                                                    Registration Nos. 333-43264
                                                                      811-08561

    As filed With the Securities and Exchange Commission on April 28, 2017

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-6

                            REGISTRATION STATEMENT
                                     UNDER
                        THE SECURITIES ACT OF 1933 [X]
                        Pre-effective Amendment No. [ ]
                       Post-Effective Amendment No. [26]
                                    and/or
                            REGISTRATION STATEMENT
                                     UNDER
                    THE INVESTMENT COMPANY ACT OF 1940 [X]
                              Amendment No. [181]

         AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL-R
                          (Exact Name of Registrant)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             2727-A Allen Parkway
                           Houston, Texas 77019-2191
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (800) 871-2000
              (Depositor's Telephone Number, Including Area Code)

                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)
                        175 Water Street, 18/th/ Floor
                           New York, New York 10038

                                (212) 770-7000
              (Guarantor's Telephone Number, Including Area Code)

                              Manda Ghaferi, Esq.
                    American General Life Insurance Company
                              21650 Oxnard Street
                       Woodland Hills, California 91367
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

    [ ]immediately upon filing pursuant to paragraph (b)

    [X]on May 1, 2017 pursuant to paragraph (b)

    [ ]60 days after filing pursuant to paragraph (a)(1)

    [ ]on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

    [ ]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PLATINUM INVESTOR(R) III
FLEXIBLE PREMIUM VARIABLE
UNIVERSAL LIFE INSURANCE POLICIES
(the "Policies") issued by
American General Life Insurance Company
("AGL") through its Separate Account VL-R

                           This Prospectus is dated

                                  May 1, 2017

This prospectus describes Platinum Investor III flexible premium variable universal life insurance Policies issued by AGL. Platinum Investor III Policies provide life insurance coverage with flexibility in death benefits, premium payments and investment options. During the lifetime of the insured person you may designate or change the beneficiary to whom Platinum Investor III pays the death benefit upon the insured person's death. You choose one of three death benefit options. We guarantee a death benefit if the monthly guarantee premium is paid and your Policy has not lapsed. AGL no longer sells Platinum
Investor III Policies.

For information on how to contact AGL, please see "Contact Information" page 5.

The Index of Special Words and Phrases on page 62 will refer you to pages that contain more about many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in bold the first time they appear in this prospectus.

This prospectus generally describes only the variable portions of the Policy, except where the fixed account is specifically mentioned. Please read this prospectus carefully and keep it for future reference.

The AGL declared fixed interest account ("Fixed Account") is the fixed investment option for these Policies. You can also use AGL's Separate Account VL-R ("Separate Account") to invest in the Platinum Investor III variable investment options. Currently, the Platinum Investor III variable investment options each purchase shares of a corresponding Fund of:

    . AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco V.I.")

    .  The Alger Portfolios ("Alger")

    .  American Century(R) Variable Portfolios, Inc. ("American Century(R) VP")

    .  Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP")

    . Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton VIP")

    .  Janus Aspen Series ("Janus Aspen")

    .  JPMorgan Insurance Trust ("JPMorgan IT")

    .  MFS(R) Variable Insurance Trust ("MFS(R) VIT")

    .  Neuberger Berman Advisors Management Trust ("Neuberger Berman AMT")

    .  Oppenheimer Variable Account Funds ("Oppenheimer")

    .  PIMCO Variable Insurance Trust ("PIMCO")

    .  Pioneer Variable Contracts Trust ("Pioneer")

    .  Putnam Variable Trust ("Putnam VT")

    .  SunAmerica Series Trust ("SunAmerica ST")

    .  VALIC Company I ("VALIC Co. I")

    .  Vanguard(R) Variable Insurance Fund ("Vanguard VIF")

See "Variable Investment Options" on page 20 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding Funds. You should also read the prospectuses of the Funds underlying the variable investment options that may interest you. You can request free copies from your AGL representative or from our Administrative Center shown under "Contact Information" on page 5.

There is no guaranteed cash surrender value for amounts allocated to the variable investment options.

If the cash surrender value (the cash value reduced by any loan balance) is insufficient to cover the charges due under the Policy, the Policy may terminate without value.

Buying this Policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable universal life insurance Policy. You may wish to consult with your insurance representative or financial advisor.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Policies are not insured by the FDIC, the Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable universal life insurance policy is subject to investment risks, including possible loss of principal invested.

The Policies are not available in all states. This prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, or on sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

                               TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY...........................................................  6
POLICY BENEFITS.........................................................................  6
   Your Specified Amount................................................................  6
   Death Benefit........................................................................  6
       Death Benefit Proceeds...........................................................  6
       Death Benefit Option 1, Option 2 and Option 3....................................  6
          Death Benefit Option 1........................................................  7
          Death Benefit Option 2........................................................  7
          Death Benefit Option 3........................................................  7
   Full Surrenders, Partial Surrenders, Transfers, and Policy Loans.....................  7
       Full Surrenders..................................................................  7
       Partial Surrenders...............................................................  7
       Transfers........................................................................  7
       Policy Loans.....................................................................  7
   Premiums.............................................................................  7
       Flexibility of Premiums..........................................................  7
       Free Look........................................................................  8
   The Policy...........................................................................  8
       Ownership Rights.................................................................  8
       Separate Account.................................................................  8
       Fixed Account....................................................................  8
       Accumulation Value...............................................................  8
       Payment Options..................................................................  8
       Tax Benefits.....................................................................  8
   Supplemental Benefits and Riders.....................................................  8
POLICY RISKS............................................................................  9
   Investment Risk......................................................................  9
   Risk of Lapse........................................................................  9
   Tax Risks............................................................................  9
   Partial Surrender and Full Surrender Risks........................................... 10
   Policy Loan Risks.................................................................... 10
PORTFOLIO RISKS......................................................................... 10
TABLES OF CHARGES....................................................................... 11
GENERAL INFORMATION..................................................................... 17
   American General Life Insurance Company.............................................. 17
   Separate Account VL-R................................................................ 17
   Guarantee of Insurance Obligations................................................... 18
   Additional Information............................................................... 18
   Communication with AGL............................................................... 18
       Administrative Center............................................................ 18
       eDelivery, eService, telephone transactions and written transactions............. 18
          eDelivery..................................................................... 18
          eService...................................................................... 19
          eService transactions, telephone transactions and written transactions........ 19
       One-time premium payments using eService......................................... 19
       Telephone transactions........................................................... 20
       General.......................................................................... 20
   Variable Investment Options.......................................................... 20
   Voting Privileges.................................................................... 24
   Fixed Account........................................................................ 25
       Our general account.............................................................. 25
       How we declare interest.......................................................... 25
   Illustrations........................................................................ 26

POLICY FEATURES.................................................................... 26
   Age............................................................................. 26
   Death Benefits.................................................................. 26
       Your specified amount of insurance.......................................... 26
       Your death benefit.......................................................... 27
       Required minimum death benefit.............................................. 27
       Base coverage and supplemental coverage..................................... 29
   Premium Payments................................................................ 30
       Premium payments............................................................ 30
       Premium payments and transaction requests in good order..................... 30
       Limits on premium payments.................................................. 30
       Checks...................................................................... 31
       Planned periodic premiums................................................... 31
       Monthly guarantee premiums.................................................. 31
       Free look period............................................................ 32
   Changing Your Investment Option Allocations..................................... 33
       Future premium payments..................................................... 33
       Transfers of existing accumulation value.................................... 33
          Charges.................................................................. 33
          Restrictions on transfers from variable investment options............... 33
          Restrictions on transfers from the Fixed Account......................... 33
       Dollar cost averaging....................................................... 33
       Automatic rebalancing....................................................... 34
       Market timing............................................................... 34
       Restrictions initiated by the Funds and information sharing obligations..... 35
   Changing the Specified Amount of Insurance...................................... 35
       Increase in coverage........................................................ 35
       Decrease in coverage........................................................ 36
   Changing Death Benefit Options.................................................. 36
       Change of death benefit option.............................................. 36
       Tax consequences of changes in insurance coverage........................... 37
       Effect of changes in insurance coverage on guarantee period................. 37
   Effective Date of Policy and Related Transactions............................... 37
       Valuation dates, times, and periods......................................... 37
       Fund pricing................................................................ 38
       Date of receipt............................................................. 38
       Commencement of insurance coverage.......................................... 38
       Date of issue; Policy months and years...................................... 38
       Monthly deduction days...................................................... 38
       Commencement of investment performance...................................... 38
       Effective date of other premium payments and requests that you make......... 38
   Reports to Policy Owners........................................................ 39
ADDITIONAL BENEFIT RIDERS.......................................................... 39
   Riders.......................................................................... 39
       Accidental Death Benefit Rider.............................................. 39
       Children's Term Insurance Rider............................................. 40
       Maturity Extension Rider.................................................... 40
       Spouse Term Rider........................................................... 41
       Terminal Illness Rider...................................................... 41
       Waiver of Monthly Deduction Rider........................................... 41
   Tax Consequences of Additional Rider Benefits................................... 42
POLICY TRANSACTIONS................................................................ 42
   eDelivery, eService, Telephone Transactions and Written Transactions............ 42
   Withdrawing Policy Investments.................................................. 42
       Full surrender.............................................................. 42
       Partial surrender........................................................... 42

       Exchange of Policy in certain states......................................... 43
       Policy loans................................................................. 43
       Preferred loan interest rate................................................. 43
       Maturity of your Policy...................................................... 44
       Tax considerations........................................................... 44
POLICY PAYMENTS..................................................................... 44
   Payment Options.................................................................. 44
       Change of payment option..................................................... 45
       Tax impact................................................................... 45
   The Beneficiary.................................................................. 45
   Assignment of a Policy........................................................... 45
   Payment of Proceeds.............................................................. 45
       General...................................................................... 45
       Delay of Fixed Account proceeds.............................................. 46
       Delay of Separate Account VL-R proceeds...................................... 46
       Delay to challenge coverage.................................................. 46
       Delay required under applicable law.......................................... 46
ADDITIONAL RIGHTS THAT WE HAVE...................................................... 47
VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS...................... 47
       Underwriting and premium classes............................................. 47
       Policies purchased through "internal rollovers".............................. 48
       State law requirements....................................................... 48
       Expenses or risks............................................................ 48
       Underlying investments....................................................... 48
CHARGES UNDER THE POLICY............................................................ 48
       Statutory premium tax charge................................................. 48
       Tax charge back.............................................................. 48
       Premium expense charge....................................................... 48
       Daily charge (mortality and expense risk fee)................................ 48
       Fees and expenses and money market investment options........................ 49
       Flat monthly charge.......................................................... 49
       Monthly charge per $1,000 of base coverage................................... 49
       Monthly insurance charge..................................................... 49
       Monthly charges for additional benefit riders................................ 50
       Surrender charge............................................................. 50
       Partial surrender processing fee............................................. 51
       Transfer fee................................................................. 51
       Illustrations................................................................ 51
       Policy loans................................................................. 51
       Charge for taxes............................................................. 51
       Allocation of charges........................................................ 51
   More About Policy Charges........................................................ 51
       Purpose of our charges....................................................... 51
       General...................................................................... 52
ACCUMULATION VALUE.................................................................. 52
       Your accumulation value...................................................... 52
       Your investment options...................................................... 52
POLICY LAPSE AND REINSTATEMENT...................................................... 53
FEDERAL TAX CONSIDERATIONS.......................................................... 53
   Tax Effects...................................................................... 53
       General...................................................................... 54
       Testing for modified endowment contract status............................... 54
       Other effects of Policy changes.............................................. 55
       Rider benefits............................................................... 55
       Taxation of pre-death distributions if your Policy is not a modified endowment contract......................................................... 55
       Taxation of pre-death distributions if your Policy is a modified endowment contract......................................................... 55

       Policy lapses and reinstatements......................................... 56
       Diversification and investor control..................................... 56
       Estate and generation skipping taxes..................................... 57
       Life insurance in split dollar arrangements.............................. 57
       Pension and profit-sharing plans......................................... 58
       Other employee benefit programs.......................................... 58
       ERISA.................................................................... 58
       Our taxes................................................................ 58
       When we withhold income taxes............................................ 59
       Other withholding tax.................................................... 59
       Tax changes.............................................................. 59
       Foreign Account Tax Compliance ("FATCA")................................. 59
BUSINESS DISRUPTION AND CYBER SECURITY RISKS.................................... 60
LEGAL PROCEEDINGS............................................................... 60
FINANCIAL STATEMENTS............................................................ 60
       Rule 12h-7 disclosure.................................................... 60
REGISTRATION STATEMENTS......................................................... 61
INDEX OF SPECIAL WORDS AND PHRASES.............................................. 62

                                              CONTACT INFORMATION
----------------------------------------------------------------------------------------------------------------
Addresses and telephone numbers: Here is how you can contact us about the Platinum Investor III Policies.
----------------------------------------------------------------------------------------------------------------
                ADMINISTRATIVE CENTER:                         HOME OFFICE:              PREMIUM PAYMENTS:
-------------------------------------------------------- -------------------------- ----------------------------
(Express Delivery)                 (U.S. Mail)           2727-A Allen Parkway       (Express Delivery)
VUL Administration, MC425          VUL Administration    Houston, Texas 77019-2191  American General Life
2 American General Center          P. O. Box 305600      1-713-831-3443             Insurance Company
Nashville, Tennessee 37250-0001    Nashville, Tennessee  1-800-340-2765             Payment Processing Center
1-713-831-3443, 1-800-340-2765     37230-5600                                       8430 W. Bryn Mawr Avenue
(Hearing Impaired) 1-888-436-5256                                                   3/rd/ Floor Lockbox 0993
Fax: 1-713-620-6653                                                                 Chicago, IL 60631
(Except premium payments)                                                           (U.S. Mail)
                                                                                    Payment Processing Center
                                                                                    P.O. Box 0993
                                                                                    Carol Stream, IL 60132-0993

                         POLICY BENEFITS/RISKS SUMMARY

   This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

   AGL no longer sells Platinum Investor III Policies.

                                POLICY BENEFITS

   During the insured person's lifetime, you may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested,
(3) choose when and how much you invest, (4) choose whether your accumulation value or amount of premiums under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage.

   You may currently allocate your accumulation value among up to 57 variable investment options available under the Policy, each of which invests in an underlying fund (each available portfolio is referred to in this prospectus as a "Fund," and collectively, the "Funds"), and the Fixed Account, which credits a specified rate of interest.

   Any Policy owner whose Policy was issued before May 1, 2006 may invest in 10 investment options that are not available to any other Policy owners. There are restrictions on the use of four additional investment options. See "Variable Investment Options" on page 20.

   Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited in the Fixed Account.

Your Specified Amount

   In your application to buy a Platinum Investor III Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. The Policy is available for specified amounts of $50,000 or more. The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. You decide how much base coverage and supplemental coverage you want. Base coverage must be at least 10% of the specified amount. We pay compensation to your insurance agent's broker-dealer for the sale of both base and supplemental coverages. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base coverage and supplemental coverage" on page 29.

Death Benefit

.. Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and increased by any unearned loan interest) to the beneficiary when the insured person dies. We provide a guarantee of a death benefit, contingent upon payment of the required premiums, equal to the specified amount (less any indebtedness) and any applicable benefit riders for a specified period. This guarantee is not applicable if your Policy has lapsed.

.. Death Benefit Option 1, Option 2 and Option 3: Owners whose Policies were issued before June 1, 2002 could choose only death benefit Option 1 or death benefit Option 2. You can choose death benefit Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit Option 3 only at the time of your application. You must choose one of the three Options when you apply for your Policy.

   . Death Benefit Option 1 is the specified amount on the date of the insured person's death.

   . Death Benefit Option 2 is the sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

   . Death Benefit Option 3 is the sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider and any partial surrenders. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

   Federal tax law may require us to increase the death benefit under any of the above death benefit Options. See "Required minimum death benefit" on page 27.

Full Surrenders, Partial Surrenders, Transfers, and Policy Loans

.. Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." You cannot reinstate a surrendered Policy. A full surrender may have adverse tax consequences.

.. Partial Surrenders: You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We do not allow partial surrenders that would reduce the death benefit below $50,000. A partial surrender is also subject to any surrender charge that then applies. A partial surrender may have adverse tax consequences.

.. Transfers: Within certain limits, you may make transfers among the variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We will assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Fixed Account.

.. Policy Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is equal to your Policy's cash surrender value less the loan interest that will be payable on your loan to your next Policy anniversary. The minimum loan you may take is $500 or, if less, an amount equal to your Policy's cash surrender value less the loan interest payable to your next Policy anniversary. We charge you interest on your loan at an annual effective rate of 4.75%, which is equal to 4.54% payable in advance. We credit interest monthly on loaned amounts; we guarantee an annual effective interest rate of 4.00%. After the tenth Policy year, you may take a preferred loan from your Policy. You may increase your risk of lapse if you take a loan. Loans may have adverse tax consequences.

Premiums

.. Flexibility of Premiums: After you pay the initial premium, you can pay premiums at any time (prior to the Policy's maturity) and in any amount less than the maximum amount allowed under tax laws. You can select a premium payment plan to pay "planned periodic premiums" monthly, quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. You may also choose to have premiums automatically deducted from your bank account or other source under our automatic payment plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

.. Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy.

The Policy

.. Ownership Rights: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

.. Separate Account: You may direct the money in your Policy to any of the available variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus. The value of your investment in a variable investment option depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment options. If the Fund investments go down, the value of a Policy can decline.

.. Fixed Account: You may place amounts in the Fixed Account where it earns interest at the rate of 4% annually. We may declare higher rates of interest, but are not obligated to do so.

.. Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

.. Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these payment options is available on request from our Administrative Center shown under "Contact Information" on page 5. Also see "Payment Options" on page 44.

.. Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. In addition, this means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a modified endowment contract ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15/th/ Policy year generally will be treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Supplemental Benefits and Riders

   You may be eligible to add additional rider benefits to your Policy. We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the insured person dies from bodily injury that results from an accident. For most of the riders that you choose, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidance and rules that pertain to the Code's definition of life insurance in effect from time to time. Not all riders are available in all states.

                                 POLICY RISKS

Investment Risk

   The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

   If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. We do not guarantee a minimum accumulation value.

   If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse

   If your cash surrender value is not enough to pay the charges deducted against your accumulation value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. While the monthly guarantee premium provision is applicable to your Policy, if you pay the monthly guarantee premiums your Policy will not lapse and we will provide a death benefit depending on the death benefit option you chose.

Tax Risks

   We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax advisor about these consequences.

   Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

   See "Federal Tax Considerations" on page 53. You should consult a qualified tax advisor for assistance in all Policy-related tax matters.

Partial Surrender and Full Surrender Risks

   The surrender charge under the Policy applies for the first 10 Policy years (and for a maximum of the first 10 Policy years after any requested increase in the Policy's specified amount) in the event you surrender the Policy or decrease the specified amount. The surrender charge may be considerable. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. Any outstanding loan balance reduces the amount available to you upon a partial or full surrender. Under Death Benefit Option 3, partial surrenders reduce the Policy's death benefit until the total value of the premiums you pay after the partial surrender is equivalent to or greater than the amount surrendered. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the accumulation value in the near future. We designed the Policy to help meet long-term financial goals.

   A partial surrender or full surrender may have adverse tax consequences.

Policy Loan Risks

   A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan and any accrued interest from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Fixed Account.

   We reduce the amount we pay on the insured person's death by the amount of any Policy loan and any accrued interest. Your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

   If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                PORTFOLIO RISKS

   A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting your AGL representative or the Administrative Center shown under "Contact Information" on page 5.

   There is no assurance that any of the Funds will achieve its stated investment objective.

                               TABLES OF CHARGES

   The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

   The first tables describe the fees and expenses that are payable at the time that you (1) buy a Policy, (2) surrender a Policy during the first 10 Policy years and the first 10 Policy years following an increase in the Policy's base coverage, (3) change a Policy's specified amount, or (4) transfer accumulation value between investment options.

                                                  Transaction Fees
---------------------------------------------------------------------------------------------------------------------
                                                            Maximum Guaranteed
Charge                    When Charge is Deducted                Charge                       Current Charge
------                  ----------------------------- ------------------------------- -------------------------------
Statutory Premium Tax   Upon receipt of each premium  3.5%/1/ of each premium         3.5%/1/ of each premium
Charge                  payment                       payment/2/                      payment/2/
Premium Expense Charge  Upon receipt of each premium  7.5% of the amount of each      5.0% of the amount of each
                        payment                       premium payment remaining       premium payment remaining
                                                      after deduction of the premium  after deduction of the premium
                                                      tax charge                      tax charge

--------
/1/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.50%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes, which will increase the tax rate.
/2/ Instead of a premium tax charge, we assess a tax charge back of 1.78% of each premium payment for Policy owners residing in Oregon. See "Tax charge back" on page 48.

                                                   Transaction Fees
---------------------------------------------------------------------------------------------------------------------
                                                                      Maximum Guaranteed
Charge                                  When Charge is Deducted            Charge                 Current Charge
------                                 --------------------------- ------------------------- -------------------------
Surrender Charge

   Maximum Charge/1/                   Upon a partial surrender    $48 per $1,000 of base    $48 per $1,000 of base
                                       or a full surrender of      coverage                  coverage
                                       your Policy/2/

   Minimum Charge/3/                   Upon a partial surrender    $1 per $1,000 of base     $1 per $1,000 of base
                                       or a full surrender of      coverage                  coverage
                                       your Policy/2/

   Example Charge - for the first      Upon a partial surrender    $18 per $1,000 of base    $18 per $1,000 of base
     Policy year - for a 40 year old   or a full surrender of      coverage                  coverage
     male, with a Specified Amount of  your Policy/2/
     $360,000, of which $252,000 is
     base coverage/2/

Partial Surrender Processing Fee       Upon a partial surrender    The lesser of $25 or      $10
                                       of your Policy              2.0% of the partial
                                                                   surrender

Transfer Fee                           Upon a transfer of          $25 for each transfer/4/  $25 for each transfer/4/
                                       accumulation value

Policy Owner Additional Illustration   Upon each request for a     $25                       $0
  Charge                               Policy illustration after
                                       the first in a Policy year

--------
/1/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the insured person's first Policy year. The Maximum Charge is for a male, standard tobacco, age 60 at the Policy's date of issue, with a Specified Amount of $360,000, all of which is base coverage.
/2/ The Policies have a Surrender Charge that applies for a maximum of the first 10 Policy years and for a maximum of the first 10 Policy years following an increase in the Policy's base coverage. The Surrender Charge attributable to an increase in the Policy's base coverage applies only to the increase in base coverage. The Surrender Charge will vary based on the insured person's sex, age, premium class, Policy year and base coverage. Surrender Charge attributable to an increase in the Policy's base coverage applies only to the increase in base coverage. See "Base coverage and supplemental coverage" on page 29. The Surrender Charges shown in the table may not be typical of the charges you will pay. Page 27 of your Policy will indicate the maximum guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus.
/3/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs during the insured person's 10th Policy year. The Minimum Charge is for a female, juvenile, age 1 at the Policy's date of issue, with a Specified Amount of $360,000, of which $252,000 is base coverage and $108,000 is supplemental coverage.
/4/  The first 12 transfers in a Policy year are free of charge.

   The next tables describe the fees and expenses that you will pay during the time that you own the Policy, not including Fund fees and expenses.

                                                       Periodic Charges
                                             (other than Fund fees and expenses)
-----------------------------------------------------------------------------------------------------------------------------
                                            When Charge is              Maximum Guaranteed
Charge                                         Deducted                      Charge                     Current Charge
------                                 -------------------------- ------------------------------- ----------------------------
Flat Monthly Charge                    Monthly, at the beginning  $6                              $6
                                       of each Policy month
Cost of Insurance Charge/1/

   Maximum Charge/2/                   Monthly, at the beginning  $83.33 per $1,000 of net        $27.68 per $1,000 of net
                                       of each Policy month       amount at risk/3/ attributable  amount at risk attributable
                                                                  to base coverage; and           to base coverage; and

                                                                  $83.33 per $1,000 of net        $27.68 per $1,000 of net
                                                                  amount at risk attributable     amount at risk attributable
                                                                  to supplemental coverage        to supplemental coverage

   Minimum Charge/4/                   Monthly, at the beginning  $0.06 per $1,000 of net         $0.04 per $1,000 of net
                                       of each Policy month       amount at risk attributable     amount at risk attributable
                                                                  to base coverage; and           to base coverage; and

                                                                  $0.06 per $1,000 of net         $0.03 per $1,000 of net
                                                                  amount at risk attributable     amount at risk attributable
                                                                  to supplemental coverage        to supplemental coverage

   Example Charge for the first        Monthly, at the beginning  $0.25 per $1,000 of net         $0.13 per $1,000 of net
     Policy year - for a 40 year old   of each Policy month       amount at risk attributable     amount at risk attributable
     male, preferred non-tobacco,                                 to base coverage; and           to base coverage; and
     with a Specified Amount of
     $360,000, of which $252,000 is                               $0.25 per $1,000 of net         $0.07 per $1,000 of net
     base coverage and $108,000 is                                amount at risk attributable     amount at risk attributable
     supplemental coverage                                        to supplemental coverage        to supplemental coverage

--------
/1/ The Cost of Insurance Charge will vary based on the insured person's sex, age, premium class, Policy year and base and supplemental coverage amounts. See "Base coverage and supplemental coverage" on page 29. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 24 of your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 26 of this prospectus.
/2/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the 12 months following the policy anniversary nearest the insured person's 99th birthday. The policy anniversary nearest the insured person's 100th birthday is the Policy's maximum maturity date. The Maximum Charge is for a male, standard tobacco, age 90 at the Policy's date of issue, with a Specified Amount of $99,999, all of which is base coverage.
/3/ The net amount at risk is the difference between the current death benefit under your Policy and your accumulation value under the Policy.
/4/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The Minimum Charge is for a female, juvenile, age 16 at the Policy's date of issue, with a Specified Amount of $1,000,000, of which $100,000 is base coverage and $900,000 is supplemental coverage.

                                                     Periodic Charges
                                           (other than Fund fees and expenses)
--------------------------------------------------------------------------------------------------------------------------
                                                                    Maximum Guaranteed
Charge                             When Charge is Deducted               Charge                     Current Charge
------                           ----------------------------- ----------------------------- -----------------------------
Monthly Charge per $1,000 of
  base coverage/1/
   Maximum Charge - for a 75     Monthly, at the beginning     $1.25 per $1,000 of base      $1.25 per $1,000 of base
     year old male, standard     of each Policy month. This    coverage                      coverage
     tobacco, with a Specified   Charge is imposed during
     Amount of $360,000, of      the first 7 Policy years and
     which $360,000 is base      the first 7 Policy years
     coverage                    following an increase in
                                 base coverage/2/

   Minimum Charge - for a 1      Monthly, at the beginning     $0.03 per $1,000 of base      $0.03 per $1,000 of base
     year old female, juvenile,  of each Policy month. This    coverage                      coverage
     with a Specified Amount of  Charge is imposed during
     $360,000, of which $36,000  the first 7 Policy years and
     is base coverage and        the first 7 Policy years
     $324,000 is supplemental    following an increase in
     coverage                    base coverage/2/

   Example Charge - for a 40     Monthly, at the beginning     $0.16 per $1,000 of base      $0.16 per $1,000 of base
     year old male, standard     of each Policy month. This    coverage                      coverage
     non-tobacco, with a         Charge is imposed during
     Specified Amount of         the first 7 Policy years and
     $360,000, of which          the first 7 Policy years
     $252,000 is base coverage   following an increase in
     and $108,000 is             base coverage/2/
     supplemental coverage

Daily Charge (mortality and      Daily                         annual effective rate of      annual effective rate of
  expense risk fee)                                            0.70% of accumulation         0.70% of accumulation
   Policy years 1-10/3/                                        value invested in the         value invested in the
                                                               variable investment           variable investment
                                                               options/3/                    options/3/

Policy Loan Interest Charge      Annually (in advance on       4.75% of the loan balance/4/  4.75% of the loan balance/4/
                                 your Policy anniversary)

--------
/1/ The Monthly Charge per $1,000 of base coverage is applied only against each $1,000 of base coverage, and not against the Policy's supplemental coverage. The Monthly Charge per $1,000 of base coverage will vary based on the amount of base coverage and the insured person's sex, age and premium class. See "Base coverage and supplemental coverage" on page 29. The Monthly Charge per $1,000 of base coverage shown in the table may not be typical of the charges you will pay. Page 3A of your Policy will indicate the initial Monthly Charge per $1,000 of base coverage applicable to your Policy. Your Policy refers to this charge as the "Monthly Expense Charge for First Seven Years." There is no additional charge for illustrations at the time you apply for a Policy which may show various amounts of base coverage and supplemental coverage. When you become a Policy owner, we reserve the right to charge a $25 fee for each illustration after the first in each Policy year.
/2/ The charge assessed during the first 7 Policy years following an increase in base coverage is only upon the amount of the increase in base coverage.
/3/  After the 10th Policy year, the daily charge will be as follows:
     Policy years 11-20.................. annual effective rate of 0.45%
     Policy years 21+.................... annual effective rate of 0.10%
     These reductions in the amount of the daily charge are guaranteed.
/4/ We assess loan interest at the beginning of each Policy year at a rate of 4.54%. The 4.54% rate is equivalent to interest assessed at the end of the Policy year at an annual effective rate of 4.75%. See "Policy loans" on page 43.

   The next table describes the fees and expenses that you will pay if you choose an optional benefit rider during the time that you own the Policy.

                                                     Periodic Charges
                                              (optional benefit riders only)
---------------------------------------------------------------------------------------------------------------------------
Optional Benefit Rider                                                 Maximum Guaranteed
Charges                                  When Charge is Deducted             Charge                   Current Charge
----------------------                  -------------------------- ---------------------------- ----------------------------
Accidental Death Benefit/1/

   Maximum Charge - for a 65 year old   Monthly, at the beginning  $0.15 per $1,000 of rider    $0.15 per $1,000 of rider
                                        of each Policy month       coverage                     coverage

   Minimum Charge - for a 29 year old   Monthly, at the beginning  $0.07 per $1,000 of rider    $0.07 per $1,000 of rider
                                        of each Policy month       coverage                     coverage

   Example Charge - for a 40 year old   Monthly, at the beginning  $0.09 per $1,000 of rider    $0.09 per $1,000 of rider
                                        of each Policy month       coverage                     coverage

Children's Term Insurance Rider         Monthly, at the beginning  $0.48 per $1,000 of rider    $0.48 per $1,000 of rider
                                        of each Policy month       coverage                     coverage

Maturity Extension Accumulation Value   Monthly, at the beginning  $10                          $0
  Version                               of the Policy month which
                                        follows your original
                                        maturity date

Maturity Extension Death Benefit
  Version
   Initial Charge                       Monthly beginning 9 years  $1 per $1,000 of net         $0.03 per $1,000 of net
                                        before your original       amount at risk attributable  amount at risk attributable
                                        maturity date              to the Policy (without any   to the Policy (without any
                                                                   riders)                      riders)

   Administrative Charge                Monthly, at the beginning  $10                          $0
                                        of the Policy month which
                                        follows your original
                                        maturity date

Spouse Term/2/

   Maximum charge - for a 75 year old   Monthly at the beginning   $5.54 per $1,000 of rider    $4.61 per $1,000 of rider
     male, standard tobacco             of each Policy month       coverage                     coverage

   Minimum charge - for a 15 year old   Monthly at the beginning   $0.07 per $1,000 of rider    $0.01 per $1,000 of rider
     female, standard non-tobacco       of each Policy month       coverage                     coverage

   Example charge - for a 40 year old   Monthly at the beginning   $0.25 per $1,000 of rider    $0.15 per $1,000 of rider
     male, standard non-tobacco         of each Policy month       coverage                     coverage

--------
/1/ The charge for the Accidental Death Benefit Rider will vary based on the insured person's age.
/2/ The charge for the Spouse Term Rider will vary based on the Spouse's sex, age and premium class.

                                                        Periodic Charges
                                                 (optional benefit riders only)
---------------------------------------------------------------------------------------------------------------------------------
Optional Benefit Rider Charges             When Charge is Deducted      Maximum Guaranteed Charge
------------------------------           ---------------------------- -------------------------------
Terminal Illness Rider

   Interest on Benefit                   At time benefit is paid and  Greater of (1) Moody's
                                         each Policy anniversary      Bond Average or (2) cash
                                         thereafter                   value interest rate plus 1%/1/

Administrative Fee                       At time of claim             $250

Waiver of Monthly Deduction/2/

   Maximum Charge - for a 59 year old    Monthly, at the beginning    $0.40 per $1,000 of net
                                         of each Policy month         amount at risk attributable
                                                                      to the Policy

   Minimum Charge - for an 18 year old   Monthly, at the beginning    $0.02 per $1,000 of net
                                         of each Policy month         amount at risk attributable
                                                                      to the Policy

   Example Charge - for a 40 year old    Monthly, at the beginning    $0.03 per $1,000 of net
                                         of each Policy month         amount at risk attributable
                                                                      to the Policy

                                                        Periodic Charges
                                                 (optional benefit riders only)
---------------------------------------------------------------------------------------------------------------------------------
Optional Benefit Rider Charges                 Current Charge
------------------------------           ----------------------------
Terminal Illness Rider

   Interest on Benefit                   5.25%



Administrative Fee                       $150

Waiver of Monthly Deduction/2/

   Maximum Charge - for a 59 year old    $0.40 per $1,000 of net
                                         amount at risk attributable
                                         to the Policy

   Minimum Charge - for an 18 year old   $0.02 per $1,000 of net
                                         amount at risk attributable
                                         to the Policy

   Example Charge - for a 40 year old    $0.03 per $1,000 of net
                                         amount at risk attributable
                                         to the Policy

--------
/1/  The guaranteed maximum interest rate will not exceed the greater of:
     . the Moody's corporate Bond Yield Average-Monthly Average Corporates for the month of October preceding the calendar year for which the loan interest rate is determined; or
     . the interest rate used to calculate cash values in the Fixed Account during the period for which the interest rate is determined, plus 1%.
/2/ The charge for the Waiver of Monthly Deduction Rider will vary based on the insured person's age when we assess the charge.

   The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2016. Current and future expenses for the Funds may be higher or lower than those shown.

                                               Annual Fund Fees and Expenses
                                     (expenses that are deducted from the Fund assets)
---------------------------------------------------------------------------------------------------------------------------
Charge                                                                                                       Maximum Minimum
------                                                                                                       ------- -------
Total Annual Fund Operating Expenses for all of the Funds (expenses that are deducted from portfolio assets
  include management fees, distribution (12b-1) fees, and other expenses)/1/                                  1.17%   0.27%

   Details concerning each Fund's specific fees and expenses are contained in the Fund's prospectus.
--------
/1/ Currently 13 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2018. These contractual reimbursements or fee waivers do not change the maximum or minimum annual Fund fees and expenses reflected in the table.

                              GENERAL INFORMATION

American General Life Insurance Company

   We are American General Life Insurance Company ("AGL" or the "Company"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

   The commitments under the Policies are AGL's and AIG has no legal obligation to back those commitments.

   AIG is a leading international insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

   More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.

   AGL is regulated for the benefit of Policy owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to Policy owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's operations.

Separate Account VL-R

   We hold the Fund shares in which any of your accumulation value is invested in the Separate Account. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

   For record keeping and financial reporting purposes, the Separate Account is divided into 88 separate "divisions," 57 of which correspond to the 57 variable "investment options" available under the Policy. The remaining 31 divisions, and all of these 57 divisions, represent investment options available under other variable universal life policies we offer. 14 of these 57 divisions are not available to all Policy owners. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

   The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners.

Guarantee of Insurance Obligations

   Insurance obligations under all Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), an affiliate of AGL. Insurance obligations include, without limitation, Policy values invested in the Fixed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. The Guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies. The Guarantee provides that Policy owners can enforce the Guarantee directly.

   As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Policies. The Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

   American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18/th/
Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

Additional Information

   We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

Communication with AGL

   When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

   Administrative Center. The Administrative Center provides service to all Policy owners. See "Contact Information" on page 5 of this prospectus. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail premium payments and loan repayments (or use express delivery, if you wish) directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5. You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

   eDelivery, eService, telephone transactions and written transactions. There are several different ways to request and receive Policy services.

       eDelivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select eDelivery. eDelivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. You may find electronically received documents easier to review and retain than paper documents. To enroll for eDelivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.aig.com/eservice and at the same time you enroll for eService, enroll for eDelivery. You do not have to enroll for eService to enroll for eDelivery unless you enroll on-line. You may select or cancel eDelivery at any time. There is no charge for eDelivery.

       eService. You may enroll for eService to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected eService, you may choose to handle certain Policy requests by eService, in writing or by telephone. We expect to expand the list of available eService transactions in the future. To enroll for eService, go to www.aig.com/eservice, click the eService login link, and complete the on line enrollment pages. You may select or cancel the use of eService at any time. There is no charge for eService.

       eService transactions, telephone transactions and written transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by eService or by telephone. See "Telephone transactions" on page 20).

   .   transfer of accumulation value;*

   .   change of allocation percentages for premium payments;*

   .   change of allocation percentages for Policy deductions;*

   .   telephone transaction privileges;*

   .   loan;*

   .   full surrender;

   .   partial surrender;*

   .   premium payments;**

   .   change of beneficiary or contingent beneficiary;

   .   loan repayments or loan interest payments;**

   .   change of death benefit option or manner of death benefit payment;

   .   change in specified amount;

   . addition or cancellation of, or other action with respect to any benefit riders;

   .   election of a payment option for Policy proceeds; and

   .   tax withholding elections.
--------
* These transactions are permitted by eService, by telephone or in writing. ** These transactions are permitted by eService or in writing.

   We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 5, or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

   One-time premium payments using eService. You may use eService to schedule one-time premium payments for your Policy. The earliest scheduled payment date available is the next business day. For the purposes of eService one-time premium payments only, a business day is a day the United

States Federal Reserve System ("Federal Reserve") is open. If payment scheduling is completed after 4:00 p.m. Eastern time, then the earliest scheduled payment date available is the second business day after the date the payment scheduling is completed.

   Generally, your payment will be applied to your Policy on the scheduled payment date, and it will be allocated to your chosen variable investment options based upon the prices set after 4:00 p.m. Eastern time on the scheduled payment date. See "Effective Date of Policy and Related Transactions" on page 37.

   Premium payments may not be scheduled for Federal Reserve holidays, even if the New York Stock Exchange ("NYSE") is open. If the NYSE is closed on your scheduled payment date, your payment will be allocated to your chosen variable investment options based upon the prices set after 4:00 p.m. Eastern time on the first day the NYSE is open following your scheduled payment date.

   Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will promptly mail a written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone request. Also, if due to malfunction or other circumstances your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

   General. It is your responsibility to carefully review all documents you receive from us and immediately notify the Administrative Center of any potential inaccuracies. We will follow up on all inquiries. Depending on the facts and circumstances, we may retroactively adjust your Policy, provided you notify us of your concern within 30 days of receiving the transaction confirmation, statement or other document. Any other adjustments we deem warranted are made as of the time we receive notice of the potential error. If you fail to notify the Administrative Center of any potential mistakes or inaccuracies within 30 days of receiving any document, we will deem you to have ratified the transaction.

Variable Investment Options

   We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. We have listed the investment options in the following two tables. The name of each Fund or a footnote for the Fund describes its type (for example, money market fund, growth fund, equity fund, etc.). The text of the footnotes follows the tables. Fund sub-advisers are shown in parentheses.

   All Policy owners may invest premium payments in variable investment options investing in the Funds listed in the first table. The second table lists investment options that are available to some Policy owners with a Policy issue date prior to May 1, 2006.

   The investment options listed in the following table are available to all Policy owners:

                                         Investment Adviser (sub-adviser, if
      Variable Investment Options                    applicable)
 -------------------------------------  --------------------------------------
 Alger Capital Appreciation Portfolio   Fred Alger Management, Inc.
 - Class I-2 Shares

 Alger Mid Cap Growth Portfolio -       Fred Alger Management, Inc.
 Class I-2 Shares

 American Century(R) VP Value Fund      American Century Investment
                                        Management, Inc.

 Fidelity(R) VIP Asset Manager/SM/      Fidelity Management & Research
 Portfolio - Service Class 2/1/         Company (FMR)
                                        (FMR Co., Inc.)
                                        (Fidelity Investments Money
                                        Management, Inc.)
                                        (Other affiliates of FMR)

 Fidelity(R) VIP Contrafund(R)          Fidelity Management & Research
 Portfolio - Service Class 2/2/         Company (FMR)
                                        (FMR Co., Inc.)
                                        (Other affiliates of FMR)

 Fidelity(R) VIP Equity-Income          Fidelity Management & Research
 Portfolio - Service Class 2            Company (FMR)
                                        (FMR Co., Inc.)
                                        (Other affiliates of FMR)

 Fidelity(R) VIP Freedom 2020           Fidelity Management & Research
 Portfolio - Service Class 2/3/         Company (FMR)
                                        (FMR Co., Inc.)
                                        (Other affiliates of FMR)

 Fidelity(R) VIP Freedom 2025           Fidelity Management & Research
 Portfolio - Service Class 2/4/         Company (FMR)
                                        (FMR Co., Inc.)
                                        (Other affiliates of FMR)

 Fidelity(R) VIP Freedom 2030           Fidelity Management & Research
 Portfolio - Service Class 2/5/         Company (FMR)
                                        (FMR Co., Inc.)
                                        (Other affiliates of FMR)

 Fidelity(R) VIP Growth Portfolio -     Fidelity Management & Research
 Service Class 2                        Company (FMR)
                                        (FMR Co., Inc.)
                                        (Other affiliates of FMR)

 Fidelity(R) VIP Mid Cap Portfolio -    Fidelity Management & Research
 Service Class 2                        Company (FMR)
                                        (FMR Co., Inc.)
                                        (Other affiliates of FMR)

 Franklin Templeton - Franklin Small    Franklin Advisory Services, LLC
 Cap Value VIP Fund - Class 2/6/

 Franklin Templeton - Franklin          Franklin Advisers, Inc.
 U.S. Government Securities VIP Fund -
 Class 2

 Franklin Templeton - Franklin Mutual   Franklin Mutual Advisers, LLC
 Shares VIP Fund - Class 2/7/

 Franklin Templeton - Templeton         Templeton Investment Counsel, LLC
 Foreign VIP Fund - Class 2/8/

 Invesco V.I. Growth and Income Fund -  Invesco Advisers, Inc.
 Series I Shares

 Invesco V.I. International Growth      Invesco Advisers, Inc.
 Fund - Series I Shares

 Janus Aspen Enterprise Portfolio -     Janus Capital Management LLC
 Service Shares/9/

 Janus Aspen Overseas Portfolio -       Janus Capital Management LLC
 Service Shares/10/

 JPMorgan IT Small Cap Core Portfolio   J.P. Morgan Investment Management Inc.
 - Class 1 Shares

 MFS(R) VIT New Discovery Series -      Massachusetts Financial Services
 Initial Class/11/                      Company

 MFS(R) VIT Research Series - Initial   Massachusetts Financial Services
 Class/12/                              Company

 Neuberger Berman AMT Mid Cap Growth    Neuberger Berman Investment Advisers
 Portfolio - Class I                    LLC

 Oppenheimer Conservative Balanced      OFI Global Asset Management, Inc.
 Fund/VA - Non-Service Shares/13/       (OppenheimerFunds, Inc.)

 Oppenheimer Global Fund/VA -           OFI Global Asset Management, Inc.
 Non-Service Shares                     (OppenheimerFunds, Inc.)

 PIMCO CommodityRealReturn(R) Strategy  Pacific Investment Management Company
 Portfolio - Administrative Class/14/   LLC

 PIMCO Real Return Portfolio -          Pacific Investment Management Company
 Administrative Class/15/               LLC

 PIMCO Short-Term Portfolio -           Pacific Investment Management Company
 Administrative Class                   LLC

 PIMCO Total Return Portfolio -         Pacific Investment Management Company
 Administrative Class                   LLC

 Pioneer Mid Cap Value VCT Portfolio -  Pioneer Investment Management, Inc.
 Class I Shares

                                         Investment Adviser (sub-adviser, if
      Variable Investment Options                    applicable)
 -------------------------------------  -------------------------------------
 Putnam VT Diversified Income Fund -    Putnam Investment Management, LLC
 Class IB/16/                           (Putnam Investments Limited)
                                        Though the investment advisor has
                                        retained the services of Putnam
                                        Investments Limited (PIL), PIL does
                                        not currently manage any assets of
                                        the fund.

 Putnam VT International Value Fund -   Putnam Investment Management, LLC
 Class IB/17/                           (Putnam Advisory Company, LLC)
                                        (Putnam Investments Limited)
                                        Though the investment advisor has
                                        retained the services of both PIL and
                                        the Putnam Advisory Company, LLC
                                        (PAC), PIL and PAC do not currently
                                        manage any assets of the fund.

 SunAmerica ST Aggressive Growth        SunAmerica Asset Management, LLC*
 Portfolio - Class 1 Shares             (Wells Capital Management
                                        Incorporated)

 SunAmerica ST Balanced Portfolio -     SunAmerica Asset Management, LLC*
 Class 1 Shares/18/                     (J.P. Morgan Investment Management
                                        Inc.)

 VALIC Co. I Government Money Market I  VALIC** (SunAmerica Asset Management,
 Fund                                   LLC*)

 VALIC Co. I International Equities     VALIC** (SunAmerica Asset Management,
 Index Fund/19/                         LLC*)

 VALIC Co. I Mid Cap Index Fund         VALIC** (SunAmerica Asset Management,
                                        LLC*)

 VALIC Co. I Nasdaq-100(R) Index        VALIC** (SunAmerica Asset Management,
 Fund/20/                               LLC*)

 VALIC Co. I Science & Technology       VALIC**
 Fund/21/                               (Allianz Global Investors U.S. LLC)
                                        (T. Rowe Price Associates, Inc.)
                                        (Wellington Management Company LLP)

 VALIC Co. I Small Cap Index Fund/22/   VALIC** (SunAmerica Asset Management,
                                        LLC*)

 VALIC Co. I Stock Index Fund/23/       VALIC** (SunAmerica Asset Management,
                                        LLC*)

 Vanguard(R)*** VIF High Yield Bond     Wellington Management Company LLP
 Portfolio

 Vanguard(R)*** VIF REIT Index          The Vanguard Group, Inc.
 Portfolio

--------
/1/ The Fund type for Fidelity(R) VIP Asset Manager /SM/ Portfolio - Service Class 2 is high total return.
/2/   The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Service
      Class 2 is long-term capital appreciation.
/3/   The Fund type for Fidelity(R) VIP Freedom 2020 Portfolio - Service
      Class 2 is high total return.
/4/   The Fund type for Fidelity(R) VIP Freedom 2025 Portfolio - Service
      Class 2 is high total return.
/5/   The Fund type for Fidelity(R) VIP Freedom 2030 Portfolio - Service
      Class 2 is high total return.
/6/   The Fund type for Franklin Templeton - Franklin Small Cap Value VIP Fund
      - Class 2 is long-term total return.
/7/ The Fund type for Franklin Templeton - Franklin Mutual Shares VIP Fund - Class 2 is capital appreciation with income as a secondary goal.
/8/   The Fund type for Franklin Templeton - Templeton Foreign VIP Fund -
      Class 2 is long-term capital growth.
/9/ The Fund type for Janus Aspen Enterprise Portfolio - Service Shares is long-term growth of capital.
/10/ The Fund type for Janus Aspen Overseas Portfolio - Service Shares is long-term growth of capital.
/11/ The Fund type for MFS(R) VIT New Discovery Series - Initial Class is capital appreciation.
/12/ The Fund type for MFS(R) VIT Research Series - Initial Class is capital appreciation.
/13/ The Fund type for Oppenheimer Conservative Balanced Fund/VA - Non-Service Shares is total return.
/14/ The Fund type for PIMCO CommodityRealReturn(R) Strategy Portfolio - Administrative Class is maximum real return.
/15/ The Fund type for PIMCO Real Return Portfolio - Administrative Class is maximum real return.
/16/ The Fund type for Putnam VT Diversified Income Fund - Class IB is as high a level of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital.
/17/ The Fund type for Putnam VT International Value Fund - Class IB is capital growth. Current income is a secondary objective.
/18/ The Fund type for SunAmerica ST Balanced Portfolio - Class 1 Shares is conservation of principal and capital appreciation.
/19/ The Fund type for VALIC Co. I International Equities Fund is long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers.
/20/ The Fund type for VALIC Co. I Nasdaq-100(R) Index Fund is long-term capital growth through investments in the stocks that are included in the Nasdaq-100(R) Index.

/21/ The Fund type for VALIC Co. I Science & Technology Fund is long-term capital appreciation. This Fund is a sector fund.
/22/ The Fund type for VALIC Co. I Small Cap Index Fund is growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Russell 2000(R) Index.
/23/ The Fund type for VALIC Co. I Stock Index Fund is long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500(R) Index.
*     SunAmerica Asset Management, LLC is an affiliate of AGL.
**    "VALIC" means The Variable Annuity Life Insurance Company.
***   "Vanguard" is a trademark of The Vanguard Group, Inc.

   The investment options listed in the following table are available only to certain Policy owners. The notes that follow the table explain the restrictions on availability.

                                         Investment Adviser (sub-adviser, if
      Variable Investment Options                    applicable)
 -------------------------------------  --------------------------------------
 Dreyfus Investment Portfolios MidCap   The Dreyfus Corporation
 Stock Portfolio - Initial Shares*

 Dreyfus Variable Investment Fund       The Dreyfus Corporation
 Opportunistic Small Cap Portfolio -
 Initial Shares*

 Dreyfus Variable Investment Fund       The Dreyfus Corporation
 Quality Bond Portfolio - Initial
 Shares*

 Goldman Sachs VIT Strategic Growth     Goldman Sachs Asset Management, L.P.
 Fund/1/**

 Invesco V.I. Core Equity Fund -        Invesco Advisors, Inc.
 Series I Shares*

 Invesco V.I. High Yield Fund -         Invesco Advisors, Inc. (Invesco
 Series I Shares*                       Canada Ltd.)

 Janus Aspen Global Research Portfolio  Janus Capital Management LLC
 - Service Shares/2/*

 JPMorgan IT Mid Cap Value Portfolio -  J.P. Morgan Investment Management Inc.
 Class 1 Shares**

 MFS(R) VIT II Core Equity Portfolio -  Massachusetts Financial Services
 Initial Class/3/*                      Company

 MFS(R) VIT Growth Series - Initial     Massachusetts Financial Services
 Class*                                 Company

 Morgan Stanley VIF Growth Portfolio -  Morgan Stanley Investment Management
 Class I Shares/4/*                     Inc.

 Pioneer Fund VCT Portfolio - Class I   Pioneer Investment Management, Inc.
 Shares/5/***

 Pioneer Select Mid Cap Growth VCT      Pioneer Investment Management, Inc.
 Portfolio - Class I Shares***

 Putnam VT Growth and Income Fund -     Putnam Investment Management, LLC
 Class IB*/****                         (Putnam Investments Limited)
                                        Though the investment advisor has
                                        retained the services of PIL, PIL
                                        does not currently manage any assets
                                        of the fund.

--------
/1/ The Fund type for Goldman Sachs VIT Strategic Growth Fund is long-term growth of capital.
/2/ The Fund type for Janus Aspen Global Research Portfolio - Service Shares is long-term growth of capital.
/3/ The Fund type for MFS(R) VIT II Core Equity Portfolio - Initial Class is capital appreciation.
/4/ Effective May 1, 2017, the fund name was changed from The Universal Institutional Funds, Inc. Growth Portfolio to Morgan Stanley Variable Insurance Fund, Inc. (VIF) Growth Portfolio.
/5/ The Fund type for Pioneer Fund VCT Portfolio - Class I Shares is reasonable income and capital growth.
* This investment option is available only to Policy owners whose Policies were effective before May 1, 2006. If a Policy's date of issue is before May 1, 2006 only because we assigned an earlier date than otherwise would apply to preserve a younger age at issue for the insured person, the Policy owner will not be able to invest in this investment option. See "Date of issue; Policy months and years" on page 38.
** Policy owners with accumulation value in this investment option may transfer any or all of the value from the investment option. This investment option is not available for any other purpose. This investment option is not offered for new Policies.

*** Any Policy owner whose accumulation value as of December 10, 2004 was invested in whole or in part in the investment option funded by this Portfolio may continue to use the investment option for any purpose allowed under the Policy.
**** The Putnam VT Growth and Income Fund - Class IB will merge with and into the Putnam VT Equity Income Fund - Class IB effective at the close of business on or about May 12, 2017.

   From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

   You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their prospectuses. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan. A Fund's prospectus may be supplemented by the Fund's Investment Adviser. Please check the Platinum Investor III webpage at www.aig.com/individual/insurance/life/variable-universal-life/platinum- investor-3 to view the Fund prospectuses and their supplements, or contact us at our Administrative Center to request copies of Fund prospectuses and their supplements.

   We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

   We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO") under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO for services we perform.

   We also receive what are referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

   From time to time some of these arrangements, except for 12b-1 arrangements, may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses we incur are greater than we anticipated. If the expenses we incur are less than we anticipated, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 48.

Voting Privileges

   We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

   We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account. Even if Policy owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Policy owners could determine the outcome of matters subject to shareholder vote.

   If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

   In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

Fixed Account

   We invest any accumulation value you have allocated to the Fixed Account as part of our general account assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 51. The "daily charge" described on page 48 and the fees and expenses of the Funds discussed on page 16 do not apply to the Fixed Account.

   You may transfer accumulation value into the Fixed Account at any time. However, there are restrictions on the amount you may transfer out of the Fixed Account in a Policy year. Please see "Transfers of existing accumulation value" on page 33.

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of AGL in addition to those arising from the Policies. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate of at least 4%.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Illustrations

   We may provide you with illustrations for your Policy's death benefit, accumulation value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

   Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed insured person's age and premium class and (2) your selection of a death benefit option, specified amount, planned periodic premiums, riders, and proposed investment options.

   After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                POLICY FEATURES

   Keep in mind as you review the following Policy features that we no longer sell Platinum Investor III Policies.

Age

   Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "age nearest birthday."

Death Benefits

   Your specified amount of insurance. In your application to buy a Platinum Investor III Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. Base coverage must be at least 10% of the specified amount. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base coverage and supplemental coverage" on page 29.

   We also guarantee a death benefit for a specified period provided you have paid the required monthly guarantee premiums. The guaranteed death benefit is equal to the specified amount (less any indebtedness) and any benefit riders. We refer to this guarantee in both your Policy and this prospectus as the "guarantee period benefit." We provide more information about the specified amount and the guarantee period benefit under "Monthly guarantee premiums," beginning on page 31. You should read these other discussions carefully because they contain important information about how the choices you make can affect your benefits and the amount of premiums and charges you may have to pay.

   Investment performance affects the amount of your Policy's accumulation value. We deduct all charges from your accumulation value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid timely each month, the specified amount of insurance payable under your Policy is unaffected by investment performance. (See "Monthly insurance charge" on page 49.)

   Your death benefit. You must choose one of three death benefit options under your Policy at the time it is issued. Owners whose Policies were issued before June 1, 2002 could choose only death benefit Option 1 or death benefit Option 2.

   You can choose Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit Option 3 only at the time of your application. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the option you choose, the death benefit we will pay is

   .   Option 1--The specified amount on the date of the insured person's death.

   . Option 2--The sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

   . Option 3--The sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider and any partial surrenders. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

   See "Partial surrender" on page 42 for more information about the effect of partial surrenders on the amount of the death benefit.

   Under either Option 2 or Option 3, your death benefit will be higher than under Option 1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will be higher under Option 1 than under either Option 2 or Option 3.

   Any premiums we receive after the insured person's death will be returned and not included in your accumulation value.

   Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit option. We refer to this larger benefit as the "required minimum death benefit" as explained below.

   Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law can be used: the "guideline premium test" or the "cash value accumulation test." You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

   If you choose the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a Policy year, as long as the death benefit is large enough compared to the accumulation value to meet the test requirements.

   The other major difference between the two tax tests involves the Policy's required minimum death benefit. The required minimum death benefit is calculated as shown in the tables that follow.

   If you selected death benefit Option 1, Option 2 or Option 3 at any time when the required minimum death benefit is more than the death benefit payable under the option you selected, the death benefit payable would be the required minimum death benefit.

   Under federal tax law rules, if you selected either death benefit Option 1 or Option 3 and elected the cash value accumulation test, rather than the guideline premium test, the payment of additional premiums may cause your accumulation value to increase the required minimum death benefit. Therefore, choosing the cash value accumulation test may make it more likely that the required minimum death benefit will apply if you select death benefit Option 1 or Option 3.

   If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause your Policy's death benefit to be higher than if you had chosen the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your Policy will also tend to be higher. This compensates us for the additional risk that we might have to pay the higher required minimum death benefit.

   If you have selected the cash value accumulation test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by a required minimum death benefit percentage that will be shown on page 29 in your Policy. The required minimum death benefit percentage varies based on the age and sex of the insured person. Below is an example of applicable required minimum death benefit percentages for the cash value accumulation test. The percentages shown are for a male, non-tobacco, ages 40 to 99.

                         APPLICABLE PERCENTAGES UNDER
                         CASH VALUE ACCUMULATION TEST
-------------------------------------------------------------------------------
Insured Person's Attained Age       40   45   50   55   60   65   70   75   99
%                                  344% 293% 252% 218% 191% 169% 152% 140% 104%

   If you have selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by an applicable required minimum death benefit percentage. The applicable required minimum death benefit percentage is 250% when the insured person's age is 40 or less, and decreases each year thereafter to 100% when the insured person's age is 95 or older. The applicable required minimum death benefit percentages under the guideline premium test for certain ages between 40 and 95 are set forth in the following table.

                         APPLICABLE PERCENTAGES UNDER
                            GUIDELINE PREMIUM TEST
-------------------------------------------------------------------------------
Insured Person's Attained Age       40   45   50   55   60   65   70   75  95+
%                                  250% 215% 185% 150% 130% 120% 115% 105% 100%

   Your Policy calls the multipliers used for each test the "Death Benefit Corridor Rate."

   Base coverage and supplemental coverage. When you apply for a Policy, the amount of insurance you select is called the "specified amount." The specified amount may be made up of two types of coverage: base coverage, which will always be present, and supplemental coverage, which may also be included. The total of the two coverages cannot be less than the minimum of $50,000 and at least 10% of the total must be base coverage when you purchase the Policy.

   Generally, if we assess less than the maximum guaranteed charges under your Policy and if you choose supplemental coverage instead of base coverage, then in the early Policy years you will reduce your total charges and increase your accumulation value and cash surrender value. The more supplemental coverage you elect, the greater will be the amount of the reduction in charges and increase in accumulation value.

   You should have an understanding of the significant differences between base coverage and supplemental coverage before you complete your application. Here are the features about supplemental coverage that differ from base coverage:

   . In general, the larger percentage of supplemental coverage you choose when your Policy is issued, the shorter the time the guarantee period benefit will be in force;

   . We pay a higher level of compensation for the sale of base coverage than for supplemental coverage either when you purchase your Policy or when you pay additional premiums at any time through the tenth Policy year (we do not provide compensation for premiums we receive after the tenth Policy year);

   .   Supplemental coverage has no surrender charges;

   . The cost of insurance rate for supplemental coverage is always equal to or less than the cost of insurance rate for an equivalent amount of base coverage; and

   . We do not collect the monthly charge for each $1,000 of specified amount that is attributable to supplemental coverage.

   You can change the percentage of base coverage when you increase the specified amount, but at least 10% of the total specified amount after the increase must remain as base coverage. There is no charge when you change the percentages of base and supplemental coverages. However, if you increase your Policy's base coverage, we will impose a new surrender charge only upon the amount of the increase in base coverage. The new surrender charge applies for the first 10 Policy years following the increase. The percentage that your base and supplemental coverages represent of your specified amount will not change whenever you decrease the specified amount. A partial surrender will reduce the specified amount. In this case, we will deduct any surrender charge that applies to the decrease in base coverage, but not to the decrease in supplemental coverage since supplemental coverage has no surrender charge.

   You should use the mix of base and supplemental coverage to emphasize your own objectives. For instance, our guarantee of a minimum death benefit (through the guarantee period benefit) may be essential to your planning. If this is the case, you may wish to maximize the percentage amount of base coverage you purchase. Policy owner objectives differ. Therefore, before deciding how much, if any, supplemental coverage you should have, you should discuss with your AGL representative what you believe to be your own objectives. Your representative can provide you with further information and Policy illustrations showing how your selection of base and supplemental coverages can affect your Policy values under different assumptions.

Premium Payments

   Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your free look period, as discussed on page 32, will be allocated upon receipt to the available investment options you have chosen.

   Premium payments and transaction requests in good order. We will accept the Policy owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy owner's investment options, contingent upon the Policy owner's providing us with instructions in good order. This means that the Policy owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

   When we receive a premium payment or transaction request in good order, it will be treated as described under "Effective date of other premium payments and requests that you make" on page 38 of this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

   We will attempt to obtain Policy owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy owner to determine the intent of a request. If a Policy owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy owner along with the date the request was canceled.

   Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 53. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

   Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 35.)

   Checks. You may pay premium by checks drawn on a U.S. bank in U.S. dollars and made payable to "American General Life Insurance Company," or "AGL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 5 of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your AGL representative or from our Administrative Center shown under "Contact Information" on page 5.

   Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill monthly, quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero or that the guarantee period benefit (described under "Monthly guarantee premiums" on page 31) remains in effect ("Cash surrender value" is explained under "Full surrenders" on page 7.) The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero as a result of the deductions we periodically make from your accumulation value.

   Monthly guarantee premiums. Page 3 of your Policy will specify a "Monthly Guarantee Premium." If you pay these guarantee premiums, we will provide at least an Option 1 death benefit, even if your policy's cash surrender value has declined to zero.

   We call this our "guarantee period benefit" and here are its terms and conditions:

   . On the first day of each Policy month that you are covered by the guarantee period benefit, we determine if the cash surrender value (we use your accumulation value less loans during your first five Policy years) is sufficient to pay the monthly deduction. (Policy months are measured from the "Date of Issue" that will also be shown on page 3 of your Policy.)

   . If the cash surrender value is insufficient, we determine if the cumulative amount of premiums paid under the Policy, less any partial surrenders and Policy loans, is at least equal to the sum of the monthly guarantee premiums starting with the date of issue, including the current Policy month.

   . If the monthly guarantee premium requirement is met, the Policy will not lapse. See "Policy Lapse and Reinstatement" on page 53.

   . We continue to measure your cash surrender value and the sum of monthly guarantee premiums for the length of time you are covered by the guarantee period benefit.

   The cost of providing the guarantee period benefit is, in part, dependent on the level of the monthly guarantee premium and the duration of the guarantee period. The more supplemental coverage you choose, the lower are your overall Policy charges. Although overall Policy charges are lower, more supplemental coverage will result in a higher monthly guarantee premium and a shorter guarantee period.

   The length of time you are covered by the guarantee period benefit varies on account of two things (except in New Jersey, as described in the last paragraph of this section):

   .   the insured person's age at the Policy's date of issue; and

   .   the amounts of base coverage and supplemental coverage you have chosen.

   The maximum duration for the guarantee period - 10 years - happens in the event you have chosen 100% base coverage and the insured person is no older than age 50 at the Policy's date of issue. We reduce the maximum time for the guarantee period by one year for each year the insured person is older than age 50 at the date of issue. The reductions stop after the insured person is age 55 or older at the date of issue. This means, for instance, that you will have a guarantee period of 5 years if you choose 100% base coverage and the insured person is age 55 at the Policy's date of issue.

   The least amount of time for the guarantee period to be in effect - 3 years
- happens in the event you have chosen the maximum permitted 90% of supplemental coverage and the insured person is older than age 50 at the date of issue.

   Whenever you increase or decrease your specified amount, change death benefit options or add or delete a benefit rider, we calculate a new monthly guarantee premium. The amount you must pay to keep the guarantee period benefit in force will increase or decrease. We can calculate your new monthly guarantee premium as a result of a Policy change before you make the change. Please contact either your AGL representative or the Administrative Center shown under "Contact Information" on page 5 for this purpose.

   . For increases in the specified amount, the new monthly guarantee premium is calculated based on the insured's underwriting characteristics at the time of the increase and the amount of the increase.

   . For decreases in the specified amount, the monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the monthly guarantee premium is reduced by one-half.

   . For the addition of a benefit rider, the monthly guarantee premium is increased by the amount of the monthly deduction for the rider.

   . For the deletion of a benefit rider, the monthly guarantee premium will be decreased by the amount of the monthly deduction for the rider.

   We provide the guarantee period benefit for 5 years for all Policies issued in the State of New Jersey. The period of coverage for New Jersey Policies is unaffected by the insured person's age at the Policy's date of issue or your choice of base coverage and supplemental coverage.

   Free look period. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown under "Contract Information" on page 5 or return it to the AGL representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be longer. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. This reallocation will not count against the 12 free transfers that you are permitted to make each year. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

Changing Your Investment Option Allocations

   Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

   Transfers of existing accumulation value. You may transfer your existing accumulation value from one investment option to another, subject to the restrictions below and other restrictions described in this prospectus (see "Market timing" on page 34, "Restrictions initiated by the Funds and information sharing obligations" on page 35 and "Additional Rights That We Have" on page 47).

   . Charges. The first 12 transfers in a Policy year are free of charge. We consider your instruction to transfer from or to more than one investment option at a time to be one transfer. We will charge $25 for each additional transfer.

   . Restrictions on transfers from variable investment options. You may make transfers from the variable investment options at any time. There is no maximum limit on the amount you may transfer. The minimum amount you may transfer from a variable investment option is $500, unless you are transferring the entire amount you have in the option.

   . Restrictions on transfers from the Fixed Account. You may make transfers from the Fixed Account only during the 60-day period following each Policy anniversary (including the 60-day period following the date we apply your initial premium to your Policy).

       The maximum total amount you may transfer from the Fixed Account each year is limited to the greater of "a" or "b" below:

       a. 25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary (for the first Policy year, the amount of your initial premium you allocated to the Fixed Account); or

       b. the total amount you transferred or surrendered from the Fixed Account during the previous Policy year.

       The minimum amount you may transfer from the Fixed Account is $500, unless you are transferring the entire amount you have in the Fixed Account.

   Dollar cost averaging. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long enough period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.

   Under dollar cost averaging, we automatically make transfers of your accumulation value from the variable investment option of your choice to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the valuation period containing the day of the month you select. (The term "valuation period" is described on page 37.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the investment option from which you are making transfers becomes exhausted. You may maintain only one dollar cost averaging instruction with us at a time. You cannot use dollar cost averaging at the same time you are using automatic rebalancing. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You may maintain only one automatic rebalancing instruction with us at a time. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   Market timing. The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

   . dilution in the value of Fund shares underlying investment options of other Policy owners;

   .   interference with the efficient management of the Fund's portfolio; and

   .   increased administrative costs.

   We have policies and procedures affecting your ability to make transfers within your Policy. A transfer can be your allocation of all or a portion of a new premium payment to an investment option. You can also transfer your accumulation value in one investment option (all or a portion of the value) to another investment option.

   We are required to monitor the Policies to determine if a Policy owner requests:

   . a transfer out of a variable investment option within two calendar weeks of an earlier transfer into that same variable investment option; or

   . a transfer into a variable investment option within two calendar weeks of an earlier transfer out of that same variable investment option; or

   . a transfer out of a variable investment option followed by a transfer into that same variable investment option, more than twice in any one calendar quarter; or

   . a transfer into a variable investment option followed by a transfer out of that same variable investment option, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Policy owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

   In most cases, transfers into and out of the money market investment option are not considered market timing; however, we examine all of the above transactions without regard to any transfer into or out of the money market investment option. We treat such transactions as if they are transfers directly into and out of the same variable investment option. For instance:

   (1) if a Policy owner requests a transfer out of any variable investment option into the money market investment option, and

   (2) the same Policy owner, within two calendar weeks requests a transfer out of the money market investment option back into that same variable investment option, then

   (3) the second transaction above is considered market timing.

   Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

   The procedures above will be followed in all circumstances, and we will treat all Policy owners the same.

   In addition, Policy owners incur a $25 charge for each transfer in excess of 12 each Policy year.

   Restrictions initiated by the Funds and information sharing obligations. The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

   Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

   In order to prevent market timing, the Funds have the right to request information regarding Policy owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy owner transactions in the Fund.

Changing the Specified Amount of Insurance

   Increase in coverage. At any time while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

   We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age, gender and premium class of the insured person at the time of the increase. Also, a new amount of surrender charge

   . applies to any amount of the increase that you request as base (rather than supplemental) coverage;

   . applies as if we were instead issuing the same amount of base coverage as a new Platinum Investor III Policy; and

   . applies to the amount of the increase for the 10 Policy years following the increase.

   Whenever you decide to increase your specified amount, you will be subject to a new monthly charge per $1,000 of base coverage. The additional charge will be applied to the increase in your base coverage portion of the increase in the specified amount for the first 7 Policy years following the increase. Increasing the specified amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

   You are not required to increase your specified amount in any specific percentage or ratio that your base and supplemental coverage bear to your specified amount before the increase, with one exception. Base coverage must be at least 10% of the total specified amount after the increase.

   Decrease in coverage. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the specified amount cannot be less than the greater of:

   .   $50,000; and

   . any minimum amount which, in view of the amount of premiums you have paid, is necessary for the Policy to continue to meet the federal tax law definition of life insurance.

   We will apply a reduction in specified amount proportionately against the specified amount provided under the original application and any specified amount increases. The decrease in specified amount will decrease both your base and supplemental coverage in the same ratio they bear to your specified amount before the decrease. We will deduct from your accumulation value any surrender charge that is due on account of the decrease. We will also reduce any remaining surrender charge amount associated with the portion of your Policy's base coverage that has been reduced. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed.

   A reduction in specified amount will not reduce the monthly charge per $1,000 of base coverage or the amount of time for which we assess this charge. For instance, if you increase your base coverage and follow it by a decrease in base coverage within 7 years of the increase, we will assess the monthly charge per $1,000 of base coverage against the increase in base coverage for the full 7 years even though you have reduced the amount of base coverage.

Changing Death Benefit Options

   Change of death benefit option. You may at any time before the death of the insured person request us to change your choice of death benefit option from:

   Option 1 to Option 2;
   Option 2 to Option 1; or
   Option 3 to Option 1.

   No other changes are permitted. A change from Option 3 to Option 1 may be subject to regulatory approval in your state.

   . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day (see "Monthly deduction days" on page 38) following the date we receive your request for change. We will take the reduction proportionately from each component of the Policy's specified amount. We will not charge a surrender charge for this reduction in specified amount. The surrender charge schedule will not be reduced on account of the reduction in specified amount. The monthly charge per $1,000 of base coverage will not change. At the time of the change of death benefit option, your Policy's monthly insurance charge and surrender value will not change.

   . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value. We will apply the entire increase in your specified amount to the last coverage added (either base or supplemental) to your Policy, and which has not been removed by a decrease in your Policy's specified amount. For the purpose of this calculation, if base and supplemental coverages were issued on the same date, we will consider the supplemental coverage to have been issued later. The monthly charge per $1,000 of base coverage will not change. At the time of the change of death benefit option, your Policy's monthly insurance charge and surrender value will not change.

   . If you change from Option 3 to Option 1, your Policy's specified amount will not change. The monthly charge per $1,000 of base coverage and the cost of insurance rates will not change. Your Policy's monthly insurance charge will decrease and the surrender value will increase.

   Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 53 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

   Effect of changes in insurance coverage on guarantee period. A change in coverage does not result in termination of the guarantee period, so that if you pay certain prescribed amounts of premiums, we will pay a death benefit even if your Policy's cash surrender value declines to zero. The details of this guarantee are discussed under "Monthly guarantee premiums," beginning on page 31.

Effective Date of Policy and Related Transactions

   Valuation dates, times, and periods. We compute values under a Policy on each day that the NYSE is open for business. We call each such day a "valuation date" or a "business day."

   We compute policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m. Central time. We call this our "close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period." We are closed only on those holidays the NYSE is closed.

   Fund pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

   Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the following valuation date. Any premium payments we receive after our close of business are held in our general account until the next business day.

   If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We do not accept military allotment programs.

   Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to determine whether to issue a Policy to you and, if so, what the insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $1,000,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement," available to you when you apply for this Policy.

   Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Date of Issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

   Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

   Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been reviewed and found to be satisfactory, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

   Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

   . Increases or decreases you request in the specified amount of insurance, reinstatement of a Policy that has lapsed, and changes in death benefit option take effect on the Policy's monthly deduction day if your request is approved on that day or on the next monthly deduction day following our approval if we approve your request on any other day of the month;

   . In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

   . If you exercise your right to return your Policy described under "Free look period" on page 32 of this prospectus, your coverage will end when you deliver it to your AGL representative, or if you mail it to us, the date it is postmarked; and

   . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Internal Revenue Code of 1986, as amended (the "Code"). If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

Reports to Policy Owners

   Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

                           ADDITIONAL BENEFIT RIDERS

Riders

   You may be eligible to add an additional rider benefit to your Policy. You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service ("IRS") guidance and rules that pertain to the Code's definition of life insurance as in effect from time to time. Not all riders are available in all states. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits. Some of the riders provide guaranteed benefits that are obligations of our general account and not of the Separate Account. See "Our general account" on page 25.

   . Accidental Death Benefit Rider. This rider pays an additional death benefit if the insured person dies from certain accidental causes. There is a charge for this rider. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

   . Children's Term Insurance Rider. This rider provides term life insurance coverage on the eligible children of the person insured under the Policy. There is a charge for this rider. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You may purchase this rider at the time we issue your Policy or at any time thereafter. You may terminate the rider at any time. If you do so, the charge will cease.

   . Maturity Extension Rider. This rider gives you the option to extend the Policy's maturity date beyond what it otherwise would be, at any time before the original maturity date. Once you select this rider, if you have not already elected to extend the maturity date, we will notify you of this right 60 days before maturity. If you do not then elect to extend the maturity date before the original maturity date, the rider will terminate and the maturity date will not be extended. You have two versions of this rider from which to choose, the Accumulation Value version and the Death Benefit version. Either or both versions may not be available in your state.

          The Accumulation Value version provides for a death benefit after your original maturity date that is equal to the accumulation value on the date of the insured person's death. The death benefit will be reduced by any outstanding Policy loan amount. There is no charge for this version until you reach your original maturity date. After your original maturity date, we will charge a monthly fee of no more than $10.

          The Death Benefit version provides for a death benefit after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount.

          We will charge you the following amounts under the death benefit version

          . A monthly fee of no more than $30 for each $1,000 of the net amount at risk. This fee begins 9 years before your original maturity date and terminates on your original maturity date; and

          . A monthly fee of no more than $10. This fee begins on your original maturity date if you exercise your right under the rider to extend your original maturity date.

          Nine years and 60 days before your original maturity date, we will notify you that you will incur these charges if you keep the rider. You will then have until your original maturity date to terminate the rider and with it, your right to extend your original maturity date. If you terminate the rider at any time within this nine year and 60 day period, there will be no further charges and you will have no remaining right to receive a benefit under the rider.

       Both versions of the rider may be added at any time to an existing Policy up until the same nine year and 60 day period before your original maturity date. In Illinois you may select either version of the rider only after we issue your Policy.

       There are features common to both riders in addition to the $10 maximum monthly fee. Only the insurance coverage associated with the Policy will be extended beyond your original maturity date. We do not allow additional premium payments, or changes in specified amount after your original maturity date. The only charge we continue to automatically deduct after the original maturity date is the daily charge described on page 48. Once you have exercised your right to extend your original maturity date, you cannot revoke it. The monthly fee will continue. You can, however, surrender your Policy at any time.

       Extension of the maturity date beyond the insured person's age 100 may result in current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax advisor before making such an extension.

   . Spouse Term Rider. This rider provides term life insurance on the life of the spouse of the Policy's insured person. There is a charge for this rider. This rider terminates no later than the Policy anniversary nearest the spouse's 75th birthday. You can convert this rider into any other insurance, except term, under our published rules at the time of conversion. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

   . Terminal Illness Rider. This rider provides the Policy owner with the right to request a benefit if the Policy's insured person is diagnosed as having a terminal illness (as defined in the rider) and less than 12 months to live. This rider is not available in all states. There is a charge for this rider. The maximum amount you may receive under this rider before the insured person's death is 50% of the death benefit that would be due under the Policy (excluding any rider benefits), not to exceed $250,000. The amount of benefits paid under the rider, plus interest on this amount to the next Policy anniversary, plus an administrative fee (not to exceed $250), becomes a "lien" against the Policy. The maximum interest rate will not exceed the greater of

      . the Moody's corporate Bond Yield Average-Monthly Average Corporates for the month of October preceding the calendar year for which the loan interest rate is determined; or

      . the interest rate used to calculate cash values in the Fixed Account during the period for which the interest rate is determined, plus 1%.

       A lien is a claim by AGL against all future Policy benefits. We will continue to charge interest in advance on the total amount of the lien and will add any unpaid interest to the total amount of the lien each year. The cash surrender value of the Policy also will be reduced by the amount of the lien. Any time the total lien, plus any other Policy loans, exceeds the Policy's then current death benefit, the Policy will terminate without further value. You can purchase this rider at any time prior to the maturity date. You may terminate this rider at any time. If you do so, the charge will cease.

   . Waiver of Monthly Deduction Rider. This rider provides for a waiver of all monthly charges assessed for both your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). This rider is not available for Policies with an initial specified amount greater than

       $5,000,000. There is a charge for this rider. While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. When we "pay benefits" under this rider, we pay all monthly charges (except for loan interest) for your Policy when they become due, and then deduct the same charges from your Policy. Therefore, your Policy's accumulation value does not change because of monthly charges. We perform these two transactions at the same time. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest. You can purchase this rider on the life of an insured person who is younger than age 56. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

Tax Consequences of Additional Rider Benefits.

   Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page 53. You should consult a qualified tax advisor.

                              POLICY TRANSACTIONS

   The following transactions may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features" on page 26. Certain transactions also include charges. For information regarding other charges, see "Charges Under the Policy" on page 48.

eDelivery, eService, Telephone Transactions and Written Transactions

   See page 18 for information regarding eDelivery, eService, telephone transactions and written transactions.

Withdrawing Policy Investments

   Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." Because of the surrender charge, it is unlikely that a Platinum Investor III Policy will have any cash surrender value during at least the first year.

   Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy's accumulation value by the amount of your withdrawal and any related charges. We do not allow partial surrenders that would reduce the death benefit below $50,000.

   If the Option 1 or Option 3 death benefit is then in effect, we also will reduce your Policy's specified amount by the amount of such withdrawal and charges, but not below $50,000. We will take any such reduction in specified amount in accordance with the description found under "Decrease in coverage" on page 36.

   You may choose the investment option or options from which money that you withdraw will be taken; otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

   There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $10.

   Exchange of Policy in certain states. Certain states require that a Policy owner be given the right to exchange the Policy for a fixed benefit life insurance policy, within either 18 or 24 months from the date of issue. This right is subject to various conditions imposed by the states and us. In such states, this right has been more fully described in your Policy or related endorsements to comply with the applicable state requirements.

   Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value less the interest that will be payable on your loan to your next Policy anniversary. The minimum amount you can borrow is $500 or, if less, your Policy's cash surrender value less the loan interest payable to your next Policy anniversary. These rules are not applicable in all states.

   We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount on a monthly basis at a guaranteed annual effective rate of 4.0% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an annual effective rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan.

   If a new Policy loan is taken out on a date not coinciding with the Policy anniversary date, the loan interest charged is calculated from the date the loan is taken out to the next Policy anniversary. The following year, loan interest is calculated on the entire loan amount until the next Policy anniversary. Similarly, if the loan is paid off (in-part or in-whole) on a date not coinciding with the Policy anniversary date, the total loan amount will reflect an adjustment for the unearned loan interest. Disbursements from the Policy also result in adjusted interest. For instance, if a death claim occurs on a date not coinciding with the Policy anniversary date, and the Policy has an outstanding Policy loan, the total loan amount with an adjustment for the unearned loan interest will be subtracted from the death benefit.

   Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

   You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

   You may repay all or part (but not less than $100 unless it is the final payment) of your loan at any time before the death of the insured person while the Policy is in force. You must designate any loan repayment as such; otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person's death.

   Preferred loan interest rate. We will charge a lower interest rate on loans available after the first 10 Policy years. We call these "preferred loans." The maximum amount eligible for preferred loans for any year is:

   . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

   . if less, your Policy's maximum remaining loan value at that Policy anniversary.

   We will always credit your preferred loan collateral amount at a guaranteed annual effective rate of 4.0%. We intend to set the rate of interest you are paying to the same 4.0% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

   . will always be greater than or equal to the guaranteed preferred loan collateral rate of 4.0%, and

   .   will never exceed an annual effective rate of 4.25%.

   Maturity of your Policy. If the insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the insured person's 100th birthday, unless you have elected the Maturity Extension Rider. See "Maturity Extension Rider" within the "Additional Benefit Riders" section beginning on page 39.

   Tax considerations. Please refer to "Federal Tax Considerations" on page 53 for information about the possible tax consequences to you when you receive any loan, surrender, maturity benefit or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                POLICY PAYMENTS

Payment Options

   The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days after we receive notification of the insured person's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days after we receive notification of full surrender or the maturity date.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment options:

   .   Option 1 - Equal monthly payments for a specified period of time.

   . Option 2 - Equal monthly payments of a selected amount of at least $60 per year for each $1,000 of proceeds until all amounts are paid out.

   . Option 3 - Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

   . Option 4 - Proceeds left to accumulate at an interest rate of 3% compounded annually for any period up to 30 years. At the payee's request we will make payments to the payee monthly, quarterly, semiannually, or annually. The payee can also request a partial withdrawal of any amount of $500 or more. There is no charge for partial withdrawals.

   Additional payment options may also be available with our consent. We have the right to reject any payment option if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

   Interest rates that we credit under each option will be at least 3%.

   Change of payment option. The owner may give us written instructions to change any payment option previously elected at any time while the Policy is in force and before the start date of the payment option.

   Tax impact. If a payment option is chosen, you or your beneficiary may have adverse tax consequences. You should consult with a qualified tax advisor before deciding whether to elect one or more payment options.

The Beneficiary

   You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Assignment of a Policy

   You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax advisor before making an assignment.

Payment of Proceeds

   General. We generally will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

   Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

   Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

   Delay of Separate Account VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account VL-R, if:

   .   the NYSE is closed other than weekend and holiday closings;

   .   trading on the NYSE is restricted;

   . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of securities or determination of the accumulation value is not reasonably practicable;

   .   the SEC by order so permits for the protection of Policy owners; or

   . we are on notice that the Policy is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.

   Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

   Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

   . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination.

       (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

   . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

   . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

   Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                        ADDITIONAL RIGHTS THAT WE HAVE

   We have the right at any time to:

   . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

   . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

   . end the automatic rebalancing feature if your accumulation value falls below $5,000;

   . replace the underlying Fund that any investment option uses with another Fund, subject to SEC and other required regulatory approvals;

   . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

   . operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;

   . operate Separate Account VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

   . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

        VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS

   We also have the right to make some variations in the terms and conditions of a Policy. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

   Underwriting and premium classes. We may add or remove premium classes. We currently have nine premium classes we use to decide how much the monthly insurance charges under any particular Policy will be:

   . Four Non-tobacco classes: preferred plus, preferred, standard and special;

   .   Three Tobacco classes: preferred, standard and special; and

   .   Two Juvenile classes: juvenile and special juvenile.

   Various factors such as the insured person's age, health history, occupation and history of tobacco use, are used in considering the appropriate premium class for the insured. Premium classes are described in your Policy. Policies issued in New Jersey do not have the juvenile and special juvenile classes.

   Policies purchased through "internal rollovers." We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

   State law requirements. AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

   Expenses or risks. AGL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

   Underlying investments. You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using.

                           CHARGES UNDER THE POLICY

   Statutory premium tax charge. Unless your Policy was issued in Oregon, we deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from 0.5% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies.

   Tax charge back. If you are a resident of Oregon at the time you purchase a Policy, there is no premium tax charge. Instead, we will deduct from each premium a tax charge back that is permissible under Oregon law. If you later move from Oregon to a state that has a premium tax, we will not charge you a premium tax. We deduct the tax charge back from each premium you pay, regardless of the state in which you reside at the time you pay the premium. The current tax charge back is 1.78% of each premium. We may change the tax charge back amount but any change will only apply to new Policies we issue. We use the charge partly to offset our obligation to pay premium taxes on the same Policy if you move to another state. We also use the charge to pay for the cost of additional administrative services we provide under these Policies.

   Premium expense charge. After we deduct premium tax (or a tax charge back if we issued your Policy in Oregon) from each premium payment, we currently deduct 5.0% from the remaining amount. We may increase this charge for all years, but it will never exceed 7.5%. AGL receives this charge to cover sales expenses, including commissions.

   Daily charge (mortality and expense risk fee). We will deduct a daily charge at an annual effective rate of 0.70% (7/10 of 1%) of your accumulation value that is then being invested in any of the variable investment options. After a Policy has been in effect for 10 years, however, we will reduce this rate to an annual effective rate of 0.45%, and after 20 years, to an annual effective rate of 0.10%. We guarantee these rate reductions. AGL receives this charge to pay for our mortality and expense risks.

   Fees and expenses and money market investment options. During periods of low short-term interest rates, and in part due to Policy fees and expenses that are assessed as frequently as daily, the yield of the money market investment option may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund for the money market investment option are less than the Policy's fees and expenses, the money market investment option's unit value will decrease. In the case of negative yields, your accumulation value in the money market investment option will lose value.

   Flat monthly charge. We will deduct $6 from your accumulation value each month. We may lower this charge but it is guaranteed to never exceed $6. The flat monthly charge is the Monthly Administration Fee shown on page 3A of your Policy. AGL receives this charge to pay for the cost of administrative services we provide under the Policies, such as regulatory mailings and responding to Policy owners' requests.

   Monthly charge per $1,000 of base coverage. We deduct a charge monthly from your accumulation value for the first 7 Policy years. This monthly charge also applies to the amount of any increase in base coverage during the 7 Policy years following the increase. This charge varies according to the age, gender and premium class of the insured person, as well as the amount of coverage. The dollar amount of this charge changes with each increase in your Policy's base coverage. (We describe your base coverage and specified amount under "Your specified amount of insurance" on page 26 and "Base coverage and supplemental coverage" on page 29.) This charge can range from a maximum of $1.25 for each $1,000 of the base coverage portion of the specified amount to a minimum of $0.03 for each $1,000 of base coverage. The representative charge (referred to as "Example" in the Tables of Charges on page 14) is $0.16 for each $1,000 of base coverage. The initial amount of this charge is shown on page 3A of your Policy and is called "Monthly Expense Charge for First Seven Years." Page 4 of your Policy contains a table of the guaranteed rates for this charge. AGL receives this charge to pay for underwriting costs and other costs of issuing the Policies, and also to help pay for the administrative services we provide under the Policies.

   Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "net amount at risk" on that date. Our net amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

   .   greater amounts at risk result in a higher monthly insurance charge; and

   . higher cost of insurance rates also result in a higher monthly insurance charge.

   Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

   Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for insured persons in most age, gender and premium classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

   In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured person grows older. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, insured persons who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policies.

   Finally, our current cost of insurance rates for the same insured person differ depending on the specified amount in force on the day the charge is deducted. We have different rates we apply for specified amounts. The highest rates begin with the minimum specified amount. The rates decline on a graduated schedule as the specified amount increases. Your agent can discuss the schedule with you. Our cost of insurance rates are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

   AGL receives this charge to fund the death benefits we pay under the Policies.

   Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select additional benefit riders. The charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the insured person or the specific coverage you choose under the rider. The riders we currently offer are accidental death benefit rider, children's term insurance rider, two versions of maturity extension rider, spouse term rider, terminal illness rider and waiver of monthly deduction rider. The riders are described beginning on page 39, under "Additional Benefit Riders." The specific charges for any riders you choose are shown on page 3 of your Policy. AGL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

   Surrender charge. The Policies have a surrender charge that applies for a maximum of the first 10 Policy years (and for a maximum of the first 10 Policy years after any increase in the Policy's base coverage). We will apply the surrender charge only to the base coverage portion of the specified amount.

   The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. Your Policy's surrender charge will be found in the table beginning on page 27 of the Policy. As shown in the Tables of Charges beginning on page 11, the maximum surrender charge is $48 per $1,000 of the base coverage portion of the specified amount (or any increase in the base coverage portion of the specified amount). The minimum surrender charge is $7 per $1,000 of the base coverage (or any increase in the base coverage). The representative surrender charge (referred to as "Example" in the Tables of Charges) is $18 per $1,000 of base coverage (or any increase in the base coverage).

   The surrender charge decreases on an annual basis beginning in the fourth year of its 10 year period referred to above until, in the eleventh year, it is zero (or the eleventh year following any increase in the Policy's base coverage). These decreases are also based on the age and other insurance characteristics of the insured person.

   The following chart illustrates how the surrender charge declines over the first 10 Policy years. The chart is for a 40 year old male, who is the same person to whom we refer in the Tables of Charges beginning on page 11 under "Example Charge." Surrender charges may differ for other insured persons because the amount of the annual reduction in the surrender charge may differ.

                           Surrender Charge for a 40 Year Old Male
-----------------------------------------------------------------------------------------------
Policy Year                                    1    2    3    4    5    6   7   8   9   10  11
-----------                                   ---- ---- ---- ---- ---- ---- --- --- --- --- ---
Surrender Charge Per $1,000 of Base Coverage  $18  $18  $18  $16  $14  $11  $9  $7  $5  $2  $0

   We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender. Upon a requested decrease in a Policy's base coverage portion of the specified amount, we will deduct any remaining amount of the surrender charge that was associated with the base coverage that is canceled. This includes any decrease that results from any requested partial surrender. See "Partial surrender" beginning on page 42 and "Change of death benefit option" beginning on page 36.

   For those Policies that lapse in the first 10 Policy years, AGL receives surrender charges to help recover sales expenses, which are higher for base coverage than for supplemental coverage. Higher amounts of base coverage result in higher premiums and higher charges, including higher surrender charges. Depending on the age and health risk of the insured person when the Policy is issued, more premium may be required to pay for all Policy charges. As a result, we use the insured person's age, sex and premium class to help determine the appropriate rate of surrender charge per $1,000 of base coverage to help us offset these higher sales charges.

   Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. AGL receives this charge to help pay for the expense of making a partial surrender.

   Transfer fee. We will charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. This charge will be deducted from the investment options in the same ratio as the requested transfer. AGL receives this charge to help pay for the expense of making the requested transfer.

   Illustrations. If you request illustrations more than once in any Policy year, we may charge a maximum fee of $25 for the illustration. AGL receives this charge to help pay for the expenses of providing additional illustrations.

   Policy loans. We will charge you interest on any loan at an annual effective rate of 4.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an annual effective rate of 4.25%. AGL receives these charges to help pay for the expenses of administering and providing for Policy loans. See "Policy loans" beginning on page 43.

   Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value. In no event will any adjusted charge exceed the maximum guaranteed charge shown in the Tables of Charges on pages 11 - 16. All maximum guaranteed charges also appear in your Policy.

   For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 51.

   Allocation of charges. You may choose the investment options from which we deduct all monthly charges and any applicable surrender charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

More About Policy Charges

   Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

   . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

   . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

   . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

   . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

   The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the insured person dies.

   General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

   Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

                              ACCUMULATION VALUE

   Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page 48 under "Statutory premium tax charge" (or "Tax charge back" if you are a resident of Oregon when you purchase your Policy) and "Other deductions from each premium payment." We invest the rest in one or more of the investment options listed in the chart on page 20 of this prospectus, as well as the Fixed Account. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

   Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 48 under "Charges Under the Policy."

   You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AGL representative or from the Administrative Center. See "Contact Information" on page 5.

   We invest any accumulation value you have allocated to the Fixed Account as part of our general account assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 51. The "daily charge" described on page 48 and the fees and expenses of the Funds discussed on page 16 do not apply to the Fixed Account.

   Policies are "non-participating." You will not be entitled to any dividends from AGL.

                        POLICY LAPSE AND REINSTATEMENT

   If your Policy's cash surrender value (the Policy's accumulation value less Policy loans and loan interest during the first 5 Policy years) falls to an amount insufficient to cover the monthly charges, you must pay additional premium in order to keep your Policy in force. We will notify you by letter that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. You are not required to repay any outstanding Policy loan in order to reinstate your Policy. If the loan is not repaid, however, it will be reinstated with your Policy. If the insured person dies during the grace period we will pay the death benefit reduced by the charges that are owed at the time of death. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within 5 years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

                          FEDERAL TAX CONSIDERATIONS

   Generally, the death benefit paid under a Policy is not subject to income tax. Earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

   Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, or you surrender your policy, you may have to pay income tax on a portion of any outstanding loan.

Tax Effects

   Discussions regarding the tax treatment of any life insurance policy are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. This discussion generally is based on current federal income tax law and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. Any verbal/written communications, including this form, you have with and/or received from us are intended solely to educate you or facilitate the education with respect to our products and services or to facilitate the administration of this contract. You must consult with your insurance agent or financial advisor in order to receive advice or recommendations regarding this contract or any contract purchased. We are not/will not provide advice/guidance/recommendations that create a fiduciary relationship with you. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

   Except as described in the "Foreign Account Tax Compliance" section on page 59 this discussion assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice.

   General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under
Section 817(h) of the Code. We believe that the Policy will meet these requirements at issue and that:

   . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

   . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

   The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," as explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

   Testing for modified endowment contract status. The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

   If, at any time during the first seven Policy years:

   .   you have paid a cumulative amount of premiums;

   . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

   . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

   then your Policy will be a modified endowment contract.

   Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

   If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

   We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

   A life insurance policy that is received in a tax free exchange under
Section 1035 of the Code for a modified endowment contract will also be considered a modified endowment contract.

   Other effects of Policy changes. Changes made to your Policy (for example, adding a rider to your policy) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy. Under Notice 2016-63 published by the Internal Revenue Service, certain policy changes, not expressly provided for in your Policy, may have adverse federal income tax effects. You should consult your own competent, professional tax advisor on this issue.

   Rider benefits. We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax advisor regarding the impact of any rider you may purchase.

   Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

   After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

   On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

   Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

   . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

   . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

   . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

   For modified endowment contracts, your basis:

   .   is similar to the basis described above for other policies; and

   . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

   A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

   .   to taxpayers 59 1/2 years of age or older;

   .   in the case of a disability (as defined in the Code); or

   . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

   If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

   Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

   Diversification and investor control. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

   The Treasury Department has provided only limited guidance describing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account VL-R. However, we reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

   Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

   As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. For 2015, the federal estate, gift and generation-skipping tax exemptions increased to $5,490,000 ($10,980,000 for married couples). You should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.

   The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

   Life insurance in split dollar arrangements. The IRS and Treasury have issued regulations on split dollar life insurance arrangements. In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner.

   In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangements under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

   Purchasers of life insurance policies are strongly advised to consult with a qualified tax advisor to determine the tax treatment resulting from a split dollar arrangement.

   Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

   The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, 2002-1 CB 398.

   There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax advisor. As of the publication date, AIG has confirmed its position that it will not sell life insurance into a qualified plan under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

   Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

   ERISA. Employers and employer-created trusts holding the policy may be subject to reporting, disclosure and fiduciary obligations under the ERISA.

   Our taxes. We report the operations of Separate Account VL-R in our federal income tax return, but we currently pay no income tax on Separate
Account VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VL-R for income taxes we incur that are allocable to the Policy.

   We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VL-R or allocable to the Policy.

   Certain Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

   When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

   Note: In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

   Other withholding tax. Any owner not exempt from United States federal withholding tax should consult a tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.

   Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax advisor.

   Foreign Account Tax Compliance ("FATCA"). An owner who is not a "United States person," which is defined under the Code to mean:

   .   a citizen or resident of the United States
   . a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia
   . any estate or trust other than a foreign estate or foreign trust (see Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)
   .   a person that meets the substantial presence test
   .   any other person that is not a foreign person

should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8-BEN-E, Form W-8-IMY, or other applicable form, each of which is effective for three years from the date of signature unless a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. The Policy owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-8 or acceptable substitute form. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary.

                 BUSINESS DISRUPTION AND CYBER SECURITY RISKS

   We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit Values ("AUVs"), cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

                               LEGAL PROCEEDINGS

   There are no pending legal proceedings affecting the Separate Account. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

   Various lawsuits against the Company have arisen in the ordinary course of business. As of April 21, 2017, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.

                             FINANCIAL STATEMENTS

   The Financial Statements of AGL, the Separate Account and American Home can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, at VUL Administration, P.O. Box 305600, Nashville, Tennessee 37230-5600, or call us at 1-800-340-2765.

   Rule 12h-7 disclosure. In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 ("'34 Act"), AGL does not intend to file periodic reports as required under the '34 Act.

                            REGISTRATION STATEMENTS

   Registration statements under the Securities Act of 1933, as amended, related to the Policies offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, AGL and its general account, the variable investment options and the Policy, please refer to the registration statements and exhibits.

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                                        Page to
                                                                    See in this
Defined Term                                                         prospectus
------------                                                        -----------
accumulation value.................................................      8
Administrative Center..............................................     18
automatic rebalancing..............................................     34
base coverage......................................................     29
basis..............................................................     55
beneficiary........................................................     45
cash surrender value...............................................      7
cash value accumulation test.......................................     27
close of business..................................................     37
Code...............................................................     39
Contact Information................................................      5
cost of insurance rates............................................     49
daily charge.......................................................     48
date of issue......................................................     38
death benefit......................................................      6
dollar cost averaging..............................................     33
Fixed Account......................................................     25
full surrender.....................................................      7
free look..........................................................     32
Fund, Funds........................................................      6
grace period.......................................................      9
guarantee period benefit...........................................     26
guideline premium test.............................................     27
insured person.....................................................      1
investment options.................................................     20
lapse..............................................................      9
lien...............................................................     41
loan (see "Policy loans" in this Index)............................     43
loan interest......................................................     43
Maturity, maturity date............................................     44
modified endowment contract........................................     54
monthly deduction days.............................................     38
monthly guarantee premium..........................................     31
monthly insurance charge...........................................     49
net amount at risk.................................................     13
Option 1, Option 2 and Option 3....................................      6
partial surrender..................................................     42
payment options....................................................     44
planned periodic premiums..........................................     31
Policy loans.......................................................     43
Policy month, year.................................................     38
preferred loans....................................................     43
premium class......................................................     47
premium payments...................................................     30
reinstate, reinstatement...........................................     53
required minimum death benefit.....................................     27

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                                        Page to
                                                                    See in this
Defined Term                                                         prospectus
------------                                                        -----------
required minimum death benefit percentage..........................     28
Separate Account VL-R..............................................     17
seven-pay test.....................................................     54
specified amount...................................................      6
supplemental coverage..............................................     29
surrender..........................................................     10
transfers..........................................................      7
valuation date.....................................................     37
valuation period...................................................     37
variable investment options........................................     20

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                                                     REV. 1/2017

             WHAT DO AMERICAN GENERAL LIFE INSURANCE COMPANY (AGL) AND THE
   FACTS     UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (US
             LIFE) DO WITH YOUR PERSONAL INFORMATION?

             Financial companies choose how they share your personal information. Federal law
   WHY?      gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

             The types of personal information we collect and share depend on the product or service you have with us. This information can include:
                 .  Social Security number and Medical Information
   WHAT?         .  Income and Credit History
                 .  Payment History and Employment Information
             When you are no longer our customer, we continue to share your information as described in this notice.

             All financial companies need to share customers' personal information to run their
   HOW?      everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons AGL and US Life choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION              DO AGL & US LIFE?   CAN YOU LIMIT THIS SHARING?
---------------------------------------------------------  -------------------  ---------------------------
FOR OUR EVERYDAY BUSINESS PURPOSES - such as to                   Yes                      No
process your transactions, maintain your account(s),
respond to court orders and legal investigations, conduct
research including data analytics, or report to credit
bureaus.
-----------------------------------------------------------------------------------------------------------
FOR OUR MARKETING PURPOSES - to offer our products and            Yes                      No
services to you
-----------------------------------------------------------------------------------------------------------
FOR JOINT MARKETING WITH OTHER FINANCIAL COMPANIES                Yes                      No
-----------------------------------------------------------------------------------------------------------
FOR OUR AFFILIATES' EVERYDAY BUSINESS PURPOSES -                  Yes                      No
information about your transactions and experiences
-----------------------------------------------------------------------------------------------------------
FOR OUR AFFILIATES' EVERYDAY BUSINESS PURPOSES -                  No                 We don't share
information about your creditworthiness
-----------------------------------------------------------------------------------------------------------
FOR NONAFFILIATES TO MARKET TO YOU                                No                 We don't share
-----------------------------------------------------------------------------------------------------------

QUESTIONS?     For AGL and US Life variable annuity contracts:
               call 1-800-445-7862, send a secure message via our website at www.aig.com/annuities or write to us at P. O. Box 15570, Amarillo, TX 79105-5570.

               For AGL and US Life index and fixed annuity contracts: call 1-800-445-7862, send a secure message via our website at www.aig.com/annuities or write to us at P. O. Box 871, Amarillo, TX 79105-0871.

               For AGL and US Life variable universal life insurance policies: call 1-800-340-2765 or write to us at VUL Administration, P.O. Box 305600, Nashville, TN 37230-5600.

               For AGL and US Life Corporate Markets Group or High Net Worth life policies or annuity contracts: call 1-888-222-4943 (AGL), 1-877-883-6596 (US Life) or 1-800-871-4536 (High Net Worth) or
               write to us at Affluent and Corporate Markets Group, 2929 Allen Parkway - A35-50, Houston, TX 77019.

               For AGL and US Life single premium immediate variable annuity contracts: call 1-877-299-1724, email us at immediateannuity@aig.com or write to us at Group Annuity Administration, P.O. Box 1277, Wilmington, DE 19899-1277.

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                                                     Rev. 1/2017
                                                                          Page 2

WHO WE ARE

WHO IS PROVIDING THIS           American General Life Insurance Company and The
NOTICE?                         United States Life Insurance Company in the City
                                of New York.

WHAT WE DO

HOW DO AGL & US LIFE            To protect your personal information from
PROTECT MY PERSONAL             unauthorized access and use, we use security
INFORMATION?                    measures that comply with federal law. These
                                measures include computer safeguards and secured files and buildings. We restrict access to employees, representatives, agents, or selected third parties who have been trained to handle nonpublic personal information.

HOW DO AGL & US LIFE            We collect your personal information, for
COLLECT MY PERSONAL             example, when you
INFORMATION?                    .   Open an account or give us your contact
                                    information
                                .   Provide account information or make a wire
                                    transfer
                                .   Deposit money or close/surrender an account
                                We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

WHY CAN'T I LIMIT ALL SHARING?  Federal law gives you the right to limit only
                                .   sharing for affiliates' everyday business
                                    purposes - information about your
                                    creditworthiness
                                .   affiliates from using your information to
                                    market to you
                                .   sharing for nonaffiliates to market to you
                                State laws may give you additional rights to limit sharing. See below for more on your rights under state law.

DEFINITIONS

AFFILIATES                      Companies related by common ownership or
                                control. They can be financial and non-financial companies.
                                .   Our affiliates include the member companies
                                    of American International Group, Inc.

NONAFFILIATES                   Companies not related by common ownership or
                                control. They can be financial and nonfinancial companies.
                                .   AGL & US Life do not share with
                                    nonaffiliates so they can market to you.

JOINT MARKETING                 A formal agreement between nonaffiliated
                                financial companies that together market financial products or services to you.
                                .   Our joint marketing partners include
                                    companies with which we jointly offer
                                    insurance products, such as a bank.

OTHER IMPORTANT INFORMATION
You have the right to see and, if necessary, correct personal data. This requires a written request, both to see your personal data and to request correction. We do not have to change our records if we do not agree with your correction, but we will place your statement in our file. If you would like a more detailed description of our information practices and your rights, please write us at the addresses indicated on the first page.

FOR VERMONT RESIDENTS ONLY. We will not disclose information about your creditworthiness to our affiliates and will not disclose your personal information, financial information, credit report, or health information to nonaffiliated third parties to market to you, other than as permitted by Vermont law, unless you authorize us to make those disclosures. Additional information concerning our privacy policies can be found using the contact information above for Questions.

FOR CALIFORNIA RESIDENTS ONLY. We will not share information we collect about you with nonaffiliated third parties, except as permitted by California law, such as to process your transactions or to maintain your account.

FOR NEVADA RESIDENTS ONLY. We are providing this notice pursuant to state law. You may be placed on our internal Do Not Call List by calling the numbers referenced in the Questions section. Nevada law requires that we also provide you with the following contact information: Bureau of Consumer Protection, Office of the Nevada Attorney General, 555 E. Washington St., Suite 3900, Las Vegas, NV 89101; Phone number: 702-486-3132; email: aginfo@ag.nv.gov. You may contact our customer service department by using the contact information referenced in the Questions section.

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

Enroll in VUL eDelivery The natural choice.

Every day the choices we        VUL eDelivery is an electronic service enabling you to receive email notifications
make impact those around us.    when your account-related documents are available to view online.
How about making a choice
that impacts our environment?   IT'S FAST, SIMPLE AND SAVES OUR ENVIRONMENT!
When you enroll in VUL          To enroll in VUL eDelivery, call Customer Service or log in to eService at
eDelivery,you do that.          www.aig.com/eservice. After you sign on, select "MY PROFILE" and edit your communication preference. Once you've subscribed to
We have partnered with the      VUL eDelivery, you will get a change confirmation email.
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and for every enrollment in     NEED FURTHER CONVINCING?
VUL eDelivery, a tree will      BY CHOOSING VUL EDELIVERY, YOU CAN:
be planted in appreciation.
                                .  Preserve the environment
                                .  Reduce paperwork clutter
                                .  Receive documents faster

                                SIGN UP FOR VUL EDELIVERY AND MAKE THE NATURAL CHOICE.

[LOGO OF AIG]                               [LOGO OF NATIONAL FOREST FOUNDATION]

Not available for all products. Policies issued by American General Life Insurance Company (AGL) except in New York, where issued by The United States Life Insurance Company in the City of New York (US Life). Issuing companies AGL and US Life are responsible for financial obligations of insurance products and are members of American International Group, Inc. (AIG). Products may not be available in all states and product features may vary by state. For more information, contact Customer Service at VUL Administration, P.O. Box 305600, Nashville, TN 37230-5600. Phone number 800-340-2765 or for hearing impaired 888-436-5256.

AGLC105386 REV0417 (C)2017 AIG. All rights reserved.

For more information on the National Forest Foundation please visit www.nationalforests.org.

 LOGO

For additional information about the Platinum          For eService and
Investor(R) III Policies and the Separate          eDelivery, or to view and
Account, you may request a copy of the Statement     Print Policy or Fund
of Additional Information (the "SAI"), dated       prospectuses visit us at
May 1, 2017. We have filed the SAI with the SEC      www.aig.com/eservice
and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Policy or Fund Prospectuses if you write us at our Administrative Center, which is located at VUL Administration, P.O. Box 305600,
Nashville, Tennessee 37230-5600 or call us at 1-800-340-2765. You may also obtain the SAI from your AGL representative through which the Policies may be purchased. Additional information about the Platinum Investor III Policies, including personalized illustrations of death benefits, cash surrender values, and accumulation values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above.
We may charge current Policy owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090.
Reports and other information about the Separate
Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F
Street N.E., Washington, D.C. 20549.

Policies issued by:
American General Life Insurance Company
2727-A Allen Parkway, Houston, TX 77019

Platinum Investor III Flexible Premium Variable
Universal Life Insurance
Policy Form Number 00600

Not available in the state of New York

Distributed by AIG Capital Services, Inc.
Member FINRA

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company
("AGL") are its responsibility. AGL is
responsible for its own financial condition and contractual obligations and is a member of American International Group, Inc. ("AIG"). The commitments under the Policies are AGL's and AIG has no legal obligation to back those commitments. AGL does not solicit business in the state of New York. The Policies are not available in all states.

(C) 2017. American International Group, Inc. All
  Rights Reserved                                     ICA File No. 811-08561

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VL-R

                           PLATINUM INVESTOR(R) III

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         VUL ADMINISTRATION DEPARTMENT

               P.O. BOX 305600, NASHVILLE, TENNESSEE 37230-5600

  TELEPHONE: 1-800-340-2765; 1-713-831-3443; HEARING IMPAIRED: 1-888-436-5256

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2017

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account VL-R (the "Separate Account" or "Separate Account VL-R") dated May 1, 2017, describing the Platinum Investor III flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL" or "Company") at the address or telephone numbers given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

     GENERAL INFORMATION.............................................. 3

        AGL........................................................... 3
        Separate Account VL-R......................................... 3
        American Home Assurance Company............................... 3

     SERVICES......................................................... 4

     DISTRIBUTION OF THE POLICIES..................................... 4

     PERFORMANCE INFORMATION.......................................... 6

     ADDITIONAL INFORMATION ABOUT THE POLICIES........................ 6

            Gender neutral policies................................... 6
            Cost of insurance rates................................... 6
            Special purchase plans.................................... 7
            Underwriting procedures and cost of insurance charges..... 7
            Certain arrangements...................................... 7
        More About the Fixed Account.................................. 8
            Our general account....................................... 8
            How we declare interest................................... 8
        Adjustments to Death Benefit.................................. 8
            Suicide................................................... 8
            Wrong age or gender....................................... 8
            Death during grace period................................. 8

     ACTUARIAL EXPERT................................................. 8

     MATERIAL CONFLICTS............................................... 9

     FINANCIAL STATEMENTS............................................. 9

                              GENERAL INFORMATION

AGL

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of the State of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

   AIG is a leading international insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

   More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.

   The commitments under the Contracts are AGL's, and American International Group, Inc. has no legal obligation to back those commitments.

Separate Account VL-R

   We hold the Fund shares in which any of your accumulation value is invested in Separate Account VL-R. Separate Account VL-R is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

   For record keeping and financial reporting purposes, Separate Account VL-R is divided into 88 separate "divisions," 57 of which are available under the Policies offered by the prospectus as variable "investment options" (14 of these 57 investment options are not available to all Policy owners). All of these 57 divisions and the remaining 31 divisions are offered under other AGL policies. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

   The assets in Separate Account VL-R are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

American Home Assurance Company

   All references in this SAI to American Home Assurance Company ("American Home") apply only to Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

   American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18/th/ Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly-owned subsidiary of American International Group, Inc.

                                   SERVICES

   AGL and American General Life Companies, LLC ("AGLC"), were previously parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC was a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provided shared services to AGL and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services.

   AGLC was merged into AGL at the end of 2011. AIG now provides the services that were previously provided by AGLC. During 2016, 2015 and 2014, AGL paid AIG for these services $89,508,561, $89,509,306 and $89,509,007, respectively. AGL is reimbursed by the Affiliates at cost, to the extent the services apply to the Affiliates.

   We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE POLICIES

   The Policies are offered on a continuous basis through AIG Capital Services, Inc. ("ACS"), located at 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997. ACS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority ("FINRA"). The Company and ACS are each an indirect, wholly owned subsidiary of AIG. No underwriting fees are paid in connection with the distribution of the policies.

   We and ACS have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.

   We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

   . 90% of the premiums received in the first Policy year up to a "target" amount;

   . 3% of the premiums up to the target amount received in each of Policy years 2 through 10;

   . 3% of the premiums in excess of the target amount received in each of Policy years 1 through 10;

   . 0.25% annually of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 2 through 20;

   . 0.15% annually of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each Policy year after Policy year 20;

   . a comparable amount of compensation to broker-dealers or banks with respect to any increase in the specified amount of coverage that you request; and

   . any amounts that we may pay for broker-dealers or banks expense allowances, bonuses, wholesaler fees, training allowances or additional compensation for the Policies.

   The greater the percentage of supplemental coverage the owner selects when applying for a Policy or on future increases to the specified amount, the less compensation we would pay either for the sale of the Policy or for any additional premiums received during the first 10 Policy years (we do not pay compensation for premiums we receive after the 10th Policy year). We will pay the maximum level of compensation if the owner chooses 100% base coverage.

   At our discretion, we may pay additional first Policy year commissions to any broker-dealer or bank for sales conducted by a particular registered representative of that broker-dealer or bank. We may pay up to a total of 115% of the premiums we receive in the first Policy year.

   The target amount is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable.

   The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

   We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

   We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. The Plan is closed to new participants. Some of our agents may be registered representatives of our affiliated broker-dealers and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

                            PERFORMANCE INFORMATION

   From time to time, we may quote performance information for the divisions of Separate Account VL-R in advertisements, sales literature, or reports to owners or prospective investors.

   We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

   We may compare a division's performance to that of other variable universal life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AGL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                   ADDITIONAL INFORMATION ABOUT THE POLICIES

   The purpose of this section is to provide you with information to help clarify certain discussion found in the related prospectus. Many topics, such as Policy sales loads and increases in your Policy's death benefit, have been fully described in the related prospectus. For any topics that we do not discuss in this SAI, please see the related prospectus.

   Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer the Policies for sale in situations which, under current law, require gender-neutral premiums or benefits. However, we offer Platinum Investor III Policies on both a gender-neutral and sex-distinct basis.

   Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

   Special purchase plans. Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.

   Underwriting procedures and cost of insurance charges. Cost of insurance charges for the Policies will not be the same for all Policy owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy owner pays a cost of insurance charge related to the insured's mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the insured and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the "cost of insurance charge") for all insureds would discriminate unfairly in favor of those insureds representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform "public offering price" for all Policy owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a different "price" for each actuarial category of Policy owners because different cost of insurance rates will apply. The "price" will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among insureds, but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.

   Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person. In some group or employment-related situations, we may offer what we call simplified or guaranteed issue underwriting classes. These underwriting classes provide for brief or no medical underwriting. Our offer to insure a person under either class results in cost of insurance charges that are the same for each insured person.

   Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and Policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. Currently, these payments range from 0.15% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. Except for the PIMCO Variable Insurance Trust, these amounts will not be paid by the Funds or Policy owners.

More About the Fixed Account

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of AGL in addition to those arising from the Policies. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate shown on your Policy Schedule.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Adjustments to Death Benefit

   Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

   A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

   Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

   Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                               ACTUARIAL EXPERT

   Actuarial matters have been examined by Tim Donovan, who is Chief Life Pricing Actuary--Life, Health and Disability of AGL. An opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                              MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

   .   state insurance law or federal income tax law changes;

   .   investment management of an investment portfolio changes; or

   . voting instructions given by owners of variable universal life insurance Policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                             FINANCIAL STATEMENTS

   PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, Texas 77002, serves as the independent registered public accounting firm for the Separate Account VL-R and AGL. PricewaterhouseCoopers LLP is also the independent registered public accounting firm of American Home.

   You may obtain a free copy of these financial statements if you write us at our VUL Administration Department or call us at 1-800-340-2765. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

   The following financial statements are included in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

   . Audited Financial Statements of Separate Account VL-R of American General Life Insurance Company for the year ended December 31, 2016.

   . Audited Consolidated Financial Statements of American General Life Insurance Company for the years ended December 31, 2016, 2015 and 2014.

   . Audited Statutory Financial Statements of American Home Assurance Company for the years ended December 31, 2016, 2015 and 2014.

   The financial statements of AGL should be considered only as bearing on the ability of AGL to meet its obligation under the contracts.

   You should only consider the statutory financial statements of American Home Assurance Company ("American Home") that we include in the Statement of Additional Information as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under Policies issued prior to December 29, 2006, at 4:00 p.m. Eastern Time ("Point of Termination"). Policies with an issue date after the Point of Termination are not covered by the American Home guarantee.

American General
Life Companies
                                                          Separate Account VL-R
                                              Variable Universal Life Insurance
                                        American General Life Insurance Company

                                                                           2016

                                                                  Annual Report

                                                              December 31, 2016

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of American General Life Insurance Company and the Contract Owners of Separate Account VL-R

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts of Separate Account VL-R sponsored by American General Life Insurance Company, as indicated in Note 1, as of December 31, 2016, the results of each of their operations and changes in net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of American General Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the mutual fund companies and transfer agents, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 24, 2017

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

                                                                              Due from (to)
                                                                                Company's
                                                                 Investments     General
Sub-accounts                                                    at Fair Value Account, Net  Net Assets
------------                                                    ------------- ------------- -----------
American Century VP Value Fund Class I                           $16,518,290      $  --     $16,518,290
American Funds Asset Allocation Fund Class 2                         822,148         --         822,148
American Funds Global Growth Fund Class 2                            324,428         --         324,428
American Funds Growth Fund Class 2                                   490,246         --         490,246
American Funds Growth-Income Fund Class 2                            740,001         --         740,001
American Funds High Income Bond Fund Class 2                         138,875         --         138,875
American Funds International Fund Class 2                            148,913         --         148,913
AST Capital Appreciation Portfolio Class 3                            98,099         --          98,099
AST Government and Quality Bond Portfolio Class 3                     58,188         --          58,188
Dreyfus IP MidCap Stock Portfolio Initial Shares                   4,835,018         --       4,835,018
Dreyfus VIF International Value Portfolio Initial Shares             109,962         --         109,962
Dreyfus VIF Opportunistic Small Cap Portfolio Initial Shares       7,032,502         --       7,032,502
Dreyfus VIF Quality Bond Portfolio Initial Shares                  4,865,166         --       4,865,166
Fidelity VIP Asset Manager Portfolio Service Class 2               4,190,721         --       4,190,721
Fidelity VIP Contrafund Portfolio Service Class 2                 30,500,037         --      30,500,037
Fidelity VIP Equity-Income Portfolio Service Class 2              16,921,768         --      16,921,768
Fidelity VIP Freedom 2020 Portfolio Service Class 2                  374,830         --         374,830
Fidelity VIP Freedom 2025 Portfolio Service Class 2                  730,988         --         730,988
Fidelity VIP Freedom 2030 Portfolio Service Class 2                2,231,887         --       2,231,887
Fidelity VIP Government Money Market Portfolio Service Class 2       444,169         --         444,169
Fidelity VIP Growth Portfolio Service Class 2                     15,221,424         --      15,221,424
Fidelity VIP Mid Cap Portfolio Service Class 2                    10,099,201         --      10,099,201
FTVIP Franklin Mutual Shares VIP Fund Class 2                      6,873,004         --       6,873,004
FTVIP Franklin Small Cap Value VIP Fund Class 2                    8,379,469         --       8,379,469
FTVIP Franklin Small-Mid Cap Growth Securities Fund Class 2           20,681         --          20,681
FTVIP Franklin U.S. Government Securities VIP Fund Class 2         2,801,127         --       2,801,127
FTVIP Templeton Foreign Securities Fund Class 2                    4,872,425         --       4,872,425
Goldman Sachs VIT Strategic Growth Fund Institutional Shares       2,707,918         --       2,707,918
Invesco V.I. American Franchise Fund Series I                         14,217         --          14,217
Invesco V.I. Core Equity Fund Series I                             7,918,799         --       7,918,799
Invesco V.I. Global Real Estate Fund Series I                        340,703         --         340,703
Invesco V.I. Government Securities Fund Series I                      29,621         --          29,621
Invesco V.I. Growth and Income Fund Series I                      10,308,504         --      10,308,504
Invesco V.I. High Yield Fund Series I                              2,014,045       (247)      2,013,798
Invesco V.I. International Growth Fund Series I                    6,731,961         --       6,731,961
Janus Aspen Enterprise Portfolio Service Shares                    5,486,490         --       5,486,490
Janus Aspen Forty Portfolio Service Shares                           543,870         --         543,870
Janus Aspen Global Research Portfolio Service Shares               2,650,720         --       2,650,720
Janus Aspen Overseas Portfolio Service Shares                      6,087,248         --       6,087,248
JP Morgan Insurance Trust Core Bond Portfolio Class 1                497,146         --         497,146
JP Morgan Insurance Trust Mid Cap Value Portfolio Class 1            780,238         --         780,238
JP Morgan Insurance Trust Small Cap Core Portfolio Class 1         3,678,494         --       3,678,494
MFS VIT Growth Series Initial Class                                9,893,159         --       9,893,159
MFS VIT II Core Equity Portfolio Initial Class                     3,975,672        (43)      3,975,629
MFS VIT New Discovery Series Initial Class                         4,661,628         --       4,661,628
MFS VIT Research Series Initial Class                              2,688,879         --       2,688,879
MFS VIT Total Return Series Initial Class                            325,886         --         325,886
Neuberger Berman AMT Large Cap Value Portfolio Class I                29,087         --          29,087
Neuberger Berman AMT Mid-Cap Growth Portfolio Class I              5,451,162         --       5,451,162
Neuberger Berman AMT Socially Responsive Portfolio Class I           105,760         --         105,760
Oppenheimer Conservative Balanced Fund/VA Non Service Shares       1,217,473         --       1,217,473
Oppenheimer Global Fund/VA Non Service Shares                      6,367,919         --       6,367,919
Oppenheimer Global Strategic Income Fund/VA Non Service Shares           978         --             978
PIMCO VIT CommodityRealReturn Strategy Portfolio Admin Class         812,588         --         812,588
PIMCO VIT Global Bond Portfolio (Unhedged) Admin Class               173,549         --         173,549
PIMCO VIT Real Return Portfolio Admin Class                        9,657,456         --       9,657,456
PIMCO VIT Short-Term Portfolio Admin Class                         3,857,946         --       3,857,946
PIMCO VIT Total Return Portfolio Admin Class                      13,448,923         --      13,448,923
Pioneer Fund VCT Portfolio Class I                                 1,564,976         --       1,564,976
Pioneer Mid Cap Value VCT Portfolio Class I                        1,120,295         --       1,120,295
Pioneer Select Mid Cap Growth VCT Portfolio Class I                2,474,354         --       2,474,354
Putnam VT Diversified Income Fund Class IB                         5,932,108         --       5,932,108
Putnam VT Growth and Income Fund Class IB                         12,031,012         --      12,031,012
Putnam VT Growth Opportunities Fund Class IB                         139,035         --         139,035
Putnam VT International Value Fund Class IB                        3,802,383         --       3,802,383

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
December 31, 2016

                                                                 Due from (to)
                                                                   Company's
                                                    Investments     General
Sub-accounts                                       at Fair Value Account, Net  Net Assets
------------                                       ------------- ------------- -----------
Putnam VT Multi-Cap Growth Fund Class IB            $    35,566       $--      $    35,566
Putnam VT Small Cap Value Fund Class IB                 229,963        --          229,963
SST Mid Cap Value Portfolio Class 3                     134,215        --          134,215
SAST Aggressive Growth Portfolio Class 1              1,305,543        --        1,305,543
SAST Balanced Portfolio Class 1                       2,566,794        --        2,566,794
Alger Capital Appreciation Portfolio Class 2          6,171,284        --        6,171,284
Alger Mid Cap Growth Portfolio Class 2                2,548,701        --        2,548,701
UIF Growth Portfolio Class I                          2,556,044        --        2,556,044
VALIC Company I Dynamic Allocation Fund               1,203,724        --        1,203,724
VALIC Company I Emerging Economies Fund                  50,752        --           50,752
VALIC Company I Foreign Value Fund                       42,285        --           42,285
VALIC Company I Government Money Market I Fund       11,007,823        --       11,007,823
VALIC Company I International Equities Index Fund     2,217,518        --        2,217,518
VALIC Company I Mid Cap Index Fund                   15,057,428        --       15,057,428
VALIC Company I Nasdaq-100 Index Fund                 5,986,351        --        5,986,351
VALIC Company I Science & Technology Fund             2,363,217        --        2,363,217
VALIC Company I Small Cap Index Fund                  7,336,637        --        7,336,637
VALIC Company I Stock Index Fund                     19,674,788        --       19,674,788
VALIC Company II Mid Cap Value Fund                      33,379        --           33,379
VALIC Company II Socially Responsible Fund               30,857        --           30,857
VALIC Company II Strategic Bond Fund                    139,321        --          139,321
Vanguard VIF High Yield Bond Portfolio                6,665,367        --        6,665,367
Vanguard VIF REIT Index Portfolio                    13,753,371        --       13,753,371

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2016


                                                                       Net Asset
                                                                       Value per Shares at Fair Cost of Shares
Sub-accounts                                                  Shares     Share       Value           Held      Level*
------------                                                 --------- --------- -------------- -------------- ------
American Century VP Value Fund Class I                       1,576,173  $10.48    $16,518,290    $12,519,827     1
American Funds Asset Allocation Fund Class 2                    38,257   21.49        822,148        802,361     1
American Funds Global Growth Fund Class 2                       13,603   23.85        324,428        336,827     1
American Funds Growth Fund Class 2                               7,326   66.92        490,246        477,361     1
American Funds Growth-Income Fund Class 2                       16,818   44.00        740,001        742,196     1
American Funds High Income Bond Fund Class 2                    13,832   10.04        138,875        138,537     1
American Funds International Fund Class 2                        8,885   16.76        148,913        155,599     1
AST Capital Appreciation Portfolio Class 3                       2,735   35.87         98,099        107,474     1
AST Government and Quality Bond Portfolio Class 3                3,923   14.83         58,188         58,901     1
Dreyfus IP MidCap Stock Portfolio Initial Shares               240,668   20.09      4,835,018      4,573,752     1
Dreyfus VIF International Value Portfolio Initial Shares        11,336    9.70        109,962        120,951     1
Dreyfus VIF Opportunistic Small Cap Portfolio Initial Shares   142,243   49.44      7,032,502      5,502,561     1
Dreyfus VIF Quality Bond Portfolio Initial Shares              416,182   11.69      4,865,166      4,991,185     1
Fidelity VIP Asset Manager Portfolio Service Class 2           280,128   14.96      4,190,721      4,386,006     1
Fidelity VIP Contrafund Portfolio Service Class 2              939,909   32.45     30,500,037     28,660,277     1
Fidelity VIP Equity-Income Portfolio Service Class 2           788,526   21.46     16,921,768     16,690,257     1
Fidelity VIP Freedom 2020 Portfolio Service Class 2             30,010   12.49        374,830        364,373     1
Fidelity VIP Freedom 2025 Portfolio Service Class 2             56,798   12.87        730,988        701,324     1
Fidelity VIP Freedom 2030 Portfolio Service Class 2            175,878   12.69      2,231,887      2,239,809     1
Fidelity VIP Government Money Market Portfolio Service
  Class 2                                                      444,169    1.00        444,169        444,169     1
Fidelity VIP Growth Portfolio Service Class 2                  260,462   58.44     15,221,424     13,418,813     1
Fidelity VIP Mid Cap Portfolio Service Class 2                 305,758   33.03     10,099,201      9,930,367     1
FTVIP Franklin Mutual Shares VIP Fund Class 2                  342,281   20.08      6,873,004      6,665,199     1
FTVIP Franklin Small Cap Value VIP Fund Class 2                432,824   19.36      8,379,469      8,275,246     1
FTVIP Franklin Small-Mid Cap Growth Securities Fund Class 2      1,271   16.27         20,681         25,347     1
FTVIP Franklin U.S. Government Securities VIP Fund Class 2     228,850   12.24      2,801,127      2,895,371     1
FTVIP Templeton Foreign Securities Fund Class 2                358,003   13.61      4,872,425      5,239,918     1
Goldman Sachs VIT Strategic Growth Fund Institutional Shares   171,062   15.83      2,707,918      2,289,605     1
Invesco V.I. American Franchise Fund Series I                      265   53.58         14,217         14,040     1
Invesco V.I. Core Equity Fund Series I                         228,999   34.58      7,918,799      7,232,201     1
Invesco V.I. Global Real Estate Fund Series I                   21,096   16.15        340,703        339,335     1
Invesco V.I. Government Securities Fund Series I                 2,592   11.43         29,621         30,494     1
Invesco V.I. Growth and Income Fund Series I                   489,715   21.05     10,308,504     10,372,605     1
Invesco V.I. High Yield Fund Series I                          372,971    5.40      2,014,045      2,039,814     1
Invesco V.I. International Growth Fund Series I                204,681   32.89      6,731,961      6,687,882     1
Janus Aspen Enterprise Portfolio Service Shares                 97,590   56.22      5,486,490      4,826,804     1
Janus Aspen Forty Portfolio Service Shares                      17,664   30.79        543,870        621,853     1
Janus Aspen Global Research Portfolio Service Shares            66,484   39.87      2,650,720      2,268,918     1
Janus Aspen Overseas Portfolio Service Shares                  255,017   23.87      6,087,248      8,008,785     1
JP Morgan Insurance Trust Core Bond Portfolio Class 1           45,862   10.84        497,146        509,548     1
JP Morgan Insurance Trust Mid Cap Value Portfolio Class 1       71,060   10.98        780,238        681,362     1
JP Morgan Insurance Trust Small Cap Core Portfolio Class 1     163,561   22.49      3,678,494      3,445,201     1
MFS VIT Growth Series Initial Class                            255,241   38.76      9,893,159      8,097,284     1
MFS VIT II Core Equity Portfolio Initial Class                 183,464   21.67      3,975,672      4,254,836     1
MFS VIT New Discovery Series Initial Class                     288,110   16.18      4,661,628      4,900,636     1
MFS VIT Research Series Initial Class                          103,418   26.00      2,688,879      2,628,518     1
MFS VIT Total Return Series Initial Class                       14,059   23.18        325,886        317,742     1
Neuberger Berman AMT Large Cap Value Portfolio Class I           1,909   15.24         29,087         25,604     1
Neuberger Berman AMT Mid-Cap Growth Portfolio Class I          241,095   22.61      5,451,162      6,101,495     1
Neuberger Berman AMT Socially Responsive Portfolio Class I       4,686   22.57        105,760         81,335     1
Oppenheimer Conservative Balanced Fund/VA Non Service Shares    81,930   14.86      1,217,473      1,148,232     1
Oppenheimer Global Fund/VA Non Service Shares                  181,837   35.02      6,367,919      6,746,963     1
Oppenheimer Global Strategic Income Fund/VA Non Service
  Shares                                                           198    4.94            978            987     1
PIMCO VIT CommodityRealReturn Strategy Portfolio Admin Class   103,251    7.87        812,588        607,865     1
PIMCO VIT Global Bond Portfolio (Unhedged) Admin Class          15,039   11.54        173,549        186,378     1
PIMCO VIT Real Return Portfolio Admin Class                    787,079   12.27      9,657,456     10,390,616     1
PIMCO VIT Short-Term Portfolio Admin Class                     374,558   10.30      3,857,946      3,853,033     1
PIMCO VIT Total Return Portfolio Admin Class                 1,263,996   10.64     13,448,923     14,074,629     1
Pioneer Fund VCT Portfolio Class I                              88,317   17.72      1,564,976      1,843,027     1
Pioneer Mid Cap Value VCT Portfolio Class I                     54,675   20.49      1,120,295      1,092,785     1
Pioneer Select Mid Cap Growth VCT Portfolio Class I            105,024   23.56      2,474,354      2,685,845     1
Putnam VT Diversified Income Fund Class IB                     977,283    6.07      5,932,108      6,927,917     1
Putnam VT Growth and Income Fund Class IB                      462,909   25.99     12,031,012      8,760,798     1
Putnam VT Growth Opportunities Fund Class IB                    17,986    7.73        139,035        138,033     1
Putnam VT International Value Fund Class IB                    402,795    9.44      3,802,383      3,879,375     1
Putnam VT Multi-Cap Growth Fund Class IB                         1,088   32.68         35,566         28,362     1
Putnam VT Small Cap Value Fund Class IB                         14,601   15.75        229,963        216,636     1

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS - CONTINUED
December 31, 2016

                                                                        Net Asset
                                                                        Value per Shares at Fair Cost of Shares
Sub-accounts                                                   Shares     Share       Value           Held      Level*
------------                                                 ---------- --------- -------------- -------------- ------
SST Mid Cap Value Portfolio Class 3                               7,727  $17.37    $   134,215    $   134,610     1
SAST Aggressive Growth Portfolio Class 1                         75,923   17.20      1,305,543      1,078,666     1
SAST Balanced Portfolio Class 1                                 135,089   19.00      2,566,794      2,542,841     1
Alger Capital Appreciation Portfolio Class 2                     91,958   67.11      6,171,284      6,509,015     1
Alger Mid Cap Growth Portfolio Class 2                          129,376   19.70      2,548,701      2,244,606     1
UIF Growth Portfolio Class I                                    103,693   24.65      2,556,044      2,638,486     1
VALIC Company I Dynamic Allocation Fund                         108,514   11.09      1,203,724      1,185,490     1
VALIC Company I Emerging Economies Fund                           7,475    6.79         50,752         50,536     1
VALIC Company I Foreign Value Fund                                4,373    9.67         42,285         39,675     1
VALIC Company I Government Money Market I Fund               11,007,823    1.00     11,007,823     11,007,823     1
VALIC Company I International Equities Index Fund               350,319    6.33      2,217,518      2,295,820     1
VALIC Company I Mid Cap Index Fund                              539,113   27.93     15,057,428     12,542,717     1
VALIC Company I Nasdaq-100 Index Fund                           558,950   10.71      5,986,351      4,752,780     1
VALIC Company I Science & Technology Fund                       103,730   22.78      2,363,217      2,278,656     1
VALIC Company I Small Cap Index Fund                            345,579   21.23      7,336,637      6,223,654     1
VALIC Company I Stock Index Fund                                550,190   35.76     19,674,788     16,773,108     1
VALIC Company II Mid Cap Value Fund                               1,545   21.60         33,379         33,215     1
VALIC Company II Socially Responsible Fund                        1,557   19.82         30,857         29,280     1
VALIC Company II Strategic Bond Fund                             12,473   11.17        139,321        139,428     1
Vanguard VIF High Yield Bond Portfolio                          834,214    7.99      6,665,367      6,611,747     1
Vanguard VIF REIT Index Portfolio                             1,020,280   13.48     13,753,371     13,099,534     1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                                                    American
                                                                 American     American     American                   Funds
                                                                Century VP  Funds Asset  Funds Global   American     Growth-
                                                                Value Fund   Allocation  Growth Fund  Funds Growth Income Fund
                                                                 Class I    Fund Class 2   Class 2    Fund Class 2   Class 2
                                                               -----------  ------------ ------------ ------------ -----------
For the Year Ended December 31, 2016

From operations:
   Dividends                                                   $   265,034    $ 12,061     $  2,619     $  3,343    $  9,668
   Mortality and expense risk and administrative charges           (75,913)     (4,157)      (1,256)      (2,213)     (3,187)
                                                               -----------    --------     --------     --------    --------
   Net investment income (loss)                                    189,121       7,904        1,363        1,130       6,481
   Net realized gain (loss)                                      1,485,463      (2,227)      (1,930)      (1,285)     (5,488)
   Capital gain distribution from mutual funds                          --      14,055       17,986       30,361      50,984
   Change in unrealized appreciation (depreciation) of
     investments                                                 1,114,017      33,969      (10,650)      12,254      11,208
                                                               -----------    --------     --------     --------    --------
Increase (decrease) in net assets from operations                2,788,601      53,701        6,769       42,460      63,185
                                                               -----------    --------     --------     --------    --------
From contract transactions:
   Payments received from contract owners                          820,645      58,501        7,859       14,757      24,680
   Payments for contract benefits or terminations                 (937,875)         --           --           --          --
   Policy loans                                                   (118,353)         --       (3,138)          --      (3,577)
   Transfers between sub-accounts (including fixed account),
     net                                                          (262,929)     74,645           18       29,834       1,732
   Contract maintenance charges                                   (680,563)    153,168      200,917      279,951     369,592
                                                               -----------    --------     --------     --------    --------
Increase (decrease) in net assets from contract transactions    (1,179,075)    286,314      205,656      324,542     392,427
                                                               -----------    --------     --------     --------    --------
Increase (decrease) in net assets                                1,609,526     340,015      212,425      367,002     455,612
Net assets at beginning of period                               14,908,764     482,133      112,003      123,244     284,389
                                                               -----------    --------     --------     --------    --------
Net assets at end of period                                    $16,518,290    $822,148     $324,428     $490,246    $740,001
                                                               ===========    ========     ========     ========    ========
Beginning units                                                    870,970      45,797        9,466       10,934      25,944
Units issued                                                       161,807      39,751       22,370       34,349      42,447
Units redeemed                                                    (213,222)    (14,191)      (2,398)      (5,089)     (5,600)
                                                               -----------    --------     --------     --------    --------
Ending units                                                       819,555      71,357       29,438       40,194      62,791
                                                               ===========    ========     ========     ========    ========
For the Year Ended December 31, 2015

From operations:
   Dividends                                                   $   337,232    $  6,721     $  1,031     $    618    $  3,119
   Mortality and expense risk and administrative charges           (82,791)     (1,099)        (233)        (306)       (614)
                                                               -----------    --------     --------     --------    --------
   Net investment income (loss)                                    254,441       5,622          798          312       2,505
   Net realized gain (loss)                                      1,020,063         110          218       (3,050)     (2,245)
   Capital gain distribution from mutual funds                          --       7,708        6,854        5,799      12,590
   Change in unrealized appreciation (depreciation) of
     investments                                                (1,975,248)    (13,982)      (3,189)         508     (14,913)
                                                               -----------    --------     --------     --------    --------
Increase (decrease) in net assets from operations                 (700,744)       (542)       4,681        3,569      (2,063)
                                                               -----------    --------     --------     --------    --------
From contract transactions:
   Payments received from contract owners                          891,238      44,542        8,874       15,144      21,995
   Payments for contract benefits or terminations               (1,104,477)         --         (617)          --          --
   Policy loans                                                    (24,152)         --          884           --          --
   Transfers between sub-accounts (including fixed account),
     net                                                           (92,599)      8,754         (535)       1,212      (3,273)
   Contract maintenance charges                                   (784,163)    351,467       31,500       92,182     195,319
                                                               -----------    --------     --------     --------    --------
Increase (decrease) in net assets from contract transactions    (1,114,153)    404,763       40,106      108,538     214,041
                                                               -----------    --------     --------     --------    --------
Increase (decrease) in net assets                               (1,814,897)    404,221       44,787      112,107     211,978
Net assets at beginning of period                               16,723,661      77,912       67,216       11,137      72,411
                                                               -----------    --------     --------     --------    --------
Net assets at end of period                                    $14,908,764    $482,133     $112,003     $123,244    $284,389
                                                               ===========    ========     ========     ========    ========
Beginning units                                                    919,159       6,802        5,685          899       5,674
Units issued                                                       105,491      46,361        4,617       11,503      21,928
Units redeemed                                                    (153,680)     (7,366)        (836)      (1,468)     (1,658)
                                                               -----------    --------     --------     --------    --------
Ending units                                                       870,970      45,797        9,466       10,934      25,944
                                                               ===========    ========     ========     ========    ========

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - CONTINUED

                                                                                                         AST
                                                              American     American    AST Capital    Government     Dreyfus IP
                                                             Funds High      Funds     Appreciation  and Quality    MidCap Stock
                                                            Income Bond  International  Portfolio   Bond Portfolio   Portfolio
                                                            Fund Class 2 Fund Class 2    Class 3       Class 3     Initial Shares
                                                            ------------ ------------- ------------ -------------- --------------
For the Year Ended December 31, 2016

From operations:
   Dividends                                                  $  7,495     $  1,941      $    --       $   415      $    50,329
   Mortality and expense risk and administrative charges          (568)        (722)        (485)         (195)         (19,946)
                                                              --------     --------      -------       -------      -----------
   Net investment income (loss)                                  6,927        1,219         (485)          220           30,383
   Net realized gain (loss)                                     (1,297)      (3,228)      (5,483)         (267)          74,426
   Capital gain distribution from mutual funds                      --        9,470       11,349           242          334,127
   Change in unrealized appreciation (depreciation) of
     investments                                                 9,616       (1,911)      (3,393)         (529)         209,663
                                                              --------     --------      -------       -------      -----------
Increase (decrease) in net assets from operations               15,246        5,550        1,988          (334)         648,599
                                                              --------     --------      -------       -------      -----------
From contract transactions:
   Payments received from contract owners                        5,194       10,602        6,180         4,141          217,141
   Payments for contract benefits or terminations                   --           --           --            --         (357,370)
   Policy loans                                                 (2,197)          --           --            --          (55,781)
   Transfers between sub-accounts (including fixed
     account), net                                                 134        6,193            5            53         (116,712)
   Contract maintenance charges                                 57,731       73,348       32,754        28,315         (328,873)
                                                              --------     --------      -------       -------      -----------
Increase (decrease) in net assets from contract
  transactions                                                  60,862       90,143       38,939        32,509         (641,595)
                                                              --------     --------      -------       -------      -----------
Increase (decrease) in net assets                               76,108       95,693       40,927        32,175            7,004
Net assets at beginning of period                               62,767       53,220       57,172        26,013        4,828,014
                                                              --------     --------      -------       -------      -----------
Net assets at end of period                                   $138,875     $148,913      $98,099       $58,188      $ 4,835,018
                                                              ========     ========      =======       =======      ===========
Beginning units                                                  6,865        5,694        4,639         2,574          271,786
Units issued                                                     8,921       11,584        4,868         5,578           12,590
Units redeemed                                                  (2,661)      (1,710)      (1,432)       (2,417)         (46,882)
                                                              --------     --------      -------       -------      -----------
Ending units                                                    13,125       15,568        8,075         5,735          237,494
                                                              ========     ========      =======       =======      ===========
For the Year Ended December 31, 2015

From operations:
   Dividends                                                  $  3,551     $    668      $    --       $   355      $    32,789
   Mortality and expense risk and administrative charges          (167)        (148)        (157)          (63)         (23,759)
                                                              --------     --------      -------       -------      -----------
   Net investment income (loss)                                  3,384          520         (157)          292            9,030
   Net realized gain (loss)                                       (441)        (429)        (720)         (199)         400,857
   Capital gain distribution from mutual funds                      --          832        7,343           101          855,923
   Change in unrealized appreciation (depreciation) of
     investments                                                (7,508)      (4,633)      (5,552)         (177)      (1,388,606)
                                                              --------     --------      -------       -------      -----------
Increase (decrease) in net assets from operations               (4,565)      (3,710)         914            17         (122,796)
                                                              --------     --------      -------       -------      -----------
From contract transactions:
   Payments received from contract owners                        4,342       10,019        5,640         4,126          245,277
   Payments for contract benefits or terminations                   --           --           --            --         (382,066)
   Policy loans                                                     --           --           --            --          (36,678)
   Transfers between sub-accounts (including fixed
     account), net                                               6,706        1,343        2,039           813         (154,394)
   Contract maintenance charges                                 29,825       41,260       34,787        17,603         (309,543)
                                                              --------     --------      -------       -------      -----------
Increase (decrease) in net assets from contract
  transactions                                                  40,873       52,622       42,466        22,542         (637,404)
                                                              --------     --------      -------       -------      -----------
Increase (decrease) in net assets                               36,308       48,912       43,380        22,559         (760,200)
Net assets at beginning of period                               26,459        4,308       13,792         3,454        5,588,214
                                                              --------     --------      -------       -------      -----------
Net assets at end of period                                   $ 62,767     $ 53,220      $57,172       $26,013      $ 4,828,014
                                                              ========     ========      =======       =======      ===========
Beginning units                                                  2,617          400        1,023           337          301,137
Units issued                                                     4,781        5,747        3,998         3,877           31,378
Units redeemed                                                    (533)        (453)        (382)       (1,640)         (60,729)
                                                              --------     --------      -------       -------      -----------
Ending units                                                     6,865        5,694        4,639         2,574          271,786
                                                              ========     ========      =======       =======      ===========

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - CONTINUED

                                               Dreyfus VIF       Dreyfus VIF                       Fidelity VIP
                                              International     Opportunistic      Dreyfus VIF         Asset       Fidelity VIP
                                                  Value           Small Cap       Quality Bond        Manager       Contrafund
                                            Portfolio Initial Portfolio Initial Portfolio Initial    Portfolio       Portfolio
                                                 Shares            Shares            Shares       Service Class 2 Service Class 2
                                            ----------------- ----------------- ----------------- --------------- ---------------
For the Year Ended December 31, 2016

From operations:
   Dividends                                    $  2,123         $       --        $   92,036       $   54,124      $   183,563
   Mortality and expense risk and
     administrative charges                         (317)           (30,289)          (24,532)         (20,260)        (148,433)
                                                --------         ----------        ----------       ----------      -----------
   Net investment income (loss)                    1,806            (30,289)           67,504           33,864           35,130
   Net realized gain (loss)                       (3,498)           432,743           (14,808)          16,740        1,847,236
   Capital gain distribution from mutual
     funds                                            --            534,237                --          182,746        2,506,249
   Change in unrealized appreciation
     (depreciation) of investments                (2,369)            74,496            11,956         (140,939)      (2,317,758)
                                                --------         ----------        ----------       ----------      -----------
Increase (decrease) in net assets from
  operations                                      (4,061)         1,011,187            64,652           92,411        2,070,857
                                                --------         ----------        ----------       ----------      -----------
From contract transactions:
   Payments received from contract owners         11,571            460,426           331,772          340,784        1,557,953
   Payments for contract benefits or
     terminations                                (32,445)          (587,816)         (183,271)        (209,043)      (2,943,403)
   Policy loans                                   (3,858)           (54,450)          (19,564)          (2,617)        (197,556)
   Transfers between sub-accounts
     (including fixed account), net                  534           (112,279)         (248,552)          67,648         (488,492)
   Contract maintenance charges                   (5,165)          (481,139)         (465,488)        (347,281)      (1,284,285)
                                                --------         ----------        ----------       ----------      -----------
Increase (decrease) in net assets from
  contract transactions                          (29,363)          (775,258)         (585,103)        (150,509)      (3,355,783)
                                                --------         ----------        ----------       ----------      -----------
Increase (decrease) in net assets                (33,424)           235,929          (520,451)         (58,098)      (1,284,926)
Net assets at beginning of period                143,386          6,796,573         5,385,617        4,248,819       31,784,963
                                                --------         ----------        ----------       ----------      -----------
Net assets at end of period                     $109,962         $7,032,502        $4,865,166       $4,190,721      $30,500,037
                                                ========         ==========        ==========       ==========      ===========
Beginning units                                   14,834            424,523           394,856          309,899        1,897,435
Units issued                                       1,058             48,341            45,961           49,654          319,048
Units redeemed                                    (4,492)           (93,304)          (83,677)         (56,607)        (440,073)
                                                --------         ----------        ----------       ----------      -----------
Ending units                                      11,400            379,560           357,140          302,946        1,776,410
                                                ========         ==========        ==========       ==========      ===========
For the Year Ended December 31, 2015

From operations:
   Dividends                                    $  3,174         $       --        $  112,496       $   59,904      $   262,985
   Mortality and expense risk and
     administrative charges                         (546)           (36,346)          (26,819)         (22,226)        (171,476)
                                                --------         ----------        ----------       ----------      -----------
   Net investment income (loss)                    2,628            (36,346)           85,677           37,678           91,509
   Net realized gain (loss)                          435            533,785            28,189           64,520        1,664,415
   Capital gain distribution from mutual
     funds                                            --            114,039                --          311,543        3,071,688
   Change in unrealized appreciation
     (depreciation) of investments                (7,616)          (788,555)         (227,321)        (432,895)      (4,814,504)
                                                --------         ----------        ----------       ----------      -----------
Increase (decrease) in net assets from
  operations                                      (4,553)          (177,077)         (113,455)         (19,154)          13,108
                                                --------         ----------        ----------       ----------      -----------
From contract transactions:
   Payments received from contract owners         21,368            511,644           370,047          358,066        1,723,109
   Payments for contract benefits or
     terminations                                 (5,715)          (473,502)         (290,432)        (299,162)      (2,077,074)
   Policy loans                                     (150)          (141,645)          (34,331)          (6,949)        (250,534)
   Transfers between sub-accounts
     (including fixed account), net                1,199            (96,098)          391,755             (486)        (312,013)
   Contract maintenance charges                   (8,391)          (503,078)         (532,300)        (317,487)      (1,428,981)
                                                --------         ----------        ----------       ----------      -----------
Increase (decrease) in net assets from
  contract transactions                            8,311           (702,679)          (95,261)        (266,018)      (2,345,493)
                                                --------         ----------        ----------       ----------      -----------
Increase (decrease) in net assets                  3,758           (879,756)         (208,716)        (285,172)      (2,332,385)
Net assets at beginning of period                139,628          7,676,329         5,594,333        4,533,991       34,117,348
                                                --------         ----------        ----------       ----------      -----------
Net assets at end of period                     $143,386         $6,796,573        $5,385,617       $4,248,819      $31,784,963
                                                ========         ==========        ==========       ==========      ===========
Beginning units                                   14,043            467,865           400,797          327,100        1,992,046
Units issued                                       1,629             34,614            95,036           27,609          219,798
Units redeemed                                      (838)           (77,956)         (100,977)         (44,810)        (314,409)
                                                --------         ----------        ----------       ----------      -----------
Ending units                                      14,834            424,523           394,856          309,899        1,897,435
                                                ========         ==========        ==========       ==========      ===========

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - CONTINUED

                                                                                                                  Fidelity VIP
                                                  Fidelity VIP    Fidelity VIP    Fidelity VIP    Fidelity VIP     Government
                                                  Equity-Income      Freedom         Freedom         Freedom      Money Market
                                                    Portfolio    2020 Portfolio  2025 Portfolio  2030 Portfolio     Portfolio
                                                 Service Class 2 Service Class 2 Service Class 2 Service Class 2 Service Class 2
                                                 --------------- --------------- --------------- --------------- ---------------
For the Year Ended December 31, 2016

From operations:
   Dividends                                       $   339,611      $  4,665        $   9,302      $   26,567       $      51
   Mortality and expense risk and
     administrative charges                            (79,341)       (1,795)          (3,322)        (10,088)         (2,840)
                                                   -----------      --------        ---------      ----------       ---------
   Net investment income (loss)                        260,270         2,870            5,980          16,479          (2,789)
   Net realized gain (loss)                            167,819         5,827           22,032          55,152              --
   Capital gain distribution from mutual funds       1,047,975        11,062           19,977          82,188              --
   Change in unrealized appreciation
     (depreciation) of investments                   1,064,218        (2,582)         (15,033)        (32,867)             --
                                                   -----------      --------        ---------      ----------       ---------
Increase (decrease) in net assets from
  operations                                         2,540,282        17,177           32,956         120,952          (2,789)
                                                   -----------      --------        ---------      ----------       ---------
From contract transactions:
   Payments received from contract owners              933,701        56,428           86,555         131,986          16,788
   Payments for contract benefits or
     terminations                                   (1,484,016)      (39,599)        (116,338)        (26,709)         46,742
   Policy loans                                       (122,415)          332           18,383           3,874              --
   Transfers between sub-accounts (including
     fixed account), net                               (12,960)       (1,939)         152,630         (44,493)       (204,771)
   Contract maintenance charges                       (710,797)      (27,789)         (84,018)       (101,404)       (306,258)
                                                   -----------      --------        ---------      ----------       ---------
Increase (decrease) in net assets from contract
  transactions                                      (1,396,487)      (12,567)          57,212         (36,746)       (447,499)
                                                   -----------      --------        ---------      ----------       ---------
Increase (decrease) in net assets                    1,143,795         4,610           90,168          84,206        (450,288)
Net assets at beginning of period                   15,777,973       370,220          640,820       2,147,681         894,457
                                                   -----------      --------        ---------      ----------       ---------
Net assets at end of period                        $16,921,768      $374,830        $ 730,988      $2,231,887       $ 444,169
                                                   ===========      ========        =========      ==========       =========
Beginning units                                      1,099,574        27,297           44,989         154,093          90,441
Units issued                                           198,956         5,802           23,665          25,500         351,688
Units redeemed                                        (256,088)       (6,367)         (19,583)        (26,962)       (396,967)
                                                   -----------      --------        ---------      ----------       ---------
Ending units                                         1,042,442        26,732           49,071         152,631          45,162
                                                   ===========      ========        =========      ==========       =========
For the Year Ended December 31, 2015

From operations:
   Dividends                                       $   494,062      $  6,100        $  10,601      $   32,474       $      17
   Mortality and expense risk and
     administrative charges                            (87,917)       (2,031)          (3,532)         (7,436)         (1,204)
                                                   -----------      --------        ---------      ----------       ---------
   Net investment income (loss)                        406,145         4,069            7,069          25,038          (1,187)
   Net realized gain (loss)                            358,912         7,891           15,619          39,105              --
   Capital gain distribution from mutual funds       1,638,804         1,648            3,587          10,428              --
   Change in unrealized appreciation
     (depreciation) of investments                  (3,192,487)      (17,555)         (32,130)       (129,591)             --
                                                   -----------      --------        ---------      ----------       ---------
Increase (decrease) in net assets from
  operations                                          (788,626)       (3,947)          (5,855)        (55,020)         (1,187)
                                                   -----------      --------        ---------      ----------       ---------
From contract transactions:
   Payments received from contract owners            1,060,355        54,211           69,144         137,328          53,154
   Payments for contract benefits or
     terminations                                   (1,170,956)      (19,028)          (4,999)        (11,692)         97,458
   Policy loans                                        (73,234)        2,829          (13,957)          5,014              --
   Transfers between sub-accounts (including
     fixed account), net                              (330,459)        1,669           53,990       1,123,277           1,504
   Contract maintenance charges                       (852,947)      (28,102)         (95,215)        (60,761)        720,160
                                                   -----------      --------        ---------      ----------       ---------
Increase (decrease) in net assets from contract
  transactions                                      (1,367,241)       11,579            8,963       1,193,166         872,276
                                                   -----------      --------        ---------      ----------       ---------
Increase (decrease) in net assets                   (2,155,867)        7,632            3,108       1,138,146         871,089
Net assets at beginning of period                   17,933,840       362,588          637,712       1,009,535          23,368
                                                   -----------      --------        ---------      ----------       ---------
Net assets at end of period                        $15,777,973      $370,220        $ 640,820      $2,147,681       $ 894,457
                                                   ===========      ========        =========      ==========       =========
Beginning units                                      1,176,181        26,350           44,417          68,363           2,363
Units issued                                           116,609         5,227            8,763          95,905         336,829
Units redeemed                                        (193,216)       (4,280)          (8,191)        (10,175)       (248,751)
                                                   -----------      --------        ---------      ----------       ---------
Ending units                                         1,099,574        27,297           44,989         154,093          90,441
                                                   ===========      ========        =========      ==========       =========

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - CONTINUED

                                                                                                                       FTVIP
                                                                                           FTVIP         FTVIP        Franklin
                                                         Fidelity VIP    Fidelity VIP     Franklin   Franklin Small  Small-Mid
                                                            Growth          Mid Cap        Mutual      Cap Value     Cap Growth
                                                           Portfolio       Portfolio     Shares VIP     VIP Fund     Securities
                                                        Service Class 2 Service Class 2 Fund Class 2    Class 2     Fund Class 2
                                                        --------------- --------------- ------------ -------------- ------------
For the Year Ended December 31, 2016

From operations:
   Dividends                                              $        --     $    30,772   $   125,661   $    60,329     $     --
   Mortality and expense risk and administrative
     charges                                                  (74,704)        (51,403)      (32,457)      (40,134)        (137)
                                                          -----------     -----------   -----------   -----------     --------
   Net investment income (loss)                               (74,704)        (20,631)       93,204        20,195         (137)
   Net realized gain (loss)                                 1,167,980        (166,879)      176,712       (99,993)      (9,277)
   Capital gain distribution from mutual funds              1,487,594         619,302       517,665     1,108,681        3,344
   Change in unrealized appreciation (depreciation) of
     investments                                           (2,599,001)        617,303       139,748       919,191        6,850
                                                          -----------     -----------   -----------   -----------     --------
Increase (decrease) in net assets from operations             (18,131)      1,049,095       927,329     1,948,074          780
                                                          -----------     -----------   -----------   -----------     --------
From contract transactions:
   Payments received from contract owners                     800,428         539,258       395,098       333,053          350
   Payments for contract benefits or terminations            (744,888)       (611,824)     (426,370)     (458,849)          --
   Policy loans                                               (93,785)         14,424       (84,651)      (57,762)          98
   Transfers between sub-accounts (including fixed
     account), net                                            (39,843)       (464,682)       76,189      (160,896)     (20,026)
   Contract maintenance charges                              (755,675)       (422,410)     (284,724)     (159,858)      (1,080)
                                                          -----------     -----------   -----------   -----------     --------
Increase (decrease) in net assets from contract
  transactions                                               (833,763)       (945,234)     (324,458)     (504,312)     (20,658)
                                                          -----------     -----------   -----------   -----------     --------
Increase (decrease) in net assets                            (851,894)        103,861       602,871     1,443,762      (19,878)
Net assets at beginning of period                          16,073,318       9,995,340     6,270,133     6,935,707       40,559
                                                          -----------     -----------   -----------   -----------     --------
Net assets at end of period                               $15,221,424     $10,099,201   $ 6,873,004   $ 8,379,469     $ 20,681
                                                          ===========     ===========   ===========   ===========     ========
Beginning units                                               964,228         564,487       454,155       408,261        2,534
Units issued                                                  158,284         178,536        85,423       138,408           46
Units redeemed                                               (188,384)       (199,565)     (100,679)     (129,396)      (1,333)
                                                          -----------     -----------   -----------   -----------     --------
Ending units                                                  934,128         543,458       438,899       417,273        1,247
                                                          ===========     ===========   ===========   ===========     ========
For the Year Ended December 31, 2015

From operations:
   Dividends                                              $     5,206     $    26,620   $   207,755   $    47,988     $     --
   Mortality and expense risk and administrative
     charges                                                  (85,027)        (61,795)      (37,324)      (44,745)        (226)
                                                          -----------     -----------   -----------   -----------     --------
   Net investment income (loss)                               (79,821)        (35,175)      170,431         3,243         (226)
   Net realized gain (loss)                                 1,348,904         104,922       369,524       224,193         (233)
   Capital gain distribution from mutual funds                529,874       1,301,283       458,392     1,103,665       10,950
   Change in unrealized appreciation (depreciation) of
     investments                                             (755,396)     (1,571,824)   (1,356,082)   (1,934,635)     (11,827)
                                                          -----------     -----------   -----------   -----------     --------
Increase (decrease) in net assets from operations           1,043,561        (200,794)     (357,735)     (603,534)      (1,336)
                                                          -----------     -----------   -----------   -----------     --------
From contract transactions:
   Payments received from contract owners                     894,910         639,238       464,627       364,484          600
   Payments for contract benefits or terminations          (1,528,865)       (602,710)     (228,427)     (495,605)          --
   Policy loans                                               (72,684)        (50,122)       75,937       (21,913)         (34)
   Transfers between sub-accounts (including fixed
     account), net                                           (402,283)       (193,318)     (462,484)     (291,560)      (1,979)
   Contract maintenance charges                              (778,065)       (425,539)     (232,740)     (254,367)      (1,356)
                                                          -----------     -----------   -----------   -----------     --------
Increase (decrease) in net assets from contract
  transactions                                             (1,886,987)       (632,451)     (383,087)     (698,961)      (2,769)
                                                          -----------     -----------   -----------   -----------     --------
Increase (decrease) in net assets                            (843,426)       (833,245)     (740,822)   (1,302,495)      (4,105)
Net assets at beginning of period                          16,916,744      10,828,585     7,010,955     8,238,202       44,664
                                                          -----------     -----------   -----------   -----------     --------
Net assets at end of period                               $16,073,318     $ 9,995,340   $ 6,270,133   $ 6,935,707     $ 40,559
                                                          ===========     ===========   ===========   ===========     ========
Beginning units                                             1,073,695         564,784       470,937       430,935        2,703
Units issued                                                   96,146         104,503        80,652        70,869           34
Units redeemed                                               (205,613)       (104,800)      (97,434)      (93,543)        (203)
                                                          -----------     -----------   -----------   -----------     --------
Ending units                                                  964,228         564,487       454,155       408,261        2,534
                                                          ===========     ===========   ===========   ===========     ========

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - CONTINUED


                                                                                           Goldman
                                                                FTVIP         FTVIP       Sachs VIT
                                                            Franklin U.S.   Templeton     Strategic   Invesco V.I.
                                                              Government     Foreign     Growth Fund    American    Invesco V.I.
                                                            Securities VIP  Securities  Institutional   Franchise    Core Equity
                                                             Fund Class 2  Fund Class 2    Shares     Fund Series I Fund Series I
                                                            -------------- ------------ ------------- ------------- -------------
For the Year Ended December 31, 2016

From operations:
   Dividends                                                  $   77,296    $   91,181   $   16,798      $    --     $    58,724
   Mortality and expense risk and administrative charges         (16,668)      (25,693)     (10,133)         (44)        (34,684)
                                                              ----------    ----------   ----------      -------     -----------
   Net investment income (loss)                                   60,628        65,488        6,665          (44)         24,040
   Net realized gain (loss)                                      (71,784)     (204,653)     112,537          194         187,912
   Capital gain distribution from mutual funds                        --        81,669          272        1,260         526,357
   Change in unrealized appreciation (depreciation) of
     investments                                                  16,897       345,094      (70,829)      (1,233)        (29,545)
                                                              ----------    ----------   ----------      -------     -----------
Increase (decrease) in net assets from operations                  5,741       287,598       48,645          177         708,764
                                                              ----------    ----------   ----------      -------     -----------
From contract transactions:
   Payments received from contract owners                        159,315       380,161           --          250         569,820
   Payments for contract benefits or terminations                (94,390)     (505,889)    (575,491)          --        (359,286)
   Policy loans                                                    2,968       (69,286)          (7)        (134)        (58,470)
   Transfers between sub-accounts (including fixed
     account), net                                                12,961        85,306           --        9,252          14,815
   Contract maintenance charges                                 (281,456)     (406,755)    (106,516)        (444)       (567,786)
                                                              ----------    ----------   ----------      -------     -----------
Increase (decrease) in net assets from contract
  transactions                                                  (200,602)     (516,463)    (682,014)       8,924        (400,907)
                                                              ----------    ----------   ----------      -------     -----------
Increase (decrease) in net assets                               (194,861)     (228,865)    (633,369)       9,101         307,857
Net assets at beginning of period                              2,995,988     5,101,290    3,341,287        5,116       7,610,942
                                                              ----------    ----------   ----------      -------     -----------
Net assets at end of period                                   $2,801,127    $4,872,425   $2,707,918      $14,217     $ 7,918,799
                                                              ==========    ==========   ==========      =======     ===========
Beginning units                                                  232,614       454,864      187,977          298         526,582
Units issued                                                      97,461       138,160       10,778          550          29,569
Units redeemed                                                  (107,486)     (149,960)     (45,321)         (33)        (56,751)
                                                              ----------    ----------   ----------      -------     -----------
Ending units                                                     222,589       443,064      153,434          815         499,400
                                                              ==========    ==========   ==========      =======     ===========
For the Year Ended December 31, 2015

From operations:
   Dividends                                                  $   85,705    $  184,300   $   12,063      $    --     $    93,175
   Mortality and expense risk and administrative charges         (18,969)      (32,162)     (11,348)         (26)        (38,811)
                                                              ----------    ----------   ----------      -------     -----------
   Net investment income (loss)                                   66,736       152,138          715          (26)         54,364
   Net realized gain (loss)                                      (36,091)       87,946       27,793          103         454,978
   Capital gain distribution from mutual funds                        --       188,241      205,638           28         852,089
   Change in unrealized appreciation (depreciation) of
     investments                                                 (32,735)     (798,052)    (133,101)         122      (1,883,312)
                                                              ----------    ----------   ----------      -------     -----------
Increase (decrease) in net assets from operations                 (2,090)     (369,727)     101,045          227        (521,881)
                                                              ----------    ----------   ----------      -------     -----------
From contract transactions:
   Payments received from contract owners                        171,567       451,293           --           --         616,583
   Payments for contract benefits or terminations               (146,961)     (191,482)      (1,822)          --        (494,008)
   Policy loans                                                  (24,322)      (37,949)        (272)          --        (146,655)
   Transfers between sub-accounts (including fixed
     account), net                                               213,527      (175,669)        (634)         (12)       (203,011)
   Contract maintenance charges                                 (220,895)     (413,008)     (77,200)        (271)       (597,364)
                                                              ----------    ----------   ----------      -------     -----------
Increase (decrease) in net assets from contract
  transactions                                                    (7,084)     (366,815)     (79,928)        (283)       (824,455)
                                                              ----------    ----------   ----------      -------     -----------
Increase (decrease) in net assets                                 (9,174)     (736,542)      21,117          (56)     (1,346,336)
Net assets at beginning of period                              3,005,162     5,837,832    3,320,170        5,172       8,957,278
                                                              ----------    ----------   ----------      -------     -----------
Net assets at end of period                                   $2,995,988    $5,101,290   $3,341,287      $ 5,116     $ 7,610,942
                                                              ==========    ==========   ==========      =======     ===========
Beginning units                                                  229,369       478,259      192,544          315         578,270
Units issued                                                      70,552        80,800           --           --          44,548
Units redeemed                                                   (67,307)     (104,195)      (4,567)         (17)        (96,236)
                                                              ----------    ----------   ----------      -------     -----------
Ending units                                                     232,614       454,864      187,977          298         526,582
                                                              ==========    ==========   ==========      =======     ===========

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - CONTINUED

                                                              Invesco V.I. Invesco V.I.  Invesco V.I.               Invesco V.I.
                                                              Global Real   Government    Growth and  Invesco V.I.  International
                                                              Estate Fund   Securities   Income Fund   High Yield    Growth Fund
                                                                Series I   Fund Series I   Series I   Fund Series I   Series I
                                                              ------------ ------------- ------------ ------------- -------------
For the Year Ended December 31, 2016

From operations:
   Dividends                                                    $  5,404      $   624    $   106,034   $   81,027    $   97,288
   Mortality and expense risk and administrative charges          (1,019)        (165)       (47,595)     (12,112)      (35,448)
                                                                --------      -------    -----------   ----------    ----------
   Net investment income (loss)                                    4,385          459         58,439       68,915        61,840
   Net realized gain (loss)                                          602         (350)        (9,481)       3,648       271,608
   Capital gain distribution from mutual funds                     6,322           --        876,281           --            --
   Change in unrealized appreciation (depreciation) of
     investments                                                  (5,606)         262        763,139      122,548      (403,837)
                                                                --------      -------    -----------   ----------    ----------
Increase (decrease) in net assets from operations                  5,703          371      1,688,378      195,111       (70,389)
                                                                --------      -------    -----------   ----------    ----------
From contract transactions:
   Payments received from contract owners                         34,398          900        501,364       55,896       508,550
   Payments for contract benefits or terminations                 (3,058)      (3,543)      (393,554)     (29,493)     (421,757)
   Policy loans                                                      588          (37)      (152,457)      (9,998)     (107,890)
   Transfers between sub-accounts (including fixed account),
     net                                                             443         (109)      (248,786)     (20,294)     (210,086)
   Contract maintenance charges                                   46,274       (4,361)      (483,690)     (52,061)     (431,016)
                                                                --------      -------    -----------   ----------    ----------
Increase (decrease) in net assets from contract transactions      78,645       (7,150)      (777,123)     (55,950)     (662,199)
                                                                --------      -------    -----------   ----------    ----------
Increase (decrease) in net assets                                 84,348       (6,779)       911,255      139,161      (732,588)
Net assets at beginning of period                                256,355       36,400      9,397,249    1,874,637     7,464,549
                                                                --------      -------    -----------   ----------    ----------
Net assets at end of period                                     $340,703      $29,621    $10,308,504   $2,013,798    $6,731,961
                                                                ========      =======    ===========   ==========    ==========
Beginning units                                                   19,199        3,342        573,664      161,859       575,992
Units issued                                                       8,767           81        112,296       19,284       124,403
Units redeemed                                                    (1,508)        (723)      (138,800)     (23,992)     (149,109)
                                                                --------      -------    -----------   ----------    ----------
Ending units                                                      26,458        2,700        547,160      157,151       551,286
                                                                ========      =======    ===========   ==========    ==========
For the Year Ended December 31, 2015

From operations:
   Dividends                                                    $  8,950      $   823    $   286,698   $  106,649    $  118,417
   Mortality and expense risk and administrative charges            (632)        (188)       (53,583)     (14,181)      (42,724)
                                                                --------      -------    -----------   ----------    ----------
   Net investment income (loss)                                    8,318          635        233,115       92,468        75,693
   Net realized gain (loss)                                        2,347         (517)       373,965       60,387       351,491
   Capital gain distribution from mutual funds                        --           --      1,489,873           --            --
   Change in unrealized appreciation (depreciation) of
     investments                                                 (16,201)        (165)    (2,451,263)    (203,210)     (661,530)
                                                                --------      -------    -----------   ----------    ----------
Increase (decrease) in net assets from operations                 (5,536)         (47)      (354,310)     (50,355)     (234,346)
                                                                --------      -------    -----------   ----------    ----------
From contract transactions:
   Payments received from contract owners                         35,148        3,900        528,476       49,470       602,564
   Payments for contract benefits or terminations                 (2,723)          --       (560,166)    (635,786)     (485,355)
   Policy loans                                                     (576)         (35)      (205,736)      (6,839)     (242,865)
   Transfers between sub-accounts (including fixed account),
     net                                                          11,203           30       (137,034)     (22,400)       30,526
   Contract maintenance charges                                    8,181       (5,478)      (364,115)     (51,834)     (416,908)
                                                                --------      -------    -----------   ----------    ----------
Increase (decrease) in net assets from contract transactions      51,233       (1,583)      (738,575)    (667,389)     (512,038)
                                                                --------      -------    -----------   ----------    ----------
Increase (decrease) in net assets                                 45,697       (1,630)    (1,092,885)    (717,744)     (746,384)
Net assets at beginning of period                                210,658       38,030     10,490,134    2,592,381     8,210,933
                                                                --------      -------    -----------   ----------    ----------
Net assets at end of period                                     $256,355      $36,400    $ 9,397,249   $1,874,637    $7,464,549
                                                                ========      =======    ===========   ==========    ==========
Beginning units                                                   15,016        3,486        604,758      215,634       602,190
Units issued                                                       6,674          375         85,869        5,786        97,850
Units redeemed                                                    (2,491)        (519)      (116,963)     (59,561)     (124,048)
                                                                --------      -------    -----------   ----------    ----------
Ending units                                                      19,199        3,342        573,664      161,859       575,992
                                                                ========      =======    ===========   ==========    ==========

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - CONTINUED

                                                                                          Janus Aspen
                                                              Janus Aspen                   Global    Janus Aspen    JP Morgan
                                                              Enterprise    Janus Aspen    Research    Overseas      Insurance
                                                               Portfolio  Forty Portfolio  Portfolio   Portfolio     Trust Core
                                                                Service       Service       Service     Service    Bond Portfolio
                                                                Shares        Shares        Shares      Shares        Class 1
                                                              ----------- --------------- ----------- -----------  --------------
For the Year Ended December 31, 2016

From operations:
   Dividends                                                  $    1,294     $      --    $   25,344  $   301,245     $  9,180
   Mortality and expense risk and administrative charges         (27,027)       (2,194)      (12,005)     (32,592)      (2,308)
                                                              ----------     ---------    ----------  -----------     --------
   Net investment income (loss)                                  (25,733)       (2,194)       13,339      268,653        6,872
   Net realized gain (loss)                                      235,202        (7,296)      123,149   (1,832,690)        (380)
   Capital gain distribution from mutual funds                   433,811        68,969            --      208,925           --
   Change in unrealized appreciation (depreciation) of
     investments                                                 (72,676)      (48,053)     (103,277)     804,498       (6,750)
                                                              ----------     ---------    ----------  -----------     --------
Increase (decrease) in net assets from operations                570,604        11,426        33,211     (550,614)        (258)
                                                              ----------     ---------    ----------  -----------     --------
From contract transactions:
   Payments received from contract owners                        237,985        49,808       246,931      600,506       27,848
   Payments for contract benefits or terminations               (311,357)       (8,293)     (137,695)    (589,874)      (1,783)
   Policy loans                                                  (14,960)       (8,616)      (31,317)       8,672       (4,064)
   Transfers between sub-accounts (including fixed account),
     net                                                        (125,181)       63,855       (88,802)    (312,329)         502
   Contract maintenance charges                                 (180,167)      (10,220)     (228,644)    (565,212)     196,703
                                                              ----------     ---------    ----------  -----------     --------
Increase (decrease) in net assets from contract transactions    (393,680)       86,534      (239,527)    (858,237)     219,206
                                                              ----------     ---------    ----------  -----------     --------
Increase (decrease) in net assets                                176,924        97,960      (206,316)  (1,408,851)     218,948
Net assets at beginning of period                              5,309,566       445,910     2,857,036    7,496,099      278,198
                                                              ----------     ---------    ----------  -----------     --------
Net assets at end of period                                   $5,486,490     $ 543,870    $2,650,720  $ 6,087,248     $497,146
                                                              ==========     =========    ==========  ===========     ========
Beginning units                                                  282,411        25,998       226,554      843,160       24,910
Units issued                                                      26,891         7,828        16,280      216,356       24,868
Units redeemed                                                   (45,277)       (1,741)      (35,172)    (253,700)      (4,038)
                                                              ----------     ---------    ----------  -----------     --------
Ending units                                                     264,025        32,085       207,662      805,816       45,740
                                                              ==========     =========    ==========  ===========     ========
For the Year Ended December 31, 2015

From operations:
   Dividends                                                  $   28,342     $      --    $   16,517  $    42,842     $  5,141
   Mortality and expense risk and administrative charges         (28,549)       (1,866)      (14,581)     (45,369)        (922)
                                                              ----------     ---------    ----------  -----------     --------
   Net investment income (loss)                                     (207)       (1,866)        1,936       (2,527)       4,219
   Net realized gain (loss)                                      256,651        18,853       203,041     (514,560)          38
   Capital gain distribution from mutual funds                   598,839        88,701            --      252,197           --
   Change in unrealized appreciation (depreciation) of
     investments                                                (686,414)      (49,657)     (289,148)    (499,555)      (4,184)
                                                              ----------     ---------    ----------  -----------     --------
Increase (decrease) in net assets from operations                168,869        56,031       (84,171)    (764,445)          73
                                                              ----------     ---------    ----------  -----------     --------
From contract transactions:
   Payments received from contract owners                        244,476        46,228       269,990      690,643       29,498
   Payments for contract benefits or terminations               (304,959)       (9,446)     (239,059)    (356,506)      (4,081)
   Policy loans                                                   (6,571)       (5,221)      (12,039)     (31,044)         383
   Transfers between sub-accounts (including fixed account),
     net                                                          55,803      (121,397)      (48,299)     105,222      (29,609)
   Contract maintenance charges                                 (177,131)      (13,270)     (225,069)    (582,504)     115,654
                                                              ----------     ---------    ----------  -----------     --------
Increase (decrease) in net assets from contract transactions    (188,382)     (103,106)     (254,476)    (174,189)     111,845
                                                              ----------     ---------    ----------  -----------     --------
Increase (decrease) in net assets                                (19,513)      (47,075)     (338,647)    (938,634)     111,918
Net assets at beginning of period                              5,329,079       492,985     3,195,683    8,434,733      166,280
                                                              ----------     ---------    ----------  -----------     --------
Net assets at end of period                                   $5,309,566     $ 445,910    $2,857,036  $ 7,496,099     $278,198
                                                              ==========     =========    ==========  ===========     ========
Beginning units                                                  285,729        32,828       244,595      823,066       13,975
Units issued                                                      32,805         5,182        27,126      149,374       17,381
Units redeemed                                                   (36,123)      (12,012)      (45,167)    (129,280)      (6,446)
                                                              ----------     ---------    ----------  -----------     --------
Ending units                                                     282,411        25,998       226,554      843,160       24,910
                                                              ==========     =========    ==========  ===========     ========

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - CONTINUED

                                                            JP Morgan    JP Morgan
                                                            Insurance    Insurance
                                                          Trust Mid Cap Trust Small                                MFS VIT II
                                                              Value      Cap Core   MFS VIT Core     MFS VIT       Core Equity
                                                            Portfolio    Portfolio  Equity Series Growth Series Portfolio Initial
                                                             Class 1      Class 1   Initial Class Initial Class       Class
                                                          ------------- ----------- ------------- ------------- -----------------
For the Year Ended December 31, 2016

From operations:
   Dividends                                                $   6,463   $   17,318   $        --   $     4,462     $   29,077
   Mortality and expense risk and administrative charges       (3,526)     (17,476)           --       (46,894)       (16,797)
                                                            ---------   ----------   -----------   -----------     ----------
   Net investment income (loss)                                 2,937         (158)           --       (42,432)        12,280
   Net realized gain (loss)                                    55,921      241,069            --       532,398        (57,170)
   Capital gain distribution from mutual funds                 38,686      270,651            --       608,631        312,103
   Change in unrealized appreciation (depreciation) of
     investments                                                2,216       84,335            --      (917,881)       137,372
                                                            ---------   ----------   -----------   -----------     ----------
Increase (decrease) in net assets from operations              99,760      595,897            --       180,716        404,585
                                                            ---------   ----------   -----------   -----------     ----------
From contract transactions:
   Payments received from contract owners                          --      165,665            --       574,635        240,889
   Payments for contract benefits or terminations             (32,110)    (310,070)           --      (610,438)      (180,718)
   Policy loans                                                (2,278)     (36,019)           --      (123,366)       (31,534)
   Transfers between sub-accounts (including fixed
     account), net                                               (727)     (33,337)           --      (285,980)       (82,798)
   Contract maintenance charges                               (31,597)    (195,484)           --      (689,608)      (249,226)
                                                            ---------   ----------   -----------   -----------     ----------
Increase (decrease) in net assets from contract
  transactions                                                (66,712)    (409,245)           --    (1,134,757)      (303,387)
                                                            ---------   ----------   -----------   -----------     ----------
Increase (decrease) in net assets                              33,048      186,652            --      (954,041)       101,198
Net assets at beginning of period                             747,190    3,491,842            --    10,847,200      3,874,431
                                                            ---------   ----------   -----------   -----------     ----------
Net assets at end of period                                 $ 780,238   $3,678,494   $        --   $ 9,893,159     $3,975,629
                                                            =========   ==========   ===========   ===========     ==========
Beginning units                                                26,415      201,877            --       592,534        398,790
Units issued                                                    5,548       47,849            --        14,956         17,710
Units redeemed                                                 (7,922)     (72,682)           --       (77,159)       (47,521)
                                                            ---------   ----------   -----------   -----------     ----------
Ending units                                                   24,041      177,044            --       530,331        368,979
                                                            =========   ==========   ===========   ===========     ==========
For the Year Ended December 31, 2015

From operations:
   Dividends                                                $   8,051   $    5,537   $    40,142   $    17,222     $   22,938
   Mortality and expense risk and administrative charges       (4,403)     (21,570)       (4,519)      (51,402)       (14,044)
                                                            ---------   ----------   -----------   -----------     ----------
   Net investment income (loss)                                 3,648      (16,033)       35,623       (34,180)         8,894
   Net realized gain (loss)                                    53,675      226,105     1,027,718       521,581        (25,170)
   Capital gain distribution from mutual funds                 61,513      390,842       213,559       599,308        315,675
   Change in unrealized appreciation (depreciation) of
     investments                                             (144,001)    (815,121)   (1,181,300)     (340,290)      (416,535)
                                                            ---------   ----------   -----------   -----------     ----------
Increase (decrease) in net assets from operations             (25,165)    (214,207)       95,600       746,419       (117,136)
                                                            ---------   ----------   -----------   -----------     ----------
From contract transactions:
   Payments received from contract owners                          --      202,135        76,256       609,931        187,933
   Payments for contract benefits or terminations             (27,038)    (289,389)      (55,830)     (514,577)      (254,727)
   Policy loans                                                (9,980)     (12,868)       (2,147)     (209,198)       (21,868)
   Transfers between sub-accounts (including fixed
     account), net                                             (4,174)      (3,845)   (4,301,446)      (59,415)     4,263,110
   Contract maintenance charges                               (20,947)    (170,889)      (39,682)     (688,806)      (182,881)
                                                            ---------   ----------   -----------   -----------     ----------
Increase (decrease) in net assets from contract
  transactions                                                (62,139)    (274,856)   (4,322,849)     (862,065)     3,991,567
                                                            ---------   ----------   -----------   -----------     ----------
Increase (decrease) in net assets                             (87,304)    (489,063)   (4,227,249)     (115,646)     3,874,431
Net assets at beginning of period                             834,494    3,980,905     4,227,249    10,962,846             --
                                                            ---------   ----------   -----------   -----------     ----------
Net assets at end of period                                 $ 747,190   $3,491,842   $        --   $10,847,200     $3,874,431
                                                            =========   ==========   ===========   ===========     ==========
Beginning units                                                28,625      214,401       253,650       639,531             --
Units issued                                                    3,355       26,699         5,090        28,081        450,316
Units redeemed                                                 (5,565)     (39,223)     (258,740)      (75,078)       (51,526)
                                                            ---------   ----------   -----------   -----------     ----------
Ending units                                                   26,415      201,877            --       592,534        398,790
                                                            =========   ==========   ===========   ===========     ==========

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - CONTINUED

                                                                                                           Neuberger  Neuberger
                                                                                                           Berman AMT Berman AMT
                                                               MFS VIT New      MFS VIT        MFS VIT     Large Cap   Mid-Cap
                                                                Discovery       Research     Total Return    Value      Growth
                                                              Series Initial Series Initial Series Initial Portfolio  Portfolio
                                                                  Class          Class          Class       Class I    Class I
                                                              -------------- -------------- -------------- ---------- ----------
For the Year Ended December 31, 2016

From operations:
   Dividends                                                    $       --     $   19,974      $ 10,013     $   239   $       --
   Mortality and expense risk and administrative charges           (21,594)       (12,323)       (1,752)       (148)     (26,268)
                                                                ----------     ----------      --------     -------   ----------
   Net investment income (loss)                                    (21,594)         7,651         8,261          91      (26,268)
   Net realized gain (loss)                                       (106,973)       122,915        17,189       2,370     (294,485)
   Capital gain distribution from mutual funds                     198,259        256,360        11,257       2,620      251,738
   Change in unrealized appreciation (depreciation) of
     investments                                                   295,626       (187,787)       (7,419)      2,046      267,974
                                                                ----------     ----------      --------     -------   ----------
Increase (decrease) in net assets from operations                  365,318        199,139        29,288       7,127      198,959
                                                                ----------     ----------      --------     -------   ----------
From contract transactions:
   Payments received from contract owners                          294,721        195,204         3,899         600      258,228
   Payments for contract benefits or terminations                 (275,609)      (141,815)      (35,379)         --     (322,578)
   Policy loans                                                    (78,862)       (26,820)          149         305       (9,772)
   Transfers between sub-accounts (including fixed account),
     net                                                          (120,961)        (3,497)       (9,615)        164     (106,724)
   Contract maintenance charges                                   (219,646)      (107,990)      (39,108)     (7,600)    (168,770)
                                                                ----------     ----------      --------     -------   ----------
Increase (decrease) in net assets from contract transactions      (400,357)       (84,918)      (80,054)     (6,531)    (349,616)
                                                                ----------     ----------      --------     -------   ----------
Increase (decrease) in net assets                                  (35,039)       114,221       (50,766)        596     (150,657)
Net assets at beginning of period                                4,696,667      2,574,658       376,652      28,491    5,601,819
                                                                ----------     ----------      --------     -------   ----------
Net assets at end of period                                     $4,661,628     $2,688,879      $325,886     $29,087   $5,451,162
                                                                ==========     ==========      ========     =======   ==========
Beginning units                                                    249,507        151,314        25,915       2,629      322,635
Units issued                                                        38,489         33,135         1,125          88       46,702
Units redeemed                                                     (54,554)       (31,984)       (6,384)       (599)     (60,909)
                                                                ----------     ----------      --------     -------   ----------
Ending units                                                       233,442        152,465        20,656       2,118      308,428
                                                                ==========     ==========      ========     =======   ==========
For the Year Ended December 31, 2015

From operations:
   Dividends                                                    $       --     $   19,121      $ 10,266     $   248   $       --
   Mortality and expense risk and administrative charges           (25,436)       (13,174)       (2,014)       (165)     (29,853)
                                                                ----------     ----------      --------     -------   ----------
   Net investment income (loss)                                    (25,436)         5,947         8,252          83      (29,853)
   Net realized gain (loss)                                         (1,593)       165,277        10,526       1,167     (156,445)
   Capital gain distribution from mutual funds                     155,744        197,273        14,604       2,508      476,429
   Change in unrealized appreciation (depreciation) of
     investments                                                  (230,174)      (356,545)      (36,642)     (7,928)    (218,432)
                                                                ----------     ----------      --------     -------   ----------
Increase (decrease) in net assets from operations                 (101,459)        11,952        (3,260)     (4,170)      71,699
                                                                ----------     ----------      --------     -------   ----------
From contract transactions:
   Payments received from contract owners                          324,786        209,369         9,590         600      281,495
   Payments for contract benefits or terminations                 (254,245)      (158,948)      (16,216)         --     (257,341)
   Policy loans                                                    (17,321)       (22,377)          186         250      (42,731)
   Transfers between sub-accounts (including fixed account),
     net                                                          (127,139)      (126,876)        1,903         142     (183,773)
   Contract maintenance charges                                   (230,944)       (98,979)      (28,954)     (3,649)    (203,163)
                                                                ----------     ----------      --------     -------   ----------
Increase (decrease) in net assets from contract transactions      (304,863)      (197,811)      (33,491)     (2,657)    (405,513)
                                                                ----------     ----------      --------     -------   ----------
Increase (decrease) in net assets                                 (406,322)      (185,859)      (36,751)     (6,827)    (333,814)
Net assets at beginning of period                                5,102,989      2,760,517       413,403      35,318    5,935,633
                                                                ----------     ----------      --------     -------   ----------
Net assets at end of period                                     $4,696,667     $2,574,658      $376,652     $28,491   $5,601,819
                                                                ==========     ==========      ========     =======   ==========
Beginning units                                                    262,079        159,337        28,197       2,860      340,994
Units issued                                                        32,615         21,070           708          63       47,663
Units redeemed                                                     (45,187)       (29,093)       (2,990)       (294)     (66,022)
                                                                ----------     ----------      --------     -------   ----------
Ending units                                                       249,507        151,314        25,915       2,629      322,635
                                                                ==========     ==========      ========     =======   ==========

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - CONTINUED

                                                                                             Oppenheimer
                                                         Neuberger  Oppenheimer                Global
                                                         Berman AMT Conservative Oppenheimer  Strategic
                                                          Socially    Balanced     Global      Income         PIMCO VIT
                                                         Responsive Fund/VA Non  Fund/VA Non Fund/VA Non CommodityRealReturn
                                                         Portfolio    Service      Service     Service   Strategy Portfolio
                                                          Class I      Shares      Shares      Shares        Admin Class
                                                         ---------- ------------ ----------- ----------- -------------------
For the Year Ended December 31, 2016

From operations:
   Dividends                                              $    693   $   30,343  $   69,286    $    53        $   8,520
   Mortality and expense risk and administrative
     charges                                                  (588)      (6,488)    (32,139)        (5)          (4,165)
                                                          --------   ----------  ----------    -------        ---------
   Net investment income (loss)                                105       23,855      37,147         48            4,355
   Net realized gain (loss)                                    361       62,599      66,947        (32)          24,161
   Capital gain distribution from mutual funds               3,556           --     439,177         --               --
   Change in unrealized appreciation (depreciation) of
     investments                                             4,806      (28,207)   (591,479)        47           71,453
                                                          --------   ----------  ----------    -------        ---------
Increase (decrease) in net assets from operations            8,828       58,247     (48,208)        63           99,969
                                                          --------   ----------  ----------    -------        ---------
From contract transactions:
   Payments received from contract owners                    7,191      129,424     429,604         --           89,785
   Payments for contract benefits or terminations               --     (150,535)   (235,237)        --          (61,982)
   Policy loans                                                 --       (1,278)    (16,982)       434            4,491
   Transfers between sub-accounts (including fixed
     account), net                                              (5)     (46,907)   (377,696)        --           (8,832)
   Contract maintenance charges                               (941)     (81,176)   (301,742)      (711)         (59,044)
                                                          --------   ----------  ----------    -------        ---------
Increase (decrease) in net assets from contract
  transactions                                               6,245     (150,472)   (502,053)      (277)         (35,582)
                                                          --------   ----------  ----------    -------        ---------
Increase (decrease) in net assets                           15,073      (92,225)   (550,261)      (214)          64,387
Net assets at beginning of period                           90,687    1,309,698   6,918,180      1,192          748,201
                                                          --------   ----------  ----------    -------        ---------
Net assets at end of period                               $105,760   $1,217,473  $6,367,919    $   978        $ 812,588
                                                          ========   ==========  ==========    =======        =========
Beginning units                                              5,802      116,211     430,410        119          157,941
Units issued                                                   437       23,473      88,224         33           29,238
Units redeemed                                                 (30)     (35,725)   (109,072)       (60)         (39,797)
                                                          --------   ----------  ----------    -------        ---------
Ending units                                                 6,209      103,959     409,562         92          147,382
                                                          ========   ==========  ==========    =======        =========
For the Year Ended December 31, 2015

From operations:
   Dividends                                              $    513   $   29,734  $   94,738    $   323        $  39,796
   Mortality and expense risk and administrative
     charges                                                  (540)      (7,281)    (39,262)       (19)          (5,097)
                                                          --------   ----------  ----------    -------        ---------
   Net investment income (loss)                                (27)      22,453      55,476        304           34,699
   Net realized gain (loss)                                    370       51,180     429,787       (373)        (405,493)
   Capital gain distribution from mutual funds               8,111           --     472,308         --               --
   Change in unrealized appreciation (depreciation) of
     investments                                            (9,438)     (69,734)   (701,868)        25          540,648
                                                          --------   ----------  ----------    -------        ---------
Increase (decrease) in net assets from operations             (984)       3,899     255,703        (44)         169,854
                                                          --------   ----------  ----------    -------        ---------
From contract transactions:
   Payments received from contract owners                    7,980      136,299     519,309      2,640          125,755
   Payments for contract benefits or terminations               --      (28,129)   (561,623)        --          (32,688)
   Policy loans                                                 --       (6,041)   (123,820)       432           27,363
   Transfers between sub-accounts (including fixed
     account), net                                               1      (33,552)     85,662     (4,869)        (400,226)
   Contract maintenance charges                               (927)     (76,009)   (277,209)    (1,464)         (81,556)
                                                          --------   ----------  ----------    -------        ---------
Increase (decrease) in net assets from contract
  transactions                                               7,054       (7,432)   (357,681)    (3,261)        (361,352)
                                                          --------   ----------  ----------    -------        ---------
Increase (decrease) in net assets                            6,070       (3,533)   (101,978)    (3,305)        (191,498)
Net assets at beginning of period                           84,617    1,313,231   7,020,158      4,497          939,699
                                                          --------   ----------  ----------    -------        ---------
Net assets at end of period                               $ 90,687   $1,309,698  $6,918,180    $ 1,192        $ 748,201
                                                          ========   ==========  ==========    =======        =========
Beginning units                                              5,345      112,858     428,197        435          141,574
Units issued                                                   482       25,489      95,848        199           46,244
Units redeemed                                                 (25)     (22,136)    (93,635)      (515)         (29,877)
                                                          --------   ----------  ----------    -------        ---------
Ending units                                                 5,802      116,211     430,410        119          157,941
                                                          ========   ==========  ==========    =======        =========

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - CONTINUED

                                                                PIMCO VIT
                                                               Global Bond  PIMCO VIT    PIMCO VIT   PIMCO VIT
                                                                Portfolio  Real Return  Short-Term  Total Return Pioneer Fund
                                                               (Unhedged)   Portfolio    Portfolio   Portfolio   VCT Portfolio
                                                               Admin Class Admin Class  Admin Class Admin Class     Class I
                                                               ----------- -----------  ----------- ------------ -------------
For the Year Ended December 31, 2016

From operations:
   Dividends                                                    $  2,217   $   222,440  $   62,369  $   288,105   $   19,994
   Mortality and expense risk and administrative charges            (676)      (46,919)    (18,941)     (69,952)      (6,997)
                                                                --------   -----------  ----------  -----------   ----------
   Net investment income (loss)                                    1,541       175,521      43,428      218,153       12,997
   Net realized gain (loss)                                         (463)     (342,813)      2,554     (210,136)     (24,196)
   Capital gain distribution from mutual funds                        --            --      18,342           --      259,299
   Change in unrealized appreciation (depreciation) of
     investments                                                     193       621,809       8,651      288,277     (114,602)
                                                                --------   -----------  ----------  -----------   ----------
Increase (decrease) in net assets from operations                  1,271       454,517      72,975      296,294      133,498
                                                                --------   -----------  ----------  -----------   ----------
From contract transactions:
   Payments received from contract owners                         21,839       726,517     289,533      930,696       64,889
   Payments for contract benefits or terminations                   (376)     (791,808)   (347,171)    (936,159)     (78,916)
   Policy loans                                                     (178)      (22,278)    (28,376)     (59,553)     (19,858)
   Transfers between sub-accounts (including fixed account),
     net                                                              56       224,424      99,661      (25,006)     (16,500)
   Contract maintenance charges                                   38,484      (757,551)   (280,272)    (849,189)     (76,269)
                                                                --------   -----------  ----------  -----------   ----------
Increase (decrease) in net assets from contract transactions      59,825      (620,696)   (266,625)    (939,211)    (126,654)
                                                                --------   -----------  ----------  -----------   ----------
Increase (decrease) in net assets                                 61,096      (166,179)   (193,650)    (642,917)       6,844
Net assets at beginning of period                                112,453     9,823,635   4,051,596   14,091,840    1,558,132
                                                                --------   -----------  ----------  -----------   ----------
Net assets at end of period                                     $173,549   $ 9,657,456  $3,857,946  $13,448,923   $1,564,976
                                                                ========   ===========  ==========  ===========   ==========
Beginning units                                                    9,924       768,137     356,593      960,916      105,109
Units issued                                                       8,843       163,802      66,315      209,522        2,072
Units redeemed                                                    (3,043)     (195,385)    (87,118)    (252,835)     (10,606)
                                                                --------   -----------  ----------  -----------   ----------
Ending units                                                      15,724       736,554     335,790      917,603       96,575
                                                                ========   ===========  ==========  ===========   ==========
For the Year Ended December 31, 2015

From operations:
   Dividends                                                    $  2,040   $   423,198  $   41,399  $   726,044   $   17,509
   Mortality and expense risk and administrative charges            (449)      (54,568)    (22,507)     (79,602)      (7,533)
                                                                --------   -----------  ----------  -----------   ----------
   Net investment income (loss)                                    1,591       368,630      18,892      646,442        9,976
   Net realized gain (loss)                                       (2,378)     (213,199)     14,833      (56,415)      19,825
   Capital gain distribution from mutual funds                        --            --       2,151      152,420      419,653
   Change in unrealized appreciation (depreciation) of
     investments                                                  (4,111)     (476,304)     (4,818)    (747,489)    (456,698)
                                                                --------   -----------  ----------  -----------   ----------
Increase (decrease) in net assets from operations                 (4,898)     (320,873)     31,058       (5,042)      (7,244)
                                                                --------   -----------  ----------  -----------   ----------
From contract transactions:
   Payments received from contract owners                         24,905       763,455     321,869      981,929       80,840
   Payments for contract benefits or terminations                 (4,453)   (1,107,598)   (259,405)  (1,270,945)     (58,186)
   Policy loans                                                      748       (42,476)     (8,549)     (79,739)      (2,473)
   Transfers between sub-accounts (including fixed account),
     net                                                          (9,025)      (47,150)   (201,125)      86,569      (45,018)
   Contract maintenance charges                                   (4,591)     (854,412)   (277,050)    (919,258)     (84,878)
                                                                --------   -----------  ----------  -----------   ----------
Increase (decrease) in net assets from contract transactions       7,584    (1,288,181)   (424,260)  (1,201,444)    (109,715)
                                                                --------   -----------  ----------  -----------   ----------
Increase (decrease) in net assets                                  2,686    (1,609,054)   (393,202)  (1,206,486)    (116,959)
Net assets at beginning of period                                109,767    11,432,689   4,444,798   15,298,326    1,675,091
                                                                --------   -----------  ----------  -----------   ----------
Net assets at end of period                                     $112,453   $ 9,823,635  $4,051,596  $14,091,840   $1,558,132
                                                                ========   ===========  ==========  ===========   ==========
Beginning units                                                    9,366       846,961     389,111    1,018,466      112,417
Units issued                                                       2,457        93,956     134,185      187,010        2,754
Units redeemed                                                    (1,899)     (172,780)   (166,703)    (244,560)     (10,062)
                                                                --------   -----------  ----------  -----------   ----------
Ending units                                                       9,924       768,137     356,593      960,916      105,109
                                                                ========   ===========  ==========  ===========   ==========

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - CONTINUED

                                                                            Pioneer Select
                                                               Pioneer Mid     Mid Cap      Putnam VT   Putnam VT     Putnam VT
                                                                Cap Value       Growth     Diversified Growth and      Growth
                                                              VCT Portfolio VCT Portfolio  Income Fund Income Fund  Opportunities
                                                                 Class I       Class I      Class IB    Class IB    Fund Class IB
                                                              ------------- -------------- ----------- -----------  -------------
For the Year Ended December 31, 2016

From operations:
   Dividends                                                   $    7,467     $       --   $  422,183  $   189,263    $     --
   Mortality and expense risk and administrative charges           (6,028)       (11,467)     (24,835)     (47,875)        (80)
                                                               ----------     ----------   ----------  -----------    --------
   Net investment income (loss)                                     1,439        (11,467)     397,348      141,388         (80)
   Net realized gain (loss)                                        26,389         24,067     (214,621)     343,600           4
   Capital gain distribution from mutual funds                     63,354        323,866           --      334,240          --
   Change in unrealized appreciation (depreciation) of
     investments                                                   64,500       (266,031)      88,594      722,916       1,001
                                                               ----------     ----------   ----------  -----------    --------
Increase (decrease) in net assets from operations                 155,682         70,435      271,321    1,542,144         925
                                                               ----------     ----------   ----------  -----------    --------
From contract transactions:
   Payments received from contract owners                          63,127        127,455      164,389      603,487       1,031
   Payments for contract benefits or terminations                 (38,064)      (115,049)    (143,882)    (562,673)         --
   Policy loans                                                    (9,878)       (44,927)       4,683      (26,235)       (106)
   Transfers between sub-accounts (including fixed account),
     net                                                          (46,641)       (88,195)     (68,869)     (66,917)    137,809
   Contract maintenance charges                                   (38,607)      (135,427)    (339,120)    (755,477)       (624)
                                                               ----------     ----------   ----------  -----------    --------
Increase (decrease) in net assets from contract transactions      (70,063)      (256,143)    (382,799)    (807,815)    138,110
                                                               ----------     ----------   ----------  -----------    --------
Increase (decrease) in net assets                                  85,619       (185,708)    (111,478)     734,329     139,035
Net assets at beginning of period                               1,034,676      2,660,062    6,043,586   11,296,683          --
                                                               ----------     ----------   ----------  -----------    --------
Net assets at end of period                                    $1,120,295     $2,474,354   $5,932,108  $12,031,012    $139,035
                                                               ==========     ==========   ==========  ===========    ========
Beginning units                                                    67,069        138,650      353,185      714,172          --
Units issued                                                       11,085          3,479       25,828       22,763      43,750
Units redeemed                                                    (14,981)       (17,239)     (49,153)     (73,498)       (106)
                                                               ----------     ----------   ----------  -----------    --------
Ending units                                                       63,173        124,890      329,860      663,437      43,644
                                                               ==========     ==========   ==========  ===========    ========
For the Year Ended December 31, 2015

From operations:
   Dividends                                                   $    9,145     $       --   $  597,412  $   226,405    $     --
   Mortality and expense risk and administrative charges           (7,418)       (13,642)     (28,116)     (54,887)         --
                                                               ----------     ----------   ----------  -----------    --------
   Net investment income (loss)                                     1,727        (13,642)     569,296      171,518          --
   Net realized gain (loss)                                        23,688        114,503     (123,087)     630,252          --
   Capital gain distribution from mutual funds                    129,485        317,597           --           --          --
   Change in unrealized appreciation (depreciation) of
     investments                                                 (234,758)      (372,652)    (621,669)  (1,792,507)         --
                                                               ----------     ----------   ----------  -----------    --------
Increase (decrease) in net assets from operations                 (79,858)        45,806     (175,460)    (990,737)         --
                                                               ----------     ----------   ----------  -----------    --------
From contract transactions:
   Payments received from contract owners                          91,367        136,843      186,893      657,200          --
   Payments for contract benefits or terminations                 (37,309)      (184,357)    (137,733)    (553,631)         --
   Policy loans                                                       138        (62,652)     (68,335)     (20,708)         --
   Transfers between sub-accounts (including fixed account),
     net                                                         (193,866)      (111,010)      15,933      (21,603)         --
   Contract maintenance charges                                   (40,956)      (181,239)    (355,555)    (746,049)         --
                                                               ----------     ----------   ----------  -----------    --------
Increase (decrease) in net assets from contract transactions     (180,626)      (402,415)    (358,797)    (684,791)         --
                                                               ----------     ----------   ----------  -----------    --------
Increase (decrease) in net assets                                (260,484)      (356,609)    (534,257)  (1,675,528)         --
Net assets at beginning of period                               1,295,160      3,016,671    6,577,843   12,972,211          --
                                                               ----------     ----------   ----------  -----------    --------
Net assets at end of period                                    $1,034,676     $2,660,062   $6,043,586  $11,296,683    $     --
                                                               ==========     ==========   ==========  ===========    ========
Beginning units                                                    78,736        159,076      373,499      753,606          --
Units issued                                                       11,323          5,149       28,066       62,984          --
Units redeemed                                                    (22,990)       (25,575)     (48,380)    (102,418)         --
                                                               ----------     ----------   ----------  -----------    --------
Ending units                                                       67,069        138,650      353,185      714,172          --
                                                               ==========     ==========   ==========  ===========    ========

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - CONTINUED

                                                                     Putnam VT    Putnam VT  Putnam VT               SST Mid Cap
                                                                   International  Multi-Cap  Small Cap   Putnam VT      Value
                                                                    Value Fund   Growth Fund Value Fund Voyager Fund  Portfolio
                                                                     Class IB     Class IB    Class IB    Class IB     Class 3
                                                                   ------------- ----------- ---------- ------------ -----------
For the Year Ended December 31, 2016

From operations:
   Dividends                                                        $   96,167     $   276    $  2,587   $   1,755    $  1,068
   Mortality and expense risk and administrative charges               (20,841)       (181)       (933)       (640)       (259)
                                                                    ----------     -------    --------   ---------    --------
   Net investment income (loss)                                         75,326          95       1,654       1,115         809
   Net realized gain (loss)                                             29,415       2,228      (3,604)    (18,737)     (1,057)
   Capital gain distribution from mutual funds                              --       3,829      22,093       6,294       2,471
   Change in unrealized appreciation (depreciation) of
     investments                                                       (93,857)     (3,755)     30,494      11,496       1,543
                                                                    ----------     -------    --------   ---------    --------
Increase (decrease) in net assets from operations                       10,884       2,397      50,637         168       3,766
                                                                    ----------     -------    --------   ---------    --------
From contract transactions:
   Payments received from contract owners                              384,210         600       8,361       5,506       1,356
   Payments for contract benefits or terminations                     (243,714)     (6,795)    (15,848)     (6,822)         --
   Policy loans                                                        (44,702)        (36)        112         170          --
   Transfers between sub-accounts (including fixed account), net      (170,679)       (245)    (19,958)   (168,116)         --
   Contract maintenance charges                                       (352,510)       (792)     (7,424)    (11,577)    119,500
                                                                    ----------     -------    --------   ---------    --------
Increase (decrease) in net assets from contract transactions          (427,395)     (7,268)    (34,757)   (180,839)    120,856
                                                                    ----------     -------    --------   ---------    --------
Increase (decrease) in net assets                                     (416,511)     (4,871)     15,880    (180,671)    124,622
Net assets at beginning of period                                    4,218,894      40,437     214,083     180,671       9,593
                                                                    ----------     -------    --------   ---------    --------
Net assets at end of period                                         $3,802,383     $35,566    $229,963   $      --    $134,215
                                                                    ==========     =======    ========   =========    ========
Beginning units                                                        454,450       2,141      13,733      10,278         973
Units issued                                                            85,868          42         457         764      11,847
Units redeemed                                                        (118,233)       (427)     (2,610)    (11,042)       (876)
                                                                    ----------     -------    --------   ---------    --------
Ending units                                                           422,085       1,756      11,580          --      11,944
                                                                    ==========     =======    ========   =========    ========
For the Year Ended December 31, 2015

From operations:
   Dividends                                                        $   60,530     $   214    $  1,893   $   2,181    $     29
   Mortality and expense risk and administrative charges               (25,674)       (216)     (1,020)       (987)        (12)
                                                                    ----------     -------    --------   ---------    --------
   Net investment income (loss)                                         34,856          (2)        873       1,194          17
   Net realized gain (loss)                                            127,778       1,225       1,514       3,675         (50)
   Capital gain distribution from mutual funds                              --         511      25,171      29,813       1,580
   Change in unrealized appreciation (depreciation) of
     investments                                                      (263,961)     (2,127)    (38,120)    (47,480)     (1,938)
                                                                    ----------     -------    --------   ---------    --------
Increase (decrease) in net assets from operations                     (101,327)       (393)    (10,562)    (12,798)       (391)
                                                                    ----------     -------    --------   ---------    --------
From contract transactions:
   Payments received from contract owners                              459,142         600       9,410       2,787         852
   Payments for contract benefits or terminations                     (349,929)         --      (2,708)     (9,297)         --
   Policy loans                                                        (17,164)        (34)         19         (67)         --
   Transfers between sub-accounts (including fixed account), net       (36,257)     (2,152)     (1,798)      5,836         144
   Contract maintenance charges                                       (344,770)     (1,175)     (8,164)     (7,423)      8,988
                                                                    ----------     -------    --------   ---------    --------
Increase (decrease) in net assets from contract transactions          (288,978)     (2,761)     (3,241)     (8,164)      9,984
                                                                    ----------     -------    --------   ---------    --------
Increase (decrease) in net assets                                     (390,305)     (3,154)    (13,803)    (20,962)      9,593
Net assets at beginning of period                                    4,609,199      43,591     227,886     201,633          --
                                                                    ----------     -------    --------   ---------    --------
Net assets at end of period                                         $4,218,894     $40,437    $214,083   $ 180,671    $  9,593
                                                                    ==========     =======    ========   =========    ========
Beginning units                                                        472,647       2,290      13,863      10,716          --
Units issued                                                            74,021          30         491         104       1,035
Units redeemed                                                         (92,218)       (179)       (621)       (542)        (62)
                                                                    ----------     -------    --------   ---------    --------
Ending units                                                           454,450       2,141      13,733      10,278         973
                                                                    ==========     =======    ========   =========    ========

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - CONTINUED

                                                                  SAST
                                                               Aggressive     SAST     Alger Capital Alger Mid Cap
                                                                 Growth     Balanced   Appreciation     Growth     UIF Growth
                                                               Portfolio    Portfolio    Portfolio     Portfolio   Portfolio
                                                                Class 1      Class 1      Class 2       Class 2     Class I
                                                               ----------  ----------  ------------- ------------- ----------
For the Year Ended December 31, 2016

From operations:
   Dividends                                                   $       --  $   39,534   $   11,805    $       --   $       --
   Mortality and expense risk and administrative charges           (6,991)    (11,514)     (30,688)      (12,742)     (12,936)
                                                               ----------  ----------   ----------    ----------   ----------
   Net investment income (loss)                                    (6,991)     28,020      (18,883)      (12,742)     (12,936)
   Net realized gain (loss)                                        28,568      25,352       36,108        99,769      133,784
   Capital gain distribution from mutual funds                         --     104,062       48,935            --      446,539
   Change in unrealized appreciation (depreciation) of
     investments                                                   59,763      (5,313)     (72,951)      (83,595)    (634,107)
                                                               ----------  ----------   ----------    ----------   ----------
Increase (decrease) in net assets from operations                  81,340     152,121       (6,791)        3,432      (66,720)
                                                               ----------  ----------   ----------    ----------   ----------
From contract transactions:
   Payments received from contract owners                          92,342     127,163      298,755       182,661      186,463
   Payments for contract benefits or terminations                 (60,321)    (80,519)    (219,137)      (94,238)    (247,516)
   Policy loans                                                   (10,012)    (15,025)     (18,396)      (70,947)      (1,760)
   Transfers between sub-accounts (including fixed account),
     net                                                          (14,696)    133,509     (191,757)       (5,655)    (274,385)
   Contract maintenance charges                                   (59,178)     64,621      (96,781)     (136,489)    (194,751)
                                                               ----------  ----------   ----------    ----------   ----------
Increase (decrease) in net assets from contract transactions      (51,865)    229,749     (227,316)     (124,668)    (531,949)
                                                               ----------  ----------   ----------    ----------   ----------
Increase (decrease) in net assets                                  29,475     381,870     (234,107)     (121,236)    (598,669)
Net assets at beginning of period                               1,276,068   2,184,924    6,405,391     2,669,937    3,154,713
                                                               ----------  ----------   ----------    ----------   ----------
Net assets at end of period                                    $1,305,543  $2,566,794   $6,171,284    $2,548,701   $2,556,044
                                                               ==========  ==========   ==========    ==========   ==========
Beginning units                                                    95,675     137,230      306,548       182,860      154,144
Units issued                                                       13,244      40,807       56,280        31,659        7,150
Units redeemed                                                    (17,170)    (20,219)     (54,513)      (37,112)     (33,544)
                                                               ----------  ----------   ----------    ----------   ----------
Ending units                                                       91,749     157,818      308,315       177,407      127,750
                                                               ==========  ==========   ==========    ==========   ==========
For the Year Ended December 31, 2015

From operations:
   Dividends                                                   $       --  $   38,471   $    5,332    $       --   $       --
   Mortality and expense risk and administrative charges           (7,641)    (10,703)     (33,272)      (15,746)     (15,121)
                                                               ----------  ----------   ----------    ----------   ----------
   Net investment income (loss)                                    (7,641)     27,768      (27,940)      (15,746)     (15,121)
   Net realized gain (loss)                                        86,868      69,920      213,774       265,760      113,310
   Capital gain distribution from mutual funds                         --     163,563      706,890            --      427,366
   Change in unrealized appreciation (depreciation) of
     investments                                                 (104,850)   (276,870)    (569,362)     (292,124)    (180,092)
                                                               ----------  ----------   ----------    ----------   ----------
Increase (decrease) in net assets from operations                 (25,623)    (15,619)     323,362       (42,110)     345,463
                                                               ----------  ----------   ----------    ----------   ----------
From contract transactions:
   Payments received from contract owners                          95,905     136,986      332,601       219,415      193,599
   Payments for contract benefits or terminations                 (72,161)    (71,658)    (348,250)     (198,982)    (173,380)
   Policy loans                                                   (16,874)    (66,454)     (15,122)       (3,552)     (32,356)
   Transfers between sub-accounts (including fixed account),
     net                                                           64,483     194,765      460,038      (138,746)      (5,375)
   Contract maintenance charges                                   (66,017)    (66,164)    (107,141)     (124,119)    (197,681)
                                                               ----------  ----------   ----------    ----------   ----------
Increase (decrease) in net assets from contract transactions        5,336     127,475      322,126      (245,984)    (215,193)
                                                               ----------  ----------   ----------    ----------   ----------
Increase (decrease) in net assets                                 (20,287)    111,856      645,488      (288,094)     130,270
Net assets at beginning of period                               1,296,355   2,073,068    5,759,903     2,958,031    3,024,443
                                                               ----------  ----------   ----------    ----------   ----------
Net assets at end of period                                    $1,276,068  $2,184,924   $6,405,391    $2,669,937   $3,154,713
                                                               ==========  ==========   ==========    ==========   ==========
Beginning units                                                    93,919     127,688      274,166       192,686      164,298
Units issued                                                       20,198      29,486       74,032        36,686        9,556
Units redeemed                                                    (18,442)    (19,944)     (41,650)      (46,512)     (19,710)
                                                               ----------  ----------   ----------    ----------   ----------
Ending units                                                       95,675     137,230      306,548       182,860      154,144
                                                               ==========  ==========   ==========    ==========   ==========

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - CONTINUED

                                                                 VALIC       VALIC                    VALIC         VALIC
                                                               Company I   Company I     VALIC      Company I     Company I
                                                                Dynamic    Emerging    Company I    Government  International
                                                               Allocation  Economies Foreign Value Money Market   Equities
                                                                  Fund       Fund        Fund         I Fund     Index Fund
                                                               ----------  --------- ------------- ------------ -------------
For the Year Ended December 31, 2016

From operations:
   Dividends                                                   $    8,965   $   513     $   671    $     1,145   $   68,480
   Mortality and expense risk and administrative charges           (5,525)     (181)       (236)       (56,898)     (11,558)
                                                               ----------   -------     -------    -----------   ----------
   Net investment income (loss)                                     3,440       332         435        (55,753)      56,922
   Net realized gain (loss)                                       (10,222)      659        (161)            --          890
   Capital gain distribution from mutual funds                     17,779        --          --             --           --
   Change in unrealized appreciation (depreciation) of
     investments                                                   28,634     1,797       3,784             --      (46,793)
                                                               ----------   -------     -------    -----------   ----------
Increase (decrease) in net assets from operations                  39,631     2,788       4,058        (55,753)      11,019
                                                               ----------   -------     -------    -----------   ----------
From contract transactions:
   Payments received from contract owners                          19,107     3,155       2,486      1,240,740      191,361
   Payments for contract benefits or terminations                      --        --          --     (1,599,103)    (106,283)
   Policy loans                                                        --        --          --        (66,639)      (6,198)
   Transfers between sub-accounts (including fixed account),
     net                                                           19,122        --          (3)       870,552     (242,307)
   Contract maintenance charges                                   699,528    35,026      10,320       (922,036)    (128,562)
                                                               ----------   -------     -------    -----------   ----------
Increase (decrease) in net assets from contract transactions      737,757    38,181      12,803       (476,486)    (291,989)
                                                               ----------   -------     -------    -----------   ----------
Increase (decrease) in net assets                                 777,388    40,969      16,861       (532,239)    (280,970)
Net assets at beginning of period                                 426,336     9,783      25,424     11,540,062    2,498,488
                                                               ----------   -------     -------    -----------   ----------
Net assets at end of period                                    $1,203,724   $50,752     $42,285    $11,007,823   $2,217,518
                                                               ==========   =======     =======    ===========   ==========
Beginning units                                                    44,433     1,266       3,100      1,157,120      261,372
Units issued                                                       92,068     6,314       2,121        333,638       49,652
Units redeemed                                                    (15,841)   (1,529)       (587)      (376,884)     (80,701)
                                                               ----------   -------     -------    -----------   ----------
Ending units                                                      120,660     6,051       4,634      1,113,874      230,323
                                                               ==========   =======     =======    ===========   ==========
For the Year Ended December 31, 2015

From operations:
   Dividends                                                   $       --   $   131     $    66    $     1,173   $   91,985
   Mortality and expense risk and administrative charges             (890)      (33)        (74)       (60,800)     (13,532)
                                                               ----------   -------     -------    -----------   ----------
   Net investment income (loss)                                      (890)       98          (8)       (59,627)      78,453
   Net realized gain (loss)                                        (2,038)     (206)     (1,024)            --       70,326
   Change in unrealized appreciation (depreciation) of
     investments                                                  (10,102)   (1,473)     (1,020)            --     (190,795)
                                                               ----------   -------     -------    -----------   ----------
Increase (decrease) in net assets from operations                 (13,030)   (1,581)     (2,052)       (59,627)     (42,016)
                                                               ----------   -------     -------    -----------   ----------
From contract transactions:
   Payments received from contract owners                          14,320     3,320       2,433      1,509,664      188,014
   Payments for contract benefits or terminations                      --        --          --     (1,769,565)    (190,904)
   Policy loans                                                        --        --          --        (45,217)    (123,350)
   Transfers between sub-accounts (including fixed account),
     net                                                            4,245     1,067       1,372      1,803,403      315,827
   Contract maintenance charges                                   402,046       768      22,302     (1,312,113)    (132,582)
                                                               ----------   -------     -------    -----------   ----------
Increase (decrease) in net assets from contract transactions      420,611     5,155      26,107        186,172       57,005
                                                               ----------   -------     -------    -----------   ----------
Increase (decrease) in net assets                                 407,581     3,574      24,055        126,545       14,989
Net assets at beginning of period                                  18,755     6,209       1,369     11,413,517    2,483,499
                                                               ----------   -------     -------    -----------   ----------
Net assets at end of period                                    $  426,336   $ 9,783     $25,424    $11,540,062   $2,498,488
                                                               ==========   =======     =======    ===========   ==========
Beginning units                                                     1,709       676         134      1,134,201      247,583
Units issued                                                       48,022       835       3,969        401,203       80,903
Units redeemed                                                     (5,298)     (245)     (1,003)      (378,284)     (67,114)
                                                               ----------   -------     -------    -----------   ----------
Ending units                                                       44,433     1,266       3,100      1,157,120      261,372
                                                               ==========   =======     =======    ===========   ==========

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - CONTINUED


                                                                                          VALIC
                                                                  VALIC       VALIC     Company I      VALIC        VALIC
                                                                Company I   Company I   Science &    Company I    Company I
                                                              Mid Cap Index Nasdaq-100  Technology   Small Cap   Stock Index
                                                                  Fund      Index Fund     Fund      Index Fund     Fund
                                                              ------------- ----------  ----------  -----------  -----------
For the Year Ended December 31, 2016

From operations:
   Dividends                                                   $   172,426  $   41,978  $       --  $    78,915  $   484,687
   Mortality and expense risk and administrative charges           (66,846)    (29,462)    (11,574)     (32,853)     (93,173)
                                                               -----------  ----------  ----------  -----------  -----------
   Net investment income (loss)                                    105,580      12,516     (11,574)      46,062      391,514
   Net realized gain (loss)                                        425,169     520,027      99,034      160,841    1,129,611
   Capital gain distribution from mutual funds                   1,315,682     258,005     439,739      452,276    1,417,523
   Change in unrealized appreciation (depreciation) of
     investments                                                   703,886    (437,618)   (380,303)     587,224     (962,856)
                                                               -----------  ----------  ----------  -----------  -----------
Increase (decrease) in net assets from operations                2,550,317     352,930     146,896    1,246,403    1,975,792
                                                               -----------  ----------  ----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                          619,748     273,546     109,424      370,654    1,031,734
   Payments for contract benefits or terminations               (1,056,233)   (554,330)   (214,862)    (290,898)  (1,898,240)
   Policy loans                                                    (26,519)     (5,791)    (12,234)     (10,754)     (36,069)
   Transfers between sub-accounts (including fixed
     account), net                                                (462,983)   (368,234)   (155,415)      30,363     (163,015)
   Contract maintenance charges                                   (199,778)   (250,150)    (23,900)    (133,030)  (1,057,772)
                                                               -----------  ----------  ----------  -----------  -----------
Increase (decrease) in net assets from contract transactions    (1,125,765)   (904,959)   (296,987)     (33,665)  (2,123,362)
                                                               -----------  ----------  ----------  -----------  -----------
Increase (decrease) in net assets                                1,424,552    (552,029)   (150,091)   1,212,738     (147,570)
Net assets at beginning of period                               13,632,876   6,538,380   2,513,308    6,123,899   19,822,358
                                                               -----------  ----------  ----------  -----------  -----------
Net assets at end of period                                    $15,057,428  $5,986,351  $2,363,217  $ 7,336,637  $19,674,788
                                                               -----------  ----------  ----------  -----------  -----------
Beginning units                                                    767,547     278,122     122,249      356,597    1,174,358
Units issued                                                        86,848      21,979      19,399       74,185      170,906
Units redeemed                                                    (131,168)    (59,573)    (31,393)     (67,985)    (280,385)
                                                               -----------  ----------  ----------  -----------  -----------
Ending units                                                       723,227     240,528     110,255      362,797    1,064,879
                                                               ===========  ==========  ==========  ===========  ===========
For the Year Ended December 31, 2015

From operations:
   Dividends                                                   $   151,750  $   52,316  $       --  $    72,791  $   343,964
   Mortality and expense risk and administrative charges           (74,124)    (30,526)    (11,389)     (37,136)    (101,176)
                                                               -----------  ----------  ----------  -----------  -----------
   Net investment income (loss)                                     77,626      21,790     (11,389)      35,655      242,788
   Net realized gain (loss)                                        677,701     419,419     102,022      554,269    1,264,423
   Capital gain distribution from mutual funds                     827,282      62,890     214,134      375,000      773,902
   Change in unrealized appreciation (depreciation) of
     investments                                                (1,981,087)      5,773    (155,025)  (1,292,276)  (2,150,327)
                                                               -----------  ----------  ----------  -----------  -----------
Increase (decrease) in net assets from operations                 (398,478)    509,872     149,742     (327,352)     130,786
                                                               -----------  ----------  ----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                          680,648     301,333     123,362      393,769    1,073,031
   Payments for contract benefits or terminations                 (752,914)   (193,161)   (160,239)    (286,249)  (1,486,917)
   Policy loans                                                   (115,763)   (134,266)     (7,341)    (161,608)    (257,554)
   Transfers between sub-accounts (including fixed
     account), net                                                (586,346)    591,417     363,066   (1,401,617)    (194,368)
   Contract maintenance charges                                   (658,248)   (215,091)    (72,339)    (293,687)  (1,178,123)
                                                               -----------  ----------  ----------  -----------  -----------
Increase (decrease) in net assets from contract transactions    (1,432,623)    350,232     246,509   (1,749,392)  (2,043,931)
                                                               -----------  ----------  ----------  -----------  -----------
Increase (decrease) in net assets                               (1,831,101)    860,104     396,251   (2,076,744)  (1,913,145)
Net assets at beginning of period                               15,463,977   5,678,276   2,117,057    8,200,643   21,735,503
                                                               -----------  ----------  ----------  -----------  -----------
Net assets at end of period                                    $13,632,876  $6,538,380  $2,513,308  $ 6,123,899  $19,822,358
                                                               -----------  ----------  ----------  -----------  -----------
Beginning units                                                    832,872     264,337     111,094      451,716    1,288,580
Units issued                                                        57,046      62,970      30,158       40,106      122,416
Units redeemed                                                    (122,371)    (49,185)    (19,003)    (135,225)    (236,638)
                                                               -----------  ----------  ----------  -----------  -----------
Ending units                                                       767,547     278,122     122,249      356,597    1,174,358
                                                               ===========  ==========  ==========  ===========  ===========

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - CONTINUED


                                                                                 VALIC
                                                                     VALIC    Company II    VALIC
                                                                   Company II  Socially   Company II  Vanguard VIF  Vanguard VIF
                                                                    Mid Cap   Responsible Strategic    High Yield    REIT Index
                                                                   Value Fund    Fund     Bond Fund  Bond Portfolio  Portfolio
                                                                   ---------- ----------- ---------- -------------- ------------
For the Year Ended December 31, 2016

From operations:
   Dividends                                                        $    52     $   347    $  4,603   $   354,675   $   377,322
   Mortality and expense risk and administrative charges               (149)       (173)       (624)      (35,573)      (70,513)
                                                                    -------     -------    --------   -----------   -----------
   Net investment income (loss)                                         (97)        174       3,979       319,102       306,809
   Net realized gain (loss)                                            (493)        (81)       (132)      (28,669)      557,505
   Capital gain distribution from mutual funds                        2,680       1,521         361            --     1,001,160
   Change in unrealized appreciation (depreciation) of
     investments                                                      1,379       1,660       4,377       376,919      (803,828)
                                                                    -------     -------    --------   -----------   -----------
Increase (decrease) in net assets from operations                     3,469       3,274       8,585       667,352     1,061,646
                                                                    -------     -------    --------   -----------   -----------
From contract transactions:
   Payments received from contract owners                             3,052       6,610      12,427       493,735       807,217
   Payments for contract benefits or terminations                        --          --          --      (358,533)   (1,142,053)
   Policy loans                                                          --          --      (1,579)      (24,909)     (159,562)
   Transfers between sub-accounts (including fixed account), net       (178)       (395)       (115)      107,975      (263,654)
   Contract maintenance charges                                      11,446       6,368      18,791      (502,200)     (721,122)
                                                                    -------     -------    --------   -----------   -----------
Increase (decrease) in net assets from contract transactions         14,320      12,583      29,524      (283,932)   (1,479,174)
                                                                    -------     -------    --------   -----------   -----------
Increase (decrease) in net assets                                    17,789      15,857      38,109       383,420      (417,528)
Net assets at beginning of period                                    15,590      15,000     101,212     6,281,947    14,170,899
                                                                    -------     -------    --------   -----------   -----------
Net assets at end of period                                         $33,379     $30,857    $139,321   $ 6,665,367   $13,753,371
                                                                    -------     -------    --------   -----------   -----------
Beginning units                                                       1,425       1,167      10,346       377,721       814,685
Units issued                                                          1,647       1,385       4,128        64,825       119,716
Units redeemed                                                         (265)       (197)     (1,172)      (76,379)     (182,043)
                                                                    -------     -------    --------   -----------   -----------
Ending units                                                          2,807       2,355      13,302       366,167       752,358
                                                                    =======     =======    ========   ===========   ===========
For the Year Ended December 31, 2015

From operations:
   Dividends                                                        $    16     $   134    $  2,557   $   387,254   $   263,010
   Mortality and expense risk and administrative charges                (56)        (84)       (248)      (39,927)      (76,921)
                                                                    -------     -------    --------   -----------   -----------
   Net investment income (loss)                                         (40)         50       2,309       347,327       186,089
   Net realized gain (loss)                                            (116)         71        (962)       37,104       637,930
   Capital gain distribution from mutual funds                          766          --         649        11,901       497,727
   Change in unrealized appreciation (depreciation) of
     investments                                                     (1,234)       (249)     (4,218)     (508,751)   (1,107,029)
                                                                    -------     -------    --------   -----------   -----------
Increase (decrease) in net assets from operations                      (624)       (128)     (2,222)     (112,419)      214,717
                                                                    -------     -------    --------   -----------   -----------
From contract transactions:
   Payments received from contract owners                             2,767       5,657      12,870       495,432       940,459
   Payments for contract benefits or terminations                        --          --          --      (997,372)   (1,144,051)
   Policy loans                                                          --          --         589       (64,384)     (110,652)
   Transfers between sub-accounts (including fixed account), net      5,297      (2,821)      5,364      (334,550)       47,646
   Contract maintenance charges                                       5,923      (1,866)     34,388      (425,689)     (669,485)
                                                                    -------     -------    --------   -----------   -----------
Increase (decrease) in net assets from contract transactions         13,987         970      53,211    (1,326,563)     (936,083)
                                                                    -------     -------    --------   -----------   -----------
Increase (decrease) in net assets                                    13,363         842      50,989    (1,438,982)     (721,366)
Net assets at beginning of period                                     2,227      14,158      50,223     7,720,929    14,892,265
                                                                    -------     -------    --------   -----------   -----------
Net assets at end of period                                         $15,590     $15,000    $101,212   $ 6,281,947   $14,170,899
                                                                    -------     -------    --------   -----------   -----------
Beginning units                                                         180       1,076       4,924       444,782       833,523
Units issued                                                          1,452       1,316       7,178        59,125       133,635
Units redeemed                                                         (207)     (1,225)     (1,756)     (126,186)     (152,473)
                                                                    -------     -------    --------   -----------   -----------
Ending units                                                          1,425       1,167      10,346       377,721       814,685
                                                                    =======     =======    ========   ===========   ===========

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

1. Organization

Separate Account VL-R (the Separate Account) is a segregated investment account established by American General Life Insurance Company (the Company) to receive and invest premium payments from variable universal life insurance policies issued by the Company. The Company is a wholly owned subsidiary of AGC Life Insurance Company, an indirect, wholly owned subsidiary of American International Group, Inc. (AIG).

The Separate Account includes the following products:

AG Corporate Investor/(b)/              Platinum Investor II/(b)/
AG Income Advantage VUL/(b)/            Platinum Investor III/(b)/
AG Legacy Plus/(b)/                     Platinum Investor IV/(b)/
AG Platinum Choice VUL/(a)/             Platinum Investor PLUS/(b)/
Corporate America/(b)/                  Platinum Investor Survivor/(b)/
Corporate Investor Select/(b)/          Platinum Investor Survivor II/(b)/
Income Advantage Select/(b)/            Platinum Investor VIP/(b)/
Platinum Investor Flex Director/(b)/    Protection Advantage Select/(b)/
Platinum Investor I/(b)/                Survivor Advantage/(b)/

(a)On November 6, 2014 this product was introduced and is currently offered for sale.
(b)These products are no longer available for sale.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as open-ended management investment companies. The names in bold in the table below are the diversified, open-ended investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

For each sub-account, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2016 and related statements of operations and changes in net assets for each of the years in the period then ended, all periods to reflect a full twelve month period, except as noted below.

American Century Variable Portfolios, Inc. (American Century VP)

American Century VP Value Fund Class I

American Fund Insurance Series (American Funds)
American Funds Asset Allocation Fund   American Funds Growth-Income Fund Class
Class 2/(a)/                           2/(a)/
American Funds Global Growth Fund      American Funds High Income Bond Fund
Class 2/(a)/                           Class 2/(a)/

American Funds Growth Fund Class       American Funds International Fund Class
2/(a)/                                 2/(a)/

Anchor Series Trust (AST)/(b)/
AST Capital Appreciation Portfolio     AST Government and Quality Bond
Class 3/(a)/                           Portfolio Class 3/(a)/

Dreyfus Investment Portfolios (Dreyfus IP)
Dreyfus IP MidCap Stock Portfolio
Initial Shares

Dreyfus Variable Investment Fund (Dreyfus VIF)
Dreyfus VIF International Value        Dreyfus VIF Quality Bond Portfolio
Portfolio Initial Shares               Initial Shares
Dreyfus VIF Opportunistic Small Cap
Portfolio Initial Shares

Fidelity Variable Insurance Products (Fidelity VIP)
Fidelity VIP Asset Manager Portfolio   Fidelity VIP Freedom 2030 Portfolio
Service Class 2                        Service Class 2
Fidelity VIP Contrafund Portfolio      Fidelity VIP Government Money Market
Service Class 2                        Portfolio Service Class 2/(a)(d)/
Fidelity VIP Equity-Income Portfolio   Fidelity VIP Growth Portfolio Service
Service Class 2                        Class 2
Fidelity VIP Freedom 2020 Portfolio    Fidelity VIP Mid Cap Portfolio Service
Service Class 2                        Class 2
Fidelity VIP Freedom 2025 Portfolio
Service Class 2

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. Organization - Continued


 Franklin Templeton Variable Insurance Products Trust (FTVIP)
 FTVIP Franklin Mutual Shares VIP Fund  FTVIP Franklin U.S. Government
 Class 2                                Securities VIP Fund Class 2
 FTVIP Franklin Small Cap Value VIP     FTVIP Templeton Foreign Securities
 Fund Class 2                           Fund Class 2
 FTVIP Franklin Small-Mid Cap Growth
 Securities Fund Class 2/(h)/

 Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT)
 Goldman Sachs VIT Strategic Growth
 Fund Institutional Shares

 Invesco Variable Insurance Funds (Invesco V.I.)
 Invesco V.I. American Franchise Fund   Invesco V.I. Growth and Income Fund
 Series I                               Series I
 Invesco V.I. Core Equity Fund Series I Invesco V.I. High Yield Fund Series I
 Invesco V.I. Global Real Estate Fund   Invesco V.I. International Growth
 Series I                               Fund Series I
 Invesco V.I. Government Securities
 Fund Series I

 Janus Aspen Series (Janus Aspen)
 Janus Aspen Enterprise Portfolio       Janus Aspen Global Research Portfolio
 Service Shares                         Service Shares
 Janus Aspen Forty Portfolio Service    Janus Aspen Overseas Portfolio
 Shares                                 Service Shares

 JP Morgan Insurance Trust
 JP Morgan Insurance Trust Core Bond    JP Morgan Insurance Trust Small Cap
 Portfolio Class 1                      Core Portfolio Class 1
 JP Morgan Insurance Trust Mid Cap
 Value Portfolio Class 1

 MFS Variable Insurance Trust (MFS VIT)
 MFS VIT Growth Series Initial Class    MFS VIT Research Series Initial Class
 MFS VIT II Core Equity Portfolio       MFS VIT Total Return Series Initial
 Initial Class/(e)/                     Class
 MFS VIT New Discovery Series Initial
 Class

 Neuberger Berman Advisers Management Trust (Neuberger Berman AMT)
 Neuberger Berman AMT Large Cap Value   Neuberger Berman AMT Socially
 Portfolio Class I                      Responsive Portfolio Class I
 Neuberger Berman AMT Mid-Cap Growth
 Portfolio Class I

 Oppenheimer Variable Account Funds (Oppenheimer)
 Oppenheimer Conservative Balanced
 Fund/VA Non Service Shares
 Oppenheimer Global Strategic Income
 Fund/VA Non Service Shares
 Oppenheimer Global Fund/VA Non
 Service Shares

 PIMCO Variable Insurance Trust (PIMCO VIT)
 PIMCO VIT CommodityRealReturn          PIMCO VIT Short-Term Portfolio Admin
 Strategy Portfolio Admin Class         Class
 PIMCO VIT Global Bond Portfolio        PIMCO VIT Total Return Portfolio
 (Unhedged) Admin Class                 Admin Class
 PIMCO VIT Real Return Portfolio Admin
 Class

 Pioneer Variable Contracts Trust (Pioneer)
 Pioneer Fund VCT Portfolio Class I     Pioneer Select Mid Cap Growth VCT
                                        Portfolio Class I
 Pioneer Mid Cap Value VCT Portfolio
 Class I

 Putnam Variable Trust (Putnam VT)
 Putnam VT Diversified Income Fund      Putnam VT Multi-Cap Growth Fund Class
 Class IB                               IB
 Putnam VT Growth and Income Fund       Putnam VT Small Cap Value Fund Class
 Class IB                               IB
 Putnam VT Growth Opportunities Fund
 Class IB/(f)/
 Putnam VT International Value Fund
 Class IB

 Seasons Series Trust (SST)/(b)/
 SST Mid Cap Value Portfolio Class
 3/(a)/

 SunAmerica Series Trust (SAST)/(b)/
 SAST Aggressive Growth Portfolio
 Class 1                                SAST Balanced Portfolio Class 1

 The Alger Portfolios (Alger)
 Alger Capital Appreciation Portfolio
 Class 2                                Alger Mid Cap Growth Portfolio Class 2

 The Universal Institutional Funds, Inc. (UIF)
 UIF Growth Portfolio Class I

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. Organization - Continued



 VALIC Company I/(c)/
 VALIC Company I Dynamic Allocation
 Fund/(a)/                              VALIC Company I Mid Cap Index Fund
 VALIC Company I Emerging Economies
 Fund/(a)/                              VALIC Company I Nasdaq-100 Index Fund
 VALIC Company I Foreign Value          VALIC Company I Science & Technology
 Fund/(a)/                              Fund
 VALIC Company I Government Money
 Market I Fund/(g)/                     VALIC Company I Small Cap Index Fund
 VALIC Company I International
 Equities Index Fund                    VALIC Company I Stock Index Fund

 VALIC Company II/(c)/
 VALIC Company II Mid Cap Value         VALIC Company II Strategic Bond
 Fund/(a)/                              Fund/(a)/
 VALIC Company II Socially Responsible
 Fund/(a)/

 Vanguard Variable Insurance Fund (Vanguard VIF)
 Vanguard VIF High Yield Bond Portfolio Vanguard VIF REIT Index Portfolio

(a)Fund commenced operations on May 1, 2013.
(b)These are affiliated investment companies. SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to Anchor Series Trust, Seasons Series Trust, and SunAmerica Series Trust.
(c)VALIC Company I and II are affiliated investment companies. The Variable Annuity Life Insurance Company (VALIC), an affiliate of the Company, serves as the investment advisor to the VALIC Company I and II series. VALIC Retirement Services Company, a direct, wholly owned subsidiary of VALIC, serves as the transfer agent and accounting services agent to the VALIC Company I and II series. SunAmerica Asset Management LLC (SAAMCO), an affiliate of the Company, serves as investment sub-advisor to certain underlying mutual funds of the VALIC Company I and II series.
(d)Formerly Fidelity VIP Money Market Portfolio.
(e)The MFS Core Equity Series, in operation for the period January 1, 2015 to March 27, 2015, merged into the MFS VIT II Core Equity Portfolio, in operation for the period March 27, 2015 to December 31, 2016.
(f)The Putnam VT Voyager Fund, in operation for the period January 1, 2015 to November 18, 2016, merged into the Putnam VT Growth Opportunities Fund, in operation for the period November 18, 2016 to December 31, 2016.
(g)Formerly VALIC Company I Money Market I Fund.
(h)Formerly Franklin Small-Mid Cap Growth Securities Fund.

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of the Company's general account. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of the Separate Account are segregated from the Company's assets. The operations of the Separate Account are part the Company. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

2. Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States
(GAAP). The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. Summary of Significant Accounting Policy - Continued

Policy Loans: When a policy loan is made, the loan amount is transferred to the Company from the contract owner's selected investment, and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the contract owner's selected investment, after they are first used to repay all loans taken from the declared fixed interest account option.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner's interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Internal Rollovers: A contract owner with an eligible Company life insurance policy may elect to replace their existing policy with another insurance policy offered by the Company. Internal rollovers are included payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets under contract transactions.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. The Company will periodically review changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

3. Fair Value Measurements

Assets recorded at fair value in the Separate Account's Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of valuation inputs:

.. Level 1-- Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

.. Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other that quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

.. Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2016 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year as such there were no transfers between fair value hierarchy levels had occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2016, and respective hierarchy levels.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. Expenses

Expense charges are applied against the current value of the Separate Account and are paid as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges and administrative charges are calculated daily, at an annual rate, on the actual prior day's net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to the Company. The mortality risk charge represents compensation to the Company for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to the Company for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The administrative charge reimburses the Company for any administrative expenses incurred under the contract. This includes the expenses for administration and marketing. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

The exact rate depends on the particular product issued. Expense charges for each product are as follows:

                                                                             First          Second
                                                                          Reduction in   Reduction in
                                                                         Mortality and  Mortality and
                                                                          Expense Risk   Expense Risk
                                              Mortality and Expense Risk      and            and
                                               Maximum Annual Rate and   Administrative Administrative
                                                Administrative Charges      Charges        Charges
Products                                         Maximum Annual Rate       Rate/(a)/      Rate/(b)/
--------                                      -------------------------- -------------- --------------
AG Corporate Investor                         0.65%                      0.25%          0.25%
AG Income Advantage VUL                       0.70%                      0.35%          0.15%
AG Legacy Plus                                0.90%                      0.25%          0.25%
AG Platinum Choice VUL                        0.70%                      0.35%          0.20%
Corporate America                             0.35%                      0.10%          0.10%
Corporate America (reduced surrender charge)  0.65%                      0.25%          0.25%
Corporate Investor Select                     0.65%                      0.25%          0.25%
Income Advantage Select                       0.70%                      0.35%          0.20%
Platinum Investor FlexDirector                0.70%                      0.25%          0.35%
Platinum Investor I                           0.75%                      0.25%          0.25%
Platinum Investor II                          0.75%                      0.25%          0.25%
Platinum Investor III                         0.70%                      0.25%          0.35%
Platinum Investor IV                          0.70%                      0.35%          0.25%
Platinum Investor PLUS                        0.70%                      0.25%          0.35%
Platinum Investor Survivor                    0.40%                      0.20%          0.10%
Platinum Investor Survivor II                 0.75%                      0.25%          0.35%
Platinum Investor VIP                         0.70%                      0.35%          0.20%
Protection Advantage Select                   0.70%                      0.35%          0.20%
Survivor Advantage                            0.70%                      0.35%          0.20%

(a)After 10th policy year.
(b)After 20/th/ policy year.

Contract Maintenance Charge: Monthly contract maintenance charges are paid to the Company for the administrative services provided under the current policies. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied only against each $1,000 of coverage (if the policy offers both base and supplement coverage, then only each $1,000 of base coverage). This charge varies according to the ages, gender and the premium class of the insured, as well as the amount of coverage. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. Expenses - Continued



The Company may charge a maximum fee of $12 for the monthly contract maintenance charge.

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to the Company. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The amount of the withdrawal charge depends on the age and other insurance characteristics of the insured person. For partial withdrawals, the Company may charge a maximum transaction fee per partial withdrawal equal to the lesser of 2 percent of the amount withdrawn or $25. Currently, a $10 transaction fee per policy is charged for each partial withdrawal.

Cost of Insurance Charge: Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charge is included as part of the contract maintenance charges line of the Statements of Operations and Changes in Net Assets.

Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

A transfer fee of $25 is assessed on each transfer in excess of 12 transfers during the policy year.

Transfer Request: A transfer requests are subject to the Company's published rules concerning market timing. A contract owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers.

Premium Expense Charge: Certain states charge taxes on purchase payments up to a maximum of 3.5 percent. The Company deducts from each premium payment a charge to cover costs associated with the issuance of the policy, administrative services the Company performs and a premium tax that is applicable to the Company in the state or other jurisdiction of the policy owner. Premium expense charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

A summary of premium expense charges follows:

Products                        Premium Expense Charge
--------                        ----------------------------------------------
AG Corporate Investor/*/        4.00% up to the "target premium" and 5.00% on
                                any premium amounts in excess of the "target
                                premium" for policy years 1-3. 9.00% up to the
                                "target premium" and 5.00% on any premium
                                amounts in excess of the "target premium" for
                                policy years 4-7. 5.00% of all premium
                                payments in policy years 8 and thereafter.
AG Income Advantage VUL         5.00% of after-tax premium payment
AG Platinum Choice VUL          9.00% of after-tax premium payment
Corporate America/*/            9.00% up to the "target premium" and 5.00% on
                                any premium amounts in excess of the "target
                                premium" for policy years 1-7. 5.00% of all
                                premium payments in policy years 8 and
                                thereafter.
Corporate Investor Select/*/    4.00% up to the "target premium" and 5.00% on
                                any premium amounts in excess of the "target
                                premium" for policy years 1-3. 9.00% up to the
                                "target premium" and 5.00% on any premium
                                amounts in excess of the "target premium" for
                                policy years 4-7. 5.00% of all premium
                                payments in policy years 8 and thereafter.
Income Advantage Select         5.00% of after-tax premium payment
Platinum Investor FlexDirector  5.00% of after-tax premium payment
Platinum Investor I             2.50% of after-tax premium payment
Platinum Investor II            2.50% of after-tax premium payment
Platinum Investor III           5.00% of after-tax premium payment
Platinum Investor IV            5.00% of after-tax premium payment

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. Expenses - Continued

 Platinum Investor PLUS         5.00% of after-tax premium payment
 Platinum Investor Survivor     6.50% of after-tax premium payment
 Platinum Investor Survivor II  5.00% of after-tax premium payment
 Platinum Investor VIP          5.00% of after-tax premium payment
 Protection Advantage Select    5.00% of after-tax premium payment
 Survivor Advantage             5.00% of after-tax premium payment

* The target premium is an amount of premium that is approximately equal to the seven-pay premium, which is the maximum amount of premium that may be paid without the policy becoming a modified endowment contract.

Optional Rider Charge: Monthly charges are deducted if the contract owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are included as part of contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

Guaranteed Minimum Withdrawal Benefit (GMWB) Charge: Daily charges for the GMWB rider are assessed through the daily unit value calculation on all policies that have elected this option. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The annualized GMWB charge is 0.75 percent, which may be increased to a maximum of 1.50 percent.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. Purchases and Sales of Investments

For the year ended December 31, 2016, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                 Cost of    Proceeds
Sub-accounts                                                    Purchases  from Sales
------------                                                    ---------- ----------
American Century VP Value Fund Class I                          $3,160,307 $4,150,260
American Funds Asset Allocation Fund Class 2                       458,664    150,390
American Funds Global Growth Fund Class 2                          251,641     26,636
American Funds Growth Fund Class 2                                 416,064     60,032
American Funds Growth-Income Fund Class 2                          510,234     60,342
American Funds High Income Bond Fund Class 2                        94,228     26,439
American Funds International Fund Class 2                          116,978     16,147
AST Capital Appreciation Portfolio Class 3                          65,893     16,092
AST Government and Quality Bond Portfolio Class 3                   57,624     24,654
Dreyfus IP MidCap Stock Portfolio Initial Shares                   596,028    873,114
Dreyfus VIF International Value Portfolio Initial Shares            12,605     40,162
Dreyfus VIF Opportunistic Small Cap Portfolio Initial Shares     1,285,943  1,557,252
Dreyfus VIF Quality Bond Portfolio Initial Shares                  710,672  1,228,270
Fidelity VIP Asset Manager Portfolio Service Class 2               898,070    831,968
Fidelity VIP Contrafund Portfolio Service Class 2                7,617,049  8,431,455
Fidelity VIP Equity-Income Portfolio Service Class 2             4,262,004  4,350,246
Fidelity VIP Freedom 2020 Portfolio Service Class 2                 94,295     92,930
Fidelity VIP Freedom 2025 Portfolio Service Class 2                373,265    290,096
Fidelity VIP Freedom 2030 Portfolio Service Class 2                471,648    409,727
Fidelity VIP Government Money Market Portfolio Service Class 2   3,470,233  3,920,520
Fidelity VIP Growth Portfolio Service Class 2                    3,967,420  3,388,294
Fidelity VIP Mid Cap Portfolio Service Class 2                   3,493,309  3,839,873
FTVIP Franklin Mutual Shares VIP Fund Class 2                    1,798,861  1,512,452
FTVIP Franklin Small Cap Value VIP Fund Class 2                  3,413,646  2,789,081
FTVIP Franklin Small-Mid Cap Growth Securities Fund Class 2          4,067     21,518
FTVIP Franklin U.S. Government Securities VIP Fund Class 2       1,270,883  1,410,858
FTVIP Templeton Foreign Securities Fund Class 2                  1,580,146  1,949,452
Goldman Sachs VIT Strategic Growth Fund Institutional Shares       204,291    879,368
Invesco V.I. American Franchise Fund Series I                       10,761        621
Invesco V.I. Core Equity Fund Series I                           1,022,024    872,532
Invesco V.I. Global Real Estate Fund Series I                      107,247     17,895
Invesco V.I. Government Securities Fund Series I                     1,510      8,201
Invesco V.I. Growth and Income Fund Series I                     2,749,950  2,592,354
Invesco V.I. High Yield Fund Series I                              324,569    311,381
Invesco V.I. International Growth Fund Series I                  1,545,150  2,145,510
Janus Aspen Enterprise Portfolio Service Shares                    905,854    891,459
Janus Aspen Forty Portfolio Service Shares                         183,708     30,396
Janus Aspen Global Research Portfolio Service Shares               216,731    442,920
Janus Aspen Overseas Portfolio Service Shares                    2,021,748  2,402,407
JP Morgan Insurance Trust Core Bond Portfolio Class 1              271,655     45,576
JP Morgan Insurance Trust Mid Cap Value Portfolio Class 1          206,336    231,424
JP Morgan Insurance Trust Small Cap Core Portfolio Class 1       1,192,806  1,331,557
MFS VIT Growth Series Initial Class                                872,587  1,441,148
MFS VIT II Core Equity Portfolio Initial Class                     510,792    489,774
MFS VIT New Discovery Series Initial Class                         862,270  1,085,963
MFS VIT Research Series Initial Class                              791,391    612,296
MFS VIT Total Return Series Initial Class                           38,663     99,200
Neuberger Berman AMT Large Cap Value Portfolio Class I               3,850      7,670
Neuberger Berman AMT Mid-Cap Growth Portfolio Class I              931,669  1,055,813

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. Purchases and Sales of Investments - Continued

                                                                 Cost of    Proceeds
Sub-accounts                                                    Purchases  from Sales
------------                                                    ---------- ----------
Neuberger Berman AMT Socially Responsive Portfolio Class I      $   10,918 $    1,013
Oppenheimer Conservative Balanced Fund/VA Non Service Shares       292,725    419,341
Oppenheimer Global Fund/VA Non Service Shares                    1,765,839  1,791,569
Oppenheimer Global Strategic Income Fund/VA Non Service Shares         394        622
PIMCO VIT CommodityRealReturn Strategy Portfolio Admin Class       163,286    194,512
PIMCO VIT Global Bond Portfolio (Unhedged) Admin Class              92,552     31,186
PIMCO VIT Real Return Portfolio Admin Class                      2,304,687  2,749,862
PIMCO VIT Short-Term Portfolio Admin Class                         817,314  1,022,169
PIMCO VIT Total Return Portfolio Admin Class                     3,249,479  3,970,536
Pioneer Fund VCT Portfolio Class I                                 308,864    163,221
Pioneer Mid Cap Value VCT Portfolio Class I                        251,972    257,243
Pioneer Select Mid Cap Growth VCT Portfolio Class I                385,825    329,569
Putnam VT Diversified Income Fund Class IB                         771,148    756,599
Putnam VT Growth and Income Fund Class IB                          860,506  1,192,690
Putnam VT Growth Opportunities Fund Class IB                       138,447        418
Putnam VT International Value Fund Class IB                        828,618  1,180,688
Putnam VT Multi-Cap Growth Fund Class IB                             4,904      8,248
Putnam VT Small Cap Value Fund Class IB                             31,531     42,540
Putnam VT Voyager Fund Class IB                                     19,682    193,113
SST Mid Cap Value Portfolio Class 3                                133,653      9,518
SAST Aggressive Growth Portfolio Class 1                           174,810    233,667
SAST Balanced Portfolio Class 1                                    697,047    335,219
Alger Capital Appreciation Portfolio Class 2                     1,028,382  1,225,643
Alger Mid Cap Growth Portfolio Class 2                             393,729    531,140
UIF Growth Portfolio Class I                                       583,706    682,050
VALIC Company I Dynamic Allocation Fund                            912,924    153,948
VALIC Company I Emerging Economies Fund                             51,180     12,667
VALIC Company I Foreign Value Fund                                  18,319      5,080
VALIC Company I Government Money Market I Fund                   3,268,628  3,800,867
VALIC Company I International Equities Index Fund                  525,188    760,255
VALIC Company I Mid Cap Index Fund                               2,977,589  2,682,092
VALIC Company I Nasdaq-100 Index Fund                              797,753  1,432,191
VALIC Company I Science & Technology Fund                          778,423    647,242
VALIC Company I Small Cap Index Fund                             1,705,609  1,240,937
VALIC Company I Stock Index Fund                                 4,672,495  4,986,819
VALIC Company II Mid Cap Value Fund                                 19,900      2,996
VALIC Company II Socially Responsible Fund                          16,861      2,585
VALIC Company II Strategic Bond Fund                                46,178     12,315
Vanguard VIF High Yield Bond Portfolio                           1,404,520  1,369,350
Vanguard VIF REIT Index Portfolio                                3,484,555  3,655,759

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2016, follows:

                                             December 31, 2016                  For the Year Ended December 31, 2016
                                    ---------------------------------------- -------------------------------------------
                                                                                               Expense         Total
                                              Unit Value ($)/(a)/             Investment    Ratio (%)/(c)/ Return (%)/(d)/
                                              -------------------    Net        Income      -------------- --------------
Sub-accounts                          Units   Lowest    Highest   Assets ($) Ratio (%)/(b)/ Lowest Highest Lowest  Highest
------------                        --------- ------    -------   ---------- -------------  ------ ------- ------  -------
American Century VP Value Fund
  Class I                             819,555  26.70      28.76   16,518,290          1.69    0.20    0.75  19.58    20.24
American Funds Asset Allocation
  Fund Class 2                         71,357  11.13      12.67      822,148          1.85    0.20    0.70   8.65     9.19
American Funds Global Growth Fund
  Class 2                              29,438  10.65      12.59      324,428          1.20    0.20    0.70  -0.08     0.42
American Funds Growth Fund Class 2     40,194  11.95      14.40      490,246          1.09    0.20    0.70   8.73     9.27
American Funds Growth-Income Fund
  Class 2                              62,791  11.48      14.32      740,001          1.89    0.20    0.70  10.74    11.30
American Funds High Income Bond
  Fund Class 2                         13,125  10.46      10.98      138,875          7.43    0.20    0.70  16.88    17.46
American Funds International Fund
  Class 2                              15,568   9.39      10.64      148,913          1.92    0.20    0.70   2.81     3.33
AST Capital Appreciation Portfolio
  Class 3                               8,075  11.55      14.74       98,099          0.00    0.20    0.70   1.02     1.53
AST Government and Quality Bond
  Portfolio Class 3                     5,735  10.10      10.29       58,188          0.99    0.20    0.70   0.51     1.01
Dreyfus IP MidCap Stock Portfolio
  Initial Shares                      237,494  20.45      31.60    4,835,018          1.04    0.20    0.75  14.61    15.24
Dreyfus VIF International Value
  Portfolio Initial Shares             11,400   7.43      13.56      109,962          1.68    0.20    0.95  -2.38    -1.64
Dreyfus VIF Opportunistic Small
  Cap Portfolio Initial Shares        379,560  18.91      20.77    7,032,502          0.00    0.20    0.75  16.20    16.84
Dreyfus VIF Quality Bond Portfolio
  Initial Shares                      357,140  13.83      16.00    4,865,166          1.80    0.20    0.75   0.76     1.32
Fidelity VIP Asset Manager
  Portfolio Service Class 2           302,946  18.89      19.49    4,190,721          1.28    0.20    0.75   2.07     2.63
Fidelity VIP Contrafund Portfolio
  Service Class 2                   1,776,410  17.53      26.82   30,500,037          0.59    0.20    1.45   6.18     7.52
Fidelity VIP Equity-Income
  Portfolio Service Class 2         1,042,442  15.72      25.99   16,921,768          2.08    0.20    1.45  16.02    17.47
Fidelity VIP Freedom 2020
  Portfolio Service Class 2            26,732  13.89      19.93      374,830          1.25    0.20    0.70   5.07     5.59
Fidelity VIP Freedom 2025
  Portfolio Service Class 2            49,071  15.76      21.13      730,988          1.36    0.20    0.75   5.19     5.77
Fidelity VIP Freedom 2030
  Portfolio Service Class 2           152,631  14.72      21.54    2,231,887          1.21    0.20    1.45   4.85     6.16
Fidelity VIP Government Money
  Market Portfolio Service Class 2     45,162   9.75       9.86      444,169          0.01    0.20    0.70  -0.68    -0.19
Fidelity VIP Growth Portfolio
  Service Class 2                     934,128  19.43      25.58   15,221,424          0.00    0.20    0.75  -0.20     0.35
Fidelity VIP Mid Cap Portfolio
  Service Class 2                     543,458  16.49      28.01   10,099,201          0.31    0.20    1.10  10.70    11.70
FTVIP Franklin Mutual Shares VIP
  Fund Class 2                        438,899  14.51      22.65    6,873,004          1.91    0.20    1.10  14.79    15.83
FTVIP Franklin Small Cap Value VIP
  Fund Class 2                        417,273  18.34      30.04    8,379,469          0.79    0.20    1.10  28.77    29.93
FTVIP Franklin Small-Mid Cap
  Growth Securities Fund Class 2        1,247             16.59       20,681          0.00            0.50            3.65
FTVIP Franklin U.S. Government
  Securities VIP Fund Class 2         222,589  12.38      15.19    2,801,127          2.67    0.20    0.75  -0.09     0.46
FTVIP Templeton Foreign Securities
  Fund Class 2                        443,064  10.63      17.97    4,872,425          1.83    0.20    0.75   6.38     6.96
Goldman Sachs VIT Strategic Growth
  Fund Institutional Shares           153,434  17.25      17.70    2,707,918          0.56    0.20    0.50   1.48     1.78
Invesco V.I. American Franchise
  Fund Series I                           815             17.45       14,217          0.00            0.50            1.76
Invesco V.I. Core Equity Fund
  Series I                            499,400  16.19      17.68    7,918,799          0.76    0.20    0.75   9.44    10.04
Invesco V.I. Global Real Estate
  Fund Series I                        26,458   9.96      19.78      340,703          1.81    0.20    0.70   1.33     1.84
Invesco V.I. Government Securities
  Fund Series I                         2,700             10.97       29,621          1.89            0.50            0.73
Invesco V.I. Growth and Income
  Fund Series I                       547,160  16.11      25.89   10,308,504          1.08    0.20    0.95  18.57    19.46
Invesco V.I. High Yield Fund
  Series I                            157,151  12.71      13.11    2,013,798          4.17    0.20    0.75  10.38    10.99
Invesco V.I. International Growth
  Fund Series I                       551,286  10.92      18.82    6,731,961          1.37    0.20    1.10  -1.54    -0.65
Janus Aspen Enterprise Portfolio
  Service Shares                      264,025  32.54      34.46    5,486,490          0.02    0.20    0.75  11.27    11.88
Janus Aspen Forty Portfolio
  Service Shares                       32,085  14.55      26.29      543,870          0.00    0.20    0.95   0.98     1.74
Janus Aspen Global Research
  Portfolio Service Shares            207,662  13.00      15.08    2,650,720          0.92    0.20    0.75   1.06     1.62
Janus Aspen Overseas Portfolio
  Service Shares                      805,816   6.97      10.03    6,087,248          4.44    0.20    1.45  -8.05    -6.89
JP Morgan Insurance Trust Core
  Bond Portfolio Class 1               45,740  10.26      13.82      497,146          2.37    0.20    0.70   1.40     1.91
JP Morgan Insurance Trust Mid Cap
  Value Portfolio Class 1              24,041  31.72      33.09      780,238          0.85    0.20    0.75  13.84    14.47
JP Morgan Insurance Trust Small
  Cap Core Portfolio Class 1          177,044  21.21      32.26    3,678,494          0.48    0.20    0.75  19.32    19.97
MFS VIT Growth Series Initial Class   530,331  19.05      24.95    9,893,159          0.04    0.20    0.75   1.68     2.24
MFS VIT II Core Equity Portfolio
  Initial Class                       368,979  10.71      10.81    3,975,629          0.74    0.20    0.75  10.55    11.15
MFS VIT New Discovery Series
  Initial Class                       233,442  19.10      32.45    4,661,628          0.00    0.20    1.10   7.86     8.83
MFS VIT Research Series Initial
  Class                               152,465  24.44      27.05    2,688,879          0.76    0.20    0.75   7.93     8.52
MFS VIT Total Return Series
  Initial Class                        20,656             15.78      325,886          2.85            0.50            8.55
Neuberger Berman AMT Large Cap
  Value Portfolio Class I               2,118             13.74       29,087          0.83            0.50           26.73
Neuberger Berman AMT Mid-Cap
  Growth Portfolio Class I            308,428  16.07      26.61    5,451,162          0.00    0.20    1.10   3.26     4.19
Neuberger Berman AMT Socially
  Responsive Portfolio Class I          6,209  17.10      26.54      105,760          0.71    0.20    0.70   9.10     9.64
Oppenheimer Conservative Balanced
  Fund/VA Non Service Shares          103,959  16.26      16.67    1,217,473          2.40    0.20    0.75   4.48     5.05
Oppenheimer Global Fund/VA Non
  Service Shares                      409,562  14.90      23.69    6,367,919          1.04    0.20    1.45  -1.36    -0.12
Oppenheimer Global Strategic
  Income Fund/VA Non Service Shares        92             10.66          978          4.88            0.50            6.00
PIMCO VIT CommodityRealReturn
  Strategy Portfolio Admin Class      147,382   8.54      16.39      812,588          1.09    0.20    1.10  13.90    14.93
PIMCO VIT Global Bond Portfolio
  (Unhedged) Admin Class               15,724   9.42      14.64      173,549          1.55    0.20    0.70   3.32     3.83
PIMCO VIT Real Return Portfolio
  Admin Class                         736,554  14.49      18.85    9,657,456          2.28    0.20    0.75   4.41     4.99
PIMCO VIT Short-Term Portfolio
  Admin Class                         335,790  10.70      11.74    3,857,946          1.58    0.20    1.10   1.25     2.17
PIMCO VIT Total Return Portfolio
  Admin Class                         917,603  13.62      15.52   13,448,923          2.09    0.20    1.10   1.56     2.47

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. Financial Highlights - Continued


                                             December 31, 2016                  For the Year Ended December 31, 2016
                                    ---------------------------------------- -------------------------------------------
                                                                                               Expense         Total
                                              Unit Value ($)/(a)/             Investment    Ratio (%)/(c)/ Return (%)/(d)/
                                              -------------------    Net        Income      -------------- --------------
Sub-accounts                          Units   Lowest    Highest   Assets ($) Ratio (%)/(b)/ Lowest Highest Lowest  Highest
------------                        --------- ------    -------   ---------- -------------  ------ ------- ------  -------
Pioneer Fund VCT Portfolio Class I     96,575  16.57      19.87    1,564,976          1.28    0.20    0.75   9.00     9.60
Pioneer Mid Cap Value VCT
  Portfolio Class I                    63,173  17.99      25.75    1,120,295          0.69    0.20    0.75  15.69    16.32
Pioneer Select Mid Cap Growth VCT
  Portfolio Class I                   124,890  19.62      20.26    2,474,354          0.00    0.20    0.75   2.96     3.53
Putnam VT Diversified Income Fund
  Class IB                            329,860  16.41      17.45    5,932,108          7.05    0.20    0.95   4.43     5.21
Putnam VT Growth and Income Fund
  Class IB                            663,437  17.74      20.01   12,031,012          1.62    0.20    0.75  14.16    14.79
Putnam VT Growth Opportunities
  Fund Class IB                        43,644              3.19      139,035          0.00            0.50            0.67
Putnam VT International Value Fund
  Class IB                            422,085   8.52       9.25    3,802,383          2.40    0.20    1.45  -0.35     0.90
Putnam VT Multi-Cap Growth Fund
  Class IB                              1,756             20.25       35,566          0.73            0.50            7.25
Putnam VT Small Cap Value Fund
  Class IB                             11,580  19.67      30.87      229,963          1.17    0.20    0.70  26.61    27.24
Putnam VT Voyager Fund Class IB            --     --         --           --          1.94    0.00    0.00   0.00     0.00
SST Mid Cap Value Portfolio Class 3    11,944  11.21      13.34      134,215          1.49            0.70           14.95
SAST Aggressive Growth Portfolio
  Class 1                              91,749  13.64      26.42    1,305,543          0.00    0.20    1.10   6.21     7.17
SAST Balanced Portfolio Class 1       157,818  19.80      22.39    2,566,794          1.66    0.20    0.75   6.37     6.95
Alger Capital Appreciation
  Portfolio Class 2                   308,315  23.79      30.60    6,171,284          0.19    0.20    1.45  -0.94     0.30
Alger Mid Cap Growth Portfolio
  Class 2                             177,407  10.59      24.77    2,548,701          0.00    0.20    0.95   0.02     0.77
UIF Growth Portfolio Class I          127,750  20.38      25.99    2,556,044          0.00    0.20    0.75  -2.37    -1.83
VALIC Company I Dynamic Allocation
  Fund                                120,660   9.94      10.95    1,203,724          1.10    0.20    0.70   4.12     4.64
VALIC Company I Emerging Economies
  Fund                                  6,051   8.33       8.67       50,752          1.69    0.20    0.70  10.70    11.25
VALIC Company I Foreign Value Fund      4,634   8.90      10.50       42,285          1.98            0.70           11.31
VALIC Company I Government Money
  Market I Fund                     1,113,874   9.23      10.15   11,007,823          0.01    0.20    1.10  -1.08    -0.19
VALIC Company I International
  Equities Index Fund                 230,323  13.76      15.68    2,217,518          2.90    0.20    0.75   0.50     1.06
VALIC Company I Mid Cap Index Fund    723,227  20.86      32.87   15,057,428          1.20    0.20    1.45  18.89    20.38
VALIC Company I Nasdaq-100 Index
  Fund                                240,528  23.29      25.16    5,986,351          0.67    0.20    1.10   5.60     6.55
VALIC Company I Science &
  Technology Fund                     110,255  23.28      34.91    2,363,217          0.00    0.20    0.75   6.54     7.12
VALIC Company I Small Cap Index
  Fund                                362,797  28.29      32.49    7,336,637          1.17    0.20    0.75  20.28    20.94
VALIC Company I Stock Index Fund    1,064,879  23.06      27.28   19,674,788          2.45    0.20    0.75  10.76    11.37
VALIC Company II Mid Cap Value Fund     2,807  11.32      13.86       33,379          0.21    0.20    0.70  13.27    13.83
VALIC Company II Socially
  Responsible Fund                      2,355  11.79      14.67       30,857          1.51    0.20    0.70   9.88    10.43
VALIC Company II Strategic Bond
  Fund                                 13,302  10.24      10.72      139,321          3.83    0.20    0.70   7.42     7.95
Vanguard VIF High Yield Bond
  Portfolio                           366,167  15.92      22.61    6,665,367          5.48    0.20    1.10  10.14    11.13
Vanguard VIF REIT Index Portfolio     752,358  17.03      27.00   13,753,371          2.70    0.20    1.45   6.80     8.14

                                             December 31, 2015                  For the Year Ended December 31, 2015
                                    ---------------------------------------- -------------------------------------------
                                                                                               Expense         Total
                                              Unit Value ($)/(a)/             Investment    Ratio (%)/(c)/ Return (%)/(d)/
                                              -------------------    Net        Income      -------------- --------------
Sub-accounts                          Units   Lowest    Highest   Assets ($) Ratio (%)/(b)/ Lowest Highest Lowest  Highest
------------                        --------- ------    -------   ---------- -------------  ------ ------- ------  -------
American Century VP Value Fund
  Class I                             870,970  16.86      24.05   14,908,764          2.13    0.20    0.75  -4.60    -4.08
American Funds Asset Allocation
  Fund Class 2                         45,797  11.53      11.68      482,133          2.40    0.20    0.70   0.69     1.20
American Funds Global Growth Fund
  Class 2                               9,466  12.46      12.62      112,003          1.15    0.20    0.70   6.19     6.72
American Funds Growth Fund Class 2     10,934  13.09      13.27      123,244          0.92    0.20    0.70   6.11     6.64
American Funds Growth-Income Fund
  Class 2                              25,944  10.36      12.96      284,389          1.75    0.20    0.70   0.75     1.25
American Funds High Income Bond
  Fund Class 2                          6,865   8.95       9.35       62,767          7.96    0.20    0.70  -6.14    -8.86
American Funds International Fund
  Class 2                               5,694   9.13      10.30       53,220          2.32    0.20    0.70  -5.09    -5.03
AST Capital Appreciation Portfolio
  Class 3                               4,639  14.43      14.62       57,172          0.00    0.20    0.70   7.70     8.24
AST Government and Quality Bond
  Portfolio Class 3                     2,574  10.13      10.26       26,013          2.41    0.20    0.70  -0.41     0.09
Dreyfus IP MidCap Stock Portfolio
  Initial Shares                      271,786  17.75      27.57    4,828,014          0.63    0.20    0.75  -3.02    -2.48
Dreyfus VIF International Value
  Portfolio Initial Shares             14,834   7.61      13.78      143,386          2.24    0.20    0.95  -3.64    -2.91
Dreyfus VIF Opportunistic Small
  Cap Portfolio Initial Shares        424,523  16.19      19.77    6,796,573          0.00    0.20    0.75  -3.01    -2.47
Dreyfus VIF Quality Bond Portfolio
  Initial Shares                      394,856  13.65      18.83    5,385,617          2.05    0.20    0.75  -2.38    -1.85
Fidelity VIP Asset Manager
  Portfolio Service Class 2           309,899  18.50      18.99    4,248,819          1.36    0.20    0.75  -0.81    -0.26
Fidelity VIP Contrafund Portfolio
  Service Class 2                   1,897,435  16.51      24.95   31,784,963          0.80    0.20    1.45  -1.03     0.21
Fidelity VIP Equity-Income
  Portfolio Service Class 2         1,099,574  13.55      13.91   15,777,973          2.93    0.20    1.45  -5.62    -4.43
Fidelity VIP Freedom 2020
  Portfolio Service Class 2            27,297  14.47      18.87      370,220          1.66    0.20    0.70  -1.15    -0.66
Fidelity VIP Freedom 2025
  Portfolio Service Class 2            44,989  14.98      19.97      640,820          1.66    0.20    0.75  -1.25    -0.70
Fidelity VIP Freedom 2030
  Portfolio Service Class 2           154,093  12.57      14.04    2,147,681          2.06    0.20    1.45  -1.96    -0.73
Fidelity VIP Government Money
  Market Portfolio Service Class 2     90,441   9.82       9.95      894,457          0.00    0.20    0.70  -0.69    -0.19
Fidelity VIP Growth Portfolio
  Service Class 2                     964,228  16.37      19.47   16,073,318          0.03    0.20    0.75   6.11     6.69
Fidelity VIP Mid Cap Portfolio
  Service Class 2                     564,487  12.33      16.66    9,995,340          0.26    0.20    1.45  -3.05    -1.83
FTVIP Franklin Mutual Shares VIP
  Fund Class 2                        454,155  12.35      13.34    6,270,133          3.13    0.20    1.45  -6.31    -5.13
FTVIP Franklin Small Cap Value VIP
  Fund Class 2                        408,261  14.67      14.70    6,935,707          0.63    0.20    1.45  -8.72    -7.57
FTVIP Franklin Small-Mid Cap
  Growth Securities Fund Class 2        2,534             16.01       40,559          0.00            0.50           -3.14
FTVIP Franklin U.S. Government
  Securities VIP Fund Class 2         232,614  12.32      15.20    2,995,988          2.86    0.20    0.75  -0.28     0.27
FTVIP Templeton Foreign Securities
  Fund Class 2                        454,864   9.94      16.89    5,101,290          3.37    0.20    0.75  -7.19    -6.68

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. Financial Highlights - Continued

                                             December 31, 2015                  For the Year Ended December 31, 2015
                                    ---------------------------------------- -------------------------------------------
                                                                                               Expense         Total
                                              Unit Value ($)/(a)/             Investment    Ratio (%)/(c)/ Return (%)/(d)/
                                              -------------------    Net        Income      -------------- --------------
Sub-accounts                          Units   Lowest    Highest   Assets ($) Ratio (%)/(b)/ Lowest Highest Lowest  Highest
------------                        --------- ------    -------   ---------- -------------  ------ ------- ------  -------
Goldman Sachs VIT Strategic Growth
  Fund Institutional Shares           187,977  17.39      19.29    3,341,287          0.36    0.20    0.75   2.62     3.19
Invesco V.I. American Franchise
  Fund Series I                           298             17.14        5,116          0.00            0.50            4.48
Invesco V.I. Core Equity Fund
  Series I                            526,852  14.71      16.16    7,610,942          1.12    0.20    0.75  -6.47    -5.96
Invesco V.I. Global Real Estate
  Fund Series I                        19,199  10.46      10.60      256,355          3.83    0.20    0.70  -2.17    -1.68
Invesco V.I. Government Securities
  Fund Series I                         3,342             10.89       36,400          2.21            0.50           -0.16
Invesco V.I. Growth and Income
  Fund Series I                       573,664  13.58      15.92    9,397,249          2.88    0.20    0.95  -3.98    -3.26
Invesco V.I. High Yield Fund
  Series I                            161,859  11.51      11.81    1,874,637          4.77    0.20    0.75  -3.89    -3.36
Invesco V.I. International Growth
  Fund Series I                       575,992  10.91      13.66    7,464,549          1.51    0.20    1.45  -3.75    -2.54
Janus Aspen Enterprise Portfolio
  Service Shares                      282,411  17.67      30.97    5,309,566          0.53    0.20    0.75   2.99     3.56
Janus Aspen Forty Portfolio
  Service Shares                       25,998  14.25      14.41      445,910          0.00    0.20    0.95  10.88    11.71
Janus Aspen Global Research
  Portfolio Service Shares            226,554  12.79      14.92    2,857,036          0.55    0.20    0.75  -3.26    -2.73
Janus Aspen Overseas Portfolio
  Service Shares                      843,160   7.01      10.91    7,496,099          0.54    0.20    1.45 -10.12    -8.99
JP Morgan Insurance Trust Core
  Bond Portfolio Class 1               24,910  10.11      10.38      278,198          2.31    0.20    0.70   0.41     0.92
JP Morgan Insurance Trust Mid Cap
  Value Portfolio Class 1              26,415  27.87      28.91      747,190          1.02    0.20    0.75  -3.38    -2.85
JP Morgan Insurance Trust Small
  Cap Core Portfolio Class 1          201,877  17.67      27.04    3,491,842          0.15    0.20    0.75  -5.99    -5.47
MFS VIT Core Equity Series Initial
  Class                                    --     --         --           --          1.90    0.20    0.75   0.00     0.00
MFS VIT Growth Series Initial Class   592,534  18.63      25.59   10,847,200          0.16    0.20    0.75   6.76     7.34
MFS VIT II Core Equity Portfolio
  Initial Class                       398,790   9.69       9.73    3,874,431          1.18    0.20    0.75  -3.14    -2.73
MFS VIT New Discovery Series
  Initial Class                       249,507  17.83      18.97    4,696,667          0.00    0.20    1.45  -3.30    -2.08
MFS VIT Research Series Initial
  Class                               151,314  12.60      22.64    2,574,658          0.72    0.20    0.75   0.05     0.60
MFS VIT Total Return Series
  Initial Class                        25,915             14.53      376,652          2.60            0.50           -0.87
Neuberger Berman AMT Large Cap
  Value Portfolio Class I               2,629             10.84       28,491          0.78            0.50          -12.24
Neuberger Berman AMT Mid-Cap
  Growth Portfolio Class I            322,635  16.66      17.89    5,601,819          0.00    0.20    1.45  -0.18     1.07
Neuberger Berman AMT Socially
  Responsive Portfolio Class I          5,802  15.67      24.21       90,687          0.59    0.20    0.70  -1.16    -0.66
Oppenheimer Conservative Balanced
  Fund/VA Non Service Shares          116,211  15.56      15.87    1,309,698          2.27    0.20    0.75   0.08     0.63
Oppenheimer Global Fund/VA Non
  Service Shares                      430,410  12.02      15.11    6,918,180          1.36    0.20    1.45   2.45     3.74
Oppenheimer Global Strategic
  Income Fund/VA Non Service Shares       119   9.98      10.06        1,192         54.19    0.50    0.75  -2.99    -2.75
PIMCO VIT CommodityRealReturn
  Strategy Portfolio Admin Class      157,941              5.45      748,201          4.72    0.20    1.45 -26.78   -25.85
PIMCO VIT Global Bond Portfolio
  (Unhedged) Admin Class                9,924   9.43      12.22      112,453          1.84    0.20    0.70  -4.69    -4.22
PIMCO VIT Real Return Portfolio
  Admin Class                         768,137  12.46      19.29    9,823,635          3.98    0.20    0.75  -3.43    -2.90
PIMCO VIT Short-Term Portfolio
  Admin Class                         356,593  10.93      11.32    4,051,596          0.97    0.20    1.45  -0.34     0.91
PIMCO VIT Total Return Portfolio
  Admin Class                         960,916  10.17      14.72   14,091,840          4.94    0.20    1.45  -0.98     0.27
Pioneer Fund VCT Portfolio Class I    105,109  15.12      18.23    1,558,132          1.08    0.20    0.75  -0.81    -0.26
Pioneer Mid Cap Value VCT
  Portfolio Class I                    67,069  15.55      22.14    1,034,676          0.79    0.20    0.75  -6.84    -6.33
Pioneer Select Mid Cap Growth VCT
  Portfolio Class I                   138,650  19.05      19.57    2,660,062          0.00    0.20    0.75   0.87     1.43
Putnam VT Diversified Income Fund
  Class IB                            353,185  13.76      15.72    6,043,586          9.47    0.20    0.95  -3.26    -2.54
Putnam VT Growth and Income Fund
  Class IB                            714,172  15.45      17.53   11,296,683          1.87    0.20    0.75  -8.22    -7.71
Putnam VT International Value Fund
  Class IB                            454,450   8.45       9.28    4,218,894          1.37    0.20    1.45  -3.41    -2.20
Putnam VT Multi-Cap Growth Fund
  Class IB                              2,141  18.64      18.89       40,437          0.51    0.50    0.75  -1.03    -0.79
Putnam VT Small Cap Value Fund
  Class IB                             13,733  24.26      31.09      214,083          0.86    0.20    0.75  -4.95    -4.43
Putnam VT Voyager Fund Class IB        10,278             17.58      180,671          1.14            0.50           -6.58
SST Mid Cap Value Portfolio Class 3       973             11.61        9,593          0.60            0.70           -6.69
SAST Aggressive Growth Portfolio
  Class 1                              95,675  12.10      24.65    1,276,068          0.00    0.20    1.45  -2.61    -1.38
SAST Balanced Portfolio Class 1       137,230  12.01      18.62    2,184,924          1.81    0.20    0.75  -0.72    -0.17
Alger Capital Appreciation
  Portfolio Class 2                   306,548  14.22      24.01    6,405,391          0.09    0.20    1.45   4.66     5.98
Alger Mid Cap Growth Portfolio
  Class 2                             182,860  13.03      13.83    2,669,937          0.00    0.20    1.45  -2.98    -1.76
UIF Growth Portfolio Class I          154,144  20.76      26.62    3,154,713          0.00    0.20    0.75  11.40    12.01
VALIC Company I Dynamic Allocation
  Fund                                 44,433  10.40      10.53      426,336          0.00    0.20    0.70  -5.22    -4.74
VALIC Company I Emerging Economies
  Fund                                  1,266   7.74       7.84        9,783          1.64    0.20    0.70 -15.14   -14.71
VALIC Company I Foreign Value Fund      3,100              9.43       25,424          0.49            0.70           -7.95
VALIC Company I Government Money
  Market I Fund                     1,157,120   9.70       9.99   11,540,062          0.01    0.20    1.45  -1.43    -0.19
VALIC Company I International
  Equities Index Fund                 261,372  10.28      13.69    2,498,488          3.69    0.20    0.75  -1.74    -1.20
VALIC Company I Mid Cap Index Fund    767,547  17.50      17.54   13,632,876          1.04    0.20    1.45  -3.90    -2.69
VALIC Company I Nasdaq-100 Index
  Fund                                278,122  15.56      24.79    6,538,380          0.86    0.20    1.45   7.62     8.97
VALIC Company I Science &
  Technology Fund                     122,249  15.52      21.85    2,513,308          0.00    0.20    0.75   7.07     7.66
VALIC Company I Small Cap Index
  Fund                                356,597  16.75      27.01    6,123,899          1.02    0.20    0.75  -5.19    -4.67
VALIC Company I Stock Index Fund    1,174,358  12.89      21.57   19,822,358          1.66    0.20    0.75   0.30     0.85
VALIC Company II Mid Cap Value Fund     1,425  10.00      12.26       15,590          0.18    0.20    0.70  -2.10    -1.61
VALIC Company II Socially
  Responsible Fund                      1,167  13.20      13.37       15,000          0.92    0.20    0.70   0.41     0.91
VALIC Company II Strategic Bond
  Fund                                 10,346   9.86       9.99      101,212          3.38    0.20    0.70  -2.62    -2.13
Vanguard VIF High Yield Bond
  Portfolio                           377,721  15.03      15.42    6,281,947          5.53    0.20    1.45  -3.00    -1.77
Vanguard VIF REIT Index Portfolio     814,685  15.95      24.97   14,170,899          1.81    0.20    1.45   0.75     2.02

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. Financial Highlights - Continued

                                             December 31, 2014                  For the Year Ended December 31, 2014
                                    ---------------------------------------- -------------------------------------------
                                                                                               Expense         Total
                                              Unit Value ($)/(a)/             Investment    Ratio (%)/(c)/ Return (%)/(d)/
                                              -------------------    Net        Income      -------------- --------------
Sub-accounts                          Units   Lowest    Highest   Assets ($) Ratio (%)/(b)/ Lowest Highest Lowest  Highest
------------                        --------- ------    -------   ---------- -------------  ------ ------- ------  -------
American Century VP Value Fund
  Class I                             919,159  12.57      28.62   16,723,661          1.54    0.20    0.75  12.23    12.85
American Funds Asset Allocation
  Fund Class 2                          6,802  11.45      11.54       77,912          2.40    0.20    0.70   4.66     5.19
American Funds Global Growth Fund
  Class 2                               5,685  11.73      11.83       67,216          0.68    0.20    0.70   1.60     2.11
American Funds Growth Fund Class 2        899  12.34      12.44       11,137          0.01    0.20    0.70   7.75     8.29
American Funds Growth-Income Fund
  Class 2                               5,674  12.70      12.80       72,411          0.02    0.20    0.70   9.86    10.41
American Funds High Income Bond
  Fund Class 2                          2,617  10.17      10.26       26,459          0.08    0.20    0.70  -0.07     0.43
American Funds International Fund
  Class 2                                 400  10.76      10.85        4,308          2.60    0.20    0.70  -3.33    -2.85
AST Capital Appreciation Portfolio
  Class 3                               1,023  13.40      13.51       13,792          0.00    0.20    0.70  14.15    14.73
AST Government and Quality Bond
  Portfolio Class 3                       337  10.17      10.25        3,454          3.42    0.20    0.70   4.18     4.70
Dreyfus IP MidCap Stock Portfolio
  Initial Shares                      301,137  18.20      28.43    5,588,214          0.93    0.20    0.75  11.25    11.87
Dreyfus VIF International Value
  Portfolio Initial Shares             14,043   7.90       8.34      139,628          1.65    0.20    0.95 -10.18    -9.50
Dreyfus VIF Opportunistic Small
  Cap Portfolio Initial Shares        467,865  16.60      20.39    7,676,329          0.00    0.20    0.75   0.84     1.39
Dreyfus VIF Quality Bond Portfolio
  Initial Shares                      400,797  13.90      19.29    5,594,333          2.14    0.20    0.75   4.01     4.58
Fidelity VIP Asset Manager
  Portfolio Service Class 2           327,100  18.65      19.04    4,533,991          1.26    0.20    0.75   4.75     5.33
Fidelity VIP Contrafund Portfolio
  Service Class 2                   1,992,046  16.68      24.89   34,117,348          0.74    0.20    1.45  10.05    11.43
Fidelity VIP Equity-Income
  Portfolio Service Class 2         1,176,181  14.36      23.15   17,933,840          2.62    0.20    1.45   6.92     8.26
Fidelity VIP Freedom 2020
  Portfolio Service Class 2            26,350  14.64      19.00      362,588          1.45    0.20    0.70   3.87     4.39
Fidelity VIP Freedom 2025
  Portfolio Service Class 2            44,417  15.17      20.12      637,712          1.32    0.20    0.75   4.07     4.64
Fidelity VIP Freedom 2030
  Portfolio Service Class 2            68,363  12.66      14.32    1,009,535          1.36    0.20    1.45   3.24     4.53
Fidelity VIP Government Money
  Market Portfolio Service Class 2      2,363   9.89       9.97       23,368          0.03    0.20    0.70  -0.69    -0.19
Fidelity VIP Growth Portfolio
  Service Class 2                   1,073,695  15.34      15.47   16,916,744          0.00    0.20    0.75  10.18    10.79
Fidelity VIP Mid Cap Portfolio
  Service Class 2                     564,784  12.56      17.18   10,828,585          0.02    0.20    1.45   4.51     5.82
FTVIP Franklin Mutual Shares VIP
  Fund Class 2                        470,937  14.24      20.61    7,010,955          2.05    0.20    1.45   5.58     6.91
FTVIP Franklin Small Cap Value VIP
  Fund Class 2                        430,935  16.08      25.01    8,238,202          0.62    0.20    1.45  -0.88     0.37
FTVIP Franklin Small-Mid Cap
  Growth Securities Fund Class 2        2,703             16.52       44,664          0.00            0.50            6.94
FTVIP Franklin U.S. Government
  Securities VIP Fund Class 2         229,369  12.29      15.25    3,005,162          2.50    0.20    0.75   2.61     3.18
FTVIP Templeton Foreign Securities
  Fund Class 2                        478,259  10.65      18.20    5,837,832          2.01    0.20    0.75 -11.80   -11.31
Goldman Sachs VIT Strategic Growth
  Fund Institutional Shares           192,544  16.85      18.80    3,320,170          0.23    0.20    0.75  12.79    13.41
Invesco V.I. American Franchise
  Fund Series I                           315             16.41        5,172          0.05            0.50            7.90
Invesco V.I. Core Equity Fund
  Series I                            578,270  15.64      17.27    8,957,278          0.85    0.20    0.75   7.34     7.93
Invesco V.I. Global Real Estate
  Fund Series I                        15,016  12.10      19.75      210,658          1.52    0.20    0.70  13.82    14.39
Invesco V.I. Government Securities
  Fund Series I                         3,486             10.91       38,030          2.39            0.50            3.62
Invesco V.I. Growth and Income
  Fund Series I                       604,758  14.15      16.46   10,490,134          1.79    0.20    0.95   9.24    10.06
Invesco V.I. High Yield Fund
  Series I                            215,634  11.98      12.22    2,592,381          4.73    0.20    0.75   0.97     1.52
Invesco V.I. International Growth
  Fund Series I                       602,190  11.19      14.19    8,210,933          1.55    0.20    1.45  -1.11     0.13
Janus Aspen Enterprise Portfolio
  Service Shares                      285,729  17.06      30.07    5,329,079          0.03    0.20    0.75  11.40    12.02
Janus Aspen Forty Portfolio
  Service Shares                       32,828  12.75      12.99      492,985          0.03    0.20    0.95   7.44     8.25
Janus Aspen Global Research
  Portfolio Service Shares            244,595  13.15      15.43    3,195,683          0.97    0.20    0.75   6.38     6.97
Janus Aspen Overseas Portfolio
  Service Shares                      823,066   8.23      12.14    8,434,733          3.17    0.20    1.45 -13.37   -12.28
JP Morgan Insurance Trust Core
  Bond Portfolio Class 1               13,975  10.20      13.43      166,280          2.80    0.20    0.70   4.19     4.71
JP Morgan Insurance Trust Mid Cap
  Value Portfolio Class 1              28,625  28.84      29.76      834,494          0.78    0.20    0.75  14.25    14.88
JP Morgan Insurance Trust Small
  Cap Core Portfolio Class 1          214,401  18.70      28.76    3,980,905          0.13    0.20    0.75   8.78     9.38
MFS VIT Core Equity Series Initial
  Class                               253,650  12.96      16.81    4,227,249          0.76    0.20    0.75  10.41    11.02
MFS VIT Growth Series Initial Class   639,531  17.36      23.97   10,962,846          0.10    0.20    0.75   8.13     8.73
MFS VIT New Discovery Series
  Initial Class                       262,079  18.44      19.37    5,102,989          0.00    0.20    1.45  -8.59    -7.44
MFS VIT Research Series Initial
  Class                               159,337  12.52      22.63    2,760,517          0.81    0.20    0.75   9.38     9.98
MFS VIT Total Return Series
  Initial Class                        28,197             14.66      413,403          1.79            0.50            7.96
Neuberger Berman AMT Large Cap
  Value Portfolio Class I               2,860             12.35       35,318          0.74            0.50            9.30
Neuberger Berman AMT Mid-Cap
  Growth Portfolio Class I            340,994  12.60      14.70    5,935,633          0.00    0.20    0.75   6.78     7.37
Neuberger Berman AMT Socially
  Responsive Portfolio Class I          5,345  15.86      24.37       84,617          0.37    0.20    0.70   9.61    10.16
Oppenheimer Conservative Balanced
  Fund/VA Non Service Shares          112,858  10.30      15.55    1,313,231          2.24    0.20    0.75   7.39     7.98
Oppenheimer Global Fund/VA Non
  Service Shares                      428,197  13.10      14.75    7,020,158          1.12    0.20    1.45   0.82     2.09
Oppenheimer Global Strategic
  Income Fund/VA Non Service Shares       435  10.28      10.34        4,497          6.00    0.50    0.75   2.07     2.33
PIMCO VIT CommodityRealReturn
  Strategy Portfolio Admin Class      141,574   7.35       7.45      939,699          0.39    0.20    1.45 -19.60   -18.59
PIMCO VIT Global Bond Portfolio
  (Unhedged) Admin Class                9,366  12.82      14.72      109,767          2.02    0.20    0.70   1.55     2.06
PIMCO VIT Real Return Portfolio
  Admin Class                         846,961  12.83      19.98   11,432,689          1.46    0.20    0.75   2.32     2.89
PIMCO VIT Short-Term Portfolio
  Admin Class                         389,111  10.97      11.22    4,444,798          0.70    0.20    1.45  -0.74     0.51
PIMCO VIT Total Return Portfolio
  Admin Class                       1,018,466  14.81      14.87   15,298,326          2.21    0.20    1.45   2.78     4.07
Pioneer Fund VCT Portfolio Class I    112,417  15.16      18.38    1,675,091          1.19    0.20    0.75  10.20    10.81
Pioneer Mid Cap Value VCT
  Portfolio Class I                    78,736  14.69      16.04    1,295,160          0.86    0.20    1.45  13.43    14.86
Pioneer Select Mid Cap Growth VCT
  Portfolio Class I                   159,076  18.89      19.30    3,016,671          0.00    0.20    0.75   8.61     9.21
Putnam VT Diversified Income Fund
  Class IB                            373,499  14.12      16.25    6,577,843          8.12    0.20    0.95  -0.60     0.15
Putnam VT Growth and Income Fund
  Class IB                            753,606  16.75      19.09   12,972,211          1.32    0.20    0.75   9.91    10.51
Putnam VT International Value Fund
  Class IB                            472,647   8.64       9.61    4,609,199          1.38    0.20    1.45 -10.79    -9.67
Putnam VT Multi-Cap Growth Fund
  Class IB                              2,290  18.83      19.04       43,591          0.34    0.50    0.75  12.64    12.92
Putnam VT Small Cap Value Fund
  Class IB                             13,863  14.61      32.71      227,886          0.48    0.20    0.75   2.66     3.23
Putnam VT Voyager Fund Class IB        10,716             18.82      201,633          0.75            0.50            9.17

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. Financial Highlights - Continued

                                             December 31, 2014                  For the Year Ended December 31, 2014
                                    ---------------------------------------- -------------------------------------------
                                                                                               Expense         Total
                                              Unit Value ($)/(a)/             Investment    Ratio (%)/(c)/ Return (%)/(d)/
                                              -------------------    Net        Income      -------------- --------------
Sub-accounts                          Units   Lowest    Highest   Assets ($) Ratio (%)/(b)/ Lowest Highest Lowest  Highest
------------                        --------- ------    -------   ---------- -------------  ------ ------- ------  -------
SAST Aggressive Growth Portfolio
  Class 1                              93,919  11.81      17.37    1,296,355          0.00    0.20    0.75  -0.20     0.35
SAST Balanced Portfolio Class 1       127,688  18.75      12.03    2,073,068          1.34    0.20    0.75  10.61    11.22
Alger Capital Appreciation
  Portfolio Class 2                   274,166  22.94      28.79    5,759,903          0.10    0.20    1.45  12.12    13.53
Alger Mid Cap Growth Portfolio
  Class 2                             192,686  11.46      14.25    2,958,031          0.00    0.20    1.45   6.46     7.80
UIF Growth Portfolio Class I          164,298  18.53      23.89    3,024,443          0.00    0.20    0.75   5.57     6.15
VALIC Company I Dynamic Allocation
  Fund                                  1,709  10.97      11.06       18,755          2.66    0.20    0.70   3.51     4.03
VALIC Company I Emerging Economies
  Fund                                    676   9.12       9.20        6,209          0.00    0.20    0.70  -6.23    -5.76
VALIC Company I Foreign Value Fund        134             10.25        1,369          0.00            0.70          -12.25
VALIC Company I Government Money
  Market I Fund                     1,134,201   9.84      10.01   11,413,517          0.01    0.20    1.45  -1.43    -0.19
VALIC Company I International
  Equities Index Fund                 247,583  10.86      15.70    2,483,499          2.51    0.20    0.75  -6.15    -5.63
VALIC Company I Mid Cap Index Fund    832,872  12.36      18.26   15,463,977          1.11    0.20    1.45   7.84     9.19
VALIC Company I Nasdaq-100 Index
  Fund                                264,337  14.28      25.69    5,678,276          0.78    0.20    0.75  17.80    18.45
VALIC Company I Science &
  Technology Fund                     111,094  20.41      30.27    2,117,057          0.12    0.20    0.75  13.57    14.20
VALIC Company I Small Cap Index
  Fund                                451,716  17.57      28.49    8,200,643          1.14    0.20    0.75   3.98     4.55
VALIC Company I Stock Index Fund    1,288,580  12.78      21.51   21,735,503          1.60    0.20    0.75  12.44    13.06
VALIC Company II Mid Cap Value Fund       180  12.36      12.46        2,227          0.00    0.20    0.70   5.98     6.51
VALIC Company II Socially
  Responsible Fund                      1,076  13.15      13.25       14,158          0.00    0.20    0.70  14.72    15.30
VALIC Company II Strategic Bond
  Fund                                  4,924  10.13      10.21       50,223          0.00    0.20    0.70   3.22     3.74
Vanguard VIF High Yield Bond
  Portfolio                           444,782  15.49      15.70    7,720,929          5.45    0.20    1.45   2.90     4.20
Vanguard VIF REIT Index Portfolio     833,523  15.35      15.83   14,892,265          3.38    0.20    1.45  28.24    29.85

                                             December 31, 2013                  For the Year Ended December 31, 2013
                                    ---------------------------------------- -------------------------------------------
                                                                                               Expense         Total
                                              Unit Value ($)/(a)/             Investment    Ratio (%)/(c)/ Return (%)/(d)/
                                              -------------------    Net        Income      -------------- --------------
Sub-accounts                          Units   Lowest    Highest   Assets ($) Ratio (%)/(b)/ Lowest Highest Lowest  Highest
------------                        --------- ------    -------   ---------- -------------  ------ ------- ------  -------
American Century VP Value Fund
  Class I                             933,185  20.51      22.46   15,724,871          1.69    0.20    0.75  30.74    31.46
Dreyfus IP MidCap Stock Portfolio
  Initial Shares                      284,074  16.27      25.55    4,936,230          1.36    0.20    0.75  33.98    34.72
Dreyfus VIF International Value
  Portfolio Initial Shares             12,994   8.80       9.21      145,715          1.83    0.20    0.95  21.83    22.75
Dreyfus VIF Opportunistic Small
  Cap Portfolio Initial Shares        593,017  16.37      18.27    9,596,389          0.00    0.20    0.75  47.44    48.25
Dreyfus VIF Quality Bond Portfolio
  Initial Shares                      453,482  13.29      15.64    6,157,970          2.80    0.20    0.75  -2.28    -1.74
Fidelity VIP Asset Manager
  Portfolio Service Class 2           344,472  16.80      18.07    4,672,189          1.34    0.20    0.75  14.48    15.11
Fidelity VIP Contrafund Portfolio
  Service Class 2                   1,979,018  15.16      22.34   31,814,973          0.83    0.20    1.45  29.07    30.69
Fidelity VIP Equity-Income
  Portfolio Service Class 2         1,236,243  13.43      21.38   17,985,957          2.32    0.20    1.45  25.99    27.57
Fidelity VIP Freedom 2020
  Portfolio Service Class 2            26,325  14.09      18.20      348,635          1.26    0.20    0.70  14.83    15.40
Fidelity VIP Freedom 2025
  Portfolio Service Class 2            53,321  14.58      19.22      722,900          1.78    0.20    0.75  18.82    19.48
Fidelity VIP Freedom 2030
  Portfolio Service Class 2            68,826  13.87      19.55      979,103          1.59    0.20    1.45  19.66    21.17
Fidelity VIP Growth Portfolio
  Service Class 2                   1,140,463  12.28      16.66   16,170,061          0.05    0.20    0.75  34.98    35.73
Fidelity VIP Mid Cap Portfolio
  Service Class 2                     526,757  15.36      16.44   10,683,514          0.28    0.20    1.45  33.91    35.60
FTVIP Franklin Mutual Shares VIP
  Fund Class 2                        481,977  13.35      13.49    7,065,970          2.11    0.20    1.45  26.42    28.00
FTVIP Franklin Small Cap Value VIP
  Fund Class 2                        410,633  16.22      16.44    8,569,689          1.28    0.20    1.45  34.28    35.97
FTVIP Franklin Small-Mid Cap
  Growth Securities Fund Class 2        3,006  12.75      15.45       45,932          0.00    0.50    0.75  37.12    37.47
FTVIP Franklin U.S. Government
  Securities VIP Fund Class 2         300,094  11.91      14.86    3,878,306          2.77    0.20    0.75  -2.97    -2.43
FTVIP Templeton Foreign Securities
  Fund Class 2                        483,045  12.01      20.63    7,138,619          2.33    0.20    0.75  22.05    22.72
Goldman Sachs VIT Strategic Growth
  Fund Institutional Shares           461,991  14.86      16.67    6,936,211          0.41    0.20    0.75  31.43    32.16
Invesco V.I. American Franchise
  Fund Series I                           438             15.21        6,664          0.42            0.50           39.44
Invesco V.I. Core Equity Fund
  Series I                            633,078  14.49      16.09    9,154,360          1.39    0.20    0.75  28.28    28.99
Invesco V.I. Global Real Estate
  Fund Series I                         8,344  10.63      17.27      116,994          4.19    0.20    0.70   2.00     2.51
Invesco V.I. Government Securities
  Fund Series I                         6,808  10.46      10.53       71,645          3.23    0.50    0.75  -3.35    -3.11
Invesco V.I. Growth and Income
  Fund Series I                       608,704  12.95      14.95    9,952,150          1.52    0.20    0.95  32.81    33.81
Invesco V.I. High Yield Fund
  Series I                            216,019  11.87      12.04    2,569,236          4.98    0.20    0.75   6.21     6.79
Invesco V.I. International Growth
  Fund Series I                       672,600  14.35      19.41    9,422,146          1.20    0.20    1.45  17.30    18.78
Janus Aspen Enterprise Portfolio
  Service Shares                      309,731  15.07      26.99    5,081,183          0.37    0.20    0.75  31.05    31.77
Janus Aspen Forty Portfolio
  Service Shares                       29,991  12.09      12.67      416,706          0.56    0.20    0.95  29.65    30.62
Janus Aspen Global Research
  Portfolio Service Shares            263,926  12.30      14.50    3,174,577          1.08    0.20    0.75  27.12    27.82
Janus Aspen Overseas Portfolio
  Service Shares                      815,905   9.38      14.01   10,039,056          3.00    0.20    1.45  12.64    14.05
JP Morgan Insurance Trust Core
  Bond Portfolio Class 1                7,101  12.53      12.83       89,709          4.33    0.20    0.70  -2.16    -1.67
JP Morgan Insurance Trust Mid Cap
  Value Portfolio Class 1              30,324  25.25      25.90      770,690          1.11    0.20    0.75  31.31    32.04
JP Morgan Insurance Trust Small
  Cap Core Portfolio Class 1          204,643  17.09      20.58    3,563,217          0.56    0.20    0.75  41.23    42.01
MFS VIT Core Equity Series Initial
  Class                               258,761  15.15      18.17    3,894,856          1.00    0.20    0.75  33.60    34.33
MFS VIT Growth Series Initial Class   702,868  15.96      21.26   11,066,832          0.23    0.20    0.75  35.83    36.58
MFS VIT New Discovery Series
  Initial Class                       286,857  19.10      20.17    6,071,770          0.00    0.20    1.45  39.48    41.24
MFS VIT Research Series Initial
  Class                               170,517  15.29      20.69    2,692,142          0.33    0.20    0.75  31.30    32.02

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. Financial Highlights - Continued

                                             December 31, 2013                  For the Year Ended December 31, 2013
                                    ---------------------------------------- -------------------------------------------
                                                                                               Expense         Total
                                              Unit Value ($)/(a)/             Investment    Ratio (%)/(c)/ Return (%)/(d)/
                                              -------------------    Net        Income      -------------- --------------
Sub-accounts                          Units   Lowest    Highest   Assets ($) Ratio (%)/(b)/ Lowest Highest Lowest  Highest
------------                        --------- ------    -------   ---------- -------------  ------ ------- ------  -------
MFS VIT Total Return Series
  Initial Class                        39,847   9.51      13.58      484,088          1.78    0.50    0.75  18.16    18.45
Neuberger Berman AMT Large Cap
  Value Portfolio Class I               3,059  11.30      17.88       35,254          1.21    0.50    0.75  30.16    30.48
Neuberger Berman AMT Mid-Cap
  Growth Portfolio Class I            350,350  13.77      15.35    5,795,972          0.00    0.20    0.75  31.62    32.35
Neuberger Berman AMT Socially
  Responsive Portfolio Class I          5,148  14.16      14.46       74,333          0.73    0.20    0.70  36.64    37.33
Oppenheimer Conservative Balanced
  Fund/VA Non Service Shares          134,405   9.54      14.48    1,540,831          2.35    0.20    0.75  12.32    12.94
Oppenheimer Global Fund/VA Non
  Service Shares                      387,168  12.83      14.63    6,979,241          1.39    0.20    1.45  25.47    27.05
Oppenheimer Global Strategic
  Income Fund/VA Non Service Shares       502  10.08      10.11        5,071         87.83    0.50    0.75  -0.88    -0.63
PIMCO VIT CommodityRealReturn
  Strategy Portfolio Admin Class      153,258   8.49       9.26    1,261,795          1.75    0.20    1.45 -15.93   -14.87
PIMCO VIT Global Bond Portfolio
  (Unhedged) Admin Class                4,338  12.63      14.42       58,532          1.05    0.20    0.70  -9.12    -8.66
PIMCO VIT Real Return Portfolio
  Admin Class                         889,857  13.82      19.53   12,132,852          1.65    0.20    0.75  -9.90    -9.40
PIMCO VIT Short-Term Portfolio
  Admin Class                         408,791  11.05      11.20    4,804,840          0.71    0.20    1.45  -0.88     0.36
PIMCO VIT Total Return Portfolio
  Admin Class                       1,071,774  14.23      14.47   16,119,465          2.18    0.20    1.45  -3.37    -2.16
Pioneer Fund VCT Portfolio Class I    123,944  13.68      16.67    1,671,452          1.28    0.20    0.75  32.29    33.02
Pioneer Mid Cap Value VCT
  Portfolio Class I                    79,039  12.79      14.14    1,145,657          0.93    0.20    1.45  31.19    32.84
Pioneer Select Mid Cap Growth VCT
  Portfolio Class I                   174,488  17.39      17.67    3,037,831          0.00    0.20    0.75  41.39    42.17
Putnam VT Diversified Income Fund
  Class IB                            388,960  16.35      17.00    6,887,646          3.16    0.20    0.95   6.79     7.60
Putnam VT Growth and Income Fund
  Class IB                            791,936  15.15      17.37   12,432,215          1.66    0.20    0.75  34.66    35.41
Putnam VT International Value Fund
  Class IB                            467,037   9.56      10.77    5,206,801          2.51    0.20    1.45  20.45    21.97
Putnam VT Multi-Cap Growth Fund
  Class IB                              2,925  16.72      16.86       49,309          0.44    0.50    0.75  35.42    35.76
Putnam VT Small Cap Value Fund
  Class IB                             17,021  14.15      31.86      276,055          0.79    0.20    0.75  38.56    39.33
Putnam VT Voyager Fund Class IB        13,049  10.64      17.24      207,795          0.63    0.50    0.75  42.65    43.01
SAST Aggressive Growth Portfolio
  Class 1                             107,822  11.77      17.41    1,538,347          0.00    0.20    0.75  41.87    42.65
SAST Balanced Portfolio Class 1       152,839  16.95      18.85    2,306,189          1.61    0.20    0.75  18.58    19.24
Alger Capital Appreciation
  Portfolio Class 2                   249,000  16.25      20.46    5,171,060          0.36    0.20    1.45  33.24    34.92
Alger Mid Cap Growth Portfolio
  Class 2                             182,950  10.63      13.39    2,968,985          0.34    0.20    1.45  33.89    35.57
UIF Growth Portfolio Class I          183,354  17.46      22.63    3,189,301          0.43    0.20    0.75  46.97    47.78
VALIC Company I Government Money
  Market I Fund                     1,273,784   9.98      10.20   13,099,199          0.01    0.20    1.45  -1.43    -0.19
VALIC Company I International
  Equities Index Fund                 238,168   9.89      17.48    2,621,512          0.00    0.20    0.75  18.10    18.76
VALIC Company I Mid Cap Index Fund    887,398  16.93      25.70   15,589,772          0.00    0.20    1.45  31.20    32.84
VALIC Company I Nasdaq-100 Index
  Fund                                295,262  10.29      18.29    5,132,899          0.00    0.20    0.75  35.21    35.96
VALIC Company I Science &
  Technology Fund                     122,558   7.79      16.92    1,829,945          0.00    0.20    0.75  41.42    42.20
VALIC Company I Small Cap Index
  Fund                                402,209  15.11      27.40    7,347,965          0.00    0.20    0.75  37.60    38.36
VALIC Company I Stock Index Fund    1,404,065  13.32      19.13   21,199,509          0.00    0.20    0.75  30.93    31.65
Vanguard VIF High Yield Bond
  Portfolio                           433,735  15.06      15.07    7,457,681          5.28    0.20    1.45   2.84     4.14
Vanguard VIF REIT Index Portfolio     761,290  11.82      12.34   11,900,404          2.15    0.20    1.45   0.86     2.13

                                             December 31, 2012                  For the Year Ended December 31, 2012
                                    ---------------------------------------- -------------------------------------------
                                                                                               Expense         Total
                                              Unit Value ($)/(a)/             Investment    Ratio (%)/(c)/ Return (%)/(d)/
                                              -------------------    Net        Income      -------------- --------------
Sub-accounts                          Units   Lowest    Highest   Assets ($) Ratio (%)/(b)/ Lowest Highest Lowest  Highest
------------                        --------- ------    -------   ---------- -------------  ------ ------- ------  -------
American Century VP Value Fund
  Class I                             934,942  10.69      21.59   12,587,820          2.00    0.20    0.75  13.72    14.58
Dreyfus IP MidCap Stock Portfolio
  Initial Shares                      278,365  11.91      19.07    3,735,622          0.46    0.20    0.75  18.78    19.44
Dreyfus VIF International Value
  Portfolio Initial Shares             10,563   7.22      12.78       99,312          2.75    0.20    0.95  11.60    12.44
Dreyfus VIF Opportunistic Small
  Cap Portfolio Initial Shares        675,020  10.06      13.71    7,380,409          0.00    0.20    0.75  19.66    20.32
Dreyfus VIF Quality Bond Portfolio
  Initial Shares                      494,395  13.34      19.64    7,079,426          2.98    0.20    0.75   6.20     6.78
Fidelity VIP Asset Manager
  Portfolio Service Class 2           349,745  10.99      16.00    4,353,982          1.29    0.20    0.75  11.39    12.24
Fidelity VIP Contrafund Portfolio
  Service Class 2                   2,017,400   9.79      19.92   25,979,429          1.15    0.20    1.45  14.46    16.15
Fidelity VIP Equity-Income
  Portfolio Service Class 2         1,295,583   9.34      17.73   15,225,678          2.97    0.20    1.45  15.37    17.06
Fidelity VIP Freedom 2020
  Portfolio Service Class 2            31,878  10.57      16.62      369,414          1.89    0.20    0.70  12.28    13.08
Fidelity VIP Freedom 2025
  Portfolio Service Class 2            44,775  10.55      16.09      515,350          1.96    0.20    0.75  13.14    14.80
Fidelity VIP Freedom 2030
  Portfolio Service Class 2            61,498   9.99      16.14      724,478          1.88    0.20    1.45  13.52    15.19
Fidelity VIP Growth Portfolio
  Service Class 2                   1,243,384   8.66      15.89   12,864,156          0.36    0.20    0.75  13.55    14.41
Fidelity VIP Mid Cap Portfolio
  Service Class 2                     507,869  10.48      28.61    8,103,313          0.40    0.20    1.45  12.91    14.57
FTVIP Franklin Mutual Shares VIP
  Fund Class 2                        521,354   9.51      16.07    6,241,600          2.07    0.20    1.45  12.60    14.25
FTVIP Franklin Small Cap Value VIP
  Fund Class 2                        424,063  11.66      24.93    6,804,660          0.79    0.20    1.45  16.68    18.39
FTVIP Franklin Small-Mid Cap
  Growth Securities Fund Class 2        2,951   9.30      11.24       31,091          0.00    0.50    0.75  10.02    10.30
FTVIP Franklin U.S. Government
  Securities VIP Fund Class 2         306,687  12.04      15.40    4,173,166          2.67    0.20    0.75   1.12     1.89
FTVIP Templeton Foreign Securities
  Fund Class 2                        488,547   9.65      17.00    6,170,381          3.03    0.20    0.75  17.35    18.24
Goldman Sachs VIT Strategic Growth
  Fund Institutional Shares           492,233  11.09      14.67    5,592,047          0.72    0.20    0.75  18.99    19.65
Invesco V.I. American Franchise
  Fund Series I                           626   6.29      10.91        5,234          0.00    0.50    0.75  12.88    13.16
Invesco V.I. Core Equity Fund
  Series I                            686,192  11.08      12.88    7,754,263          0.97    0.20    0.75  13.03    13.65
Invesco V.I. Global Real Estate
  Fund Series I                         7,245   8.99      16.84       97,299          0.60    0.20    0.70  27.22    27.86
Invesco V.I. Government Securities
  Fund Series I                         8,468  10.82      10.87       91,887          3.08    0.50    0.75   1.71     1.96
Invesco V.I. Growth and Income
  Fund Series I                       617,841   9.75      16.38    7,796,561          1.53    0.20    0.95  13.55    14.64

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. Financial Highlights - Continued


                                             December 31, 2012                  For the Year Ended December 31, 2012
                                    ---------------------------------------- -------------------------------------------
                                                                                               Expense         Total
                                              Unit Value ($)/(a)/             Investment    Ratio (%)/(c)/ Return (%)/(d)/
                                              -------------------    Net        Income      -------------- --------------
Sub-accounts                          Units   Lowest    Highest   Assets ($) Ratio (%)/(b)/ Lowest Highest Lowest  Highest
------------                        --------- ------    -------   ---------- -------------  ------ ------- ------  -------
Invesco V.I. High Yield Fund
  Series I                            202,848  11.17      11.28    2,269,149          5.11    0.20    0.75  16.30    16.94
Invesco V.I. International Growth
  Fund Series I                       680,010   9.12      21.69    8,335,300          1.46    0.20    1.45  13.87    15.54
Janus Aspen Enterprise Portfolio
  Service Shares                      335,792   8.86      23.16    4,068,669          0.00    0.20    0.75  16.11    16.99
Janus Aspen Forty Portfolio
  Service Shares                       29,377   9.33      16.36      309,675          0.62    0.20    0.95  22.68    23.61
Janus Aspen Global Research
  Portfolio Service Shares            290,208   7.49      12.87    2,642,859          0.77    0.20    0.75  18.96    19.62
Janus Aspen Overseas Portfolio
  Service Shares                      842,700   7.70      24.09    9,503,268          0.60    0.20    1.45  11.55    13.19
JP Morgan Insurance Trust Core
  Bond Portfolio Class 1                6,314  12.81      13.05       81,396          4.29    0.20    0.70   4.60     5.12
JP Morgan Insurance Trust Mid Cap
  Value Portfolio Class 1              36,790  19.23      19.62      710,812          1.08    0.20    0.75  19.48    20.14
JP Morgan Insurance Trust Small
  Cap Core Portfolio Class 1          218,178  11.44      18.72    2,763,083          0.21    0.20    0.75  18.83    19.73
MFS VIT Core Equity Series Initial
  Class                               284,309   8.78      14.99    3,169,925          0.79    0.20    0.75  15.36    16.00
MFS VIT Growth Series Initial Class   751,222   7.95      18.27    8,544,313          0.00    0.20    0.75  16.51    17.15
MFS VIT New Discovery Series
  Initial Class                       303,535  13.22      23.29    4,558,624          0.00    0.20    1.45  19.48    21.23
MFS VIT Research Series Initial
  Class                               168,723  10.74      17.07    2,043,000          0.80    0.20    0.75  16.39    17.28
MFS VIT Total Return Series
  Initial Class                        47,066   8.05      11.47      446,828          2.86    0.50    0.75  10.42    10.70
Neuberger Berman AMT Large Cap
  Value Portfolio Class I               3,123   8.66      13.74       28,183          0.42    0.50    0.75  15.73    16.02
Neuberger Berman AMT Mid-Cap
  Growth Portfolio Class I            366,791  10.21      19.25    4,618,123          0.00    0.20    1.45  10.79    12.42
Neuberger Berman AMT Socially
  Responsive Portfolio Class I          4,558  10.21      16.11       48,236          0.24    0.20    0.70  10.20    10.76
Oppenheimer Conservative Balanced
  Fund/VA Non Service Shares          130,271   8.45      12.96    1,389,796          1.30    0.20    1.45  10.72    12.35
Oppenheimer Global Fund/VA Non
  Service Shares                      369,438  10.10      25.26    5,596,885          2.17    0.20    1.45  19.52    21.27
Oppenheimer Global Strategic
  Income Fund/VA Non Service Shares     4,341             10.17       44,134          0.00    0.50    0.75   1.66     1.70
PIMCO VIT CommodityRealReturn
  Strategy Portfolio Admin Class      152,437   7.71      13.88    1,542,031          2.78    0.20    1.45   3.87     5.40
PIMCO VIT Global Bond Portfolio
  (Unhedged) Admin Class                3,695  13.89      15.79       54,581          1.68    0.20    0.70   6.19     6.73
PIMCO VIT Real Return Portfolio
  Admin Class                         892,900  13.57      24.63   14,799,219          1.09    0.20    0.75   7.94     8.76
PIMCO VIT Short-Term Portfolio
  Admin Class                         555,092  10.86      13.83    6,644,323          0.73    0.20    1.45   1.29     2.78
PIMCO VIT Total Return Portfolio
  Admin Class                       1,116,915  13.88      21.72   17,972,323          2.63    0.20    1.45   8.01     9.60
Pioneer Fund VCT Portfolio Class I    148,553  10.14      12.65    1,516,410          1.60    0.20    0.75   9.42    10.02
Pioneer Mid Cap Value VCT
  Portfolio Class I                    79,635   9.63      15.49      873,297          1.06    0.20    1.45   9.51    11.12
Pioneer Select Mid Cap Growth VCT
  Portfolio Class I                   193,725  12.26      12.70    2,379,278          0.00    0.20    0.75   6.22     6.81
Putnam VT Diversified Income Fund
  Class IB                            402,710  12.92      20.32    6,829,890          5.59    0.20    0.95  10.47    11.53
Putnam VT Growth and Income Fund
  Class IB                            829,395  11.04      13.20    9,733,019          1.73    0.20    0.75  18.24    18.90
Putnam VT International Value Fund
  Class IB                            478,649   7.73      16.30    4,530,628          2.94    0.20    1.45  19.95    21.71
Putnam VT Multi-Cap Growth Fund
  Class IB                              2,557  12.35      12.42       31,738          0.25    0.50    0.75  15.89    16.18
Putnam VT Small Cap Value Fund
  Class IB                             15,566  10.16      22.99      186,076          0.45    0.20    0.75  16.61    17.25
Putnam VT Voyager Fund Class IB        12,707   7.46      12.05      114,313          0.40    0.50    0.75  13.37    13.66
SAST Aggressive Growth Portfolio
  Class 1                             101,251   8.25      17.46    1,081,476          0.00    0.20    0.75  15.35    16.23
SAST Balanced Portfolio Class 1       127,008  11.47      15.81    1,698,860          1.39    0.20    0.75  12.28    13.14
Alger Capital Appreciation
  Portfolio Class 2                   210,287  10.89      24.88    3,881,078          1.10    0.20    1.45  16.59    18.31
Alger Mid Cap Growth Portfolio
  Class 2                             178,218   7.54      18.44    2,301,200          0.00    0.20    1.45  14.53    16.22
UIF Growth Portfolio Class I          214,963  10.74      17.51    2,534,261          0.00    0.20    0.75  13.52    14.15
VALIC Company I Government Money
  Market I Fund                     1,335,241   9.83      12.60   13,944,313          0.01    0.20    1.45  -1.43     0.02
VALIC Company I International
  Equities Index Fund                 246,412   7.54      14.80    2,344,533          2.78    0.20    0.75  16.15    17.03
VALIC Company I Mid Cap Index Fund    926,155  12.03      30.28   12,752,712          1.01    0.20    1.45  15.83    17.53
VALIC Company I Nasdaq-100 Index
  Fund                                327,323   7.51      21.52    3,855,505          0.48    0.20    0.75  17.06    17.95
VALIC Company I Science &
  Technology Fund                     130,357   5.49      18.64    1,294,304          0.00    0.20    0.75  11.30    12.15
VALIC Company I Small Cap Index
  Fund                                406,952  10.92      19.92    5,593,379          1.21    0.20    0.75  15.19    16.07
VALIC Company I Stock Index Fund    1,538,212  10.12      17.06   17,797,241          1.75    0.20    0.75  14.71    15.59
Vanguard VIF High Yield Bond
  Portfolio                           445,329  14.33      21.12    7,537,292          5.50    0.20    1.45  12.65    14.30
Vanguard VIF REIT Index Portfolio     743,005  11.13      35.59   12,444,603          2.02    0.20    1.45  15.77    17.47

(a)Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.
(b)These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.
(c)These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.
(d)These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These expenses do not include any expenses assessed through redemption of units. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. Financial Highlights - Continued

     range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

7. Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through April 24, 2017, the date the financial statements were issued.

American General Life
Insurance Company

Audited GAAP Financial Statements
At December 31, 2016 and 2015 and for each of the three years ended December 31, 2016

AMERICAN GENERAL LIFE INSURANCE COMPANY

TABLE OF CONTENTS

                                                                           Page
                                                                           ----
CONSOLIDATED FINANCIAL STATEMENTS
Independent Auditor's Report                                                 2
Consolidated Balance Sheet at December 31, 2016 and 2015                     3
Consolidated Statements of Income for each of the years ended
  December 31, 2016, 2015 and 2014                                           4
Consolidated Statements of Comprehensive Income (Loss) for each of the
  years ended December 31, 2016, 2015 and 2014                               5
Consolidated Statements of Equity for each of the years ended
  December 31, 2016, 2015 and 2014                                           6
Consolidated Statements of Cash Flows for each of the years ended
  December 31, 2016, 2015 and 2014                                           7

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1.   Basis of Presentation                                                   8
2.   Summary of Significant Accounting Policies                              9
3.   Fair Value Measurements                                                14
4.   Investments                                                            33
5.   Lending Activities                                                     43
6.   Reinsurance                                                            45
7.   Derivatives and Hedge Accounting                                       46
8.   Deferred Policy Acquisition Costs and Deferred Sales Inducements       49
9.   Variable Interest Entities                                             52
10.  Insurance Liabilities                                                  54
11.  Variable Life and Annuity Contracts                                    57
12.  Debt                                                                   59
13.  Commitments and Contingencies                                          60
14.  Equity                                                                 62
15.  Statutory Financial Data and Restrictions                              63
16.  Benefit Plans                                                          64
17.  Income Taxes                                                           64
18.  Related Party Transactions                                             67
19.  Subsequent Events                                                      68

                        Report of Independent Auditors

To the Board of Directors of
American General Life Insurance Company

We have audited the accompanying consolidated financial statements of American General Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., which comprise the consolidated balance sheets as of December 31, 2016 and 2015, and the related consolidated statements of income, comprehensive income (loss), equity and cash flows for each of the three years in the period ended
December 31, 2016.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016 in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

April 24, 2017

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

                                                                  December 31,
                                                               -----------------
(in millions, except for share data)                             2016     2015
------------------------------------                           -------- --------
Assets:
   Investments:
       Fixed maturity securities:
          Bonds available for sale, at fair value
            (amortized cost: 2016 - $96,184; 2015 -
            $96,119)                                           $100,867 $ 99,086
          Other bond securities, at fair value                    3,047    3,545
       Equity securities:
          Common and preferred stock, available for
            sale, at fair value (cost: 2016 - $10;
            2015 - $15)                                              15       18
          Other common and preferred stock, at fair
            value                                                     4       --
       Mortgage and other loans receivable, net of
         allowance                                               16,458   14,598
       Other invested assets (portion measured at fair
         value: 2016 - $1,508; 2015 - $2,684)                     3,498    5,687
       Short-term investments (portion measured at
         fair value: 2016 - $3,122; 2015 - $1,625)                3,347    1,850
                                                               -------- --------
          Total investments                                     127,236  124,784
   Cash                                                             173      317
   Accrued investment income                                      1,051    1,055
   Amounts due from related parties                               1,097      520
   Premiums and other receivables - net of allowance                789      698
   Reinsurance assets, net of allowance                           1,572    1,665
   Deferred policy acquisition costs                              6,787    6,401
   Current income tax receivable                                     --      121
   Deferred income taxes                                          1,610      445
   Other assets (including restricted cash of $1 in
     2016 and $4 in 2015)                                         2,562    2,186
   Separate account assets, at fair value                        44,174   41,894
                                                               -------- --------
Total assets                                                   $187,051 $180,086
                                                               ======== ========
Liabilities:
   Future policy benefits for life and accident and
     health insurance contracts                                $ 33,112 $ 31,576
   Policyholder contract deposits (portion measured at
     fair value: 2016 - $2,743; 2015 - $2,104)                   78,613   75,642
   Policy claims and benefits payable                               702      685
   Other policyholder funds                                       2,034    2,090
   Current income tax payable                                        71       --
   Notes payable - to affiliates (portion measured at
     fair value: 2016 - $568; 2015 - $474)                        1,259      717
   Notes payable - to third parties                                 220      406
   Amounts due to related parties                                 1,134      792
   Securities lending payable                                     2,142      962
   Other liabilities                                              3,548    3,864
   Separate account liabilities                                  44,174   41,894
                                                               -------- --------
Total liabilities                                               167,009  158,628
                                                               -------- --------
Commitments and contingencies (see Note 13)

American General Life Insurance Company (AGL)
  shareholder's equity:
   Preferred stock, $100 par value; 8,500 shares
     authorized, issued and outstanding                               1        1
   Common stock, $10 par value; 600,000 shares
     authorized, issued and outstanding                               6        6
   Additional paid-in capital                                    16,673   18,546
   Retained earnings (accumulated deficit)                           --      575
   Accumulated other comprehensive income                         3,295    2,333
                                                               -------- --------
Total AGL shareholder's equity                                   19,975   21,461
Noncontrolling interests                                             67       (3)
                                                               -------- --------
Total equity                                                     20,042   21,458
                                                               -------- --------
Total liabilities and equity                                   $187,051 $180,086
                                                               ======== ========

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME

                                                        Years Ended December 31,
                                                       -------------------------
(in millions)                                            2016     2015     2014
-------------                                          -------  -------  -------
Revenues:
   Premiums                                            $ 1,722  $ 2,628  $ 1,666
   Policy fees                                           2,078    2,090    1,985
   Net investment income                                 6,318    6,118    6,925
   Net realized capital losses:
       Total other-than-temporary impairments on
         available-for-sale securities                    (210)    (197)     (81)
       Portion of other-than-temporary
         impairments on available-for-sale fixed
         maturity securities recognized in other
         comprehensive income (loss)                       (17)     (22)     (23)
                                                       -------  -------  -------
       Net other-than-temporary impairments on
         available-for-sale securities recognized
         in net income                                    (227)    (219)    (104)
       Other realized capital (losses) gains              (903)     141       30
                                                       -------  -------  -------
   Total net realized capital losses:                   (1,130)     (78)     (74)
       Other income                                      1,237    2,268    2,580
                                                       -------  -------  -------
Total revenues                                          10,225   13,026   13,082
                                                       -------  -------  -------
Benefits and expenses:
   Policyholder benefits                                 4,644    5,276    4,224
   Interest credited to policyholder account
     balances                                            2,211    2,178    2,234
   Amortization of deferred policy acquisition
     costs                                                 261      787      658
   General operating and other expenses                  2,139    3,087    3,014
   Net (gain) loss on sale of divested businesses         (238)      --       --
                                                       -------  -------  -------
Total benefits and expenses                              9,017   11,328   10,130
                                                       -------  -------  -------
Income before income tax expense                         1,208    1,698    2,952
Income tax expense (benefit):
   Current                                               1,248      549      401
   Deferred                                               (951)    (111)     533
                                                       -------  -------  -------
Income tax expense                                         297      438      934
                                                       -------  -------  -------
Net income                                                 911    1,260    2,018
Less:
Net income attributable to noncontrolling
  interests                                                  1       --       --
                                                       -------  -------  -------
Net income attributable to AGL                         $   910  $ 1,260  $ 2,018
                                                       =======  =======  =======

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)


                                                      Years Ended December 31,
                                                      -----------------------
  (in millions)                                        2016     2015    2014
  Net income                                          $  911  $ 1,260  $2,018
                                                      ------  -------  ------
  Other comprehensive income (loss), net of tax
     Change in unrealized appreciation
       (depreciation) of fixed maturity investments
       on which other-than- temporary credit
       impairments were recognized                       (34)    (225)     48
     Change in unrealized appreciation
       (depreciation) of all other investments         1,457   (4,368)  3,900
     Adjustments to deferred policy acquisition
       costs, value of business acquired and
       deferred sales inducements                       (100)     442    (152)
     Change in unrealized insurance loss recognition    (361)     551    (556)
     Change in foreign currency translation
       adjustments                                        --       (2)     (5)
                                                      ------  -------  ------
  Other comprehensive income (loss)                      962   (3,602)  3,235
                                                      ------  -------  ------
  Comprehensive income (loss)                          1,873   (2,342)  5,253
  Comprehensive income attributable to
    noncontrolling interests                               1       --      --
                                                      ------  -------  ------
  Comprehensive income (loss) attributable to AGL     $1,872  $(2,342) $5,253
                                                      ======  =======  ======

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF EQUITY


                                                             Retained    Accumulated  Total AGL
                                                Additional   Earnings       Other      Share-      Non-
                               Preferred Common  Paid-in   (Accumulated Comprehensive holder's  controlling  Total
(in millions)                    Stock   Stock   Capital     Deficit)      Income      Equity    Interests   Equity
-------------                  --------- ------ ---------- ------------ ------------- --------- ----------- -------
Balance, January 1, 2014          $ 1     $ 6    $23,163     $  (252)      $ 2,700     $25,618     $ 164    $25,782
                                  ---     ---    -------     -------       -------     -------     -----    -------
Net income attributable to
 AGL or other noncontrolling
 interests                         --      --         --       2,018            --       2,018        --      2,018
Dividends                          --      --         --      (1,548)           --      (1,548)       --     (1,548)
Other comprehensive income         --      --         --          --         3,235       3,235        --      3,235
Capital contributions from
 Parent                            --      --         58          --            --          58        --         58
Deconsolidation of VIEs            --      --         --          --            --          --      (167)      (167)
Return of capital                  --      --     (4,707)         --            --      (4,707)       --     (4,707)
Other                              --      --         --          --            --          --         3          3
                                  ---     ---    -------     -------       -------     -------     -----    -------
Balance, December 31, 2014        $ 1     $ 6    $18,514     $   218       $ 5,935     $24,674     $  --    $24,674
                                  ===     ===    =======     =======       =======     =======     =====    =======
Net income attributable to
 AGL or other noncontrolling
 interests                         --      --         --       1,260            --       1,260        --      1,260
Dividends                          --      --         --        (903)           --        (903)       --       (903)
Other comprehensive loss           --      --         --          --        (3,602)     (3,602)       --     (3,602)
Capital contributions from
 Parent                            --      --         32          --            --          32        --         32
Other                              --      --         --          --            --          --        (3)        (3)
                                  ---     ---    -------     -------       -------     -------     -----    -------
Balance, December 31, 2015        $ 1     $ 6    $18,546     $   575       $ 2,333     $21,461     $  (3)   $21,458
                                  ===     ===    =======     =======       =======     =======     =====    =======
Net income attributable to
 AGL or other noncontrolling
 interests                         --      --         --         910            --         910         1        911
Dividends                          --      --         --      (1,491)           --      (1,491)       --     (1,491)
Other comprehensive income         --      --         --          --           962         962        --        962
Net increase due to
 acquisitions and
 consolidations                    --      --         --          --            --          --        65         65
Capital contributions from
 Parent                            --      --         12          --            --          12        --         12
Return of capital                  --      --     (1,885)         --            --      (1,885)       --     (1,885)
Deconsolidation of VIEs            --      --         --           6            --           6         3          9
Other                              --      --         --          --            --          --         1          1
                                  ---     ---    -------     -------       -------     -------     -----    -------
Balance, December 31, 2016        $ 1     $ 6    $16,673     $    --       $ 3,295     $19,975     $  67    $20,042
                                  ===     ===    =======     =======       =======     =======     =====    =======

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                   Years Ended December 31,
                                                                 ----------------------------
(in millions)                                                      2016      2015      2014
-------------                                                    --------  --------  --------
Cash flows from operating activities:
   Net income                                                    $    911  $  1,260  $  2,018
                                                                 --------  --------  --------
   Adjustments to reconcile net income to net cash provided
     by operating activities:
       Interest credited to policyholder account balances           2,211     2,178     2,234
       Amortization of deferred policy acquisition costs              261       787       658
       Fees charged for policyholder contract deposits             (1,337)   (1,203)   (1,172)
       Net realized capital losses                                  1,130        78        74
       Net (gains) on sale of divested businesses                    (238)       --        --
       Unrealized losses (gains) in earnings, net                     (41)       25      (280)
       Equity in (income) losses of partnerships and other
         invested assets                                               92       (32)     (459)
       Accretion of net premium/discount on investments              (828)     (710)     (760)
       Capitalized interest                                           (71)      (59)      (82)
       Provision for deferred income taxes                           (951)     (111)      533
   Changes in operating assets and liabilities:
       Accrued investment income                                        4       (13)       32
       Amounts due to/from related parties                           (236)       62       473
       Reinsurance assets                                              93       (49)       58
       Deferred policy acquisition costs                             (805)     (983)     (875)
       Current income tax receivable/payable                        1,201       448       200
       Future policy benefits and other policyholder funds            932     1,193       675
       Other, net                                                    (223)     (220)       64
                                                                 --------  --------  --------
   Total adjustments                                                1,194     1,391     1,373
                                                                 --------  --------  --------
Net cash provided by operating activities                           2,105     2,651     3,391
                                                                 ========  ========  ========
Cash flows from investing activities:
Proceeds from (payments for)
   Sales or distribution of:
       Available-for-sale investments                               8,353     7,514     5,852
       Other investments, excluding short-term investments          2,796     2,670     1,310
       Divested businesses, net                                       238        --        --
   Redemption and maturities of fixed maturity securities
     available for sale                                             8,831     7,837     7,833
   Principal payments received on sales and maturities of
     mortgage and other loans receivable                            2,892     2,094     1,747
   Redemption and maturities of other investments,
     excluding short-term investments                                 230       196       178
   Purchases of:
       Available-for-sale investments                             (19,834)  (17,431)  (13,290)
       Mortgage and other loans receivable                         (5,100)   (4,932)   (3,572)
       Other investments, excluding short-term investments           (607)   (2,442)     (930)
   Net change in restricted cash                                        3       392      (213)
   Net change in short-term investments                            (1,497)     (469)    2,515
   Other, net                                                      (1,075)     (179)       46
                                                                 --------  --------  --------
Net cash provided by (used in) investing activities                (4,770)   (4,750)    1,476
                                                                 ========  ========  ========
Cash flows from financing activities:
   Policyholder contract deposits                                  10,529    10,208     9,524
   Policyholder contract withdrawals                               (7,478)   (7,112)   (7,006)
   Net exchanges to/from separate accounts                           (870)   (1,239)   (1,525)
   Change in repurchase agreements                                     18       281       225
   Repayment of notes payable                                        (286)     (221)       --
   Issuance of notes payable                                          603       100       494
   Change in securities lending payable                             1,180       962    (2,514)
   Change in cash overdrafts                                           45        --        --
   Dividends and return of capital paid to Parent Company,
     net of cash contributions                                     (1,220)     (824)   (4,017)
   Other, net                                                          --        (2)       21
                                                                 --------  --------  --------
Net cash provided by (used in) financing activities                 2,521     2,153    (4,798)
                                                                 ========  ========  ========
Net increase (decrease) in cash                                      (144)       54        69
Cash at beginning of year                                             317       263       194
                                                                 --------  --------  --------
Cash at end of year                                              $    173  $    317  $    263
                                                                 ========  ========  ========
Supplementary Disclosure of Consolidated Cash Flow
  Information
Cash paid during the period for:
   Interest                                                      $      7  $      9  $      7
   Taxes                                                               42        91       194
Non-cash investing/financing activities:
   Sales inducements credited to policyholder contract
     deposits                                                          12        13        20
   Non-cash dividends                                               2,156       237     2,238
   Settlement of non-cash dividends payable                            --     1,292        --
   Non-cash contributions from Parent                                  12        32        58
                                                                 ========  ========  ========

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

American General Life Insurance Company, including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), an indirect, wholly owned subsidiary of American International Group, Inc. (AIG Parent). Unless the context indicates otherwise, the terms "AGL," "the Company," "we," "us" or "our" mean American General Life Insurance Company and its consolidated entities, and the term "AIG Parent" means American International Group, Inc. and not any of AIG Parent's consolidated subsidiaries.

We are a leading provider of individual term and universal life insurance solutions to middle-income and high net worth customers, as well as a leading provider of fixed and variable annuities. Our primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, single- and flexible-premium deferred fixed and variable annuities, fixed index deferred annuities, single-premium immediate and delayed-income annuities, private placement variable annuities, structured settlements, corporate and bank-owned life insurance, terminal funding annuities, guaranteed investment contracts (GICs) and funding agreements, stable value wrap products and group benefits. We distribute our products through independent marketing organizations, independent insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants, and direct-to-consumer through AIG Direct. We also provide support services to certain affiliated insurance companies through our subsidiaries, AIG Enterprise Services LLC (AIGES) and SunAmerica Asset Management LLC (SAAMCo).

SAAMCo and its wholly owned distributor, AIG Capital Services, Inc. (AIGCS), and its wholly owned servicing agent, SunAmerica Fund Services, Inc. (SFS), represent our asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds and variable subaccounts offered within our variable annuity and variable universal life products, and by distributing retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

In May 2016, we sold AIG Advisor Group, our network of independent broker-dealers, to investment funds affiliated with Lightyear Capital LLC and PSP Investments. Our consolidated Balance Sheet at December 31, 2015 reflected the assets and liabilities of AIG Advisor Group, which included $69 million of receivables, $286 million of other assets, $56 million of cash, $45 million of invested assets, $17 million of deferred income tax assets and $104 million of other liabilities. Our consolidated Statements of Income included total revenues and expenses of AIG Advisor Group of $477 million and $193 million, respectively, in 2016 and total revenues and expenses of $1.4 billion and $1.3 billion, respectively, in both 2015 and 2014.

Our operations are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of our insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. We are exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. We control our exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of our assets and liabilities, monitoring and limiting prepayments and extension risk in our portfolio, maintaining a large percentage of our portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. We are also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect our exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States
(GAAP). All significant intercompany accounts and transactions have been eliminated. Certain prior period items have been reclassified to conform to the current period's presentation.

The consolidated financial statements include the accounts of the Company, our controlled subsidiaries (generally through a greater than 50 percent ownership of voting rights and voting interests), and variable interest entities (VIEs) of which we are the primary beneficiary. Equity investments in entities that we do not consolidate, including corporate

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

entities in which we have significant influence, and partnership and partnership-like entities in which we have more than minor influence over the operating and financial policies, are accounted for under the equity method unless we have elected the fair value option.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that we believe are most dependent on the application of estimates and assumptions are considered our critical accounting estimates and are related to the determination of:

..   income tax assets and liabilities, including recoverability of our net deferred tax asset and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset;

..   reinsurance assets;

..   valuation of future policy benefit liabilities and timing and extent of loss recognition;

..   valuation of liabilities for guaranteed benefit features of variable annuity products;

..   estimated gross profits (EGP) to value deferred policy acquisition costs
    (DAC) for investment-oriented products;

..   impairment charges, including other-than-temporary impairments on available-for-sale securities and impairment on other invested assets;

..   liability for legal contingencies; and

..   fair value measurements of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, our consolidated financial condition, results of operations and cash flows could be materially affected.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following table identifies our significant accounting policies presented in other Notes to these Consolidated Financial Statements, with a reference to the Note where a detailed description can be found:

Note 3.  Fair Value Measurements
             .  Short-term investments
Note 4.  Investments
             .  Fixed maturity and equity
                securities
             .  Other invested assets
             .  Net investment income
             .  Net realized capital gains
                (losses)
             .  Other-than-temporary
                impairments
Note 5.  Lending Activities
             .  Mortgage and other loans
                receivable - net of allowance
Note 6.  Reinsurance
             .  Reinsurance assets, net of
                allowance
Note 7.  Derivatives and Hedge Accounting
             .  Derivative assets and
                liabilities, at fair value
Note 8.  Deferred Policy Acquisition Costs and
         Deferred Sales Inducements
             .  Deferred policy acquisition
                costs
             .  Amortization of deferred
                policy acquisition costs
             .  Deferred sales inducements

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Note 9.   Variable Interest Entities
Note 10.  Insurance Liabilities
              .  Future policy benefits
              .  Policyholder contract deposits
              .  Other policyholder funds
Note 11.  Variable Life and Annuity Contracts
Note 12.  Debt
              .  Long-term debt
Note 13.  Commitments and Contingencies
              .  Legal contingencies
Note 17.  Income Taxes

Other significant accounting policies

Premiums for long-duration life insurance products and life contingent annuities are recognized as revenues when due. Estimates for premiums due but not yet collected are accrued. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross premium received and the net premium is deferred and recognized in policyholder benefits in the Consolidated Statements of Income.

Premiums on accident and health policies are earned primarily on a pro rata basis over the term of the related coverage. The reserves for unearned premiums include the portion of premiums written relating to the unexpired terms of coverage.

Reinsurance premiums ceded are recognized as a reduction in revenues over the period the reinsurance coverage is provided in proportion to the risks to which the premiums relate.

Policy fees represent fees recognized from universal life and investment-type products consisting of policy charges for the cost of insurance or mortality and expense charges, policy administration charges, surrender charges and amortization of unearned revenue reserves. Policy fees are recognized as revenues in the period in which they are assessed against policyholders, unless the fees are designed to compensate us for services to be provided in the future. Fees deferred as unearned revenue are amortized in relation to the incidence of EGP to be realized over the estimated lives of the contracts, similar to DAC.

Other income primarily includes advisory fees and commissions from the broker dealer business, ceded commission and expense allowances and income from legal settlements.

Cash represents cash on hand and non-interest bearing demand deposits.

Short-term investments consist of interest-bearing cash equivalents, time deposits, securities purchased under agreements to resell, and investments, such as commercial paper, with original maturities within one year from the date of purchase.

Premiums and other receivables - net of allowance include premium balances receivable, amounts due from agents and brokers and policyholders, and other receivables.

Other assets consist of prepaid expenses, deposits, other deferred charges, real estate, other fixed assets, capitalized software costs, deferred sales inducements, restricted cash and freestanding derivative assets.

Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. Each account has specific investment objectives and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise from any of our other businesses. The liabilities for these accounts are equal to the account assets. Separate accounts may also include deposits for funds held under stable value wrap funding agreements, although the majority of stable value wrap sales are measured based on the notional amount included in assets under management and do not include the receipt of funds. For a more detailed discussion of separate accounts, see Note 11.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Other liabilities include other funds on deposit, other payables, securities sold under agreements to repurchase and freestanding derivative liabilities.

Accounting Standards Adopted During 2016

Measuring the Financial Assets and the Financial Liabilities of a Consolidated Collateralized Financing Entity

In August 2014, the Financial Accounting Standards Board (FASB) issued an accounting standard that allows a reporting entity to measure the financial assets and financial liabilities of a qualifying consolidated collateralized financing entity using the fair value of either its financial assets or financial liabilities, whichever is more observable.

We adopted the standard retrospectively on its required effective date of January 1, 2016. The adoption of this standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Amendments to the Consolidation Analysis

In February 2015, the FASB issued an accounting standard that affects reporting entities that are required to evaluate whether they should consolidate certain legal entities. Specifically, the amendments modify the evaluation of whether limited partnerships and similar legal entities are variable interest entities
(VIEs) or voting interest entities; eliminate the presumption that a general partner should consolidate a limited partnership; affect the consolidation analysis of reporting entities that are involved with VIEs, particularly those that have fee arrangements and related party relationships; and provide a scope exception from consolidation guidance for reporting entities with interests in legal entities that are required to comply with or operate in accordance with requirements that are similar to those in Rule 2a-7 of the Investment Company Act of 1940 for registered money market funds.

We adopted the standard prospectively on its required effective date of January 1, 2016. The adoption of this standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Simplifying the Presentation of Debt Issuance Costs

In April 2015, the FASB issued an accounting standard that amends the guidance for debt issuance costs by requiring such costs to be presented as a deduction to the corresponding debt liability, rather than as an asset, and for the amortization of such costs to be reported as interest expense. The amendments are intended to simplify the presentation of debt issuance costs and make it consistent with the presentation of debt discounts or premiums. The amendments, however, do not change the recognition and measurement guidance applicable to debt issuance costs.

We adopted the standard retrospectively on its required effective date of January 1, 2016. Because the new standard did not affect accounting recognition or measurement of debt issuance costs, the adoption of the standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent)

In May 2015, the FASB amended the standard on fair value disclosures for investments for which fair value is measured using the net asset value (NAV) per share (or its equivalent) as a practical expedient. The amendments in this update remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. In addition, the amendment removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share as a practical expedient.

We adopted the standard retrospectively on its required effective date of January 1, 2016. The adoption of this standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Disclosures of Uncertainties about an Entity's Ability to Continue as a Going Concern

In August 2014, the FASB issued an accounting standard that requires management to evaluate and disclose if there are conditions or events that raise substantial doubt about an entity's ability to continue as a going concern even if the entity's liquidation is not imminent. In those situations, financial statements should continue to be prepared under the going concern basis of accounting, but this new standard requires an evaluation to determine whether to disclose information about the relevant conditions and events. Currently under U.S. GAAP there is no guidance about management's responsibility under this standard. U.S. auditing standards and federal securities law require that an auditor evaluate whether there is substantial doubt about an entity's ability to continue as a going concern for a reasonable period of time not to exceed one year beyond the date of the financial statements being audited.

We adopted the standard on its required effective date of December 31, 2016. The adoption of this standard did not have an effect on our consolidated financial condition, results of operations or cash flows.

Future Application of Accounting Standards

Revenue Recognition

In May 2014, the FASB issued an accounting standard that supersedes most existing revenue recognition guidance. The standard excludes from its scope the accounting for insurance contracts, leases, financial instruments, and certain other agreements that are governed under other GAAP guidance, but could affect the revenue recognition for certain of our other activities.

The standard is effective on January 1, 2018 and may be applied retrospectively or through a cumulative effect adjustment to retained earnings at the date of adoption. Early adoption is permitted as of January 1, 2017, including interim periods. We are currently evaluating the impact to our revenue sources that are in scope of the standard. However, as the majority of our revenue sources are not in scope of the standard, we do not expect the adoption of the standard to have a material effect on our reported consolidated financial condition, results of operations or cash flows.

Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB issued an accounting standard that will require equity investments that do not follow the equity method of accounting or are not subject to consolidation to be measured at fair value with changes in fair value recognized in earnings, while financial liabilities for which fair value option accounting has been elected, changes in fair value due to instrument-specific credit risk will be presented separately in other comprehensive income. The standard allows the election to record equity investments without readily determinable fair values at cost, less impairment, adjusted for subsequent observable price changes with changes in the carrying value of the equity investments recorded in earnings. The standard also updates certain fair value disclosure requirements for financial instruments carried at amortized cost.

The standard is effective on January 1, 2018, with early adoption of certain provisions permitted. We are assessing the impact of the standard on our reported consolidated financial condition, results of operations and cash flows.

Leases

In February 2016, the FASB issued an accounting standard that will require lessees with lease terms of more than 12 months to recognize a right of use asset and a corresponding lease liability on their balance sheets. For income statement purposes, the FASB retained a dual model, requiring leases to be classified as either operating leases or finance leases.

The standard is effective on January 1, 2019, with early adoption permitted using a modified retrospective approach. We are assessing the impact of the standard on our reported consolidated financial condition, results of operations and cash flows. We are currently quantifying the expected gross up of our balance sheet for a right to use asset and a lease liability as required by the standard.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Derivative Contract Novations

In March 2016, the FASB issued an accounting standard that clarifies that a change in the counterparty (novation) to a derivative instrument that has been designated as a hedging instrument does not, in and of itself, require de-designation of that hedging relationship provided that all other hedge accounting criteria continue to be met.

We will adopt the standard on its January 1, 2017 effective date, and do not expect the adoption of the standard will have a material effect on our reported consolidated financial condition, results of operations or cash flows.

Contingent Put and Call Options in Debt Instruments

In March 2016, the FASB issued an accounting standard that clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. The standard requires an evaluation of embedded call (put) options solely on a four-step decision sequence that requires an entity to consider whether (1) the amount paid upon settlement is adjusted based on changes in an index, (2) the amount paid upon settlement is indexed to an underlying other than interest rates or credit risk, (3) the debt involves a substantial premium or discount and (4) the put or call option is contingently exercisable.

We will adopt the standard on its January 1, 2017 effective date, and do not expect the adoption of the standard will have a material effect on our reported consolidated financial condition, results of operations or cash flows.

Simplifying the Transition to the Equity Method of Accounting

In March 2016, the FASB issued an accounting standard that eliminates the requirement that when an investment qualifies for use of the equity method as a result of an increase in the level of ownership interest or degree of influence, an investor must adjust the investment, results of operations, and retained earnings retroactively on a step-by-step basis as if the equity method had been in effect during all previous periods during which the investment had been held.

We will adopt the standard on its January 1, 2017 effective date, and do not expect the adoption of the standard will have a material effect on our reported consolidated financial condition, results of operations or cash flows.

Financial Instruments - Credit Losses

In June 2016, the FASB issued an accounting standard that will change how entities account for credit losses for most financial assets. The standard will replace the existing incurred loss impairment model with a new "current expected credit loss model" and will apply to financial assets subject to credit losses, those measured at amortized cost and certain off-balance sheet credit exposures. The impairment for available-for-sale debt securities will be measured in a similar manner, except that losses will be recognized as allowances rather than reductions in the amortized cost of the securities. The standard will also require additional information to be disclosed in the footnotes.

The standard is effective on January 1, 2020, with early adoption permitted on January 1, 2019. We are assessing the impact of the standard on our reported consolidated financial condition, results of operations and cash flows, but we expect an increase in our allowances for credit losses. The amount of the increase will be impacted by our portfolio composition and quality at the adoption date as well as economic conditions and forecasts at that time.

Classification of Certain Cash Receipts and Cash Payments

In August 2016, the FASB issued an accounting standard that addresses diversity in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The amendments provide clarity on the treatment of eight specifically defined types of cash inflows and outflows. The standard is effective on January 1, 2018, with early adoption permitted as long as all amendments are included in the same period.

The standard addresses presentation in the Statement of Cash Flows only and will have no effect on our reported consolidated financial condition or results of operations.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Intra-Entity Transfers of Assets Other than Inventory

In October 2016, the FASB issued an accounting standard that will require an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs, rather than when the asset is sold to a third party.

The standard is effective on January 1, 2018, with early adoption permitted. We are assessing the impact of the standard on our reported consolidated financial condition, results of operations and cash flows.

Interest Held through Related Parties that are under Common Control

In October 2016, the FASB issued an accounting standard that amends the consolidation analysis for a reporting entity that is the single decision maker of a VIE. The new guidance will require the decision maker's evaluation of its interests held through related parties that are under common control on a proportionate basis (rather than in their entirety) when determining whether it is the primary beneficiary of that VIE. The amendment does not change the characteristics of a primary beneficiary.

We will adopt the standard on its January 1, 2017 effective date, and do not expect the impact of the standard to have a material effect on our reported consolidated financial condition, results of operations or cash flows.

Restricted Cash

In November 2016, the FASB issued an accounting standard that provides guidance on the presentation of restricted cash in the Statement of Cash Flows. Entities will be required to explain the changes during a reporting period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents in the statement of cash flows.

The standard is effective on January 1, 2018, with early adoption permitted. The standard addresses presentation of restricted cash in the Statement of Cash Flows only and will have no effect on our reported consolidated financial condition or results of operations.

Clarifying the Definition of a Business

In January 2017, the FASB issued an accounting standard that changes the definition of a business to assist entities with evaluating when a set of transferred assets and activities is a business. The new standard will require an entity to evaluate if substantially all of the fair value of the gross assets acquired (or disposed of) is concentrated in a single identifiable asset or a group of similar assets; if so, the set of transferred assets and activities is not a business. At a minimum, a set must include an input and a substantive process that together significantly contribute to the ability to create output.

The standard is effective on January 1, 2018, with early adoption permitted. We are assessing the impact of early-adopting the standard on our reported consolidated financial condition, results of operations and cash flows. Because the standard requires prospective adoption, the impact is dependent on future acquisitions and dispositions.

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

We carry certain of our financial instruments at fair value. We define the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We are responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. We maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the Consolidated Balance Sheets are measured and classified in accordance with a fair value hierarchy consisting of three "levels" based on the observability of valuation inputs:

..   Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. We do not adjust the quoted price for such instruments.

..   Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

..   Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels discussed above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Valuation Methodologies of Financial Instruments Measured at Fair Value

Incorporation of Credit Risk in Fair Value Measurements

Our Own Credit Risk. Fair value measurements for certain derivative liabilities incorporate our own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to us at the balance sheet date by reference to observable AIG credit default swap (CDS) or cash bond spreads. We calculate the effect of credit spread changes using discounted cash flow techniques that incorporate current market interest rates. A derivative counterparty's net credit exposure to us is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with us, as well as collateral we post with the counterparty at the balance sheet date. For a description of how we incorporate our own credit risk in the valuation of embedded derivatives related to certain annuity and life insurance products, see Embedded Derivatives within Policyholder Contract Deposits, below.

Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit by determining the explicit cost for us to protect against our net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. Our net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

For fair values measured based on internal models, the cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid-market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to us by an independent third party. We utilize an interest rate based on the benchmark London Interbank Offered Rate (LIBOR) curve to derive our discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, we believe this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value. Market price data is generally obtained from dealer markets.

We employ independent third-party valuation service providers to gather, analyze, and interpret market information to derive fair value estimates for individual investments, based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation service providers are reviewed and understood by management, through periodic discussion with and information provided by the independent third-party valuation service providers. In addition, as discussed further below, control processes are applied to the fair values received from independent third-party valuation service providers to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of market-accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions for comparable securities, benchmark yields, interest rate yield curves, credit spreads, prepayment rates, default rates, recovery assumptions, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

We have control processes designed to ensure that the fair values received from independent third-party valuation service providers are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. We assess the reasonableness of individual security values received from independent third-party valuation service providers through various analytical techniques, and have procedures to escalate related questions internally and to the independent third-party valuation service providers for resolution. To assess the degree of pricing consensus among various valuation service providers for specific asset types, we conduct comparisons of prices received from available sources. We use these comparisons to establish a hierarchy for the fair values received from independent third-party valuation service providers to be used for particular security classes. We also validate prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


When our independent third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing market accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies and defaults, loss severity assumptions, prepayments, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from independent third-party valuation service providers, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations reflect illiquidity and non-transferability, based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including residential mortgage backed securities (RMBS), commercial mortgage backed securities (CMBS), collateralized debt obligations (CDO), other asset-backed securities (ABS) and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities Traded in Active Markets

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchange or dealer markets.

Mortgage and Other Loans Receivable

We estimate the fair value of mortgage and other loans receivable that are measured at fair value by using dealer quotations, discounted cash flow analyses and/or internal valuation models. The determination of fair value considers inputs such as interest rate, maturity, the borrower's creditworthiness, collateral, subordination, guarantees, past-due status, yield curves, credit curves, prepayment rates, market pricing for comparable loans and other relevant factors.

Other Invested Assets

We initially estimate the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, we generally obtain the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. We consider observable market data and perform certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement. The fair values of other investments carried at fair value, such as direct private equity holdings, are initially determined based on transaction price and are subsequently estimated based on available evidence such as market transactions in similar instruments, other financing transactions of the issuer and other available financial information for the issuer, with adjustments made to reflect illiquidity as appropriate.

Short-term Investments

For short-term investments that are measured at amortized cost, the carrying amounts of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk. Securities purchased under agreements to resell (reverse repurchase agreements) are generally treated as collateralized receivables. We report certain receivables arising from securities purchased under agreements to resell as Short-term investments in the Consolidated Balance Sheets. When these receivables are measured at fair value, we use market-observable interest rates to determine fair value.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over-the-counter (OTC). We generally value exchange-traded derivatives such as futures and options using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. We generally use similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. We will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, independent third-party valuation service providers and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Derivatives within Policyholder Contract Deposits

Certain variable annuity and equity-indexed annuity and life contracts contain embedded derivatives that we bifurcate from the host contracts and account for separately at fair value, with changes in fair value recognized in earnings. These embedded derivatives are classified within Policyholder contract deposits. We have concluded these contracts contain either (i) a written option that guarantees a minimum accumulation value at maturity, (ii) a written option that guarantees annual withdrawals regardless of underlying market performance for a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives and must be bifurcated.

The fair value of embedded derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These discounted cash flow projections primarily include benefits and related fees assessed, when applicable. In some instances, the projected cash flows from fees may exceed projected cash flows related to benefit payments and therefore, at a point in time, the carrying value of the embedded derivative may be in a net asset position. The projected cash flows incorporate best estimate assumptions for policyholder behavior (including mortality, lapses, withdrawals and benefit utilization), along with an explicit risk margin to reflect a market participant's estimates of projected cash flows and policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on our historical experience.

Because of the dynamic and complex nature of the projected cash flows with respect to embedded derivatives in our variable annuity contracts, risk neutral valuations are used, which are calibrated to observable interest rate and equity option prices. Estimating the underlying cash flows for these products involves judgments regarding expected market rates of return, market volatility, credit spreads, correlations of certain market variables, fund performance, discount rates and policyholder behavior. The portion of fees attributable to the fair value of expected benefit payments are included within the fair value measurement of these embedded derivatives, and related fees are classified in net realized capital gains (losses) as earned, consistent with other changes in the fair value of these embedded policy

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

derivatives. Any portion of the fees not attributed to the embedded derivatives are excluded from the fair value measurement and classified in policy fees as earned.

With respect to embedded derivatives in our equity-indexed annuity and life contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and our ability to adjust the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions.

Projected cash flows are discounted using the interest rate swap curve (swap curve), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a non-complex swap against the floating rate (for example, LIBOR) leg of a related tenor. We also incorporate our own risk of non-performance in the valuation of the embedded derivatives associated with variable annuity and equity-indexed annuity and life contracts. The non-performance risk adjustment reflects a market participant's view of our claims-paying ability by incorporating an additional spread to the swap curve used to discount projected benefit cash flows in the valuation of these embedded derivatives. The non-performance risk adjustment is calculated by constructing forward rates based on a weighted average of observable corporate credit indices to approximate our claims-paying ability rating.

Notes Payable

Certain VIEs that we consolidate have each elected the fair value option for certain tranches of their structured securities, which are included in notes payable - to affiliates. The fair value of the structured securities is determined using a mark-to-model approach, discounting cash flows produced by an internally validated model. Cash flows are discounted based on current market spreads for U.S. collateralized loan obligations (CLOs), adjusted for structural specific attributes. The market spreads are adjusted to include a spread premium to compensate for the complexity and perceived illiquidity of the structured securities. The spread premiums were derived on the respective issuance dates of the structured securities, with reference to the issuance spread on tranches of structured securities issued by the same entities that were purchased by independent, non-affiliated third parties.

Other Liabilities

Other liabilities measured at fair value include certain securities sold under agreements to repurchase and certain securities sold but not yet purchased. Liabilities arising from securities sold under agreements to repurchase are generally treated as collateralized borrowings. We estimate the fair value of liabilities arising under these agreements by using market-observable interest rates. This methodology considers such factors as the coupon rate, yield curves and other relevant factors. Fair values for securities sold but not yet purchased are based on current market prices.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents information about assets and liabilities measured at fair value on a recurring basis, and indicates the level of the fair value measurement based on the observability of the inputs used:

December 31, 2016                                                                Counterparty    Cash
(in millions)                                            Level 1 Level 2 Level 3   Netting*   Collateral   Total
-----------------                                        ------- ------- ------- ------------ ---------- --------
Assets:
Bonds available for sale:
   U.S. government and government sponsored entities     $    -- $   335 $    --    $  --       $  --    $    335
   Obligations of states, municipalities and political
     subdivisions                                             --   2,474     995       --          --       3,469
   Non-U.S. governments                                       --   2,619      --       --          --       2,619
   Corporate debt                                             --  67,419     546       --          --      67,965
   RMBS                                                       --   7,187   7,027       --          --      14,214
   CMBS                                                       --   4,288     793       --          --       5,081
   CDO/ABS                                                    --   2,116   5,068       --          --       7,184
                                                         ------- ------- -------    -----       -----    --------
Total bonds available for sale                                --  86,438  14,429       --          --     100,867
                                                         ------- ------- -------    -----       -----    --------
Other bond securities:
   Non-U.S. governments                                       --      41      --       --          --          41
   Corporate debt                                             --   1,421      --       --          --       1,421
   RMBS                                                       --      33     324       --          --         357
   CMBS                                                       --     164      17       --          --         181
   CDO/ABS                                                    --      22   1,025       --          --       1,047
                                                         ------- ------- -------    -----       -----    --------
Total other bond securities                                   --   1,681   1,366       --          --       3,047
                                                         ------- ------- -------    -----       -----    --------
Equity securities available for sale:
   Common stock                                                3      --      --       --          --           3
   Preferred stock                                            11      --      --       --          --          11
   Mutual funds                                                1      --      --       --          --           1
                                                         ------- ------- -------    -----       -----    --------
Total equity securities available for sale                    15      --      --       --          --          15
                                                         ------- ------- -------    -----       -----    --------
Other common and preferred stock                               4      --      --       --          --           4
Other invested assets/(a)/                                    --      --      28       --          --          28
Short-term investments                                       656   2,466      --       --          --       3,122
Other assets - Investment in AIG                               7      --      --       --          --           7
Derivative assets:
   Interest rate contracts                                    --     517      --       --          --         517
   Foreign exchange contracts                                 --     601      --       --          --         601
   Equity contracts                                          167      41      55       --          --         263
   Other contracts                                            --      --      14       --          --          14
   Counterparty netting and cash collateral                   --      --      --     (762)        (46)       (808)
                                                         ------- ------- -------    -----       -----    --------
Total derivative assets                                      167   1,159      69     (762)        (46)        587
                                                         ------- ------- -------    -----       -----    --------
Separate account assets                                   42,152   2,022      --       --          --      44,174
                                                         ------- ------- -------    -----       -----    --------
Total                                                    $43,001 $93,766 $15,892    $(762)      $ (46)   $151,851
                                                         ======= ======= =======    =====       =====    ========
Liabilities:
Policyholder contract deposits                           $    -- $    95 $ 2,648    $  --       $  --    $  2,743
Notes payable - to affiliates                                 --      --     568       --          --         568
Derivative liabilities:
   Interest rate contracts                                    --   1,547      --       --          --       1,547
   Foreign exchange contracts                                 --     333      --       --          --         333
   Equity contracts                                           12      --      --       --          --          12
   Other contracts                                            --      --       5       --          --           5
   Counterparty netting and cash collateral                   --      --      --     (762)       (852)     (1,614)
                                                         ------- ------- -------    -----       -----    --------
Total derivative liabilities                                  12   1,880       5     (762)       (852)        283
                                                         ------- ------- -------    -----       -----    --------
Total                                                    $    12 $ 1,975 $ 3,221    $(762)      $(852)   $  3,594
                                                         ======= ======= =======    =====       =====    ========

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2015                                                                Counterparty    Cash
(in millions)                                            Level 1 Level 2 Level 3   Netting*   Collateral   Total
-----------------                                        ------- ------- ------- ------------ ---------- --------
Assets:
Bonds available for sale:
   U.S. government and government sponsored entities     $    -- $   376 $    --    $  --       $  --    $    376
   Obligations of states, municipalities and political
     subdivisions                                             --   2,320     993       --          --       3,313
   Non-U.S. governments                                       --   2,637      --       --          --       2,637
   Corporate debt                                             --  66,236     733       --          --      66,969
   RMBS                                                       --   7,439   7,233       --          --      14,672
   CMBS                                                       --   3,704   1,194       --          --       4,898
   CDO/ABS                                                    --   2,070   4,151       --          --       6,221
                                                         ------- ------- -------    -----       -----    --------
Total bonds available for sale                                --  84,782  14,304       --          --      99,086
                                                         ------- ------- -------    -----       -----    --------
Other bond securities:
   Non-U.S. governments                                       --      39      --       --          --          39
   Corporate debt                                             --   1,375      --       --          --       1,375
   RMBS                                                       --     134     727       --          --         861
   CMBS                                                       --     133      60       --          --         193
   CDO/ABS                                                    --      31   1,046       --          --       1,077
                                                         ------- ------- -------    -----       -----    --------
Total other bond securities                                   --   1,712   1,833       --          --       3,545
                                                         ------- ------- -------    -----       -----    --------
Equity securities available for sale:
   Common stock                                                3      --      --       --          --           3
   Preferred stock                                            15      --      --       --          --          15
                                                         ------- ------- -------    -----       -----    --------
Total equity securities available for sale                    18      --      --       --          --          18
                                                         ------- ------- -------    -----       -----    --------
Other invested assets/(a)/                                     2      --      30       --          --          32
Short-term investments                                       503   1,122      --       --          --       1,625
Other assets - Investment in AIG                               7      --      --       --          --           7
Derivative assets:
   Interest rate contracts                                    --     908      --       --          --         908
   Foreign exchange contracts                                 --     418      --       --          --         418
   Equity contracts                                           50      24      53       --          --         127
   Other contracts                                            --      --      13       --          --          13
   Counterparty netting and cash collateral                   --      --      --     (273)       (298)       (571)
                                                         ------- ------- -------    -----       -----    --------
Total derivative assets                                       50   1,350      66     (273)       (298)        895
                                                         ------- ------- -------    -----       -----    --------
Separate account assets                                   39,773   2,121      --       --          --      41,894
                                                         ------- ------- -------    -----       -----    --------
Total                                                    $40,353 $91,087 $16,233    $(273)      $(298)   $147,102
                                                         ======= ======= =======    =====       =====    ========
Liabilities:
Policyholder contract deposits                           $    -- $   109 $ 1,995    $  --       $  --    $  2,104
Notes payable - to affiliates                                 --      --     474       --          --         474
Derivative liabilities:
   Interest rate contracts                                    --     267      --       --          --         267
   Foreign exchange contracts                                 --     397      --       --          --         397
   Other contracts                                            --      --       8       --          --           8
   Counterparty netting and cash collateral                   --      --      --     (273)        (36)       (309)
                                                         ------- ------- -------    -----       -----    --------
Total derivative liabilities                                  --     664       8     (273)        (36)        363
                                                         ------- ------- -------    -----       -----    --------
Total                                                    $    -- $   773 $ 2,477    $(273)      $ (36)   $  2,941
                                                         ======= ======= =======    =====       =====    ========

(a)Excludes investments that are measured at fair value using the NAV per share (or its equivalent), which totaled $1,481 million and $2,652 million as of December 31, 2016 and December 31, 2015, respectively.

* Represents netting of derivative exposures covered by qualifying master netting agreements.

Transfers of Level 1 and Level 2 Assets and Liabilities

Our policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. In 2016, we had no significant transfers from Level 2 to Level 1 and transferred $1 million of securities issued by the U.S. government and government-sponsored entities from Level 1 to Level 2. We had no significant transfers between Level 1 and Level 2 during 2015.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during the years ended December 31, 2016 and 2015 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) related to the Level 3 assets and liabilities in the Consolidated Balance Sheets at December 31, 2016 and 2015:

                                                   Net                                                               Changes in
                                                Realized                                                             Unrealized
                                                   and                    Purchases,                               Gains (Losses)
                                               Unrealized                   Sales,                                  Included in
                                                  Gains                   Issuances                         Fair     Income on
                                    Fair Value  (Losses)       Other         and        Gross     Gross    Value    Instruments
                                    Beginning  Included in Comprehensive Settlements, Transfers Transfers  End of  Held at End of
(in millions)                        of Year     Income    Income (Loss)     Net         In        Out      Year        Year
-------------                       ---------- ----------- ------------- ------------ --------- --------- -------  --------------
December 31, 2016
Assets:
Bonds available for sale:
   Obligations of states,
     municipalities and political
     subdivisions                    $   993      $  (1)       $  21        $ 101       $ --     $  (119) $   995       $ --
   Corporate debt                        733         (7)         (10)         (56)       337        (451)     546         --
   RMBS                                7,233        398           55         (662)        19         (16)   7,027         --
   CMBS                                1,194         58          (84)          (1)        14        (388)     793         --
   CDO/ABS                             4,151         96          (55)         870         11          (5)   5,068         --
                                     -------      -----        -----        -----       ----     -------  -------       ----
Total bonds available for sale        14,304        544          (73)         252        381        (979)  14,429         --
                                     -------      -----        -----        -----       ----     -------  -------       ----
Other bond securities:
   U.S government and government
   Obligations of states,
     municipalities
   RMBS                                  727         35           --         (439)         1          --      324         (3)
   CMBS                                   60         --           --           (4)         7         (46)      17         (1)
   CDO/ABS                             1,046         46           --          (67)        --          --    1,025         17
                                     -------      -----        -----        -----       ----     -------  -------       ----
Total other bond securities            1,833         81           --         (510)         8         (46)   1,366         13
                                     -------      -----        -----        -----       ----     -------  -------       ----
Equity securities available for
  sale:
Other invested assets                     30         (2)          (6)          15         --          (9)      28         (2)
                                     -------      -----        -----        -----       ----     -------  -------       ----
Total                                $16,167      $ 623        $ (79)       $(243)      $389     $(1,034) $15,823       $ 11
                                     =======      =====        =====        =====       ====     =======  =======       ====
Liabilities:
Policyholder contract deposits       $(1,995)     $(415)       $  --        $(238)      $ --     $    --  $(2,648)      $ --
Notes payable - to affiliates           (474)      (108)          --           14         --          --     (568)        --
Derivatives assets, net*
   Equity contracts                       53          7           --           (5)        --          --       55         60
   Other contracts                         5         71           --          (67)        --          --        9         76
                                     -------      -----        -----        -----       ----     -------  -------       ----
Total derivatives assets, net*            58         78           --          (72)        --          --       64        136
                                     -------      -----        -----        -----       ----     -------  -------       ----
Total                                $(2,411)     $(445)       $  --        $(296)      $ --     $    --  $(3,152)      $136
                                     =======      =====        =====        =====       ====     =======  =======       ====
December 31, 2015
Assets:
Bonds available for sale:
   Obligations of states,
     municipalities and political
     subdivisions                    $   951      $  (1)       $ (78)       $ 191       $ --     $   (70) $   993       $ --
   Corporate debt                        959         10          (59)         (94)       735        (818)     733         --
   RMBS                                7,240        443         (206)        (244)        --          --    7,233         --
   CMBS                                1,294         68          (79)          45         --        (134)   1,194         --
   CDO/ABS                             3,575         84          (82)         593          7         (26)   4,151         --
                                     -------      -----        -----        -----       ----     -------  -------       ----
Total bonds available for sale        14,019        604         (504)         491        742      (1,048)  14,304         --
                                     -------      -----        -----        -----       ----     -------  -------       ----
Other bond securities:
   RMBS                                  275         20           --          432         --          --      727         10
   CMBS                                   48         (1)          --            9          4          --       60         (1)
   CDO/ABS                             1,231        (24)          --         (161)        --          --    1,046        (55)
                                     -------      -----        -----        -----       ----     -------  -------       ----
Total other bond securities            1,554         (5)          --          280          4          --    1,833        (46)
                                     -------      -----        -----        -----       ----     -------  -------       ----
   Common stock                            1         --           --           (1)        --          --       --         --
                                     -------      -----        -----        -----       ----     -------  -------       ----
Total equity securities available
  for sale                                 1         --           --           (1)        --          --       --         --
                                     -------      -----        -----        -----       ----     -------  -------       ----
Other invested assets                     84         (5)         (52)           3         --          --       30         --
                                     -------      -----        -----        -----       ----     -------  -------       ----
Total                                $15,658      $ 594        $(556)       $ 773       $746     $(1,048) $16,167       $(46)
                                     =======      =====        =====        =====       ====     =======  =======       ====
Liabilities:
Policyholder contract deposits       $(1,226)     $(336)       $  --        $(433)      $ --     $    --  $(1,995)      $ --
Notes payable - to affiliates           (514)        18           --           22         --          --     (474)        --
Derivatives assets, net*
   Equity contracts                       51         (5)          --            7         --          --       53          6
   Other contracts                         6         68           --          (69)        --          --        5         11
                                     -------      -----        -----        -----       ----     -------  -------       ----
Total derivatives assets, net*            57         63           --          (62)        --          --       58         17
                                     -------      -----        -----        -----       ----     -------  -------       ----
Total                                $(1,683)     $(255)       $  --        $(473)      $ --     $    --  $(2,411)      $ 17
                                     =======      =====        =====        =====       ====     =======  =======       ====

* Total Level 3 derivative exposures have been netted in these tables for presentation purposes only.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Net realized and unrealized gains and losses included in income related to Level 3 assets and liabilities shown above were reported in the Consolidated Statements of Income as follows:

                                               Net     Net Realized
                                     Policy Investment Capital Gains
 (in millions)                        Fees    Income     (Losses)        Total
 -------------                       ------ ---------- -------------     -----
 December 31, 2016
    Bonds available for sale          $--     $ 638        $ (94)    $   $ 544
    Other bond securities              --        76            5            81
    Other invested assets              --        (2)          --            (2)
    Policyholder contract deposits     --        --         (415)         (415)
    Notes payable - to affiliates      --      (108)          --          (108)
    Derivative assets, net             71        --            7            78
                                      ---     -----        -----         -----
 December 31, 2015
    Bonds available for sale          $--     $ 620        $ (16)    $   $ 604
    Other bond securities              --        (3)          (2)           (5)
    Other invested assets              --        (2)          (3)           (5)
    Policyholder contract deposits     --        --         (336)         (336)
    Notes payable - to affiliates      --        --           18            18
    Derivative assets, net             68        --           (5)           63
                                      ---     -----        -----         -----

The following table presents the gross components of purchases, sales, issues and settlements, net, shown above:

                                                                                                                  Purchases,
                                                                                                               Sales, Issuances
(in millions)                                                         Purchases Sales  Issuances Settlements and Settlements, Net
-------------                                                         --------- -----  --------- ----------- --------------------
December 31, 2016
Assets:
Bonds available for sale:
   Obligations of states, municipalities and political subdivisions    $  105   $  --     $--      $    (4)         $ 101
   Corporate debt                                                          16     (24)     --          (48)           (56)
   RMBS                                                                   830      (9)     --       (1,483)          (662)
   CMBS                                                                    74     (25)     --          (50)            (1)
   CDO/ABS                                                              2,431    (372)     --       (1,189)           870
                                                                       ------   -----     ---      -------          -----
Total bonds available for sale                                          3,456    (430)     --       (2,774)           252
                                                                       ------   -----     ---      -------          -----
Other bond securities:
   U.S government and government
   Obligations of states, municipalities
   RMBS                                                                   141    (472)     --         (108)          (439)
   CMBS                                                                    32     (34)     --           (2)            (4)
   CDO/ABS                                                                 19      --      --          (86)           (67)
                                                                       ------   -----     ---      -------          -----
Total other bond securities                                               192    (506)     --         (196)          (510)
                                                                       ------   -----     ---      -------          -----
Equity securities available for sale:
Other invested assets                                                      15      --      --           --             15
                                                                       ------   -----     ---      -------          -----
Total assets                                                           $3,663   $(936)    $--      $(2,970)         $(243)
                                                                       ======   =====     ===      =======          =====
Liabilities:
Policyholder contract deposits                                         $   --   $(349)    $--      $   111          $(238)
Notes payable - to affiliates                                              --      --      --           14             14
Derivatives liabilities, net
   Equity contracts                                                         5      --      --          (10)            (5)
   Other contracts                                                        (12)     --      --          (55)           (67)
                                                                       ------   -----     ---      -------          -----
Total derivatives liabilities, net                                         (7)     --      --          (65)           (72)
                                                                       ------   -----     ---      -------          -----
Total liabilities                                                      $   (7)  $(349)    $--      $    60          $(296)
                                                                       ======   =====     ===      =======          =====

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                                                  Purchases,
                                                                                                               Sales, Issuances
(in millions)                                                         Purchases Sales  Issuances Settlements and Settlements, Net
-------------                                                         --------- -----  --------- ----------- --------------------
December 31, 2015
Assets:
Bonds available for sale:
   Obligations of states, municipalities and political subdivisions    $  191   $  --     $--      $    --          $ 191
   Corporate debt                                                          90      (3)     --         (181)           (94)
   RMBS                                                                 1,104    (128)     --       (1,220)          (244)
   CMBS                                                                    93     (22)     --          (26)            45
   CDO/ABS                                                              1,422     (50)     --         (779)           593
                                                                       ------   -----     ---      -------          -----
Total bonds available for sale                                          2,900    (203)     --       (2,206)           491
                                                                       ------   -----     ---      -------          -----
Other bond securities:
   RMBS                                                                   498      --      --          (66)           432
   CMBS                                                                    23      --      --          (14)             9
   CDO/ABS                                                                 --     (65)     --          (96)          (161)
                                                                       ------   -----     ---      -------          -----
Total other bond securities                                               521     (65)     --         (176)           280
                                                                       ------   -----     ---      -------          -----
   Common stock                                                            --      --      --           (1)            (1)
                                                                       ------   -----     ---      -------          -----
Total equity securities available for sale                                 --      --      --           (1)            (1)
                                                                       ------   -----     ---      -------          -----
Other invested assets                                                      13      --      --          (10)             3
                                                                       ------   -----     ---      -------          -----
Total assets                                                           $3,434   $(268)    $--      $(2,393)         $ 773
                                                                       ======   =====     ===      =======          =====
Liabilities:
Policyholder contract deposits                                         $   --   $(439)    $--      $     6          $(433)
Notes payable - to affiliates                                              --      --      --           22             22
Derivatives liabilities, net
   Equity contracts                                                        19      --      --          (12)             7
   Other contracts                                                         --      --      --          (69)           (69)
                                                                       ------   -----     ---      -------          -----
Total derivatives liabilities, net                                         19      --      --          (81)           (62)
                                                                       ------   -----     ---      -------          -----
Total liabilities                                                      $   19   $(439)    $--      $   (53)         $(473)
                                                                       ======   =====     ===      =======          =====

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2016 and 2015 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Transfers of Level 3 Assets and Liabilities

We record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. The net realized and unrealized gains (losses) included in income (loss) or other comprehensive income (loss) and as shown in the table above excludes $68 million of net losses related to assets transferred into Level 3 in 2016 and includes $73 million of net losses related to assets transferred out of Level 3 in 2016. The net realized and unrealized gains (losses) included in income (loss) or other comprehensive income (loss) and as shown in the table above excluded $5 million of net losses related to assets transferred into Level 3 in 2015 and included $14 million of net losses related to assets transferred out of Level 3 in 2015.

Transfers of Level 3 Assets

During the years ended December 31, 2016 and 2015, transfers into Level 3 assets primarily included certain investments in private placement corporate debt, RMBS, CMBS, and CDO/ABS. Transfers of private placement corporate debt and certain ABS into Level 3 assets were primarily the result of limited market pricing information that required us to determine fair value for these securities based on inputs that are adjusted to better reflect our own assumptions regarding the characteristics of a specific security or associated market liquidity. The transfers of investments in RMBS, CMBS and CDO and certain ABS into Level 3 assets were due to decreases in market transparency and liquidity for individual security types.

During the years ended December 31, 2016 and 2015, transfers out of Level 3 assets primarily included private placement and other corporate debt, CMBS, CDO/ABS, RMBS and certain investments in municipal securities. Transfers of certain investments in municipal securities, corporate debt, RMBS, CMBS and CDO/ABS out of Level 3 assets were based on consideration of market liquidity as well as related transparency of pricing and associated observable inputs for these investments. Transfers of certain investments in private placement corporate debt and

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

certain ABS out of Level 3 assets were primarily the result of using observable pricing information that reflects the fair value of those securities without the need for adjustment based on our own assumptions regarding the characteristics of a specific security or the current liquidity in the market.

Transfers of Level 3 Liabilities

There were no significant transfers of derivative or other liabilities into or out of Level 3 for the years ended December 31, 2016 and 2015.

Quantitative Information about Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments (primarily CDO/ABS) may not be reasonably available to us, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                              Fair Value at
                              December 31,
(in millions)                     2016      Valuation Technique   Unobservable Input/(b)/   Range (Weighted Average)
-------------                 ------------- -------------------- -------------------------- ------------------------
Assets:
Obligations of states,
  municipalities and
  political subdivisions         $  770     Discounted cash flow                     Yield     3.42% - 7.22% (5.32%)

Corporate debt                      323     Discounted cash flow                     Yield     3.45% - 6.22% (4.83%)

RMBS/(a)/                         7,033     Discounted cash flow  Constant prepayment rate     1.52% - 9.44% (5.48%)
                                                                             Loss severity  49.23% - 81.13% (65.18%)
                                                                     Constant default rate     3.54% - 8.45% (5.99%)
                                                                                     Yield     3.46% - 6.05% (4.76%)

CMBS                                 20     Discounted cash flow                     Yield     1.85% - 3.03% (2.44%)

CDO/ABS/(a)/                      1,353     Discounted cash flow                     Yield     4.19% - 5.97% (5.08%)
--------------------------------------------------------------------------------------------------------------------
Liabilities:
Embedded derivatives
  within
   Policyholder contract
     deposits:
       GMWB                      $1,496     Discounted cash flow         Equity volatility           13.00% - 50.00%
                                                                           Base lapse rate            0.50% - 20.00%
                                                                        Dynamic lapse rate          30.00% - 170.00%
                                                                 Mortality multiplier/(c)/          42.00% - 161.00%
                                                                          Utilization rate                   100.00%
                                                                    Equity / interest-rate
                                                                               correlation           20.00% - 40.00%

       Index annuities              760     Discounted cash flow                Lapse rate            1.00% - 40.00%
                                                                 Mortality multiplier/(c)/         101.00% - 103.00%

       Indexed life                 374     Discounted cash flow           Base lapse rate            2.00% - 19.00%
                                                                            Mortality rate            0.00% - 40.00%
--------------------------------------------------------------------------------------------------------------------

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                   Fair Value at
                                   December 31,
(in millions)                          2015      Valuation Technique   Unobservable Input/(b)/   Range (Weighted Average)
-------------                      ------------- -------------------- -------------------------- ------------------------
Assets:
Obligations of states,
  municipalities and
  political subdivisions              $  966     Discounted cash flow                     Yield     4.31% - 5.11% (4.71%)

Corporate debt                           355     Discounted cash flow                     Yield    4.23% - 11.00% (7.61%)

RMBS/(a)/                              7,664     Discounted cash flow  Constant prepayment rate     1.01% - 9.08% (5.04%)
                                                                                  Loss severity  49.30% - 79.54% (64.42%)
                                                                          Constant default rate     3.86% - 9.35% (6.60%)
                                                                                          Yield     3.44% - 6.06% (4.75%)

CMBS                                   1,136     Discounted cash flow                     Yield    0.78% - 10.56% (5.67%)

CDO/ABS/(a)/                           1,279     Discounted cash flow                     Yield     3.38% - 4.94% (4.16%)
-------------------------------------------------------------------------------------------------------------------------
Liabilities:
Embedded derivatives within
   Policyholder contract
     deposits:

       GMWB                           $1,031     Discounted cash flow         Equity volatility           15.00% - 50.00%
                                                                                Base lapse rate            1.00% - 17.00%
                                                                             Dynamic lapse rate            0.20% - 25.50%
                                                                      Mortality multiplier/(d)/          82.52% - 104.27%
                                                                               Utilization rate            0.00% - 45.00%
                                                                           Equity/interest-rate
                                                                                    correlation           20.00% - 40.00%

       Index annuities                   624     Discounted cash flow                Lapse rate            0.75% - 66.00%
                                                                      Mortality multiplier/(d)/           50.00% - 75.00%

       Indexed life                      325     Discounted cash flow           Base lapse rate            2.00% - 19.00%
                                                                                 Mortality rate            0.00% - 40.00%
-------------------------------------------------------------------------------------------------------------------------

(a)Information received from third-party valuation service providers. The ranges of the unobservable inputs for constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by us. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by us, because there are other factors relevant to the fair values of specific tranches owned by us including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b)Represents discount rates, estimates and assumptions that we believe would be used by market participants when valuing these assets and liabilities.
(c)Mortality inputs are shown as multipliers of the 2012 Individual Annuity Mortality Basic table for Guaranteed Minimum Withdrawal Benefits (GMWB).
(d)Mortality inputs are shown as multipliers of the 2012 Individual Annuity Mortality Basic table for GMWB, and the 1975-1980 Modified Basic Table for index annuities.

The ranges of reported inputs for Obligations of states, municipalities and political subdivisions, Corporate debt, RMBS, CDO/ABS, and CMBS valued using a discounted cash flow technique consist of one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to our risk management practices that might offset risks inherent in these Level 3 assets and liabilities.

Sensitivity to Changes in Unobservable Inputs

We consider unobservable inputs to be those for which market data is not available and that are developed using the best information available to us about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following paragraphs provide a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs discussed below. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Obligations of States, Municipalities and Political Subdivisions

The significant unobservable input used in the fair value measurement of certain investments in obligations of states, municipalities and political subdivisions is yield. In general, increases in the yield would decrease the fair value of investments in obligations of states, municipalities and political subdivisions.

Corporate Debt

Corporate debt securities included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the security. For example, a downward migration of credit quality would increase spreads. Holding U.S. Treasury rates constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

RMBS and CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates (CPR), loss severity, constant default rates (CDR), and yield. A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in CPR, loss severity, CDR and yield, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Embedded derivatives within Policyholder contract deposits

Embedded derivatives reported within Policyholder contract deposits include guaranteed minimum withdrawal benefits (GMWB) within variable annuity products, and certain enhancements to interest crediting rates based on market indices within index annuities, indexed life and guaranteed investment contracts
(GICs). For any given contract, assumptions for unobservable inputs vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. The following unobservable inputs are used for valuing embedded derivatives measured at fair value:

..   Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available, with an emphasis on current expected market-based volatilities. Increases in assumed volatility will generally increase the fair value of both the projected cash flows from rider fees as well as the projected cash flows related to benefit payments. Therefore, the net change in the fair value of the liability may either decrease or increase, depending on the relative changes in projected rider fees and projected benefit payments.

..   Equity / interest rate correlation estimates the relationship between changes in equity returns and interest rates, based on current market conditions and expected views of market participants, in the economic scenario generator used to value our GMWB embedded derivatives. In general, a higher positive correlation assumes that equity markets and interest rates move in a more correlated fashion, which generally increases the fair value of the liability.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


..   Base lapse rate assumptions are determined by company experience and are adjusted at the contract level using a dynamic lapse function, which reduces the base lapse rate when the contract is in-the-money (when the contract holder's guaranteed value is worth more than their underlying account value). Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. Increases in assumed lapse rates will generally decrease the fair value of the liability, as fewer policyholders would persist to collect guaranteed withdrawal amounts, but in certain scenarios, increases in assumed lapse rates may increase the fair value of the liability.

..   Mortality rate assumptions, which vary by age and gender, are based on company experience and include a mortality improvement assumption. Increases in assumed mortality rates will decrease the fair value of the liability, while lower mortality rate assumptions will generally increase the fair value of the liability, because guaranteed payments will be made for a longer period of time.

..   Utilization assumptions estimate the timing when policyholders with a GMWB will elect to utilize their benefit and begin taking withdrawals. The assumptions may vary by the type of guarantee, tax-qualified status, the contract's withdrawal history and the age of the policyholder. Utilization assumptions are based on company experience, which includes partial withdrawal behavior. In 2016, we implemented a 100 percent utilization assumption which reflects an expectation that all policyholders who remain active in the contract (i.e., do not lapse or die) will utilize their GMWB guarantee by commencing systematic withdrawals under the terms of their contract. In 2015, we used as a utilization rate assumption representing the probability of first partial withdrawal, which varied by issue age and duration for different contract types. The impact of changes in utilization assumptions on the fair value of the liability may vary, depending on the expected timing as well as the overall rate of assumed utilization.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Investments in Certain Entities Carried at Fair Value Using Net Asset Value per Share

The following table includes information related to our investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring basis, we use the net asset value per share to measure fair value.

                                                                         December 31, 2016           December 31, 2015
                                                                    --------------------------- ---------------------------
                                                                      Fair Value                  Fair Value
                                                                       Using Net                   Using Net
                                                                      Asset Value                 Asset Value
                                                                     Per Share (or   Unfunded    Per Share (or   Unfunded
(in millions)                    Investment Category Includes       its equivalent) Commitments its equivalent) Commitments
-------------               --------------------------------------- --------------- ----------- --------------- -----------
Investment Category
Private equity funds:
   Leveraged buyout         Debt and/or equity investments
                            made as part of a transaction in
                            which assets of mature companies
                            are acquired from the current
                            shareholders, typically with the use
                            of financial leverage                       $  325         $123         $  480         $117

   Real Estate /            Investments in real estate properties
   Infrastructure           and infrastructure positions,
                            including power plants and other
                            energy generating facilities                    55           20             56           27

   Venture capital          Early-stage, high-potential, growth
                            companies expected to generate a
                            return through an eventual
                            realization event, such as an initial
                            public offering or sale of the
                            company                                         31            3             33            8

   Distressed               Securities of companies that are in
                            default, under bankruptcy protection,
                            or troubled                                     10           17             44           20

   Other                    Includes multi-strategy, mezzanine,
                            and other strategies                            29           25             23           11
                                                                        ------         ----         ------         ----
Total private equity funds                                                 450          188            636          183
                                                                        ------         ----         ------         ----
Hedge funds:/*/
   Event-driven             Securities of companies undergoing
                            material structural changes,
                            including mergers, acquisitions and
                            other reorganizations                          338            8            367           --

   Long-short               Securities that the manager believes
                            are undervalued, with corresponding
                            short positions to hedge market risk           458           --          1,130           25

   Macro                    Investments that take long and short
                            positions in financial instruments
                            based on a top-down view of certain
                            economic and capital market
                            conditions                                      30           --             --           --

   Distressed               Securities of companies that are in
                            default, under bankruptcy protection
                            or troubled                                    127            8            392            8

   Emerging markets         Investments in the financial markets
                            of developing countries                         --           --             30           --

   Other                    Includes investments held in funds
                            that are less liquid, as well as other
                            strategies which allow for broader
                            allocation between public and
                            private investments                             77           13             97           --
                                                                        ------         ----         ------         ----
Total hedge funds                                                        1,030           29          2,016           33
                                                                        ------         ----         ------         ----
Total                                                                   $1,480         $217         $2,652         $216
                                                                        ======         ====         ======         ====

* Certain hedge funds for the year ended December 31, 2016 were reclassified into different strategies to better align with the investments in those funds.

Private equity fund investments included above are not redeemable, because distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments.

The hedge fund investments included above, which are carried at fair value, are generally redeemable monthly, quarterly, semi-annually and annually, as shown below, with redemption notices ranging from one day to 180 days.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Certain hedge fund investments have partial contractual redemption restrictions. These partial redemption restrictions are generally related to one or more investments held in the hedge funds that the fund manager deemed to be illiquid. The majority of these contractual restrictions, which may have been put in place at the fund's inception or thereafter, have pre-defined end dates. The majority of these restrictions are generally expected to be lifted by the end of 2017.

The following table presents information regarding the expected remaining lives of our investments in private equity funds, assuming average original expected lives of 10 years for the funds, and information regarding redemptions and contractual restrictions related to our hedge fund investments:

December 31,                                                                                  2016
------------                                                                                  ----
Percentage of private equity fund investments with remaining lives of:
   Three years or less                                                                         81%
   Between four and six years                                                                   6
   Between seven and 10 years                                                                  13
                                                                                              ---
       Total                                                                                  100%
                                                                                              ===
Percentage of hedge fund investments redeemable:
   Monthly                                                                                      7%
   Quarterly                                                                                   31
   Semi-annually                                                                               16
   Annually                                                                                    46
                                                                                              ---
       Total                                                                                  100%
                                                                                              ===
Percentage of hedge fund investments' fair value subject to contractual partial restrictions   90%
                                                                                              ===

Fair Value Option

Under the fair value option, we may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be carried at fair value. Subsequent changes in fair value for designated items are reported in earnings. We elect the fair value option for certain hybrid securities given the complexity of bifurcating the economic components associated with the embedded derivatives. Refer to Note 7 for additional information related to embedded derivatives.

Additionally, we elect the fair value option for certain alternative investments when such investments are eligible for this election. We believe this measurement basis is consistent with the applicable accounting guidance used by the respective investment company funds themselves. Refer to Note 4 for additional information on securities and other invested assets for which we have elected the fair value option.

Certain VIEs, which are securitization vehicles that we consolidate, have elected the fair value option for a tranche of their structured securities, which are included in notes payable - to affiliates. Refer to Notes 9 and 18 for additional information on these VIEs.

The following table presents the difference between fair values and the aggregate contractual principal amounts of notes payable for which the fair value option was elected:

                                           December 31, 2016                 December 31, 2015
                                   --------------------------------  --------------------------------
                                              Outstanding                       Outstanding
                                               Principal                         Principal
(in millions)                      Fair Value   Amount    Difference Fair Value   Amount    Difference
-------------                      ---------- ----------- ---------- ---------- ----------- ----------
Liabilities:
   Notes payable - to affiliates      $568       $926       $(358)      $474       $939       $(465)

We assumed GIC liabilities, which are reported in policyholder contract deposits on the Consolidated Balance Sheets, from an affiliate, AIG Matched Funding Corp. (AIGMFC). AIGMFC had elected the fair value option for these GIC liabilities and we have maintained this election. The change in the value of each of the GIC liabilities is partially offset by a swap used to economically hedge the changes in the fair value of the GICs. See Note 18 for additional information on the GIC assumption and the related swaps.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the gains or losses recorded related to the eligible instruments for which we elected the fair value option:

                                                             Gain (Loss)
   Years Ended December 31,                               -----------------
   (in millions)                                           2016  2015  2014
   -------------                                          -----  ----  ----
   Assets:
      Other bond securities - certain hybrid securities   $ 232  $(19) $368
      Alternative investments/(a)/                           18    29   100
                                                          -----  ----  ----
   Liabilities:
      Policyholder contract deposits                         (1)   (1)   15
      Notes payable - to affiliates                        (122)    5   (17)
                                                          -----  ----  ----
   Total gain                                             $ 127  $ 14  $466
                                                          =====  ====  ====

(a)Includes certain hedge funds, private equity funds and other investment partnerships.

Interest income, dividend income and net unrealized gains (losses) on assets measured under the fair value option are recognized and included in net investment income in the Consolidated Statements of Income. Interest on liabilities measured under the fair value option is recognized in other income in the Consolidated Statements of Income. See Note 4 herein for additional information about our policies for recognition, measurement, and disclosure of interest, dividend and other income.

FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

We measure the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. See Notes 4 and 5 herein for additional information about how we test various asset classes for impairment.

Impairments for other invested assets primarily relate to real estate investments acquired in foreclosure. Prior year impairments primarily relate to certain investments in affordable housing partnerships, the fair values of which are determined based on remaining tax credits and other residual benefits due from the respective partnerships. Residual benefits include consideration of the fair value of underlying real estate properties, which is determined based on market-appropriate capitalization rates applied to net operating income of the properties.

The following table presents assets measured at fair value on a non-recurring basis at the time of impairment and the related impairment charges recorded during the periods presented:

                                   Assets at Fair Value      Impairment Charges
                               ----------------------------- ------------------
                                    Non-Recurring Basis       December 31,
                               ----------------------------- ------------------
    (in millions)              Level 1 Level 2 Level 3 Total 2016   2015  2014
    -------------              ------- ------- ------- ----- ----   ----  ----
    December 31, 2016
       Other invested assets     $--     $--    $  5   $  5   $2    $10    $2

    December 31, 2015
       Other invested assets     $--     $--    $308   $308

FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

..   Mortgage and other loans receivable: Fair values of loans on real estate and other loans receivable were estimated for disclosure purposes using discounted cash flow calculations based on discount rates that we believe market participants would use in determining the price that they would pay for such assets. For certain loans, our current incremental lending rates for similar types of loans are used as the discount rates, because we believe this rate approximates the rates market participants would use. Fair values of residential mortgage loans are generally

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

   determined based on market prices, using market based adjustments for credit and servicing as appropriate. The fair values of policy loans are generally estimated based on unpaid principal amount as of each reporting date. No consideration is given to credit risk because policy loans are effectively collateralized by the cash surrender value of the policies.

..   Other invested assets: that are not measured at fair value represent our investments in Federal Home Loan Bank common stock. These investments are carried at amortized cost, which approximates fair value.

..   Cash and short-term investments: The carrying amounts of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

..   Policyholder contract deposits associated with investment-type contracts:
    Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those of the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rate (if available) or current risk-free interest rate consistent with the currency in which the cash flows are denominated. To determine fair value, other factors include current policyholder account values and related surrender charges and other assumptions include expectations about policyholder behavior and an appropriate risk margin.

..   Notes Payable: Fair values of these obligations were estimated based on discounted cash flow calculations using a discount rate that is indicative of the current market for securities with similar risk characteristics.

The following table presents the carrying amounts and estimated fair values of our financial instruments not measured at fair value, and indicates the level in the fair value hierarchy of the estimated fair value measurement based on the observability of the inputs used:

                                                 Estimated Fair Value
                                            ------------------------------- Carrying
(in millions)                               Level 1 Level 2 Level 3  Total   Value
-------------                               ------- ------- ------- ------- --------
December 31, 2016
Assets:
   Mortgage and other loans receivable       $ --    $ 59   $16,718 $16,777 $16,458
   Other invested assets                       --      31        --      31      31
   Short-term investments                      --     225        --     225     225
   Cash                                       173      --        --     173     173
Liabilities:
   Policyholder contract deposits/(a)/         --     382    63,895  64,277  61,160
   Note payable - to affiliates, net/(b)/      --      --       691     691     691
   Note payable - to third parties, net        --      --       219     219     220
                                             ----    ----   ------- ------- -------
December 31, 2015
Assets:
   Mortgage and other loans receivable       $ --    $ 79   $14,867 $14,946 $14,598
   Other invested assets                       --       8        --       8       8
   Short-term investments                      --     225        --     225     225
   Cash                                       317      --        --     317     317
Liabilities:
   Policyholder contract deposits/(a)/         --     290    61,644  61,934  59,122
   Note payable - to affiliates, net/(b)/      --      --       243     243     243
   Note payable - to third parties, net        --      --       405     405     406
                                             ----    ----   ------- ------- -------

(a)Excludes embedded policy derivatives which are carried at fair value on a recurring basis.
(b)Excludes notes for which the fair value option has been elected.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4. INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when we have the ability and positive intent to hold these securities until maturity. When we do not have the ability or positive intent to hold bonds until maturity, these securities are classified as available-for-sale or are measured at fair value at our election. None of our fixed maturity securities met the criteria for held-to-maturity classification at December 31, 2016 or 2015.

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses from available-for-sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income (AOCI), net of DAC, deferred sales inducements and deferred income taxes, in shareholder's equity. Realized and unrealized gains and losses from fixed maturity and equity securities measured at fair value at our election are reflected in net investment income. Investments in fixed maturity and equity securities are recorded on a trade-date basis.

Premiums and discounts arising from the purchase of bonds classified as available-for-sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. For investments in certain RMBS, CMBS and CDO/ABS, (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For purchased credit impaired (PCI) securities, at acquisition, the difference between the undiscounted expected future cash flows and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over the securities' remaining lives on an effective level-yield basis. Subsequently, effective yields recognized on PCI securities are recalculated and adjusted prospectively to reflect changes in the contractual benchmark interest rates on variable rate securities and any significant increases in undiscounted expected future cash flows arising due to reasons other than interest rate changes.

Other Bond Securities and Other Common and Preferred Stock

Securities for which we have elected the fair value option are carried at fair value and reported in other bond securities or other common and preferred stocks in the Consolidated Balance Sheets. Changes in fair value of these assets are reported in net investment income. Interest income and dividend income on assets measured under the fair value option are recognized and included in net investment income. See Note 3 for additional information on financial assets designated under the fair value option.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Securities Available for Sale

The following table presents the amortized cost or cost and fair value of our available-for-sale securities:

                                                                                                                 Other-Than-
                                                                      Amortized   Gross      Gross                Temporary
                                                                       Cost or  Unrealized Unrealized            Impairments
(in millions)                                                           Cost      Gains      Losses   Fair Value in AOCI/(a)/
-------------                                                         --------- ---------- ---------- ---------- -----------
December 31, 2016
Bonds available for sale:
   U.S. government and government sponsored entities                   $   291    $   45    $    (1)   $    335     $ --
   Obligations of states, municipalities and political subdivisions      3,275       245        (51)      3,469       --
   Non-U.S. governments                                                  2,626       107       (114)      2,619       --
   Corporate debt                                                       64,649     4,294       (978)     67,965        1
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                             13,310     1,093       (189)     14,214      540
       CMBS                                                              4,886       239        (44)      5,081       87
       CDO/ABS                                                           7,147       127        (90)      7,184       10
                                                                       -------    ------    -------    --------     ----
   Total mortgage-backed, asset-backed and collateralized               25,343     1,459       (323)     26,479      637
                                                                       -------    ------    -------    --------     ----
Total bonds available for sale/(b)/                                     96,184     6,150     (1,467)    100,867      638
                                                                       -------    ------    -------    --------     ----
Equity securities available for sale:
   Common stock                                                              1         2         --           3       --
   Preferred stock                                                           8         3         --          11       --
   Mutual Funds                                                              1        --         --           1       --
                                                                       -------    ------    -------    --------     ----
Total equity securities available for sale                                  10         5         --          15       --
                                                                       -------    ------    -------    --------     ----
Other assets - Investment in AIG                                             9         3         (5)          7       --
                                                                       -------    ------    -------    --------     ----
Total                                                                  $96,203    $6,158    $(1,472)   $100,889     $638
                                                                       =======    ======    =======    ========     ====
December 31, 2015
Bonds available for sale:
   U.S. government and government sponsored entities                   $   331    $   50    $    (5)   $    376     $ --
   Obligations of states, municipalities and political subdivisions      3,147       215        (49)      3,313        2
   Non-U.S. governments                                                  2,717       104       (184)      2,637       --
   Corporate debt                                                       65,479     3,868     (2,378)     66,969      (20)
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                             13,714     1,151       (193)     14,672      515
       CMBS                                                              4,581       350        (33)      4,898      185
       CDO/ABS                                                           6,150       145        (74)      6,221        8
                                                                       -------    ------    -------    --------     ----
   Total mortgage-backed, asset-backed and collateralized               24,445     1,646       (300)     25,791      708
                                                                       -------    ------    -------    --------     ----
Total bonds available for sale/(b)/                                     96,119     5,883     (2,916)     99,086      690
                                                                       -------    ------    -------    --------     ----
Equity securities available for sale:
   Common stock                                                              2         1         --           3       --
   Preferred stock                                                          13         2         --          15       --
                                                                       -------    ------    -------    --------     ----
Total equity securities available for sale                                  15         3         --          18       --
                                                                       -------    ------    -------    --------     ----
Other assets - Investment in AIG                                             9         3         (5)          7       --
                                                                       -------    ------    -------    --------     ----
Total                                                                  $96,143    $5,889    $(2,921)   $ 99,111     $690
                                                                       =======    ======    =======    ========     ====

(a)Represents the amount of other-than-temporary impairments recognized in Accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.
(b)At December 31, 2016 and 2015, bonds available for sale held by us that were below investment grade or not rated totaled $14.5 billion and $14.8 billion, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Securities Available for Sale in a Loss Position

The following table summarizes the fair value and gross unrealized losses on our available-for-sale securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

                                                                      Less than 12 Months 12 Months or More       Total
                                                                      ------------------  ----------------- ------------------
                                                                                 Gross             Gross              Gross
                                                                       Fair    Unrealized Fair   Unrealized  Fair   Unrealized
(in millions)                                                          Value     Losses   Value    Losses    Value    Losses
-------------                                                         -------  ---------- ------ ---------- ------- ----------
December 31, 2016
Bonds available for sale:
   U.S. government and government sponsored entities                  $    10    $    1   $   --   $   --   $    10   $    1
   Obligations of states, municipalities and political subdivisions       914        45       26        6       940       51
   Non-U.S. governments                                                 1,114        55      256       59     1,370      114
   Corporate debt                                                      13,995       593    3,285      385    17,280      978
   RMBS                                                                 2,575        85    1,712      104     4,287      189
   CMBS                                                                   964        35      135        9     1,099       44
   CDO/ABS                                                              2,044        44      733       46     2,777       90
                                                                      -------    ------   ------   ------   -------   ------
Total bonds available for sale                                         21,616       858    6,147      609    27,763    1,467
                                                                      -------    ------   ------   ------   -------   ------
Equity securities available for sale:
   Common stock                                                             1        --       --       --         1       --
                                                                      -------    ------   ------   ------   -------   ------
Total equity securities available for sale                                  1        --       --       --         1       --
                                                                      -------    ------   ------   ------   -------   ------
Other assets - Investment in AIG                                           --        --        3        5         3        5
                                                                      -------    ------   ------   ------   -------   ------
Total                                                                 $21,617    $  858   $6,150   $  614   $27,767   $1,472
                                                                      =======    ======   ======   ======   =======   ======
December 31, 2015
Bonds available for sale:
   U.S. government and government sponsored entities                  $    76    $    5   $   --   $   --   $    76   $    5
   Obligations of states, municipalities and political subdivisions       934        46       27        3       961       49
   Non-U.S. governments                                                 1,241        87      325       97     1,566      184
   Corporate debt                                                      20,782     1,493    3,027      885    23,809    2,378
   RMBS                                                                 2,410        52    2,131      141     4,541      193
   CMBS                                                                 1,126        31       28        2     1,154       33
   CDO/ABS                                                              2,282        30      692       44     2,974       74
                                                                      -------    ------   ------   ------   -------   ------
Total bonds available for sale                                         28,851     1,744    6,230    1,172    35,081    2,916
                                                                      -------    ------   ------   ------   -------   ------
Other assets - Investment in AIG                                           --        --        3        5         3        5
                                                                      -------    ------   ------   ------   -------   ------
Total                                                                 $28,851    $1,744   $6,233   $1,177   $35,084   $2,921
                                                                      =======    ======   ======   ======   =======   ======

At December 31, 2016, we held 2,967 and 8 individual fixed maturity and equity securities, respectively, that were in an unrealized loss position, of which 673 individual fixed maturity securities were in a continuous unrealized loss position for 12 months or more. We did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2016 because we neither intend to sell the securities nor do we believe that it is more likely than not that we will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, we performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

Contractual Maturities of Fixed Maturity Securities Available for Sale

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity:

                                                  Total Fixed Maturity Securities Fixed Maturity Securities in a Loss
                                                     Available for Sale           Position Available for Sale
                                                  ------------------------------- -----------------------------------
(in millions)                                     Amortized Cost    Fair Value    Amortized Cost      Fair Value
-------------                                     --------------    ----------    --------------      ----------
December 31, 2016
Due in one year or less                              $ 1,204         $  1,229        $    61           $    58
Due after one year through five years                 17,144           18,137          1,411             1,353
Due after five years through ten years                16,308           16,674          5,481             5,237
Due after ten years                                   36,185           38,348         13,791            12,952
Mortgage-backed, asset-backed and collateralized      25,343           26,479          8,486             8,163
                                                     -------         --------        -------           -------
Total                                                $96,184         $100,867        $29,230           $27,763
                                                     =======         ========        =======           =======

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

The following table presents the gross realized gains and gross realized losses from sales or maturities of our available-for-sale securities:

                                         Years Ended December 31,
                           -----------------------------------------------------
                                 2016              2015              2014
                           ----------------- ----------------- -----------------
                            Gross    Gross    Gross    Gross    Gross    Gross
                           Realized Realized Realized Realized Realized Realized
(in millions)               Gains    Losses   Gains    Losses   Gains    Losses
-------------              -------- -------- -------- -------- -------- --------
Fixed maturity securities    $321     $433     $205     $206     $259     $49
Equity securities               2       --        2        1        5      --
                             ----     ----     ----     ----     ----     ---
Total                        $323     $433     $207     $207     $264     $49
                             ====     ====     ====     ====     ====     ===

In 2016, 2015, and 2014, the aggregate fair value of available-for-sale securities sold was $9.4 billion, $16.7 billion and $6.1 billion, respectively.

Other Securities Measured at Fair Value

The following table presents the fair value of other securities measured at fair value based on our election of the fair value option:

                                                        December 31, 2016           December 31, 2015
                                                   --------------------------  --------------------------
(in millions)                                      Fair Value Percent of Total Fair Value Percent of Total
-------------                                      ---------- ---------------- ---------- ----------------
Non-U.S. governments                                     41           1              39           1
Corporate debt                                        1,421          47           1,375          39
Mortgage-backed, asset-backed and collateralized:
   RMBS                                                 357          12             861          24
   CMBS                                                 181           6             193           6
   CDO/ABS                                            1,047          34           1,077          30
                                                     ------         ---          ------         ---
Total other bond securities                          $3,047         100%         $3,545         100%
                                                     ======         ===          ======         ===
Other equity securities                              $    4          --              --          --
                                                     ------         ---          ------         ---

Other Invested Assets

The following table summarizes the carrying amounts of other invested assets:

                                                       December 31,
                                                       -------------
           (in millions)                                2016   2015
           -------------                               ------ ------
           Alternative investments/(a) (b)/            $3,021 $5,410
           Investment real estate/(c)/                    414    246
           Federal Home Loan Bank (FHLB) common stock      31      8
           All other investments                           32     23
                                                       ------ ------
           Total                                       $3,498 $5,687
                                                       ====== ======

(a)At December 31, 2016, includes hedge funds of $ 1,517 million, private equity funds of $ 1,253 million, and affordable housing partnerships of $ 251 million. At December 31, 2015, includes hedge funds of $
   3,541 million, private equity funds of $ 1,645 million, and affordable housing partnerships of $ 224 million.
(b)Approximately 64 percent and 11 percent of our hedge fund portfolio is available for redemption in 2017 and 2018, respectively, an additional 7 percent will be available between 2019 and 2024.
(c)Net of accumulated depreciation of $169 million and $158 million in 2016 and 2015, respectively.

Other Invested Assets Carried at Fair Value

Certain hedge funds, private equity funds, and other investment partnerships for which we have elected the fair value option are reported at fair value with changes in fair value recognized in net investment income. Other investments in hedge funds, private equity funds and other investment partnerships in which AIG's insurance operations do not hold aggregate interests sufficient to exercise more than minor influence over the respective partnerships are reported at fair

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

value with changes in fair value recognized as a component of accumulated other comprehensive income. These investments are subject to other-than-temporary impairment evaluations (see discussion below on evaluating equity investments for other-than-temporary impairment).

The gross unrealized loss recorded in accumulated other comprehensive income on such investments was $8 million and $15 million at December 31, 2016 and 2015, respectively, the majority of which pertains to investments in private equity funds and hedge funds that have been in continuous unrealized loss positions for less than 12 months.

Other Invested Assets - Equity Method Investments

We account for hedge funds, private equity funds, affordable housing partnerships and other investment partnerships using the equity method of accounting unless our interest is so minor that we may have virtually no influence over partnership operating and financial policies, or we have elected the fair value option. Under the equity method of accounting, our carrying amount generally is our share of the net asset value of the funds or the partnerships, and changes in our share of the net asset values are recorded in net investment income. In applying the equity method of accounting, we consistently use the most recently available financial information provided by the general partner or manager of each of these investments, which is one to three months prior to the end of our reporting period. The financial statements of these investees are generally audited annually.

Summarized Financial Information of Equity Method Investees

The following is the aggregated summarized financial information of our equity method investees, including those for which the fair value option has been elected:

                                       Years ended December 31,
                                     ---------------------------
              (in millions)            2016     2015      2014
              -------------          -------  --------  --------
              Operating results:
                 Total revenues      $ 2,533  $  7,323  $ 11,281
                 Total expenses       (1,575)   (1,427)   (1,831)
                                     -------  --------  --------
              Net income             $   958  $  5,896  $  9,450
                                     =======  ========  ========
                                                 December 31,
                                              ------------------
              (in millions)                     2016      2015
              -------------                   --------  --------
              Balance sheet:
                 Total assets                 $ 68,435  $ 76,483
                 Total liabilities             (13,254)  (15,685)
                                              ========  ========

The following table presents the carrying amount and ownership percentage of equity method investments at December 31, 2016 and 2015:

                                             2016                      2015
                                   ------------------------- -------------------------
                                                  Ownership                 Ownership
(in millions, except percentages)  Carrying Value Percentage Carrying Value Percentage
---------------------------------  -------------- ---------- -------------- ----------
   Equity method investments           $2,341      Various       $4,052      Various

Summarized financial information for these equity method investees may be presented on a lag, due to the unavailability of information for the investees at our respective balance sheet dates, and is included for the periods in which we held an equity method ownership interest.

Other Investments

Also included in other invested assets are real estate held for investment or held for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and subject to impairment review. Properties acquired through foreclosure and held for sale are carried at the lower of carrying amount or fair value less estimated costs to sell the property.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


We are a member of the FHLB of Dallas and such membership requires members to own stock in the FHLB. Our FHLB stock is carried at amortized cost, which approximates fair value, and is included in other invested assets.

Net Investment Income

Net investment income represents income primarily from the following sources:

.. Interest income and related expenses, including amortization of premiums and accretion of discounts with changes in the timing and the amount of expected principal and interest cash flows reflected in yield, as applicable.

.. Dividend income from common and preferred stock and distributions from other investments, including distributions from private equity funds and hedge funds that are not accounted for under the equity method.

.. Realized and unrealized gains and losses from investments in other securities and investments for which we elected the fair value option.

..  Earnings from alternative investments.

..  Interest income on mortgage, policy and other loans.

The following table presents the components of net investment income:

                                                             Years Ended December 31,
                                                             ---------------------
(in millions)                                                 2016     2015    2014
-------------                                                ------   ------  ------
Fixed maturity securities, including short-term investments  $5,551   $5,154  $5,686
Equity securities                                                 2        2     (51)
Interest on mortgage and other loans                            746      706     645
Investment real estate                                            1       57      61
Alternative investments/*/                                      213      426     761
Other investments                                                 8       (1)     70
                                                             ------   ------  ------
Total investment income                                       6,521    6,344   7,172
Investment expenses                                             203      226     247
                                                             ------   ------  ------
Net investment income                                        $6,318   $6,118  $6,925
                                                             ======   ======  ======

* Beginning in the first quarter of 2016, the presentation of income on alternative investments has been refined to include only income from hedge funds, private equity funds and affordable housing partnerships. Prior period disclosures have been reclassified to conform to this presentation. Hedge funds for which we elected the fair value option are recorded as of the balance sheet date. Other hedge funds are generally reported on a one-month lag, while private equity funds are generally reported on a one-quarter lag.

Net Realized Capital Gains and Losses

Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

.. Sales or full redemptions of available-for-sale fixed maturity securities, available-for-sale equity securities, real estate and other alternative investments.

.. Reductions to the amortized cost basis of available-for-sale fixed maturity securities, available-for-sale equity securities and certain other invested assets for other-than-temporary impairments.

.. Changes in fair value of derivatives except for those instruments that are designated as hedging instruments when the change in the fair value of the hedged item is not reported in net realized capital gains and losses.

..  Exchange gains and losses resulting from foreign currency transactions.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the components of net realized capital gains (losses):

                                               Years Ended December 31,
                                               ------------------------
           (in millions)                         2016      2015   2014
           -------------                       -------    -----  -----
           Sales of fixed maturity securities  $  (112)   $  (1) $ 210
           Sales of equity securities                2        1      5
           Mortgage and other loans                (21)     (50)   (46)
           Investment real estate                   51       (2)   116
           Alternative investments                 144       90     51
           Derivatives                            (894)     170   (430)
           Other                                   (40)     (37)   139
           Other-than-temporary impairments       (260)    (249)  (119)
                                               -------    -----  -----
           Net realized capital losses         $(1,130)   $ (78) $ (74)
                                               =======    =====  =====

Evaluating Investments for Other-Than-Temporary Impairments

Fixed Maturity Securities

If we intend to sell a fixed maturity security or it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized capital losses. When assessing our intent to sell a fixed maturity security, or whether it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition our investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

For fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recoverable value with a corresponding charge to realized capital losses. The estimated recoverable value is the present value of cash flows expected to be collected, as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is presented in unrealized appreciation (depreciation) of fixed maturity securities on which other-than-temporary credit impairments were recognized (a separate component of accumulated other comprehensive income).

When estimating future cash flows for structured fixed maturity securities (e.g., RMBS, CMBS, CDO, ABS) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

..   Current delinquency rates;

..   Expected default rates and the timing of such defaults;

..   Loss severity and the timing of any recovery; and

..   Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recoverable value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recoverable value other than the fair value, the determination of a recoverable value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

We consider severe price declines in our assessment of potential credit impairments. We may also modify our model inputs when we determine that price movements in certain sectors are indicative of factors not captured by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available-for-sale fixed maturity securities that are not foreign exchange related, we prospectively accrete into earnings the difference between the new amortized cost and the expected undiscounted recoverable value over the remaining expected holding period of the security.

Credit Impairments

The following table presents a rollforward of the cumulative credit losses in other-than-temporary impairments recognized in earnings for available-for-sale fixed maturity securities:

                                                                                    Years Ended December 31,
                                                                                    ------------------------
(in millions)                                                                        2016     2015    2014
-------------                                                                       ------   ------  ------
Balance, beginning of year                                                          $1,092   $1,324  $1,585
   Increases due to:
       Credit impairments on new securities subject to impairment losses               120       71      22
       Additional credit impairments on previously impaired securities                  83       32      40
   Reductions due to:
       Credit impaired securities fully disposed for which there was no prior
         intent or requirement to sell                                                 (36)    (114)   (153)
       Credit impaired securities for which there is a current intent or
         anticipated requirement to sell                                                --        1      --
       Accretion on securities previously impaired due to credit/*/                   (242)    (221)   (170)
                                                                                    ------   ------  ------
Balance, end of year                                                                $1,017   $1,093  $1,324
                                                                                    ======   ======  ======

* Represents both accretion recognized due to changes in cash flows expected to be collected over the remaining expected term of the credit impaired securities and the accretion due to the passage of time.

Equity Securities

We evaluate our available-for-sale equity securities for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

..   The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

..   A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than the par value of their claims; or

..   We have concluded that we may not realize a full recovery on our investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. In addition to the above criteria, all equity securities that have been in a continuous decline in value below cost over twelve months are impaired. We also consider circumstances of a rapid and severe market valuation decline (50 percent or more) discount to cost, in which we could not reasonably assert that the impairment period would be temporary (severity losses).

Other Invested Assets

Our equity and cost method investments in private equity funds, hedge funds and other entities are evaluated for impairment similar to the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

private equity funds and hedge funds and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, we compare expected investment cash flows to carrying amount. When the expected cash flows are less than the carrying amount, the investments are written down to fair value with a corresponding charge to earnings.

Purchased Credit Impaired (PCI) Securities

We purchase certain RMBS securities that have experienced deterioration in credit quality since their issuance. We determine whether it is probable at acquisition that we will not collect all contractually required payments for these PCI securities, including both principal and interest. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security is determined based on our best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is accreted into Net investment income over their remaining lives on an effective yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. The accretable yield and the non-accretable difference will change over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, which are discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to our policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as adjustments to the accretable yield.

The following tables present information on our PCI securities, which are included in bonds available for sale:

                                                               At Date of
     (in millions)                                             Acquisition
     -------------                                             -----------
     Contractually required payments (principal and interest)    $14,346
     Cash flows expected to be collected/*/                       11,779
     Recorded investment in acquired securities                    7,924

* Represents undiscounted expected cash flows, including both principal and interest

                                                 December 31,
                                                 -------------
                  (in millions)                   2016    2015
                  -------------                  ------ ------
                  Outstanding principal balance  $6,936 $7,175
                  Amortized cost                  4,952  5,208
                  Fair value                      5,306  5,508

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents activity for the accretable yield on PCI securities:

                                                                    Years Ended December 31,
                                                                    ----------------------
(in millions)                                                          2016         2015
-------------                                                       ----------   ----------
Balance, beginning of year                                          $    2,787   $    2,661
   Newly purchased PCI securities                                          288          404
   Disposals                                                               (41)         (13)
   Accretion                                                              (348)        (348)
   Effect of changes in interest rate indices                                6         (102)
   Net reclassification from non-accretable difference, including
     effects of prepayments                                                340          185
                                                                    ----------   ----------
Balance, end of year                                                $    3,032   $    2,787
                                                                    ==========   ==========

Pledged Investments

Secured Financing and Similar Arrangements

We enter into secured financing transactions whereby certain securities are sold under agreements to repurchase (repurchase agreements), in which we transfer securities in exchange for cash, with an agreement by us to repurchase the same or substantially similar securities. Our secured financing transactions also include those that involve the transfer of securities to financial institutions in exchange for cash (securities lending agreements). In all of these secured financing transactions, the securities transferred by us (pledged collateral) may be sold or repledged by the counterparties. These agreements are recorded at their contracted amounts plus accrued interest, other than those that are accounted for at fair value.

Pledged collateral levels are monitored daily and are generally maintained at an agreed-upon percentage of the fair value of the amounts borrowed during the life of the transactions. In the event of a decline in the fair value of the pledged collateral under these secured financing transactions, we may be required to transfer cash or additional securities as pledged collateral under these agreements. At the termination of the transactions, we and our counterparties are obligated to return the amounts borrowed and the securities transferred, respectively.

The following table presents the fair value of securities pledged to counterparties under secured financing transactions, including repurchase and securities lending agreements:

                                                 December 31,
                                                 -------------
                  (in millions)                   2016    2015
                  -------------                  ------ ------
                  Securities available for sale  $2,083 $  978
                  Other securities                1,462  1,414

At December 31, 2016 and 2015, amounts borrowed under repurchases and securities lending agreements totaled $3.6 billion and $2.4 billion respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the fair value of securities pledged under our repurchase agreements by collateral type and by remaining contractual maturity:

                                      Remaining Contractual Maturity of the Agreements
                                      ------------------------------------------------
                                      Overnight                         Greater
December 31, 2016                        and        Up to 30            Than 90
(in millions)                         Continuous      days   31-90 days  days   Total
-----------------                     ----------    -------- ---------- ------- ------
Repurchase agreements:
   Bonds available for sale:
   Other bond securities:
       Non U.S. government               $--          $ --     $   --    $ 41   $   41
       Corporate debt                     --            95        657     669    1,421
                                         ---          ----     ------    ----   ------
Total repurchase agreements               --            95        657     710    1,462
                                         ---          ----     ------    ----   ------
Securities lending agreements:
   Bonds available for sale:
       Non U.S. government                --            --         34      --       34
       Corporate debt                     --           725      1,268      --    1,993
       CMBS                               --            --         56      --       56
                                         ---          ----     ------    ----   ------
Total securities lending agreements       --           725      1,358      --    2,083
                                         ---          ----     ------    ----   ------
Total secured financing transactions     $--          $820     $2,015    $710   $3,545
                                         ===          ====     ======    ====   ======

Insurance - Statutory and Other Deposits

Total carrying values of cash and securities we deposited under requirements of regulatory authorities were $143 million and $56 million at December 31, 2016 and 2015, respectively.

Other Pledges

We are a member of the FHLB of Dallas and such membership requires the members to own stock in these FHLBs. We owned an aggregate of $31 million and $8 million of common stock in the FHLB at December 31, 2016 and 2015, respectively. Pursuant to the membership terms, we have elected to pledge such stock to the FHLB. In addition, we have pledged securities available for sale and residential loans with a fair value of $1.4 billion and $17 million, respectively, at December 31, 2016, and securities available for sale with a fair value of $739 million at December 31, 2015, to provide adequate collateral for potential advances from the FHLB.

5. LENDING ACTIVITIES

Mortgage and other loans receivable include commercial mortgages, residential mortgages, life insurance policy loans, commercial loans, and other loans and notes receivable. Commercial mortgages, residential mortgages, commercial loans, and other loans and notes receivable are carried at unpaid principal balances less allowance for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

Direct costs of originating commercial mortgages, commercial loans, and other loans and notes receivable, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to income as an adjustment to earnings using the interest method. Premiums and discounts on purchased residential mortgages are also amortized to income as an adjustment to earnings using the interest method.

Life insurance policy loans are carried at unpaid principal balances. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the composition of mortgages and other loans receivable:

                                                           December 31,
                                                         ----------------
     (in millions)                                         2016     2015
     -------------                                       -------  -------
     Commercial mortgages/*/                             $12,812  $11,306
     Residential mortgages                                 1,520    1,003
     Life insurance policy loans                           1,382    1,451
     Commercial loans, other loans and notes receivable      906      975
                                                         -------  -------
     Total mortgage and other loans receivable            16,620   14,735
     Allowance for losses                                   (162)    (137)
                                                         -------  -------
     Mortgage and other loans receivable, net            $16,458  $14,598
                                                         =======  =======

* Commercial mortgages primarily represent loans for office, apartments and retail properties, with exposures in New York and Foreign representing the largest geographic concentrations (24 percent and 14 percent, respectively, at December 31, 2016 and 21 percent and 13 percent, respectively, at December 31, 2015).

Nonperforming loans are generally those loans where payment of contractual principal or interest is more than 90 days past due. Nonperforming mortgages were not significant for all periods presented.

The following table presents the credit quality performance indicators for commercial mortgages:

                                          Number                       Class                                   Percent
                                            of   --------------------------------------------------              of
(dollars in millions)                     Loans  Apartments Offices Retail Industrial Hotel  Others Total/(c)/ Total $
---------------------                     ------ ---------- ------- ------ ---------- ------ ------ ---------  -------
December 31, 2016
Credit Quality Indicator:
   In good standing                        497     $2,662   $4,062  $2,497   $1,017   $1,472 $1,015  $12,725      99%
   Restructured/(a)/                         3         --       69      18       --       --     --       87       1
   >90 days delinquent or in
                                           ---     ------   ------  ------   ------   ------ ------  -------     ---
Total/(b)/                                 500     $2,662   $4,131  $2,515   $1,017   $1,472 $1,015  $12,812     100%
                                           ===     ======   ======  ======   ======   ====== ======  =======     ===
Allowance for losses                               $   16   $   38  $   18   $    4   $    9 $   11  $    96       1%
                                                   ======   ======  ======   ======   ====== ======  =======     ===
December 31, 2015
Credit Quality Indicator:
   In good standing                        817     $1,808   $3,782  $2,364   $1,021   $1,326 $  816  $11,117      98%
   Restructured/(a)/                         6         --       75      18       --       --     --       93       1
   90 days or less delinquent                1         --       --      --       --       --      6        6      --
   >90 days delinquent or in process of
     foreclosure                             5         --       84      --        6       --     --       90       1
                                           ---     ------   ------  ------   ------   ------ ------  -------     ---
Total/(b)/                                 829     $1,808   $3,941  $2,382   $1,027   $1,326 $  822  $11,306     100%
                                           ===     ======   ======  ======   ======   ====== ======  =======     ===
Allowance for losses                               $   19   $   25  $   13   $    5   $   11 $    6  $    79       1%
                                                   ======   ======  ======   ======   ====== ======  =======     ===

(a)Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)Does not reflect allowance for credit losses.
(c)100 percent of the commercial mortgages held at such respective dates were current as to payments of principal and interest. There were no significant amounts of nonperforming commercial mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented.

We hold mortgages with a carrying value of $26 million and $87 million on certain properties that are owned by an affiliate, AIG Global Real Estate Investment Corporation, as of December 31, 2016 and 2015, respectively.

Methodology Used to Estimate the Allowance for Credit Losses

Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. Impairment of commercial mortgages is typically determined using the fair value of collateral while impairment of other loans is typically determined using the present value of cash flows or the loan's observable market price. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property type and location, loan term, profile of the borrower and of the major property tenants, and loan seasoning. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Interest income is not accrued when payment of contractual principal and interest is not expected. Any cash received on impaired loans is generally recorded as a reduction of the current carrying amount of the loan. Accrual of interest income is generally resumed when delinquent contractual principal and interest is repaid or when a portion of the delinquent contractual payments are made and the ongoing required contractual payments have been made for an appropriate period.

A significant majority of commercial mortgages in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for us to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

The following table presents a rollforward of the changes in the allowance for credit losses on mortgage and other loans receivable:

                                                  2016                   2015                   2014
                                         ---------------------- ---------------------  ---------------------
Years Ended December 31,                 Commercial Other       Commercial Other       Commercial Other
(in millions)                            Mortgages  Loans Total Mortgages  Loans Total Mortgages  Loans Total
------------------------                 ---------- ----- ----- ---------- ----- ----- ---------- ----- -----
Allowance, beginning of year                $79      $58  $137     $73      $21  $ 94     $106    $ 33  $139
   Additions (reductions) to allowance       13        8    21      14       37    51      (17)     11    (6)
   Charge-offs, net of recoveries             4       --     4      (8)      --    (8)     (16)    (23)  (39)
                                            ---      ---  ----     ---      ---  ----     ----    ----  ----
Allowance, end of year                      $96      $66  $162     $79      $58  $137     $ 73    $ 21  $ 94
                                            ===      ===  ====     ===      ===  ====     ====    ====  ====

The following table presents information on mortgage loans individually assessed for credit losses:

                                                   Years Ended December 31,
                                                   ----------------------
      (in millions)                                 2016     2015    2014
      -------------                                ------   ------  ------
      Impaired loans with valuation allowances     $   26   $  100  $  104
      Impaired loans without valuation allowances      88      110      --
                                                   ------   ------  ------
         Total impaired loans                         114      210     104
      Valuation allowances on impaired loans           (3)      (4)    (26)
                                                   ------   ------  ------
         Impaired loans, net                       $  111   $  206  $   78
                                                   ======   ======  ======
      Interest income on impaired loans            $    7   $   11  $    5
                                                   ======   ======  ======

Troubled Debt Restructurings

We modify loans to optimize their returns and improve their collectability, among other things. When we undertake such a modification with a borrower that is experiencing financial difficulty and the modification involves us granting a concession to the troubled debtor, the modification is a troubled debt restructuring (TDR). We assess whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal or interest forgiveness, payment deferrals and easing of loan covenants.

Loans that had been modified in troubled debt restructurings during the twelve-month period ended December 31, 2016 have been fully paid off. For the twelve-month period ended December 31, 2015, loans with a carrying value of $30 million were modified in troubled debt restructurings.

6. REINSURANCE

In the ordinary course of business, we utilize internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. In addition, we assume reinsurance from other insurance companies. We generally limit our exposure to loss on any single life to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, we can increase our exposure to loss on any single life up to $15 million.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. The premiums with respect to these treaties are earned over the contract period in proportion to the protection provided.

The following table presents the effect of reinsurance on our premiums:

                                     Years Ended December 31,
                                     ----------------------
                   (in millions)      2016     2015    2014
                   -------------     ------   ------  ------
                   Direct premiums   $2,679   $3,535  $2,561
                   Assumed premiums      22       20      22
                   Ceded premiums      (979)    (927)   (917)
                                     ------   ------  ------
                   Net               $1,722   $2,628  $1,666
                                     ======   ======  ======

Reinsurance recoveries, which reduced Policyholder benefits, were approximately $655 million, $847 million and $641 million during 2016, 2015 and 2014, respectively.

We manage the capital impact of our statutory reserve requirements, including those resulting from the National Association of Insurance Commissioners (NAIC) Model Regulation "Valuation of Life Insurance Policies" (Regulation XXX) and NAIC Actuarial Guideline 38 (Guideline AXXX) through unaffiliated and affiliated reinsurance transactions. Regulation XXX and Guideline AXXX reserves related to new and in-force term and universal life business were ceded to our Parent, AGC Life, under a coinsurance/modified coinsurance agreement effective January 1, 2011. Effective July 1, 2016, we entered into an agreement to cede approximately $5 billion of statutory reserves for certain whole life and universal life policies to an unaffiliated reinsurer. Effective December 31, 2016, we recaptured in-force term and universal life reserves subject to Regulation XXX and Guideline AXXX from AGC Life, and ceded approximately $14 billion of such statutory reserves to an unaffiliated reinsurer under an amendment to the July 1, 2016 agreement. Under GAAP, these reinsurance transactions use deposit accounting with a reinsurance risk charge recorded in income.

In 2016, 2015 and 2014, our results of operations included pre-tax expense of approximately $92 million, $89 million and $81 million, respectively, for risk charges related to reinsurance of reserves subject to Regulation XXX and Guideline AXXX.

On October 1, 2003, we entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. (AIGB). Under the agreement, AIGB reinsured 100 percent quota share of our liability on virtually all of our general account deferred annuity contracts with issue dates on or after January 1, 2003. The agreement was amended on September 25, 2007 to terminate the agreement for new business as of July 1, 2007. Under the agreement, we retain the assets supporting the reserves ceded to AIGB. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied.

Reinsurance Security

Our third-party reinsurance arrangements do not relieve us from our direct obligations to our beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. We hold substantial collateral as security under related reinsurance agreements in the form of funds, securities, and/or letters of credit. We believe that no exposure to a single reinsurer represents an inappropriate concentration of credit risk to the Company. Gross reinsurance assets with our three largest reinsurers aggregated to approximately $1.1 billion at both December 31, 2016 and 2015, of which approximately $862 million and $871 million at December 31, 2016 and 2015, respectively, was not secured by collateral.

7. DERIVATIVES AND HEDGE ACCOUNTING

We use derivatives and other financial instruments as part of our financial risk management programs and as part of our investment operations. Interest rate derivatives (such as interest rate swaps) are used to manage interest rate risk associated with embedded derivatives in insurance contract liabilities and with fixed maturity securities as well as other interest rate sensitive assets and liabilities. Foreign exchange derivatives (principally foreign exchange swaps and

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

forwards) are used to economically mitigate risk associated with non U.S. dollar denominated transactions, primarily investments and GICs denominated in foreign currencies.

We hedge our economic exposure to market risk related to variable annuity products with riders that guarantee a certain level of benefits. Our variable annuity hedging program is designed to offset certain changes in the economic value of these guarantee features, within established thresholds. The hedging program is designed to provide additional protection against large and combined movements in interest rates, equity prices, credit spreads and market volatility under multiple scenarios. In addition to risk-mitigating features in our variable annuity product design, and the use of certain fixed income securities with a fair value option election to manage interest rate and credit spread exposures, our variable annuity hedging program utilizes various derivative instruments, including but not limited to equity options, futures contracts, interest rate swaps and swaption contracts, as well as other hedging instruments. Our exchange-traded index futures contracts have no recorded fair value as they are cash settled daily. In addition to hedging activities, we also enter into derivative instruments as a part of our investment operations, which may include, among other things, purchases of investments with embedded derivatives, such as equity-linked notes and convertible bonds.

Interest rate, currency and equity swaps, swaptions, options and forward transactions are accounted for as derivatives, recorded on a trade-date basis and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. Aggregate asset or liability positions are netted on the Consolidated Balance Sheets only to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted with counterparties in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative liability, while cash collateral received in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative asset.

We have elected to present all derivative receivables and derivative payables, and the related cash collateral received and paid, on a net basis on our Consolidated Balance Sheets when a legally enforceable ISDA Master Agreement exists between us and our derivative counterparty. An ISDA Master Agreement is an agreement governing multiple derivative transactions between two counterparties. The ISDA Master Agreement generally provides for the net settlement of all, or a specified group, of these derivative transactions, as well as transferred collateral, through a single payment, and in a single currency, as applicable. The net settlement provisions apply in the event of a default on, or affecting any, one derivative transaction or a termination event affecting all, or a specified group of, derivative transactions governed by the ISDA Master Agreement.

Derivatives, with the exception of embedded derivatives, are measured at fair value and presented within other assets and other liabilities in the Consolidated Balance Sheets. Embedded derivatives are generally presented with the host contract in the Consolidated Balance Sheets. A bifurcated embedded derivative is measured at fair value and accounted for in the same manner as a free standing derivative contract. The corresponding host contract is accounted for according to the accounting guidance applicable for that instrument. See Notes 3 and 11 for additional information on our embedded derivatives, which are primarily related to guarantee features in variable annuity products, and include equity and interest rate components.

We believe our economic hedging instruments have been and remain economically effective, but for the most part they have not been designated as hedges receiving hedge accounting treatment. Changes in the fair value of derivatives not designated as hedges are reported within net realized capital gains and losses. Certain swaps associated with GIC liabilities and available-for-sale investments have been designated as fair value hedges. Changes in fair value hedges of GIC liabilities and available-for-sale securities are reported in net policyholder benefits and net realized capital gains (losses), respectively, along with changes in the hedged item.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the notional amounts and the fair value of derivative assets and liabilities, excluding embedded derivatives:

                                       December 31, 2016                December 31, 2015
                               --------------------------------  -------------------------------
                               Gross Derivative Gross Derivative Gross Derivative Gross Derivative
                                    Assets        Liabilities         Assets        Liabilities
                               ---------------  ---------------  ---------------  --------------
                               Notional  Fair   Notional  Fair   Notional  Fair   Notional  Fair
(in millions)                   Amount   Value   Amount   Value   Amount   Value   Amount   Value
-------------                  -------- ------  -------- ------  -------- ------  --------  -----
Derivatives designated as
  hedging instruments:/(a)/
   Interest rate contracts     $   248  $  198  $   546  $   10  $   279  $  194  $   209   $  --
   Foreign exchange contracts    1,200     171      323      19      781      93       45       7
Derivatives not designated as
  hedging instruments:/(a)/
   Interest rate contracts      32,268     319   25,059   1,537   22,489     714   21,762     267
   Foreign exchange contracts    3,111     430    1,202     314    2,263     325    2,125     390
   Equity contracts             11,348     263    7,958      12    4,835     127    4,446      --
   Other contracts/(b)/         27,535      14    5,639       5   33,113      13       63       8
                               -------  ------  -------  ------  -------  ------  -------   -----
Total derivatives, gross       $75,710   1,395  $40,727   1,897  $63,760   1,466  $28,650     672
                               -------  ------  -------  ------  -------  ------  -------   -----
Counterparty netting/(c)/                 (762)            (762)            (273)            (273)
Cash collateral/(d)/                       (46)            (852)            (298)             (36)
                                        ------           ------           ------            -----
Total derivatives included in
  Other Assets and Other
  Liabilities,
  respectively /(e)/                    $  587           $  283           $  895            $ 363
                                        ======           ======           ======            =====

(a)Fair value amounts are shown before the effects of counterparty netting adjustments and offsetting cash collateral.
(b)Consists primarily of stable value wrap contacts with multiple underlying exposures.
(c)Represents netting of derivative exposures covered by a qualifying master netting agreement.
(d)Represents cash collateral posted and received that is eligible for netting.
(e)Excludes embedded derivatives. Fair value of assets related to bifurcated embedded derivatives was zero at both December 31, 2016 and December 31, 2015. Fair value of liabilities related to bifurcated embedded derivatives was $2.7 billion and $2.0 billion, respectively, at December 31, 2016 and December 31, 2015.

The following table presents the changes in the fair value of derivative instruments and the classification of these changes in the Consolidated Statements of Income:

                                                                        Years Ended December 31,
                                                                        ---------------------
(in millions)                                                             2016      2015   2014
-------------                                                           -------    -----  -----
Derivative instruments in fair value hedging relationships:/*/
   Interest rate contracts                                              $    (8)   $   7  $  (7)
   Foreign exchange contracts                                               (22)      17     (4)
                                                                        -------    -----  -----
Total                                                                   $   (30)   $  24  $ (11)
                                                                        =======    =====  =====
Derivatives not designated as hedging instruments, by derivative type:
   Interest rate contracts                                              $  (144)   $ 261  $ 511
   Foreign exchange contracts                                                85       64    (33)
   Equity contracts                                                        (749)    (116)  (238)
   Other contracts                                                           71       67     57
   Embedded derivatives                                                     (60)     (62)  (645)
                                                                        -------    -----  -----
Total                                                                   $  (797)   $ 214  $(348)
                                                                        =======    =====  =====
By classification:
   Policy fees                                                          $    70    $  68  $  62
   Net realized capital gains (losses)                                     (894)     170   (430)
   Policyholder benefits                                                      2        6     17
   Interest credited to policyholder account balances                        (5)      (6)    (8)
                                                                        -------    -----  -----
Total                                                                   $  (827)   $ 238  $(359)
                                                                        =======    =====  =====

* The amounts presented do not include periodic net coupon settlements of derivative contract or coupon income (expense) related to the hedged item.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

Deferred Policy Acquisition Costs

Deferred policy acquisition costs (DAC) represent those costs that are incremental and directly related to the successful acquisition of new or renewal of existing insurance contracts. We defer incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such deferred policy acquisition costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fees that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. We partially defer costs, including certain commissions, when we do not believe that the entire cost is directly related to the acquisition or renewal of insurance contracts.

We also defer a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Short-duration insurance contracts: Policy acquisition costs are deferred and amortized over the period in which the related premiums written are earned, generally 12 months. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is anticipated in assessing the recoverability of DAC. We assess the recoverability of DAC on an annual basis or more frequently if circumstances indicate an impairment may have occurred. This assessment is performed by comparing recorded net unearned premiums and anticipated investment income on in-force business to the sum of expected losses, loss adjustment expenses incurred, unamortized DAC and maintenance costs. If the sum of these costs exceeds the amount of recorded net unearned premiums and anticipated investment income, the excess is recognized as an offset against the asset established for DAC. This offset is referred to as a premium deficiency charge. Increases in expected losses and loss adjustment expenses incurred can have a significant impact on the likelihood and amount of a premium deficiency charge.

Long-duration insurance contracts: Policy acquisition costs for participating life, traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. The assumptions used to calculate the benefit liabilities and DAC for these traditional products are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These "locked-in" assumptions include mortality, morbidity, persistency, maintenance expenses and investment returns, and include margins for adverse deviation to reflect uncertainty given that actual experience might deviate from these assumptions. Loss recognition occurs when there is a shortfall between the carrying amount of future policy benefit liabilities, net of DAC, and what the future policy benefit liabilities, net of DAC, would be when applying updated current assumptions. When we determine that a loss recognition event has occurred, we first reduce any DAC related to that block of business through amortization of acquisition expense, and after DAC is depleted, we record additional liabilities through a charge to policyholder benefits. Groupings for loss recognition testing are consistent with our manner of acquiring, servicing and measuring the profitability of the business and applied by product groupings. We perform separate loss recognition tests for traditional life products, payout annuities and long-term care products. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Investment-oriented contracts: Policy acquisition costs and policy issuance costs related to universal life and investment-type products (collectively, investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits include net investment income and spreads, net realized capital gains and losses, fees, surrender charges, expenses, and mortality gains and losses. In each reporting period, current period amortization expense is adjusted to reflect actual gross profits. If estimated gross profits change significantly, DAC is recalculated using the new assumptions, and any resulting adjustment is included in income. If the new assumptions indicate that future estimated gross profits are higher than previously estimated, DAC will be increased resulting in a decrease in amortization expense and increase in income in the current period; if future estimated gross profits are lower than previously

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

estimated, DAC will be decreased resulting in an increase in amortization expense and decrease in income in the current period. Updating such assumptions may result in acceleration of amortization in some products and deceleration of amortization in other products. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

To estimate future estimated gross profits for variable annuity products, a long-term annual asset growth assumption is applied to determine the future growth in assets and related asset-based fees. In determining the asset growth rate, the effect of short-term fluctuations in the equity markets is partially mitigated through the use of a "reversion to the mean" methodology whereby short-term asset growth above or below long-term annual rate assumptions impact the growth assumption applied to the five-year period subsequent to the current balance sheet date. The reversion to the mean methodology allows us to maintain our long-term growth assumptions, while also giving consideration to the effect of actual investment performance. When actual performance significantly deviates from the annual long-term growth assumption, as evidenced by growth assumptions in the five-year reversion to the mean period falling below a certain rate (floor) or above a certain rate (cap) for a sustained period, judgment may be applied to revise or "unlock" the growth rate assumptions to be used for both the five-year reversion to the mean period as well as the long-term annual growth assumption applied to subsequent periods.

Shadow DAC and Shadow Loss Recognition: DAC related to investment-oriented products is also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on estimated gross profits, with related changes recognized through other comprehensive income (shadow DAC). The adjustment is made at each balance sheet date, as if the securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. Similarly, for long-duration traditional insurance contracts, if the assets supporting the liabilities maintain a temporary net unrealized gain position at the balance sheet date, loss recognition testing assumptions are updated to exclude such gains from future cash flows by reflecting the impact of reinvestment rates on future yields. If a future loss is anticipated under this basis, any additional shortfall indicated by loss recognition tests is recognized as a reduction in accumulated other comprehensive income (shadow loss recognition). Similar to other loss recognition on long-duration insurance contracts, such shortfall is first reflected as a reduction in DAC and secondly as an increase in liabilities for future policy benefits. The change in these adjustments, net of tax, is included with the change in net unrealized appreciation of investments that is credited or charged directly to other comprehensive income.

Internal Replacements of Long-duration and Investment-oriented Products: For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If the modification does not substantially change the contract, we do not change the accounting and amortization of existing DAC and related actuarial balances. If an internal replacement represents a substantial change, the original contract is considered to be extinguished and any related DAC or other policy balances are charged or credited to income, and any new deferrable costs associated with the replacement contract are deferred.

The following table presents a rollforward of DAC:

                                                                             Years Ended December 31,
                                                                             ----------------------
(in millions)                                                                 2016     2015    2014
-------------                                                                ------   ------  ------
Balance, beginning of year                                                   $6,106   $5,339  $5,312
   Acquisition costs deferred                                                   805      983     875
   Accretion of interest/amortization                                          (796)    (778)   (695)
   Effect of unlocking assumptions used in estimating future gross profits      277       36      96
   Effect of realized gains/loss on securities                                  285        1     (45)
   Effect of unrealized gains/loss on securities                               (155)     525    (204)
                                                                             ------   ------  ------
Balance, end of year                                                         $6,522   $6,106  $5,339
                                                                             ======   ======  ======

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Value of Business Acquired (VOBA): VOBA is determined at the time of acquisition and is reported in the Consolidated Balance Sheets with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business in a manner similar to that for DAC based on the assumptions at purchase. For investment-oriented products, VOBA is amortized in relation to estimated gross profits and adjusted for the effect of unrealized gains or losses on fixed maturity and equity securities available for sale in a manner similar to DAC.

The following table presents a rollforward of VOBA:

                                                                             Years Ended December 31,
                                                                             ----------------------
(in millions)                                                                  2016     2015    2014
-------------                                                                ------   ------  ------
Balance, beginning of year                                                   $  295   $  322  $  348
   Accretion of interest/amortization                                           (28)     (24)    (24)
   Effect of unlocking assumptions used in estimating future gross profits       --      (22)     13
   Effect of realized gains/loss on securities                                    1       --      (3)
   Effect of unrealized gains/loss on securities                                 (3)      19     (12)
                                                                             ------   ------  ------
Balance, end of year                                                         $  265   $  295  $  322
                                                                             ======   ======  ======

VOBA amortization, net of accretion of interest, expected to be recorded in each of the next five years is $24 million, $21 million, $20 million, $19 million and $18 million, respectively. These projections are based on current estimates for investment income and spreads, persistency, mortality and morbidity assumptions.

Deferred Sales Inducements

We offer sales inducements, which include enhanced crediting rates or bonus payments to contract holders (bonus interest) on certain annuity and investment contract products. Sales inducements provided to the contract holder are recognized in policyholder contract deposits in the Consolidated Balance Sheets. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception. We must also demonstrate that such amounts are incremental to amounts we credit on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period. The amortization expense associated with these assets is reported within interest credited to policyholder account balances in the Consolidated Statements of Income.

The following table presents a rollforward of deferred sales inducements:

                                                                             Years Ended December 31,
                                                                             ----------------------
(in millions)                                                                 2016     2015    2014
-------------                                                                ------   ------  ------
Balance, beginning of year                                                   $  579   $  442  $  502
   Acquisition costs deferred                                                    55       73      33
   Accretion of interest/amortization                                          (123)    (132)   (114)
   Effect of unlocking assumptions used in estimating future gross profits       48       53      60
   Effect of realized gains/loss on securities                                   33        4     (12)
   Effect of unrealized gains/loss on securities                                 (7)     139     (27)
                                                                             ------   ------  ------
Balance, end of year                                                         $  585   $  579  $  442
                                                                             ======   ======  ======

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, Distribution Fee Revenue). We amortize these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

DAC, VOBA and deferred sales inducements for insurance oriented and investment oriented products are reviewed for recoverability, which involves estimating the future profitability of current business. This review involves significant management judgment. If actual future profitability is substantially lower than estimated, our DAC, VOBA and deferred sales inducements may be subject to an impairment charge and our results of operations could be significantly affected in future periods.

9. VARIABLE INTEREST ENTITIES

A variable interest entity (VIE) is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights or do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

We enter into various arrangements with VIEs in the normal course of business and consolidate the VIEs when we determine we are the primary beneficiary. This analysis includes a review of the VIE's capital structure, related contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued and our involvement with the entity. When assessing the need to consolidate a VIE, we evaluate the design of the VIE as well as the related risks the entity was designed to expose the variable interest holders to.

The primary beneficiary is the entity that has both (1) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (2) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of our decision-making ability and our ability to influence activities that significantly affect the economic performance of the VIE.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the total assets and total liabilities associated with our variable interests in consolidated VIEs, as classified in the Consolidated Balance Sheets:

                                         Real Estate and
                                           Investment    Securitization Affordable Housing
(in millions)                               Entities        Vehicles       Partnerships    Total
-------------                            --------------- -------------- ------------------ ------
December 31, 2016
Assets:
   Bonds available for sale                    $--           $6,319            $--         $6,319
   Other bond securities                        --              766             --            766
   Mortgage and other loans receivable          --            1,128             --          1,128
   Other invested assets                        17               --             26             43
   Other/(a)/                                   16              550             --            566
                                               ---           ------            ---         ------
Total assets/(b)/                              $33           $8,763            $26         $8,822
                                               ===           ======            ===         ======
Liabilities:
   Notes payable - to affiliates               $--           $1,259            $--         $1,259
   Notes payable - to third parties             --              139             --            139
   Other/(c)/                                   24               14              3             41
                                               ---           ------            ---         ------
Total liabilities                              $24           $1,412            $ 3         $1,439
                                               ===           ======            ===         ======
December 31, 2015
Assets:
   Bonds available for sale                    $--           $6,124            $--         $6,124
   Other bond securities                        --              747             --            747
   Mortgage and other loans receivable          --            1,435             --          1,435
   Other/(a)/                                   --              429              6            435
                                               ---           ------            ---         ------
Total assets/(b)/                              $--           $8,735            $ 6         $8,741
                                               ===           ======            ===         ======
Liabilities:
   Notes payable - to affiliates               $--           $  617            $--         $  617
   Notes payable - to third parties             --              311             --            311
   Other/(c)/                                   --               20              3             23
                                               ---           ------            ---         ------
Total liabilities                              $--           $  948            $ 3         $  951
                                               ===           ======            ===         ======

(a)Comprised primarily of short-term investments and other assets at both December 31, 2016 and 2015.
(b)The assets of each VIE can be used only to settle specific obligations of that VIE.
(c)Comprised primarily of amounts due to related parties and other liabilities, at fair value, at both December 31, 2016 and 2015.

We calculate our maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where we have also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by us generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to us, except in limited circumstances when we have provided a guarantee to the VIE's interest holders.

The following table presents total assets of unconsolidated VIEs in which we hold a variable interest, as well as our maximum exposure to loss associated with these VIEs:

                                                          Maximum Exposure to Loss
                                                        -----------------------------
                                              Total VIE On-Balance Off-Balance
(in millions)                                  Assets   Sheet/(a)/    Sheet    Total
-------------                                 --------- ---------- ----------- ------
December 31, 2016
   Real estate and investment entities/(c)/   $168,097    $2,532      $440     $2,972
   Affordable housing partnerships               4,101       554        --        554
                                              --------    ------      ----     ------
Total/(b)/                                    $172,198    $3,086      $440     $3,526
                                              ========    ======      ====     ======
December 31, 2015
   Real estate and investment entities/(c)/   $  4,828    $  562      $ 65     $  627
   Affordable housing partnerships               4,279       547        --        547
                                              --------    ------      ----     ------
Total                                         $  9,107    $1,109      $ 65     $1,174
                                              ========    ======      ====     ======

(a)At December 31, 2016 and 2015, $2.8 billion and $785 million, respectively, of our total unconsolidated VIE assets were recorded as other invested assets.
(b)As discussed in Note 2, on January 1, 2016 we adopted accounting guidance that resulted in an increase in the number of our investment entities classified as VIEs.
(c)Comprised primarily of hedge funds and private equity funds

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Real Estate and Investment Entities

We participate as a passive investor in the equity issued by certain third party-managed hedge and private equity funds, and certain real estate entities that are VIEs managed by AIG Asset Management (US), LLC (AIG Investments), an affiliate. We are typically not involved in the design or establishment of these VIEs, nor do we actively participate in the management of the VIEs.

Securitization Vehicles

We created certain VIEs that hold investments, primarily investment-grade debt securities and commercial mortgage loans, and issued beneficial interests in these investments. We own the majority of these beneficial interests and we maintain the power to direct the activities of the VIEs that most significantly impact their economic performance and bear the obligation to absorb losses or receive benefits from the entities that could potentially be significant to the entities. Accordingly, we consolidate these entities, and beneficial interests issued to third parties or affiliates by these entities are reported as notes payable. See Note 18 for additional information on capital commitments made to these entities by other affiliates.

Affordable Housing Partnerships

SunAmerica Affordable Housing Partners, Inc. (SAAHP) organized and invested in limited partnerships that develop and operate affordable housing qualifying for federal, state, and historic tax credits, in addition to a few market rate properties across the United States. The operating partnerships are VIEs, whose debt is generally non-recourse in nature, and the general partners of which are mostly unaffiliated third-party developers. We account for our investments in the operating partnerships using the equity method of accounting, unless they are required to be consolidated. We consolidate an operating partnership if the general partner is an affiliated entity or we otherwise have the power to direct activities that most significantly impact the entity's economic performance.

RMBS, CMBS, Other ABS and CDOs

We are passive investors in RMBS, CMBS, other ABS and CDOs, the majority of which are issued by domestic special purpose entities. We generally do not sponsor or transfer assets to, or act as the servicer to these asset backed structures, and were not involved in the design of these entities.

Our maximum exposure in these types of structures is limited to our investment in securities issued by these entities. Based on the nature of our investments and our passive involvement in these types of structures, we have determined that we are not the primary beneficiary of these entities. We have not included these entities in the tables above; however, the fair values of our investments in these structures are reported in Note 3 and Note 4.

10. INSURANCE LIABILITIES

Future Policy Benefits

Future policy benefits primarily include reserves for traditional life and annuity payout contracts, which represent an estimate of the present value of future benefits less the present value of future net premiums. Included in future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature.

Future policy benefits also include certain guaranteed benefits of variable annuity products that are not considered embedded derivatives, primarily guaranteed minimum death benefits. See Note 11 for additional information on guaranteed minimum death benefits.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The liability for long-duration future policy benefits has been established including assumptions for interest rates which vary by year of issuance and product, and range from approximately 0.1 percent to 14.0 percent. Mortality and surrender rate assumptions are generally based on actual experience when the liability is established.

For long duration traditional business, a "lock-in" principle applies. The assumptions used to calculate the benefit liabilities and DAC are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. The assumptions include mortality, morbidity, persistency, maintenance expenses, and investment returns. These assumptions are typically consistent with pricing inputs. These assumptions include margins for adverse deviation principally for key assumptions such as mortality and interest rates used to discount cash flows, to reflect uncertainty given that actual experience might deviate from these assumptions. Establishing margins at contract inception requires management judgment. The extent of the margin for adverse deviation may vary depending on the uncertainty of the cash flows, which is affected by the volatility of the business and the extent of our experience with the product.

Loss recognition occurs if observed changes in actual experience or estimates result in projected future losses under loss recognition testing. To determine whether loss recognition exists, we determine whether a future loss is expected based on updated current assumptions. If loss recognition exists, we recognize the loss by first reducing DAC through amortization expense, and, if DAC is depleted, record additional liabilities through a charge to policyholder benefit expense. See Note 8 for additional information on loss recognition.

In 2016, we recorded loss recognition expense of $424 million, which reflected the establishment of additional reserves primarily as a result of mortality experience studies that indicated increased longevity, particularly on injured lives in a block of structured settlements underwritten prior to 2010. In 2015 and 2014, we recorded loss recognition expense of $28 million and $87 million, respectively, to increase reserves for certain long-term care business. Sales of investment securities in connection with a program to utilize capital loss carryforwards, as well as other investment sales with subsequent reinvestment at lower yields, triggered loss recognition expense primarily on certain long-term payout annuity contracts of $21 million in 2014.

Policyholder Contract Deposits

The liability for policyholder contract deposits is primarily recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest credited at rates ranging from 0.2 percent to 7.8 percent at December 31, 2016, less withdrawals and assessed fees). Deposits collected on investment-oriented products are not reflected as revenues, because they are recorded directly to policyholder contract deposits upon receipt. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenues.

In addition to liabilities for universal life, fixed annuities, fixed options within variable annuities, annuities without life contingencies, funding agreements and GICs, policyholder contract deposits also include our liability for (a) certain guaranteed benefits and indexed features accounted for as embedded derivatives at fair value, (b) annuities issued in a structured settlement arrangement with no life contingency and (c) certain contracts we have elected to account for at fair value. In addition, certain GIC contracts contain embedded derivatives that are bifurcated and carried at fair value in policyholder contract deposits with the change in fair value recorded in policyholder benefits. See Note 3 for discussion of the fair value measurement of embedded policy derivatives and Note 11 for additional discussions of guaranteed benefits accounted for as embedded derivatives.

For universal life policies with secondary guarantees, we recognize certain liabilities in addition to policyholder account balances. For universal life policies with secondary guarantees, as well as other universal life policies for which profits followed by losses are expected at contract inception, a liability is recognized based on a benefit ratio of (a) the present value of total expected payments, in excess of the account value, over the life of the contract, divided by (b) the present value of total expected assessments over the life of the contract. For universal life policies without secondary guarantees, for which profits followed by losses are first expected after contract inception, we establish a liability, in addition to policyholder account balances, so that expected future losses are recognized in proportion to the emergence of profits in the earlier (profitable) years. Universal life account balances as well as these additional liabilities related to universal life products are reported within policyholder contract deposits in the Consolidated Balance Sheets.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Under a funding agreement-backed notes issuance program, an unaffiliated, non-consolidated statutory trust issues medium-term notes to investors, which are secured by GICs we issued to the trust.

Policy Claims and Benefits Payable

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported (IBNR) claims; and (ii) an estimate, based upon prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

We are now taking enhanced measures to, among other things, routinely match policyholder records with the Social Security Administration Death Master File (SSDMF) to determine if insured parties, annuitants, or retained account holders have died and to locate beneficiaries when a claim is payable. If the beneficiary/account owner does not make contact with us within 120 days, we will conduct a "Thorough Search" to locate the beneficiary/account owner. A "Thorough Search" includes at least three attempts in writing to contact the beneficiary and if unsuccessful, at least one contact attempt using a phone number and/or email address in our records.

Other Policyholder Funds

Other policyholder funds include unearned revenue reserves (URR). URR consist of front-end loads on investment-oriented contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. URR for investment-oriented contracts are generally deferred and amortized, with interest, in relation to the incidence of estimated gross profit to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC. Amortization of URR is recorded in policy fees.

Other policyholder funds also include provisions for future dividends to participating policyholders, accrued in accordance with all applicable regulatory or contractual provisions. Participating policyholders are the policyholders who share in our earnings based on provisions within the policy contract. These dividends are declared annually by our Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, we established an additional liability because it is required by statute to return 90 percent of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income.

Participating life business represented approximately 1.0 percent of the gross insurance in force at December 31, 2016 and 2.7 percent of gross premiums in 2016. Policyholder dividends were $19 million in 2016, $22 million in 2015, and $28 million in 2014 and are included in policyholder benefits in the Consolidated Statements of Income.

Certain products are subject to experience adjustments. These include group life and group medical products, credit life contracts, accident and health insurance contracts/riders attached to life policies and, to a limited extent, reinsurance agreements with other direct insurers. Ultimate premiums from these contracts are estimated and recognized as revenue with the unearned portions of the premiums recorded as liabilities in other policyholder funds. Experience adjustments vary according to the type of contract and the territory in which the policy is in force and are subject to local regulatory guidance.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11. VARIABLE LIFE AND ANNUITY CONTRACTS

We report variable contracts within the separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and the separate account meets additional accounting criteria to qualify for separate account treatment. The assets supporting the variable portion of variable annuity and variable universal life contracts that qualify for separate account treatment are carried at fair value and reported as separate account assets, with an equivalent summary total reported as separate account liabilities.

Policy values for variable products and investment contracts are expressed in terms of investment units. Each unit is linked to an asset portfolio. The value of a unit increases or decreases based on the value of the linked asset portfolio. The current liability at any time is the sum of the current unit value of all investment units in the separate accounts, plus any liabilities for guaranteed minimum death benefits or guaranteed minimum withdrawal benefits included in future policy benefits or policyholder contract deposits, respectively.

Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue. Net investment income, net investment gains and losses, changes in fair value of assets, and policyholder account deposits and withdrawals related to separate accounts are excluded from the Consolidated Statements of Income, Comprehensive Income (Loss) and Cash Flows.

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include guaranteed minimum death benefits (GMDB) that are payable in the event of death, and living benefits that are payable in the event of annuitization, or in other instances at specified dates during the accumulation period. Living benefits include guaranteed minimum income benefits (GMIB) and guaranteed minimum withdrawal benefits (GMWB). A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive, so the exposure to the guaranteed amount for each feature is independent of the exposure from other features (except a surviving spouse who has a rider to potentially collect both a GMDB upon their spouse's death and a GMWB during their lifetime). A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                           December 31,
                                          ---------------
                      (in millions)        2016    2015
                      -------------       ------- -------
                      Equity funds        $17,140 $15,038
                      Bond funds            4,189   4,069
                      Balanced funds       19,194  19,175
                      Money market funds      365     324
                                          ------- -------
                      Total               $40,888 $38,606
                                          ======= =======

GMDB and GMIB

Depending on the contract, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return (and in rare instances, no minimum return) or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is our most widely offered benefit. Our account values subject to guarantees also include GMIB to a lesser extent, which is no longer offered.

The liabilities for GMDB and GMIB, which are recorded in future policyholder benefits, represent the expected value of benefits in excess of the projected account value, with the excess recognized ratably over the accumulation period

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

based on total expected assessments, through policyholder benefits. The net amount at risk for GMDB represents the amount of benefits in excess of account value if death claims were filed on all contracts on the balance sheet date.

The following table presents details concerning our GMDB exposures, by benefit type:

                                                December 31, 2016          December 31, 2015
                                          ----------------------------- -----------------------
                                                                                       Highest
                                           Net Deposits     Highest      Net Deposits  Contract
                                          Plus a Minimum Contract Value Plus a Minimum  Value
(dollars in millions)                         Return        Attained        Return     Attained
---------------------                     -------------- -------------- -------------- --------
Account value                               $   31,829      $14,871        $29,404     $15,045
Net amount at risk                                 934          594          1,213         939
Average attained age of contract holders            66           68             67          69
Range of guaranteed minimum return rates     0% - 4.5%                       0%-4%

The following table presents a rollforward of the GMDB and GMIB liabilities related to variable annuity contracts:

                                             Years Ended December 31,
                                             ----------------------
            (in millions)                      2016     2015    2014
            -------------                    ------   ------  ------
            Balance, beginning of year       $  459   $  363  $  361
               Reserve (decrease) increase      (33)     150      65
               Benefits paid                    (55)     (54)    (63)
                                             ------   ------  ------
            Balance, end of year             $  371   $  459  $  363
                                             ======   ======  ======

Assumptions used to determine the GMDB and GMIB liability include interest rates, which vary by year of issuance and products; mortality and lapse rates, which are based upon actual experience modified to allow for variations in policy form; investment returns, using assumptions from a randomly generated model; and asset growth assumptions, which include a reversion to the mean methodology, similar to that applied for DAC.

We regularly evaluate estimates used to determine the GMDB liability and adjust the liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

GMWB

Certain guaranteed benefit and equity index features, which are recorded in policyholder contract deposits, are bifurcated from the host contract and accounted for separately as embedded policy derivatives at fair value, with changes in fair value recognized in net realized capital gains (losses). These include GMWB as well as index annuities and indexed universal life contracts, which offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index.

Certain of our variable annuity contracts contain optional GMWB benefits. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) is living.

The liabilities for GMWB, which are recorded in policyholder contract deposits, are accounted for as embedded derivatives measured at fair value, with changes in the fair value of the liabilities recorded in other net realized capital gains (losses). The fair value of these embedded derivatives was a net liability of $1.5 billion and $1.0 billion at December 31, 2016 and 2015, respectively. See Note 3 for discussion of the fair value measurement of guaranteed benefits that are accounted for as embedded derivatives. We had account values subject to GMWB that totaled $34.5 billion and $32.8 billion at December 31, 2016 and 2015, respectively. The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value, assuming no lapses. The net amount at risk related to the GMWB guarantees was $668 million and $520 million

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

at December 31, 2016 and 2015, respectively. We use derivative instruments and other financial instruments to mitigate a portion of our exposure that arises from GMWB benefits.

12. DEBT

Notes payable are carried at the principal amount borrowed, including unamortized discounts and fair value adjustments, when applicable, except for certain notes payable - to affiliates, for which we have elected the fair value option. The change in fair value of notes for which the fair value option has been elected is recorded in other income in the Consolidated Statements of Income. See Note 3 for discussion of fair value measurements.

The following table lists our total debt outstanding. The interest rates presented in the following table are the range of contractual rates in effect at December 31, 2016, including fixed and variable-rates:

                                                                                  Balance at December 31,
                                                           Range of     Maturity  -----------------------
(in millions)                                          Interest Rate(s) Date(s)      2016        2015
-------------                                          ---------------- ---------  --------    --------
Notes payable - to affiliates:
   Notes payable of consolidated VIEs                     4.00%-6.31%   2036-2041 $    691    $    143
   Notes payable of consolidated VIEs, at fair value     1.99%-11.93%   2060-2061      568         474
   Intercompany loan facility                                                           --         100
                                                                                   --------    --------
Total notes payable - to affiliates                                                  1,259         717
                                                                                   --------    --------
Notes payable - to third parties:
   Notes payable of consolidated VIEs                     3.21%-5.60%   2018-2060      140         311
   Debt of consolidated investments                       6.25%-7.68%   2025-2038       80          95
                                                                                   --------    --------
Total notes payable - to third parties                                                 220         406
                                                                                   --------    --------
Total notes payable                                                               $  1,479    $  1,123
                                                                                   ========    ========

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents maturities of long-term debt, including fair value adjustments, when applicable:

                                                                          Year Ending
December 31, 2016                                             -----------------------------------
(in millions)                                          Total  2017 2018 2019 2020 2021 Thereafter
-------------                                          ------ ---- ---- ---- ---- ---- ----------
Notes payable - to affiliates:
   Notes payable of consolidated VIEs                  $  691 $--  $--  $--  $--  $--    $  691
   Notes payable of consolidated VIEs, at fair value      568  --   --   --   --   --       568
                                                       ------ ---  ---  ---  ---  ---    ------
Total notes payable - to affiliates                    $1,259 $--  $--  $--  $--  $--    $1,259
                                                       ------ ---  ---  ---  ---  ---    ------
Notes payable - to third parties:
   Notes payable of consolidated VIEs                     140  --    2   --   --   11       127
   Debt of consolidated investments                        80  --   --   --   --   --        80
                                                       ------ ---  ---  ---  ---  ---    ------
Total notes payable - to third parties                    220  --    2   --   --   11       207
                                                       ------ ---  ---  ---  ---  ---    ------
Total notes payable                                    $1,479 $--  $ 2  $--  $--  $11    $1,466
                                                       ====== ===  ===  ===  ===  ===    ======

FHLB Borrowings

Membership with the FHLB provides us with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity, or for other uses deemed appropriate by management. The purpose of our FHLB Advance Facility operational plan is to effectively utilize the FHLB facility to manage short-term cash management and/or liquidity needs. Pursuant to the plan, we may periodically obtain cash advances on a same-day basis, up to an internally approved limit. To provide adequate collateral for potential advances under the Advance Facility, we pledge securities to the FHLB. The fair value of all collateral pledged to secure advances from the FHLB included the value of our pledged FHLB common stock. Upon any event of default, the FHLB's recovery would generally be limited to the amount of our liability under advances borrowed.

Intercompany Loan Facility

On January 1, 2015, we and certain of our affiliates entered into a revolving loan facility with AIG Parent, pursuant to which we and each such affiliate can, on a several basis, borrow monies from AIG Parent (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with our maximum borrowing limit being $500 million.

We had no borrowings outstanding under this facility at December 31, 2016 and $100 million outstanding at December 31, 2015.

13. COMMITMENTS AND CONTINGENCIES

Commitments

Leases

We occupy leased space in many locations under various long-term leases, and have entered into various leases covering long-term use of data processing equipment.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the future minimum lease payments under operating leases at December 31, 2016:

                        (in millions)
                        -------------
                        2017                        $ 22
                        2018                          20
                        2019                          18
                        2020                          17
                        2021                          16
                        Remaining years after 2021    41
                                                    ----
                        Total                       $133
                                                    ====

Rent expense was $22 million, $30 million and $29 million in 2016, 2015 and 2014, respectively.

Commitments to Fund Partnership Investments

In the normal course of business, we enter into commitments to invest in limited partnerships, private equity funds and hedge funds. These commitments totaled $691 million at December 31, 2016.

Mortgage Loan Commitments

We had $1.2 billion and $351 million in commitments related to commercial and residential mortgage loans, respectively, at December 31, 2016.

Contingencies

Legal Matters

Various lawsuits against us have arisen in the ordinary course of business. Except as discussed below, we believe it is unlikely that contingent liabilities arising from litigation, income taxes and other matters will have a material adverse effect on our financial position, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments (GFA) when an assessment is probable and can be reasonably estimated. We estimate the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While we cannot predict the amount and timing of any future GFA, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. Our liability for these guaranty fund assessments was $10 million and $11 million at December 31, 2016 and 2015, respectively, net of amounts recoverable through premium tax offsets.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into our operations, practices and procedures, such as through financial examinations, subpoenas, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving us, we believe it is not likely that these regulatory examinations or inquiries will have a material adverse effect on our consolidated financial position, results of operations or cash flows.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

14. EQUITY

Accumulated Other Comprehensive Income

The following table presents the components of accumulated other comprehensive income:

                                                                                      December 31,
                                                                                     --------------
(in millions)                                                                         2016    2015
-------------                                                                        ------  ------
Unrealized appreciation of fixed maturity and equity securities, available for sale  $4,685  $2,968
Net unrealized gains on other invested assets                                           309     549
Adjustments to DAC, VOBA and deferred sales inducements                                (665)   (500)
Shadow loss recognition                                                                (583)    (18)
Foreign currency translation adjustments                                                 (3)     (3)
Deferred income tax                                                                    (448)   (663)
                                                                                     ------  ------
Accumulated other comprehensive income                                               $3,295  $2,333
                                                                                     ======  ======

The following table presents the other comprehensive income (loss) reclassification adjustments:

                                               Unrealized
                                              Appreciation
                                             (Depreciation)
                                                of Fixed
                                                Maturity
                                              Investments
                                                on Which
                                              Other-Than-                  Adjustments
                                               Temporary      Unrealized     to DAC,
                                                 Credit      Appreciation   VOBA, and  Unrealized    Foreign
                                              Impairments   (Depreciation)  Deferred    Insurance   Currency
                                                  were       of All Other     Sales       Loss     Translation
(in millions)                                  Recognized    Investments   Inducements Recognition Adjustments  Total
-------------                                -------------- -------------- ----------- ----------- ----------- -------
December 31, 2014
Unrealized change arising during period          $ 130         $ 4,261        $(183)      $(963)      $(17)    $ 3,228
Less: Reclassification adjustments included
  in net income                                     52             163           60        (101)        (9)        165
                                                 -----         -------        -----       -----       ----     -------
Total other comprehensive income (loss),
  before income tax expense (benefit)               78           4,098         (243)       (862)        (8)      3,063
Less: Income tax expense (benefit)                  30             198          (91)       (306)        (3)       (172)
                                                 -----         -------        -----       -----       ----     -------
Total other comprehensive income (loss),
  net of income tax expense (benefit)            $  48         $ 3,900        $(152)      $(556)      $ (5)    $ 3,235
                                                 =====         =======        =====       =====       ====     =======
December 31, 2015
Unrealized change arising during period          $(304)        $(5,202)       $ 688       $ 854       $ 10     $(3,954)
Less: Reclassification adjustments included
  in net income                                     38             (39)           5          --         14          18
                                                 -----         -------        -----       -----       ----     -------
Total other comprehensive income (loss),
  before income tax expense (benefit)             (342)         (5,163)         683         854         (4)     (3,972)
Less: Income tax expense (benefit)                (117)           (795)         241         303         (2)       (370)
                                                 -----         -------        -----       -----       ----     -------
Total other comprehensive income (loss),
  net of income tax expense (benefit)            $(225)        $(4,368)       $ 442       $ 551       $ (2)    $(3,602)
                                                 =====         =======        =====       =====       ====     =======
Year ended December 31, 2016
Unrealized change arising during period          $ (27)        $ 1,394        $ 153       $(565)      $ --     $   955
Less: Reclassification adjustments included
  in net income                                     26            (136)         318          --         --         208
                                                 -----         -------        -----       -----       ----     -------
Total other comprehensive income (loss),
  before income tax expense (benefit)              (53)          1,530         (165)       (565)        --         747
Less: Income tax expense (benefit)                 (19)             73          (65)       (204)        --        (215)
                                                 -----         -------        -----       -----       ----     -------
Total other comprehensive income (loss),
  net of income tax expense (benefit)            $ (34)        $ 1,457        $(100)      $(361)      $ --     $   962
                                                 =====         =======        =====       =====       ====     =======

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the effect of the reclassification of significant items out of accumulated other comprehensive income on the respective line items in the Consolidated Statements of Income:

                                              Amount Reclassified from
                                               Accumulated Other
                                              Comprehensive Income
                                              -----------------------
                                                  December 31,
                                              -----------------------  Affected Line Item in the
(in millions)                                  2016     2015    2014   Statements of Income
--------------------------------------------   -----   -----   -----   --------------------------------------------------
Unrealized appreciation of fixed maturity
  investments on which other-than-temporary
  credit impairments were recognized          $  26    $  38   $  52   Net realized capital gains (losses)
Unrealized (depreciation) of all other
  investments                                  (136)     (39)    163   Net realized capital gains (losses)
Adjustments to DAC, VOBA and deferred sales
  inducements                                   318        5      60   Amortization of deferred policy acquisition costs
Shadow loss recognition                          --       --    (101)  Policyholder benefits
Foreign currency translation adjustments         --       14      (9)
                                               -----   -----   -----
   Total reclassifications for the period     $ 208    $  18   $ 165
                                               =====   =====   =====

15. STATUTORY FINANCIAL DATA AND RESTRICTIONS

The following table presents our statutory net income and capital and surplus:

 (in millions)                                              2016   2015   2014
 -------------                                             ------ ------ ------
 Years Ended December 31,
 Statutory net income                                      $1,591 $1,413 $1,862

 At December 31,
 Statutory capital and surplus                             $9,001 $8,894
 Aggregate minimum required statutory capital and surplus   1,976  2,134

We file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, investment impairments are determined in accordance with statutory accounting practices, assets and liabilities are presented net of reinsurance, policyholder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted. In addition, state insurance regulatory authorities have the right to permit specific practices that deviate from prescribed statutory practices.

The aggregate minimum required statutory capital and surplus is based on the greater of the Risk-based Capital (RBC) level that would trigger regulatory action or minimum requirements per state insurance regulation. At both December 31, 2016 and 2015, we exceeded the minimum required statutory capital and surplus requirements and all RBC minimum required levels.

In 2016 and 2015, we applied a permitted statutory accounting practice, initially adopted in 2015, to report certain derivatives used to hedge interest rate risk on product-related embedded derivatives at amortized cost instead of fair value. The permitted practice resulted in an increase in our statutory surplus of $645 million at December 31, 2016 and a reduction of $366 million at December 31, 2015. Other than the adoption of this permitted practice in 2015, the use of prescribed or permitted statutory accounting practices did not result in reported statutory surplus or risk-based capital that was significantly different from the statutory surplus or risk-based capital that would have been reported had NAIC statutory accounting practices or the prescribed regulatory accounting practices been followed in all respects.

Dividend Restrictions

Dividends that we may pay to the Parent in any year without prior approval of the Texas Department of Insurance (TDI) are limited by statute. The maximum amount of dividends in a 12-month period, measured retrospectively from the date of payment, which can be paid over a rolling 12-month period to shareholders of Texas domiciled insurance companies

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

without obtaining the prior approval of the TDI is limited to the greater of:
(1) 10 percent of the preceding year's statutory surplus as regards to policyholders at the preceding December 31; or (2) the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of our unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2017 without prior approval of the TDI is $957 million. Dividend payments in excess of positive retained earnings are classified and reported as a return of capital.

16. BENEFIT PLANS

Effective January 1, 2002, our employees participate in various benefit plans sponsored by AIG Parent, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the U.S. Plans). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

Effective January 1, 2016, the defined benefit plans were frozen by AIG. Consequently, these plans are closed to new participants and current participants no longer earn benefits. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG Parent and its subsidiaries.

AIG Parent sponsors several defined contribution plans for U.S. employees that provide for pre-tax salary reduction contributions by employees. The most significant plan is the AIG Incentive Savings Plan, for which the matching contribution is 100 percent of the first six percent of a participant's contributions, subject to the IRS-imposed limitations. Effective January 1, 2016, participants in the AIG Incentive Savings Plan receive an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the Internal Revenue Service
(IRS)-imposed limitations.

We are jointly and severally responsible with AIG Parent and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act (ERISA) qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including us. Accordingly, we are contingently liable for such obligations. We believe that the likelihood of payment under any of these plans is remote. Accordingly, we have not established any liability for such contingencies.

17. INCOME TAXES

The following table presents the income tax expense (benefit) attributable to pre-tax income (loss):

                 Years Ended December 31,
                 (in millions)              2016    2015  2014
                 -------------             ------  -----  ----
                 Current                   $1,248  $ 549  $401
                 Deferred                    (951)  (111)  533
                                           ------  -----  ----
                 Total income tax expense  $  297  $ 438  $934
                                           ======  =====  ====

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The U.S. statutory income tax rate is 35 percent for 2016, 2015 and 2014. Actual income tax (benefit) expense differs from the statutory U.S. federal amount computed by applying the federal income tax rate, due to the following:

Years Ended December 31,
(in millions)                                                      2016  2015   2014
-------------                                                      ----  ----  ------
U.S federal income tax expense at statutory rate                   $423  $593  $1,034
Adjustments:
   Reclassifications from accumulated other comprehensive income    (89)  (94)     19
   Dividends received deduction                                     (30)  (30)    (25)
   State income tax                                                   8    (5)     (1)
   Valuation allowance                                               --    --     (93)
   Other credits, taxes and settlements                             (15)  (26)     --
                                                                   ----  ----  ------
Total income tax expense                                           $297  $438  $  934
                                                                   ====  ====  ======

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

The following table presents the components of the net deferred tax assets (liabilities):

Years Ended December 31,
(in millions)                                                                2016     2015
-------------                                                              -------  -------
Deferred tax assets:
   Basis differences on investments                                        $ 3,194  $ 2,516
   Policy reserves                                                           2,034    1,765
   Losses and tax credit carryforwards                                         248      259
   State deferred tax benefits                                                  25       --
   Other                                                                        66       --
                                                                           -------  -------
Total deferred tax assets                                                    5,567    4,540
                                                                           -------  -------
Deferred tax liabilities:
   Deferred policy acquisition costs                                        (2,195)  (2,021)
   Net unrealized gains on debt and equity securities available for sale    (1,332)  (1,057)
   Capitalized EDP                                                             (64)     (52)
   State deferred tax liabilities                                               --      (18)
   Other                                                                        --      (27)
                                                                           -------  -------
Total deferred tax liabilities                                              (3,591)  (3,175)
                                                                           -------  -------
Net deferred tax asset before valuation allowance                            1,976    1,365
Valuation allowance                                                           (366)    (920)
                                                                           -------  -------
Net deferred tax asset                                                     $ 1,610  $   445
                                                                           =======  =======

The following table presents our tax losses and credit carryforwards on a tax return basis.

   December 31, 2016                                     Tax     Expiration
   (in millions)                                 Gross Effected   Periods
   -----------------                             ----- -------- ------------
   Net operating loss carryforwards               $64    $ 22   2028 to 2035
   Foreign tax credit carryforwards                --      49   2017 to 2024
   Alternative minimum tax credit carryforwards    --      69             --
   Business credit carryforwards                   --     108   2025 to 2035
                                                         ----
   Total carryforwards                                   $248
                                                         ====

We are included in the consolidated federal income tax return of our ultimate parent, AIG Parent. Under the tax sharing agreement with AIG Parent, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, tax credits or net capital losses are utilized on a consolidated basis, we will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

We calculate current and deferred state income taxes using the actual apportionment and statutory rates for states in which we are required to file on a separate basis. In states that have a unitary regime, AIG Parent accrues and pays the taxes owed and does not allocate the provision or cash settle the expense with the members of the unitary group. Unlike for federal income tax purposes, AIG Parent does not have state tax sharing agreements. AIG Parent has

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

determined that because the unitary tax expense will never be borne by the subsidiaries, the state tax unitary liability is not included in this separate company expense.

Assessment of Deferred Tax Asset Valuation Allowance

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires us to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

Our framework for assessing the recoverability of deferred tax assets requires us to consider all available evidence, including:

.. the nature, frequency and severity of cumulative financial reporting losses in recent years;

.. the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

.. the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and

.. prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

Estimates of future taxable income, including income generated from prudent and feasible actions and tax planning strategies, could change in the near term, perhaps materially, which may require us to consider any potential impact to our assessment of the recoverability of the deferred tax asset. Such potential impact could be material to our consolidated financial condition or results of operations for an individual reporting period.

At December 31, 2016, recent changes in market conditions, including interest rate fluctuations, impacted the unrealized tax losses in our available-for-sale portfolio, resulting in a decrease to the related deferred tax asset. The deferred tax asset relates to the unrealized losses for which the carryforward period has not yet begun, and as such, when assessing its recoverability, we consider our ability and intent to hold the underlying securities to recovery. As of December 31, 2016, based on all available evidence, we concluded that a valuation allowance should be established on a portion of the deferred tax asset related to unrealized losses that are not more-likely-than-not to be realized.

During 2016, we released $554 million of the valuation allowance to other comprehensive income. In 2015, we established $920 million of valuation allowance associated with unrealized tax losses, all of which was allocated to other comprehensive income.

Accounting For Uncertainty in Income Taxes

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

                                                           Years Ended December 31,
                                                           ------------------------
       (in millions)                                         2016         2015
       -------------                                       ------       ------
       Gross unrecognized tax benefits, beginning of year  $  33        $  27
          Increases in tax position for prior years           --            6
          Decreases in tax position for prior years          (11)          --
                                                           -----        -----
       Gross unrecognized tax benefits, end of year        $  22        $  33
                                                           =====        =====

At December 31, 2016 and 2015, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $22 million and $33 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2016 and 2015, we had accrued liabilities of $4 million and $7 million, respectively, for the payment of interest (net of

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

the federal benefit) and penalties. In 2016, 2015 and 2014, we recognized income of $3 million, expense of $1 million and income of $10 million, respectively, for interest (net of the federal benefit) and penalties related to unrecognized tax benefits.

We regularly evaluate proposed adjustments by taxing authorities. At
December 31, 2016, such proposed adjustments would not have resulted in a material change to our consolidated financial condition, although it is possible that the effect could be material to our consolidated results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, we do not expect any change to be material to our consolidated financial condition.

We are currently under IRS examination for the taxable years 2007 to 2010. Although the final outcome of possible issues raised in any future examination is uncertain, we believe that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. Taxable years 2001 to 2016 remain subject to examination by major tax jurisdictions.

18. RELATED PARTY TRANSACTIONS

Events Related to AIG Parent

AIG is subject to regulation by the Board of Governors of the Federal Reserve System (the Federal Reserve) as a systemically important financial institution
(SIFI) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act. AIG is subject to regulation by the Federal Reserve as a savings and loan holding company.

On January 26, 2016, AIG announced several actions designed to create a leaner, more profitable and focused insurer. In the fourth quarter of 2016, AIG finalized its plan to reorganize its operating model into "modular," self-contained business units to enhance transparency and accountability. Additionally, AIG also introduced a Legacy Portfolio, which aims to maximize shareholder value, release capital related to certain run-off non-strategic assets and run-off insurance lines, and highlight progress on improving the return on equity of AIG's Core portfolio. AIG's Core Portfolio includes its Commercial Insurance and Consumer Insurance business, as well as Other Operations. Accordingly, AIG modified the presentation of its segment results in its 2016 Annual report on Form 10-K to reflect its new operating structure.

Additional information on AIG is publicly available in AIG Parent's regulatory filings with the U.S. Securities and Exchange Commission (SEC), which can be found at www.sec.gov. Information regarding AIG Parent as described herein is qualified by regulatory filings AIG Parent files from time to time with the SEC.

Operating Agreements

Pursuant to a cost allocation agreement, we purchase administrative, investment management, accounting, marketing and data processing services from AIG Parent or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. We incurred approximately $390 million, $315 million and $305 million for such services in 2016, 2015 and 2014, respectively. Accounts payable for such services were $1.1 billion and $692 million at December 31, 2016 and 2015, respectively. We rent facilities and provide services on an allocated cost basis to various affiliates. We also provide shared services, including technology, to a number of AIG's life insurance subsidiaries. We earned approximately $685 million, $812 million and $813 million for such services and rent in 2016, 2015 and 2014, respectively. Accounts receivable for rent and services were $769 million and $457 million at December 31, 2016 and 2015, respectively.

We pay commissions and fees, including support fees to defray marketing and training costs, to affiliated broker-dealers for distributing our annuity products and mutual funds. Amounts incurred related to the broker-dealer services totaled $33 million, $50 million and $55 million in 2016, 2015 and 2014, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

American Home and National Union Guarantees

We have a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed insurance policies we issued between March 3, 2003 and December 29, 2006.

We, as successor-in-interest to American General Life and Accident Insurance Company (AGLA) have a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by AGLA between March 3, 2003 and September 30, 2010.

We, as successor-in-interest to SunAmerica Annuity and Life Assurance Company
(SAAL) and SunAmerica Life Insurance Company (SALIC) have a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by SAAL and SALIC between January 4, 1999 and December 29, 2006.

We, as successor-in-interest to American General Life Insurance Company of Delaware, formerly known as AIG Life Insurance Company (AIG Life), have a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburg, Pa. (National Union), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this agreement, National Union has unconditionally and irrevocably guaranteed insurance policies issued by AIG Life between July 13, 1998 and April 30, 2010.

American Home's and National Union's audited statutory financial statements are filed with the SEC in our registration statements for variable products we issued that are subject to the Guarantees.

Other

We purchase or sell securities, at fair market value, to or from our affiliates in the ordinary course of business.

During 2016 and 2015, we transferred certain hedge fund and private equity investments at fair market value to American Home, in exchange for cash and marketable securities totaling approximately $284 million and $507 million, respectively, as part of an initiative to improve asset-liability management in AIG's domestic life and property casualty insurance companies. The initial purchase price will be adjusted after receipt of the limited partnerships' 2015 audited financial statements.

We engage in structured settlement transactions, certain of which involve affiliated property and casualty insurers that are subsidiaries of AIG Parent. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life-contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity (SPIA) issued by us for the ultimate benefit of the claimant. The portion of our liabilities related to structured settlements involving life contingencies is reported in future policy benefits, while the portion not involving life contingencies is reported in policyholder contract deposits. In certain structured settlement arrangements, the property and casualty insurance company remains contingently liable for the payments to the claimant.

19. SUBSEQUENT EVENTS

We consider events or transactions that occur after the balance sheet date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. We have evaluated subsequent events through April 24, 2017, the date the financial statements were issued.

During the first quarter of 2017, we purchased commercial mortgage loans at outstanding principal balance and private placement assets at fair market value from certain affiliated AIG domestic property casualty companies for $843 million

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

and $425 million, respectively. We will true up the purchase price of the commercial mortgage loans to fair value based on underlying property appraisals and valuations when that information is available.

                        American Home Assurance Company
                                An AIG Company

                               NAIC Code: 19380

                     Statutory Basis Financial Statements
                       As of December 31, 2016 and 2015
           and for the years ended December 31, 2016, 2015 and 2014

[LOGO]

                        AMERICAN HOME ASSURANCE COMPANY

                     Statutory Basis Financial Statements

  As of December 31, 2016 and 2015 and for the years ended December 31, 2016,
                                 2015 and 2014

                               TABLE OF CONTENTS

         Report of Independent Auditors                                                3

         Statements of Admitted Assets                                                 4

         Statements of Liabilities, Capital and Surplus                                5

         Statements of Operations and Changes in Capital and Surplus                   6

         Statements of Cash Flows                                                      7

Note 1   Organization and Summary of Significant Statutory Basis Accounting Policies   8

Note 2   Accounting Adjustments to Statutory Basis Financial Statements               21

Note 3   Investments                                                                  24

Note 4   Fair Value of Financial Instruments                                          28

Note 5   Reserves for Losses and Loss Adjustment Expenses                             30

Note 6   Related Party Transactions                                                   33

Note 7   Reinsurance                                                                  41

Note 8   Income Taxes                                                                 43

Note 9   Capital and Surplus and Dividend Restrictions                                50

Note 10  Contingencies                                                                51

Note 11  Other Significant Matters                                                    54

Note 12  Subsequent Events                                                            56

                        Report of Independent Auditors

To the Board of Directors of American Home Assurance Company:

We have audited the accompanying statutory basis financial statements of American Home Assurance Company (the "Company"), which comprise the statements of admitted assets and liabilities, capital and surplus as of December 31, 2016 and 2015, and the related statements of operations and changes in capital and surplus and of cash flows for each of the three years in the period ended December 31, 2016.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America described in Notes 1B and 1D, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2016 and 2015, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2016.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2016, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services, as described in Note 1B.

Emphasis of Matter

As discussed in Notes 1, 5, 6 and 7 to the accompanying financial statements, the Company has entered into significant transactions with certain affiliated entities. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP
April 25, 2017

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

                         Statements of Admitted Assets

                                                                                     December 31, December 31,
                                                                                         2016         2015
                                                                                     ------------ ------------
Cash and invested assets:
   Bonds, primarily at amortized cost (fair value: 2016 - $19,297; 2015 - $16,942)     $18,853      $16,339
   Common stocks, at carrying value adjusted for nonadmitted assets
   (cost: 2016 - $376; 2015 - $252)                                                        379          244
   Preferred stocks, at carrying value (cost: 2016 - $49; 2015- $34)                        49           34
   Other invested assets (cost: 2016 - $4,299; 2015 - $3,888)                            4,478        4,143
   Mortgage loans                                                                        1,895        1,185
   Derivative instruments                                                                   26           13
   Short-term investments, at amortized cost (approximates fair value)                      14           36
   Cash                                                                                    131           95
   Receivable for securities sold                                                           44            6
                                                                                       -------      -------
       Total cash and invested assets                                                  $25,869      $22,095
                                                                                       -------      -------
Investment income due and accrued                                                      $   211      $   140
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                        972          839
   Premiums and installments booked but deferred and not yet due                           418          289
   Accrued retrospective premiums                                                          595          586
High deductible policy receivables                                                          57           55
Reinsurance recoverable on paid losses                                                     339          338
Funds held by or deposited with reinsurers                                                 172          184
Current federal and foreign taxes recoverable                                               88           --
Net deferred tax assets                                                                    841          846
Equities in underwriting pools and associations                                             40           12
Receivables from parent, subsidiaries and affiliates                                        13          684
Other assets                                                                               143          117
Allowance for uncollectible accounts                                                       (74)         (82)
                                                                                       -------      -------
       Total admitted assets                                                           $29,684      $26,103
                                                                                       =======      =======

               See Notes to Statutory Basis Financial Statements


--------------------------------------------------------------------------------
4   STATEMENTS OF ADMITTED ASSETS - As of December 31, 2016 and 2015

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions, Except Share Information)
--------------------------------------------------------------------------------


                Statements of Liabilities, Capital and Surplus

                                                                                               December 31, December 31,
                                                                                                   2016         2015
                                                                                               ------------ ------------
Liabilities
Reserves for losses and loss adjustment expenses                                                 $12,210      $13,171
Unearned premium reserves                                                                          3,427        3,181
Commissions, premium taxes, and other expenses payable                                               213          238
Reinsurance payable on paid loss and loss adjustment expenses                                        285          205
Current federal taxes payable to parent                                                               --            5
Funds held by company under reinsurance treaties                                                   1,639        1,379
Provision for reinsurance                                                                             37           34
Ceded reinsurance premiums payable, net of ceding commissions                                      3,956          339
Collateral deposit liability                                                                         384          334
Payable for securities purchased                                                                      14            6
Payable to parent, subsidiaries and affiliates                                                       469          205
Borrowed money                                                                                       246           30
Other liabilities                                                                                    356          335
                                                                                                 -------      -------
Total liabilities                                                                                $23,236      $19,462
                                                                                                 -------      -------
Capital and Surplus
Common capital stock, $17 par value, 1,758,158 shares authorized, 1,695,054 shares issued and
  outstanding                                                                                    $    29      $    29
Capital in excess of par value                                                                     6,839        6,139
Unassigned surplus                                                                                  (939)         471
Special surplus funds from health insurance providers                                                 --            1
Special surplus funds from reinsurance                                                               519            1
                                                                                                 -------      -------
Total capital and surplus                                                                        $ 6,448      $ 6,641
                                                                                                 -------      -------
Total liabilities, capital and surplus                                                           $29,684      $26,103
                                                                                                 =======      =======

               See Notes to Statutory Basis Financial Statements

--------------------------------------------------------------------------------
5   STATEMENTS OF LIABILITIES, CAPITAL and SURPLUS - As of December 31, 2016
    and 2015

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

          Statements of Operations and Changes in Capital and Surplus

                                                                                           For the Years
                                                                                        Ended December 31,
                                                                                     ------------------------
                                                                                       2016     2015    2014
                                                                                     -------  -------  ------
Statements of Operations
Underwriting income:
Premiums earned                                                                      $ 6,052  $ 5,495  $5,593
                                                                                     -------  -------  ------
Underwriting deductions:
   Losses incurred                                                                     5,212    3,940   3,416
   Loss adjustment expenses                                                              267    1,032     733
   Other underwriting expenses                                                         1,875    1,686   1,674
                                                                                     -------  -------  ------
Total underwriting deductions                                                          7,354    6,658   5,823
                                                                                     -------  -------  ------
Net underwriting loss                                                                 (1,302)  (1,163)   (230)
                                                                                     -------  -------  ------
Investment gain:
   Net investment income earned                                                        1,187    1,209   1,188
   Net realized capital losses (net of capital gains tax expense: 2016 - $61;
     2015 - $15; 2014 - $53)                                                            (106)    (107)   (161)
                                                                                     -------  -------  ------
Net investment gain                                                                    1,081    1,102   1,027
                                                                                     -------  -------  ------
Net loss from agents' or premium balances charged-off                                    (36)     (19)     (1)
Other (expense)/ income                                                                  (20)      (5)    (11)
                                                                                     -------  -------  ------
Income (loss) after capital gains taxes and before federal income taxes                 (277)     (85)    785
Federal and foreign income tax benefit                                                   (34)     (10)    (23)
                                                                                     -------  -------  ------
Net income (loss)                                                                    $  (243) $   (75) $  808
                                                                                     =======  =======  ======

Changes in Capital and Surplus
------------------------------
Capital and surplus, as of December 31, previous year                                $ 6,641  $ 7,248  $5,092
   Adjustment to beginning surplus (Note 2)                                               66      (27)     (6)
                                                                                     -------  -------  ------
Capital and surplus, as of January 1,                                                  6,707    7,221   5,086
   Other changes in capital and surplus:
       Net income (loss)                                                                (243)     (75)    808
       Change in net unrealized capital losses (net of capital gains tax
         expense (benefit): 2016 - ($16); 2015 - ($40); 2014 - $8)                       (48)    (179)    (47)
       Change in net deferred income tax                                                 118       81    (391)
       Change in nonadmitted assets                                                     (157)     (45)    731
       Change in provision for reinsurance                                                (3)      27      (3)
       Capital contribution                                                              700      776   1,315
       Change in par value of common stock                                                --       --       9
       Dividends to stockholder                                                         (600)  (1,200)   (384)
       Foreign exchange translation                                                       22       58     123
       Change in statutory contingency reserve                                           (44)     (22)     --
       Other surplus adjustments                                                          (4)      (1)      1
                                                                                     -------  -------  ------
   Total changes in capital and surplus                                                 (259)    (580)  2,162
                                                                                     -------  -------  ------
Capital and Surplus, as of December 31,                                              $ 6,448  $ 6,641  $7,248
                                                                                     =======  =======  ======

               See Notes to Statutory Basis Financial Statements

--------------------------------------------------------------------------------
6 STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for the years ending December 31, 2016, 2015 and 2014

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


                           Statements of Cash Flows

                                                                                    Years Ended
                                                                                   December 31,
                                                                             ------------------------
                                                                               2016    2015     2014
                                                                             -------  ------  -------
Cash from Operations
   Premiums collected, net of reinsurance                                    $ 6,477  $5,676  $ 5,588
   Net investment income                                                         974   1,051    1,008
   Miscellaneous income (expense)                                                 17     (27)     (94)
                                                                             -------  ------  -------
   Sub-total                                                                   7,468   6,700    6,502
                                                                             -------  ------  -------
   Benefit and loss related payments                                           2,750   3,912    3,768
   Commission and other expense paid                                           2,236   2,510    2,427
   Federal and foreign income taxes paid (recovered)                               9       1      (17)
                                                                             -------  ------  -------
   Net cash provided from operations                                           2,473     277      324
                                                                             -------  ------  -------
Cash from Investments
Proceeds from investments sold, matured, or repaid:
   Bonds                                                                       5,646   5,222    5,593
   Stocks                                                                         35     186       17
   Mortgage loans                                                                118     272       43
   Other investments                                                           1,026     304      388
                                                                             -------  ------  -------
   Total proceeds from investments sold, matured, or repaid                    6,825   5,984    6,041
                                                                             -------  ------  -------
Cost of investments acquired:
   Bonds                                                                       7,584   4,245    6,010
   Stocks                                                                         59     251      360
   Mortgage loans                                                                871     440      583
   Other investments                                                           1,035   1,827      897
                                                                             -------  ------  -------
   Total cost of investments acquired                                          9,549   6,763    7,850
                                                                             -------  ------  -------
   Net cash used in investing activities                                      (2,724)   (779)  (1,809)
                                                                             -------  ------  -------
Cash from Financing and Miscellaneous Sources
   Capital contributions                                                          --      --        1
   Dividends to stockholder                                                       --    (914)    (150)
   Borrowed funds received                                                       216      30       --
   Intercompany (payments) receipts                                              (61)    565    1,991
   Net deposit activity on deposit-type contracts and other insurance            (24)      1      (10)
   Equities in underwriting pools and associations                               (27)    118       95
   Collateral deposit liability receipts (payments)                               50      (5)     (75)
   Other receipts (payments)                                                     111     111     (134)
                                                                             -------  ------  -------
   Net cash provided from (used in) financing and miscellaneous activities       265     (94)   1,718
                                                                             -------  ------  -------
Net change in cash and short-term investments                                     14    (596)     233
Cash and short-term investments
                                                                             -------  ------  -------
   Beginning of year                                                             131     727      494
                                                                             -------  ------  -------
   End of year                                                               $   145  $  131  $   727
                                                                             =======  ======  =======

Refer to Note 11D for description of non-cash items.

               See Notes to Statutory Basis Financial Statements


--------------------------------------------------------------------------------
7   STATEMENT OF CASH FLOW - for the years ended December 31, 2016, 2015 and
    2014

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

1. Organization and Summary of Significant Statutory Basis Accounting Policies
--------------------------------------------------------------------------------

A. Basis of Organization and Presentation
--------------------------------------------------------------------------------

Organization
--------------------------------------------------------------------------------

American Home Assurance Company ("the Company" or "American Home") is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. ("AIG PC US"), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. ("AIG PC"), a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the "Ultimate Parent" or "AIG"). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (casualty, property, specialty and financial liability) and consumer (accident & health and personal lines) insurance both domestically and abroad.

The Company is party to an inter-company pooling agreement (the "Combined Pooling Agreement"), among the twelve companies listed below, collectively named the Combined Pool. Effective January 1, 2016, the Combined Pooling Agreement was amended and restated among the twelve member companies. The member companies of the Combined Pool, their National Association of Insurance Commissioners ("NAIC") company codes, inter-company pooling percentages under the Combined Pooling Agreement, and states of domicile are as follows:

                                                                                NAIC     2016 Pool  2015 Pool    State of
Company                                                                     Company Code Percentage Percentage   Domicile
--------------------------------------------------------------------------- ------------ ---------- ---------- ----------
National Union Fire Insurance Company of Pittsburgh, Pa. (National Union)*     19445         30%        30%    Pennsylvania
American Home Assurance Company (American Home)                                19380         35%        30%      New York
Lexington Insurance Company (Lexington)                                        19437         30%        30%      Delaware
AIG Property Casualty Company (APCC)                                           19402          5%         5%    Pennsylvania
Commerce and Industry Insurance Company (C&I)                                  19410          0%         5%      New York
The Insurance Company of the State of Pennsylvania (ISOP)                      19429          0%         0%     Illinois**
New Hampshire Insurance Company (New Hampshire)                                23841          0%         0%      Illinois
AIG Specialty Insurance Company (Specialty)                                    26883          0%         0%      Illinois
AIG Assurance Company (Assurance)                                              40258          0%         0%     Illinois**
Granite State Insurance Company (Granite)                                      23809          0%         0%      Illinois
Illinois National Insurance Co. (Illinois National)                            23817          0%         0%      Illinois
AIU Insurance Company (AIU)                                                    19399          0%         0%      New York

*  Lead Company of the Combined Pool
** Companies were redomesticated to Illinois in 2016 from Pennsylvania in 2015.

Refer to Note 6 for additional information on the Combined Pool and the effects of the changes in the intercompany pooling arrangements (the "2016 Pooling Restructure Transaction") and Note 12 regarding changes in the pooling participation percentage effective January 1, 2017. The Company increased its participation percentage from 30% to 35% as a result of the 2016 Pooling Restructure Transaction.

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through an independent agency networks. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing, partner organizations and the internet. There were no Managing Agents or Third party administrators who placed direct written premium with the Company in an amount exceeding more than 5.0 percent of surplus of the Company for the years ending December 31, 2016, 2015, and 2014.

--------------------------------------------------------------------------------
8 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The Company is diversified in terms of classes of its business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

State/ Location                                                                  2016 2015  2014
-------------------------------------------------------------------------------  ---- ---- -----
New York                                                                         $97  $ 47 $  28
United Arab Emirates****                                                          88   141    --
Florida                                                                           78    81    70
California***                                                                     70    --    --
Texas***                                                                          48    --    --
Indiana**                                                                         --    43    --
Foreign - Japan*                                                                  --    --  (444)

* 2014 includes the impact of a ($726) reserve transfer due to the 2014 Japan Branch Conversion which was presented as negative written premium in accordance with statutory presentation requirements (refer to Note 6D for more information)
**   Indiana is below 5% in 2016 & 2014
***  California & Texas were below 5% in 2015 & 2014
**** United Arab Emirates was below 5% in 2014

Basis of Presentation
--------------------------------------------------------------------------------

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services ("NY SAP"). Certain balances relating to prior periods have been reclassified to conform to the current year's presentation.

Additionally, the financial statements include the Company's U.S. operations, its Japan, Dubai, Caribbean, Jamaica and Argentina branch operations and its participation in the American International Overseas Association (the "Association"), as described in Note 6.

The Company's financial information as of and for the years ended December 31, 2016, 2015 and 2014 have been presented in accordance with the terms of the Combined Pooling Agreement. Refer to Note 6 for additional information regarding the changes in the pooling percentages.

B. Permitted and Prescribed Practices
--------------------------------------------------------------------------------

NY SAP recognizes only statutory accounting practices prescribed or permitted by the New York State Department of Financial Services ("NY DFS") for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The NAIC Statutory Accounting Principles included within the Accounting Practices and Procedures Manual ("NAIC SAP") have been adopted as a component of prescribed practices by the NY DFS. The Superintendent of the NY DFS (the "Superintendent") has the right to permit other specific practices that differ from prescribed practices.

NY SAP has prescribed the practice of discounting workers' compensation known case loss reserves on a non-tabular basis. This practice is not prescribed under NAIC SAP.

Accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania ("PA SAP") has prescribed the availability of certain offsets in the calculation of the Provision for reinsurance, which offsets are not prescribed under NAIC SAP. The Company has received approval to reflect the transfer of the collection risk on certain of the Company's asbestos related reinsurance recoverable balances, to an authorized third party reinsurer, as another form of collateral acceptable to the commissioner with respect to the reinsurance recoverable balance from the original reinsurer.

In 2016 and 2014, the Company received a permitted practice to present the consideration received in relation to loss reserves transferred other than via commutation as part of the updated and amended Combined Pooling Agreement transaction within paid losses rather than as premiums written and earned. The classification change has no effect on net income or surplus.

A similar permitted practice was received by the Company with respect to the presentation of consideration paid to Eaglestone Reinsurance Company ("Eaglestone") for loss portfolio transfers ("LPT") executed in 2015 and 2014.

--------------------------------------------------------------------------------
9 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

As of and for the year ended December 31, 2016, the accompanying financial statements reflect the application of a permitted practice to recognize the effects of a retroactive aggregate excess of loss reinsurance agreement (the "ADC" or "Adverse Development Cover") entered into in January 2017 with National Indemnity Company ("NICO"), a subsidiary of Berkshire Hathaway,
Inc. In addition, the Company applied a permitted practice to record the impact of the ADC as prospective reinsurance in its December 31, 2016 financial statements. The ADC is more fully described in Note 12 herein. The permitted practice also allowed the Company to reflect the consideration as paid losses rather than a reduction in premiums earned. The surplus gain associated with the ADC has been reported in a segregated surplus account and does not form part of the Company's unassigned surplus, subject to the applicable dividend restrictions; such amounts must be restricted in surplus until such time as payments received by NICO exceed premiums paid for the retrocession.

The use of the aforementioned permitted and prescribed practices has not affected the Company's ability to comply with the NAIC's RBC and surplus requirements for the 2016 and 2015 reporting periods.

A reconciliation of the net income and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

                                                                                     SSAP # FS Ref  2016    2015    2014
                                                                                     ------ ------ ------  ------  ------
Net income (loss), NY SAP                                                                          $ (243) $  (75) $  808
State prescribed or permitted practices - addition (charge):
   Change in non-tabular discounting                                                  65      (a)     147      77      40
   Adverse Development Cover                                                          62R     (a)    (514)     --      --
   Present the consideration received/paid in relation to the loss reserves within
     paid losses                                                                      62R     (b)      --      --      --
                                                                                                   ------  ------  ------
Net income (loss), NAIC SAP                                                                        $ (610) $    2  $  848
                                                                                                   ------  ------  ------
Statutory surplus, NY SAP                                                                          $6,448  $6,641  $7,248
State prescribed or permitted practices--addition (charge):
   Non-tabular discounting                                                            65      (a)    (159)   (306)   (383)
   Credits for reinsurance                                                            62R     (c)      --      (4)    (40)
   Credits for collection risk on certain asbestos reinsurance recoveries             62R     (c)     (58)    (41)    (81)
   Adverse Development Cover                                                          62R     (d)    (514)     --      --
   Present the consideration received/paid in relation to the loss reserves within
     paid losses                                                                      62R     (b)      --      --      --
                                                                                                   ------  ------  ------
Statutory surplus, NAIC SAP                                                                        $5,717  $6,290  $6,744
                                                                                                   ------  ------  ------

(a)Impacts Reserves for losses and Loss adjustment expenses within the Statements of Liabilities, Capital and Surplus and Losses incurred within the Statements of Operations and Changes in Capital and Surplus.
(b)Impacts Losses incurred and Premiums earned within the Statements of Operations and Changes in Capital and Surplus.
(c)Impacts Provision for reinsurance within the Statements of Liabilities, Capital and Surplus and the Change in provision for reinsurance within the Statements of Operations and Changes in Capital and Surplus.
(d)Impacts Segregated Surplus within the Statements of Liabilities, Capital and Surplus

C. Use of Estimates in the Preparation of the Financial Statements
--------------------------------------------------------------------------------

The preparation of statutory financial statements in accordance with NY SAP requires the application of accounting policies that often involve a significant degree of judgment. The Company's accounting policies that are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

.. Reserves for losses and loss adjustment expenses ("LAE") including estimates and recoverability of the related reinsurance assets;

..  Legal contingencies;

..  Other than temporary impairment ("OTTI") losses on investments;

.. Fair value of certain financial assets, impacting those investments measured at fair value in the Statements of Admitted Assets and Liabilities, Capital and Surplus, as well as unrealized gains (losses) included in capital and surplus; and

.. Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset.

--------------------------------------------------------------------------------
10 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

These accounting estimates require the use of assumptions about matters, including some that are highly uncertain at the time of estimation. It is reasonably possible that actual experience may materially differ from the assumptions used and therefore the Company's statutory financial condition, results of operations and cash flows could be materially affected.

D. Accounting Policy Differences
--------------------------------------------------------------------------------

NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("US GAAP"). NAIC SAP varies from US GAAP in certain respects, including:

-----------------------------------------------------------------------------------------------------------------
           Transactions                      NAIC SAP Treatment                      US GAAP Treatment
-----------------------------------------------------------------------------------------------------------------
Policy Acquisition Costs            Costs are immediately expensed and     Costs directly related to the
Principally brokerage commissions   are included in Other Underwriting     successful acquisition of new or
and premium taxes arising from the  Expenses, except for reinsurance       renewal insurance contracts are
issuance of insurance contracts.    ceding commissions received in excess  deferred and amortized over the term of the cost to acquire business which  of the related insurance coverage.
                                    are recognized as a deferred
                                    liability and amortized over the
                                    period of the reinsurance agreement.
-----------------------------------------------------------------------------------------------------------------
Unearned Premiums, Unpaid           Presented net of reinsurance           Presented gross of reinsurance with
Losses and Loss Expense             recoverable.                           corresponding reinsurance recoverable
Liabilities                                                                assets for ceded unearned premiums
                                                                           and reinsurance recoverable on unpaid
                                                                           losses, respectively.
-----------------------------------------------------------------------------------------------------------------
Retroactive reinsurance contracts   Gains and losses are recognized in     Gains are deferred and amortized over
                                    earnings immediately and surplus is    the settlement period of the ceded
                                    segregated to the extent pretax gains  claim recoveries. Losses are
                                    are recognized. Certain retroactive    immediately recognized in the
                                    affiliate or related party             Statements of Operations.
                                    reinsurance contracts are accounted
                                    for as prospective reinsurance if
                                    there is no gain in surplus as a
                                    result of the transaction.
-----------------------------------------------------------------------------------------------------------------
Investments in Bonds held as:       Investment grade securities (rated by  All available for sale investments
                                    NAIC as class 1 or 2) are carried at   are carried at fair value with
1)available for sale                amortized cost. Non-investment grade   changes in fair value, net of
                                    securities (NAIC rated 3 to 6) are     applicable taxes, reported in
2)fair value option                 carried at the lower of amortized      accumulated other comprehensive
                                    cost and fair value.                   income within shareholder's equity.

                                                                           Fair value option investments are
                                                                           carried at fair value with changes in
                                                                           fair value, net of applicable
                                                                           projected income taxes, reported in
                                                                           net investment income.
-----------------------------------------------------------------------------------------------------------------

Investments in Equity Securities    Carried at fair value with unrealized  Same treatment as available for sale
classified as:                      gains and losses reported, net of      investments in bonds.
                                    applicable taxes, in the Statement of
1)available for sale                Changes in Capital and Surplus.        Same treatment as fair value option
                                                                           investments in bonds.
2)fair value option
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
11 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
           Transactions                      NAIC SAP Treatment                      US GAAP Treatment
-----------------------------------------------------------------------------------------------------------------
Investments in Limited              Carried at the underlying US GAAP      If aggregate interests allow the
Partnerships, Hedge Funds and       equity with results from the           holding entity to exercise more than
Private Equity Interests            investment's operations recorded, net  minor influence (typically more than
                                    of applicable taxes, as Unrealized     3%), the investment is carried at Net
                                    gains (losses) directly in the         Asset Value ("NAV") with changes in
                                    Statements of Changes in Capital and   value recorded to net investment
                                    Surplus.                               income.

                                                                           Where the aggregate interests allow
                                                                           the entity to exercise only minor
                                                                           influence (typically less than 3%),
                                                                           the investment is recorded at NAV
                                                                           with changes in value recorded, net
                                                                           of tax, as a component of accumulated
                                                                           other comprehensive income in
                                                                           shareholder's equity.
-----------------------------------------------------------------------------------------------------------------
Investments in Subsidiary,          Subsidiaries are not consolidated.     Consolidation is required when there
Controlled and Affiliated Entities                                         is a determination that the
(SCAs)                              The equity investment in SCAs are      affiliated entity is a variable
                                    accounted for under the equity method  interest entity ("VIE") and the
                                    and recorded as Common stock           entity has a variable interest and
                                    investments. Dividends are recorded    the power to direct the activities of
                                    within Net Investment Income.          the VIE. The VIE assessment would
                                                                           consider various factors including
                                                                           limited partnership (LP) status and
                                                                           inherent rights of equity investors.

                                                                           Investments in SCAs that are voting
                                                                           interest entities (VOE) with majority
                                                                           voting rights are generally
                                                                           consolidated.

                                                                           Investments in SCAs where the holding
                                                                           entity exercises significant
                                                                           influence (generally ownership of>3%
                                                                           voting interests for LPs and similar
                                                                           entities and between 20 percent and
                                                                           50 percent for other entities) are
                                                                           recorded at equity value. The change
                                                                           in equity is included within
                                                                           operating income.
-----------------------------------------------------------------------------------------------------------------
Structured Settlements              Structured settlement annuities where  For structured settlements in which the claimant is the payee are treated  the reporting entity has not been
                                    as completed transactions (thereby     legally released from its obligation
                                    allowing for immediate gain            with the claimant (i.e. the reporting
                                    recognition), regardless of whether    entity remains the primary obligor),
                                    the reporting entity is the owner of   resulting gains are deferred and
                                    the annuity, subject to credit         amounts expected to be recovered from
                                    exposure in certain circumstances.     such annuities are recorded as assets.
-----------------------------------------------------------------------------------------------------------------
Statement of Cash Flows             Statutory Statements of Cash Flows     The Statements of Cash Flows can be
                                    must be presented using the direct     presented using the direct or
                                    method. Changes in cash, cash          indirect methods, however are
                                    equivalents, and short-term            typically presented using the
                                    investments and certain sources of     indirect method. Presentation is
                                    cash are excluded from operational     limited to changes in cash and cash
                                    cash flows. Non-cash items are         equivalents (short-term investments
                                    required to be excluded in the         are excluded). All non-cash items are
                                    statement of cash flows and should be  excluded from the presentation of
                                    disclosed accordingly.                 cash flows.
-----------------------------------------------------------------------------------------------------------------
Deferred Federal Income Taxes       Deferred income taxes are established  The provision for deferred income for the temporary differences between  taxes is recorded as a component of
                                    tax and book assets and liabilities,   income tax expense, as a component of
                                    subject to limitations on              the Statement of Operations, except
                                    admissibility of tax assets.           for changes associated with items
                                                                           that are included within other
                                    Changes in deferred income taxes are   comprehensive income where such items
                                    recorded within capital and surplus    are recorded net of applicable income
                                    and have no impact on the Statement    taxes.
                                    of Operations.

--------------------------------------------------------------------------------
12 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
            Transactions                       NAIC SAP Treatment                      US GAAP Treatment
-------------------------------------------------------------------------------------------------------------------
Statutory Adjustments                 Certain asset balances are designated  All assets and liabilities are
(applied to certain assets including  as nonadmitted, are excluded from the  included in the financial statements.
goodwill, furniture and equipment,    Statement of Admitted Assets and are   Provisions for uncollectible
deferred taxes in excess of           reflected as deductions from capital   receivables are established as
limitations, prepaid expenses,        and surplus.                           valuation allowances and are
overdue receivable balances and                                              recognized as expense within the
unsecured reinsurance amounts)        A Provision for reinsurance is         Statement of Operations.
                                      established for unsecured reinsurance
                                      amounts recoverable from unauthorized
                                      and certain authorized reinsurers
                                      with a corresponding reduction to
                                      Unassigned surplus.

The effects on the financial statements of the variances between NAIC SAP and US GAAP, although not reasonably determinable, are presumed to be material.

--------------------------------------------------------------------------------
E. Significant Statutory Accounting Policies
--------------------------------------------------------------------------------

Premiums
--------------------------------------------------------------------------------

Premiums for insurance and reinsurance contracts are recorded as gross premiums written on the inception date of the policy. Premiums are earned primarily on a pro-rata basis over the term of the related insurance coverage. Extended reporting endorsements are reflected as premiums written and are earned on a pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite in which case premiums are fully earned at inception of the endorsement along with the recognition of associated loss and LAE.

Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Unearned premium reserves include the portion of premiums written relating to the unexpired terms of coverage as of the date of the financial statements. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using a prescribed percentage of completion method.

Reinsurance premiums under a reinsurance contract are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12-month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12-month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premiums billed and outstanding for 90 days or more are nonadmitted and deducted from Unassigned surplus.

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience, based upon historical ratios of retrospectively rated loss development and are earned on a pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately recognized in earned premium. The Company records accrued retrospectively rated premiums as written premiums. Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date.

Gross written premiums net of ceded written premiums ("Net written premiums") that were subject to retrospective rating features as of December 31, 2016, 2015 and 2014 were as follows:

Years ended December 31,                                        2016  2015  2014
------------------------                                        ----  ----  ----
Net written premiums subject to retrospectively rated premiums  $ 72  $ 83  $112
Percentage of total net written premiums                         1.1%  1.5%  2.1%
                                                                ====  ====  ====

--------------------------------------------------------------------------------
13 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

As of December 31, 2016 and 2015, the admitted portion of accrued premiums related to the Company's retrospectively rated contracts were $595 and $586, respectively, which will be billed in future periods based primarily on the payment of the underlying expected losses and LAE. Unsecured amounts associated with these accrued retrospective premiums were $62 and $80 as of December 31, 2016 and 2015, respectively. Ten percent of the amount of accrued retrospective premiums receivable not offset by retrospective return premiums or other liabilities to the same party, other than loss and LAE reserves, or collateral (collectively referred to as the unsecured amount) have been nonadmitted in the amount of $13 and $14 as of December 31, 2016 and 2015, respectively.

The Company establishes loss reserves for high deductible policies net of the insured's contractual deductible (such deductibles are referred to as "reserve credits"). The Company establishes a nonadmitted asset for ten percent of paid losses recoverable in excess of collateral held on an individual insured basis, or for one hundred percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after nonadmitted assets. Similarly, the Company does not recognize reserve credit offsets to its estimate of loss reserves where such credits are deemed uncollectible, as the Company ultimately bears credit risk on the underlying policies' insurance obligations. As of December 31, 2016 and 2015, the amounts of offsetting reserve credits on unpaid claims, recoverable on paid claims and nonadmitted balances were:

December 31,                       2016   2015
------------                      ------ ------
Reserve credits on unpaid claims  $4,468 $3,747
Recoverable on paid claims            72     74
Nonadmitted balance                   15     19
                                  ====== ======

Deposit Accounting
--------------------------------------------------------------------------------

Direct insurance transactions where management determines there is insufficient insurance risk transfer are recorded as deposits unless the policy was issued
(i) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self-insurance, or
(iii) in compliance with filed forms, rates and/or rating plans.

Assumed and ceded reinsurance contracts which do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. Deposit assets are admitted if (i) the assuming company is licensed, accredited or qualified by the PA DOI, or (ii) the collateral (i.e., funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP, as applicable. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other Income in the Statements of Operations.

Deposit assets are recorded to Other assets within the Statements of Admitted Assets, refer to Note 11A. Deposit liabilities and deposit liabilities - funds held are recorded to Other liabilities within the Statements of Liabilities, Capital and Surplus, refer to Note 11B.

Premium Deficiency
--------------------------------------------------------------------------------

The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability is established if the unearned premium reserves and related future investment income are collectively not sufficient to cover the expected ultimate loss projection. As of December 31, 2016 and 2015, the Company did not incur any premium deficiency losses.

Retroactive Reinsurance
--------------------------------------------------------------------------------

Transactions involving the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer are recorded as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. Initial pre-tax gains or losses are recorded in Other Income within the Statements of Operations and Changes in Capital and Surplus with surplus gains recorded as Special surplus funds from retroactive reinsurance which is a component of Capital and surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from retroactive reinsurance are considered to be earned surplus (i.e., transferred to Unassigned surplus) only when, and to the extent that, cash recoveries from the assuming entity exceed the consideration paid by as respects such retroactive reinsurance transaction. Special surplus funds from retroactive reinsurance are maintained separately for each respective retroactive reinsurance agreement; Special surplus from retroactive reinsurance account write-in entry on the balance sheet is adjusted, upward or downward, to reflect any subsequent increase or reduction in reserves ceded. For each agreement, the reduction in the special surplus funds is limited to the lesser of amounts recovered by the Company in excess of consideration paid or the surplus gain in relation to such agreement.

--------------------------------------------------------------------------------
14 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

To the extent that the transfer of loss and LAE reserves is between affiliated entities and neither entity records a gain or loss, the transaction is accounted for as prospective reinsurance.

Insurance Related Acquisition Costs
--------------------------------------------------------------------------------

Commissions, premium taxes, and certain underwriting costs are expensed as incurred and are included in Other underwriting expenses. The Company records an unearned ceding commission accrual equal to the excess of the ceding commissions received from reinsurers compared to the acquisition cost of the business ceded. This amount is amortized as an increase to income over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance
--------------------------------------------------------------------------------

The recoverability of certain assets, including insurance receivables with counterparties, is reviewed periodically by management. Amounts deemed uncollectible are reduced, with the required statutory basis provision for reinsurance deducted from surplus and reflected as the Provision for reinsurance liability. Various factors are taken into consideration when assessing the recoverability of these asset balances including: the age of the related amounts due and the nature of the unpaid balance; disputed balances, historical recovery rates and any significant decline in the credit standing of the counterparty. PA SAP is applied in the determination of the Company's Provision for reinsurance.

Reserves for Losses and Loss Adjustment Expenses
--------------------------------------------------------------------------------

Reserves for case, IBNR and LAE losses are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, newly established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsurance policy based upon the terms of the underlying contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses.

Workers' compensation reserves are discounted in accordance with NY DFS statutes; see Note 5 for further details.

Structured Settlements
--------------------------------------------------------------------------------

In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity by the Company, generally from life insurers, to fund future claim obligations. In the event the life insurers providing the annuity do not meet their obligations, the Company would, in certain cases, become liable for the payments of benefits. As of December 31, 2016 there were no incurred losses, there has been no default by any of the participating life insurers and the Company has not reduced its loss reserves for any annuities purchased where it is both the owner and the payee. Management believes that based on the financial strength of the life insurers involved (mostly affiliates) the likelihood of the Company becoming liable, or incurring an incremental loss, is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies were $1,335 as of December 31, 2016.

As of December 31, 2016, the Company had annuities with aggregate statement values in excess of one percent of its policyholders' surplus with life insurer affiliates as follows:

                                                                                    Licensed in
Life Insurance Company                                            State of Domicile  New York   Statement Value
----------------------                                            ----------------- ----------- ---------------
The United States Life Insurance Company in the City of New York      New York          Yes          $837
American General Life Insurance Company of Delaware                   Delaware          No            281
American General Life Insurance Company                                Texas            No            159

--------------------------------------------------------------------------------
15 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Fair Value of Financial Instruments
--------------------------------------------------------------------------------

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three 'levels' based upon the observability of inputs available in the marketplace as discussed below:

..  Level 1: Fair value measurements that are based upon quoted prices
   (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The quoted price for such instruments is not subject to adjustment.

.. Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

.. Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company's policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value. The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:

.. The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office ("NAIC IAO").

.. The fair value of derivatives are determined using quoted prices in active markets and other market evidence whenever possible, including market-based updates, broker or dealer quotations or alternative pricing sources.

.. The carrying value of all other financial instruments approximates fair value.

Cash Equivalents and Short Term Investments
--------------------------------------------------------------------------------

Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

--------------------------------------------------------------------------------
16 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Bonds (including Loan Backed and Structured Securities)
--------------------------------------------------------------------------------

Loan-backed and structured securities ("LBaSS") include residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), and asset-backed securities ("ABS"), pass-through securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer.

Bonds and LBaSS with an NAIC IAO designation of "1" or "2" (considered to be investment grade) are carried at amortized cost. Bonds and LBaSS with an NAIC designation of "3", "4", "5", "5*", "6" or "6*" (considered to be non-investment grade) are carried at the lower of amortized cost or fair value. LBaSS fair values are primarily determined using independent pricing services and broker quotes. Bonds and LBaSS that have not been filed and have not received a designation in over a year, from the NAIC IAO, are assigned a 6* designation and carried at zero, with unrealized losses charged to surplus. Bond and LBaSS securities that have been filed and received a 6* designation can carry a value greater than zero. Bond and LBaSS securities are assigned a 5* designation when the following conditions are met: a) the documentation required for a full credit analysis did not exist, b) the issuer/obligor has made all contractual interest and principal payments, and c) an expectation of repayment of interest and principal exists. Amortization of premium or discount on bonds and LBaSS is calculated using the effective yield method.

Additionally, mortgage-backed securities ("MBS") and ABS prepayment assumptions were obtained from an outside vendor or internal estimates. The retrospective adjustment method is used to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Mortgage Loans
--------------------------------------------------------------------------------

Mortgage loans on real estate are carried at unpaid principal balances, net of unamortized premiums, discounts and impairments. Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Internal credit risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property.

Preferred Stocks
--------------------------------------------------------------------------------

Perpetual preferred stocks with an NAIC rating of "P1" or "P2", having characteristics of equity securities are carried at fair value. Redeemable preferred stocks with an NAIC rating of "RP1" or "RP2", which have characteristics of debt securities, are carried at amortized cost. All preferred stocks with an NAIC rating of "3" through "6" are carried at the lower of amortized cost or fair value.

Unaffiliated Common Stock Securities
--------------------------------------------------------------------------------

Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as Unrealized gains(losses) in Unassigned surplus, or as realized losses in the event a decline in value is determined to be other than temporary.

Investments in subsidiaries and affiliated companies
--------------------------------------------------------------------------------

Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity's financial statements as presented on a basis consistent with the nature of the affiliates operations (including any nonadmitted amounts). The Company's share of undistributed earnings and losses of affiliates is recorded as Unrealized gains (losses) in Unassigned surplus.

--------------------------------------------------------------------------------
17 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Investments in joint ventures, partnerships and limited liability companies
--------------------------------------------------------------------------------

Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as Unrealized gains(losses). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value resulting from adjustments where the fair value is less than amortized cost are recorded as Unrealized gains (losses) in Unassigned surplus, while changes resulting from amortization are recorded as Net investment income.

Derivatives
--------------------------------------------------------------------------------

Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to valuation models, broker or dealer quotations or alternative pricing sources, reduced by the amount of collateral held or posted by the Company with respect to the derivative position. Changes in carrying value are recorded as Unrealized gains(losses) in Unassigned surplus.

Net investment income and gain/loss
--------------------------------------------------------------------------------

Investment income is recorded as earned and includes interest, dividends and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due, or 180 days past due for mortgage loans, that do not have a valuation allowance are nonadmitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment
--------------------------------------------------------------------------------

If a bond is determined to have an OTTI in value the cost basis is written down to fair value as its new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e., intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

In general, a security is considered a candidate for OTTI evaluation if it meets any of the following criteria:

.. The Company may not realize a full recovery on their investment based on lack of ability or intent to hold a security to recovery;

..  Fundamental credit risk of the issuer exists; and/or

..  Other qualitative/quantitative factors exist indicating an OTTI has occurred.

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected regardless of management's ability or intent to hold the security.

--------------------------------------------------------------------------------
18 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Common and preferred stock investments whose fair value is less than their carrying value or is at a significant discount to acquisition value are considered to be potentially impaired. For securities with unrealized losses, an analysis is performed. Factors include:

.. If management intends to sell a security that is in an unrealized loss position then an OTTI loss is considered to have occurred;

.. If the investments are trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time based on facts and circumstances of the investment; or

.. If a discrete credit event occurs resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

..  If there are other factors precluding a full recovery of the investment.

Limited partnership investments whose fair value is less than its book value with a significant unrealized loss are considered candidates for OTTI. OTTI factors that are periodically considered include:

.. If an order of liquidation or other fundamental credit issues with the partnership exists;

.. If there is a significant reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;

.. If there is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or

.. If other qualitative/quantitative factors indicating an OTTI exist based on facts and circumstances of the investment.

Equities in Pools & Associations
--------------------------------------------------------------------------------

The Company accounts for its participation in the Association by recording its participation in

..  net premium participation as gross premium;

.. the underwriting and net investment income results in the Statements of Operations and Changes in Capital and Surplus;

..  insurance and reinsurance balances in the Statements of Admitted Assets;

.. all other non-insurance assets and liabilities recorded as Equities in Underwriting Pools and Associations in the Statements of Admitted Assets; and

..  all Association business activity is reflected within the Statements of Cash
   Flows.

Foreign Currency Transactions
--------------------------------------------------------------------------------

Foreign currency denominated assets and liabilities and the results of non-U.S. operations are translated into U.S. dollars using rates of exchange prevailing at the period end date with the related translation adjustments recorded as unrealized gains (losses) within Unassigned surplus in the Statements of Capital and Surplus. All other realized gains and losses resulting from foreign currency transactions, not in support of foreign insurance operations, are included in Other Income in the Statements of Operations.

Retirement Plans, Deferred Compensation, Postemployment Benefits and
Compensated Absences and Other Postretirement Benefit Plans
--------------------------------------------------------------------------------

The Company's employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

In August 2015, AIG amended the defined benefit pension plans, to freeze benefit accruals effective January 1, 2016. Consequently, these plans were closed to new participants and current participants ceased earning additional benefits as of December 31, 2015. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG and its subsidiaries.

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19 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

AIG sponsors various defined contribution plans that provide for pre-tax salary reduction contributions by its U.S. employees. The most significant plan is the AIG Incentive Savings Plan, to which the Company makes matching contributions of 100 percent of the first six percent of employee contributions, subject to Internal Revenue Service imposed limitations. Effective January 1, 2016, participants began receiving an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the Internal Revenue Service ("IRS")-imposed limitations.

The Company incurred employee related costs related to defined benefit and defined contribution plans during 2016, 2015 and 2014 of $10, $5 and $11, respectively.

Depreciation
--------------------------------------------------------------------------------

Certain assets, principally electronic data processing ("EDP") equipment, software and leasehold improvements are designated as nonadmitted assets and their net book value is deducted from surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding five years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement.

Income Taxes
--------------------------------------------------------------------------------

The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 300 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 8.

The Company is allocated U.S. federal income taxes based upon a tax sharing agreement (the "Tax Sharing Agreement") with AIG, approved by the Company's Board of Directors. This agreement provides that the Company shall incur tax results that would have been paid or received by such company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred income tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different. The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis, except that:

..  The sections of the Internal Revenue Code relating to Alternative Minimum
   Tax ("AMT") are applied, but only if the AIG consolidated group is subject to AMT in the Consolidated Tax Liability, and;

..  The impact of Deferred Intercompany Transactions (as defined in Treas. Reg.
   (S)1.1502-13(b)(1), if the "intercompany items" from such transaction, as defined in Treas. Reg. (S)1.1502-13(b)(2), have not been taken into account pursuant to the "matching rule" of Treas. Reg. (S)1.1502-13(c)), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its separate return tax liability in the subsequent tax year when the deferred tax liability or deferred tax asset becomes current.

In 2014, the Company, modified the Tax Sharing Agreement which clarified certain tax attributes related to the 2013 Association distribution of AIG Europe Holdings Limited's ("AEHL") shares. The gain resulting from the transfer was treated as currently taxable and the Company's resulting tax liability was waived in the form of a deemed capital contribution. As a result, the Company recognized a benefit to statutory surplus of $21. The NY DFS responded to the informational submissions with no objection.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the Tax Sharing Agreement, income tax liabilities related to uncertain tax positions and tax authority audit adjustments ("TAAAs") shall remain with the Company for which the income tax liabilities relate. Furthermore, if and when such income tax liabilities are realized or determined to no longer be necessary, the responsibility for any additional income tax liabilities, benefits or rights to any refunds due, remains with the Company.

In 2014, the Company settled for cash certain tax payables and receivables with AIG. Such payables and receivables related to TAAAs that were reflected in an amended federal income tax return filing for the tax years 2007 to 2011, which was filed with the ("IRS").

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20 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

In accordance with Circular Letter 1979-33 issued by the NY DFS, AIG shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the AIG consolidated tax liability. As of December 31, 2016, the Company's separate return liability did not exceed the AIG consolidated tax liability and therefore no amounts were maintained in escrow.

Deferred Taxes
--------------------------------------------------------------------------------

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized ("adjusted gross deferred tax asset"). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.

The Company's framework for assessing the recoverability of deferred tax assets requires it to consider all available evidence, including:

.. the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

..  the sustainability of recent operating profitability of our subsidiaries;

.. the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

.. the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and,

.. prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

The adjusted gross deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2. Accounting Adjustments to Statutory Basis Financial Statements
--------------------------------------------------------------------------------

A. Change in Accounting Principles
--------------------------------------------------------------------------------

2016 Changes
--------------------------------------------------------------------------------

In 2016, the Company adopted the following change in the Statements of Statutory Accounting Principles ("SSAP")::

Going Concern: In June 2015, the Statutory Accounting Principles Working Group adopted changes to SSAP No.1, Disclosures of Accounting Policies, Risks & Uncertainties, and Other Disclosures ("SSAP 1"), with a December 31, 2016 effective date, requiring management to evaluate whether there are conditions that give rise to substantial doubt over the Company's ability to continue as a going concern within one year from the financial statement issuance date. Conditions that would give rise to substantial doubt ordinarily relate to the Company's ability to meet its obligations as they become due. If substantial doubt arises over the Company's ability to continue as a going concern, the Company shall provide disclosure detailing management's evaluation and the consideration of management's plans to alleviate any substantial doubt. The adoption of this change did not have an effect on the Company's financial condition, results of operations or cash flows.

2015 Changes
--------------------------------------------------------------------------------

In 2015, the Company adopted the following change in the SSAP:

Cash Flow: In March 2015, the Statutory Accounting Principles Working Group adopted revisions to SSAP No. 69, Statement of Cash Flow ("SSAP 69"), with a December 31, 2015 effective date to clarify cash flow shall include cash, cash equivalents and short-term investments. Disclosure of non-cash items affecting assets and liabilities was expanded to include non-cash operating items in addition to financing and investing items. The Company has adopted and applied these revisions in the 2015 Statements of Cash Flows and related disclosures.

--------------------------------------------------------------------------------
21 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


2014 Changes
--------------------------------------------------------------------------------

In 2014, the Company adopted the following changes in the SSAP:

Affordable Care Act Assessments: In June 2014, the NAIC issued SSAP No. 106, Affordable Care Act Assessments ("SSAP 106"), which provides accounting and disclosure guidance related to assessments on entities that issue health insurance. Under the Affordable Care Act ("ACA"), an assessment becomes payable to the U.S. Treasury once a health insurer provides health insurance for any subject U.S. health risk during the calendar year, in an amount based upon the amount of health insurance provided by such company in the prior year. Under SSAP 106, the amount of the assessment shall be expensed and recognized as a liability once the entity provides qualifying health insurance. Additionally, the guidance requires the recognition in Special Surplus, as a reclassification from Unassigned Surplus, of an amount equal to its estimated subsequent fee year assessment based upon the health insurance written in the current year. The special surplus is restored to unassigned surplus in the following year, when the health insurer recognizes the expense for the assessment.

Risk-Sharing Provisions: In December 2014, the NAIC issued SSAP No. 107, Accounting for the Risk-Sharing Provisions of the Affordable Care Act. This statement provides accounting guidance for the Risk Adjustment Program, the Transitional Reinsurance Program, and the Transitional Risk Corridor Program of the ACA. While the Company participates in the health insurance market and is subject to certain provisions of the ACA, such as the assessment described above, with the exception of the industry-wide assessment on health insurers to fund the Transitional Reinsurance Program, the Company's health insurance policies are not subject to the risk sharing provisions of the ACA. The impact of the guidance on the Company relates solely to the treatment of Transitional Reinsurance Program assessment.

B. Adjustments to Surplus
--------------------------------------------------------------------------------

During 2016, 2015 and 2014 the Company identified corrections that resulted in after-tax statutory adjustments to beginning capital and surplus of $66, $(27) and $(6), respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors ("SSAP 3"), the corrections of errors have been reported in the 2016, 2015 and 2014 statutory financial statements as adjustments to Unassigned surplus. The impact of the 2016 corrections would have increased the 2015 and 2014 pre-tax income by $61 and $50, respectively. Management has concluded that the effects of these errors on the previously issued financial statements were immaterial based on a quantitative and qualitative analysis. The impact to surplus, assets and liabilities as of January 1, 2016, 2015 and 2014 is presented in the following tables:

                                                    Policyholders' Total Admitted
2016 Adjustments                                       Surplus         Assets     Total Liabilities
----------------                                    -------------- -------------- -----------------
Balance at December 31, 2015                            $6,641        $26,103          $19,462
Adjustments to beginning Capital and Surplus:
   Asset corrections                                        42             42               --
   Liability corrections                                    (3)            --                3
   Income tax corrections                                   27             27               --
                                                        ------        -------          -------
Total adjustments to beginning Capital and Surplus          66             69                3
                                                        ------        -------          -------
Balance at January 1, 2016 as adjusted                  $6,707        $26,172          $19,465
                                                        ======        =======          =======

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The increase in net admitted assets is primarily the result of a) an increase due to an overcharge of claims service fees related to an internally developed system; partially offset by b) a decrease due to understatement of the prior year expense allocation; and c) a decrease related to unsupported ceded premiums.

Liability corrections - The increase in total liabilities is primarily the result of a) an increase due to ceded losses recorded without consideration of contract limits; b) an increase due to recording of unsupported ceded Unearned Premium reserves; and c) an increase resulting from losses understated on certain client accounts; partially offset by d) a decrease related to an overstatement of profit share between AIG PC Pool companies and AIG Warranty Guard Agency.

Income tax corrections - The increase in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

--------------------------------------------------------------------------------
22 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


                                                    Policyholders' Total Admitted
2015 Adjustments                                       Surplus         Assets     Total Liabilities
----------------                                    -------------- -------------- -----------------
Balance at December 31, 2014                            $7,248        $26,408          $19,160
Adjustments to beginning Capital and Surplus:
   Asset corrections                                        (1)            (1)              --
   Liability corrections                                   (27)            --               27
   Income tax corrections                                    1              1               --
                                                        ------        -------          -------
Total adjustments to beginning Capital and Surplus         (27)            --               27
                                                        ------        -------          -------
Balance at January 1, 2015 as adjusted                  $7,221        $26,408          $19,187
                                                        ======        =======          =======

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The decrease in total admitted assets is primarily the result of a) a decrease in accrued retrospective premiums resulting from an overstatement of an accrual; b) a decrease in amounts recoverable from reinsurers due to the correction of a coding error; and c) a decrease in other assets due to a reduction of deductible recoverables on programs where the aggregate loss limits were already met; partially offset by d) an increase in deferred premiums due to unrecorded fee revenue; and e) an increase in equities and deposits in pools and associations resulting from a duplication in the expenses recorded.

Liability corrections -increase in total liabilities is primarily the result of
a) an increase in losses due to data remediation in addition to certain claims that were not adequately reserved; and b) corrections to the state tax payable account; partially offset by c) a decrease in other expenses and payable to parent, subsidiaries and affiliates due to the overstatement of prior year end expense accruals; d) decrease in taxes, licenses, and fees related to amounts improperly reflected; and e) a decrease in funds held by company under reinsurance treaties and unearned premiums due to data remediation.

Income tax corrections -The increase in the tax assets is primarily the result of the tax effect of the corresponding asset and liability corrections, as well as partnership basis adjustments.

                                                    Policyholders' Total Admitted
2014 Adjustments                                       Surplus         Assets     Total Liabilities
----------------                                    -------------- -------------- -----------------
Balance at December 31, 2013                            $5,092        $23,671          $18,579
Adjustments to beginning Capital and Surplus:
   Asset corrections                                        59             59               --
   Liability corrections                                   (71)            --               71
   Income tax corrections                                    6              6               --
                                                        ------        -------          -------
Total adjustments to beginning Capital and Surplus          (6)            65               71
                                                        ------        -------          -------
Balance at January 1, 2014 as adjusted                  $5,086        $23,736          $18,650
                                                        ======        =======          =======

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The increase in total admitted assets is the result of a) an increase in reinsurance recoverable related to the reversal of an accrued liability; b) an adjustment of an intangible asset resulting from the sale of the Canadian Branch of American Home Assurance Company; c) an increase in admitted assets due to Association's underutilization of reserves to offset the aged premium receivable in their nonadmitted penalty determination; partially offset by d) a decrease in reinsurance recoverable due to an increase in the related contingency reserve; and e) a decrease in reinsurance recoverable on paid losses related to miscoded ceded reinsurance.

Liability corrections - The increase in total liabilities is primarily the result of a) an increase in loss reserves resulting from errors identified during the completion of a reserve substantiation study, b) an increase in IBNR related to asbestos business and in the calculation of the insolvent and commute estimate, c) an increase in taxes, licenses, and fees related to workers' compensation surcharges, d) an increase in ceded reinsurance premiums payable resulting from unrecorded profit commission, e) an increase in intercompany payables due to prior year costs incurred from the development of a claims systems; and f) an increase to the unpaid loss reserves resulting from miscoded ceded reinsurance on a facultative claim; partially offset by g) a correction to the historical loss provision for balances previously charged off.

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23 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Income tax corrections - The decrease in taxes is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset and liability corrections.

3. Investments
--------------------------------------------------------------------------------

A. Bond Investments
--------------------------------------------------------------------------------

The reconciliation from carrying value to fair value of the Company's bond investments as of December 31, 2016 and 2015 are outlined in the table below:

                                                                                       Gross      Gross
                                                                            Carrying Unrealized Unrealized  Fair
As of December 31, 2016:                                                     Value     Gains      Losses    Value
------------------------                                                    -------- ---------- ---------- -------
U.S. governments                                                            $   161     $  5      $  --    $   166
All other governments                                                           297        2         (5)       294
States, territories and possessions                                           1,222       50        (11)     1,261
Political subdivisions of states, territories and possessions                 1,275       45        (11)     1,309
Special revenue and special assessment obligations and all non- guaranteed
  obligations of agencies and authorities and their political subdivisions    5,137      115        (71)     5,181
Industrial and miscellaneous                                                 10,761      436       (111)    11,086
                                                                            -------     ----      -----    -------
Total                                                                       $18,853     $653      $(209)   $19,297
                                                                            =======     ====      =====    =======

                                                                                                     Gross      Gross
                                                                                          Carrying Unrealized Unrealized  Fair
As of December 31, 2015:                                                                   Value     Gains      Losses    Value
------------------------                                                                  -------- ---------- ---------- -------
U.S. governments                                                                          $   180     $  8      $  --    $   188
All other governments                                                                         186        2         (3)       185
States, territories and possessions                                                         1,058       67         --      1,125
Political subdivisions of states, territories and possessions                               1,284       52         --      1,336
Special revenue and special assessment obligations and all non-guaranteed obligations of
  agencies and authorities and their political subdivisions                                 3,761      170         (2)     3,929
Industrial and miscellaneous                                                                9,870      435       (126)    10,179
                                                                                          -------     ----      -----    -------
Total                                                                                     $16,339     $734      $(131)   $16,942
                                                                                          =======     ====      =====    =======

The carrying values and fair values of bonds at December 31, 2016, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                        Carrying  Fair
December 31, 2016                        Value    Value
-----------------                       -------- -------
Due in one year or less                 $   224  $   224
Due after one year through five years     3,241    3,345
Due after five years through ten years    2,582    2,619
Due after ten years                       4,206    4,228
Structured securities                     8,608    8,888
                                        -------  -------
   Total bonds                          $18,861  $19,304
                                        =======  =======

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24 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

B. Mortgage Loan Investments
--------------------------------------------------------------------------------

The minimum and maximum lending rates for mortgage loans during 2016 were:

                     Minimum        Maximum
Category          Lending Rate % Lending Rate %
--------          -------------- --------------
Retail                 2.9%           4.9%
Office                 3.8%           4.7%
Industrial             3.6%           4.1%
Multi-Family           3.4%           5.2%
Hotel/Motel            4.4%           4.7%
Other Commercial       6.5%           6.5%
                       ===            ===

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was
73.77 percent. All of the mortgage loans were in good standing as of December 31, 2016. The Company did not have any advanced amounts for taxes or assessments. The following table details an analysis of mortgage loans as of December 31, 2016 and 2015:

                                 Residential            Commercial
                              ----------------- ---------------------------
                         Farm Insured All Other Insured All Other Mezzanine Total
                         ---- ------- --------- ------- --------- --------- ------
2016
   Recorded Investment
   Current               $--    $--      $--      $--    $1,895      $--    $1,895
2015
   Recorded Investment
   Current               $--    $--      $--      $--    $1,185      $--    $1,185
                         ===    ===      ===      ===    ======      ===    ======

C. Loan-Backed and Structured Investments
--------------------------------------------------------------------------------

The Company did not record any non-credit other than temporary impairment losses during 2016 for loan-backed and structured securities.

As of December 31, 2016, the Company held loan-backed and structured securities for which it recognized $28 of credit-related OTTI during 2016 based on the present value of projected cash flows being less than the amortized cost of the securities.

The following table shows the aggregate unrealized losses and related fair value relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position:

Aggregate unrealized losses:
                                                                    Less than 12 Months  $   65
                                                                    12 Months or longer  $   27
Aggregate related fair value of securities with unrealized losses:
                                                                    Less than 12 Months  $2,681
                                                                    12 Months or longer  $  475

The Company held structured notes as of December 31, 2016 with a total carrying value of $81. There were no structured notes held as of December 31, 2016 which were considered mortgage-referenced securities.

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25 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

D. Unrealized losses
--------------------------------------------------------------------------------

The fair value of the Company's bonds and stocks that had gross unrealized losses (where fair value is less than amortized cost) as of December 31, 2016 and 2015 are set forth in the table below:

                                                                Less than 12 Months   12 Months or Longer          Total
December 31, 2016                                              --------------------  --------------------  --------------------
                                                                          Unrealized            Unrealized            Unrealized
Description of Securities                                      Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------                                      ---------- ---------- ---------- ---------- ---------- ----------
U.S. governments                                                 $    9     $  --      $   --      $ --      $    9     $  --
All other governments                                               179        (6)         18        (1)        197        (7)
States, territories and possessions                                 325       (11)         --        --         325       (11)
Political subdivisions of states, territories and possessions       433       (11)         --        --         433       (11)
Special revenue and special assessment obligations and all
  non-guaranteed obligations of agencies and authorities
  and their political subdivisions                                2,056       (71)         --        --       2,056       (71)
Industrial and miscellaneous                                      3,175       (73)        800       (50)      3,975      (123)
                                                                 ------     -----      ------      ----      ------     -----
Total bonds                                                       6,177      (172)        818       (51)      6,995      (223)
                                                                 ------     -----      ------      ----      ------     -----
Affiliated                                                           --        --         222       (41)        222       (41)
Non-affiliated                                                       --        --          --        --          --        --
                                                                 ------     -----      ------      ----      ------     -----
Total common stocks                                                  --        --         222       (41)        222       (41)
                                                                 ------     -----      ------      ----      ------     -----
Preferred stocks                                                     17        --          --        --          17        --
                                                                 ------     -----      ------      ----      ------     -----
Total stocks                                                         17        --         222       (41)        239       (41)
                                                                 ------     -----      ------      ----      ------     -----
Total bonds and stocks                                           $6,194     $(172)     $1,040      $(92)     $7,234     $(264)
                                                                 ======     =====      ======      ====      ======     =====

                                                                Less than 12 Months   12 Months or Longer          Total
December 31, 2015                                              --------------------  --------------------  --------------------
                                                                          Unrealized            Unrealized            Unrealized
Description of Securities                                      Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------                                      ---------- ---------- ---------- ---------- ---------- ----------
U.S. governments                                                 $    8     $  --      $   --      $ --      $    8     $  --
All other governments                                               102        (8)          2        --         104        (8)
States, territories and possessions                                  20        --          --        --          20        --
Political subdivisions of states, territories and possessions         8        --          --        --           8        --
Special revenue and special assessment obligations and all
  non-guaranteed obligations of agencies and authorities and
  their political subdivisions                                      223        (2)         --        --         223        (2)
Industrial and miscellaneous                                      2,906      (100)        763       (63)      3,669      (163)
                                                                 ------     -----      ------      ----      ------     -----
Total bonds                                                       3,267      (110)        765       (63)      4,032      (173)
                                                                 ------     -----      ------      ----      ------     -----
Affiliated                                                          139       (36)         24        (5)        163       (41)
Total common stocks                                                 139       (36)         24        (5)        163       (41)
                                                                 ------     -----      ------      ----      ------     -----
Total stocks                                                        139       (36)         24        (5)        163       (41)
                                                                 ------     -----      ------      ----      ------     -----
Total bonds and stocks                                           $3,406     $(146)     $  789      $(68)     $4,195     $(214)
                                                                 ======     =====      ======      ====      ======     =====

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26 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

E. Realized Gains(Losses)
--------------------------------------------------------------------------------

Proceeds from sales and associated gross realized gains (losses) for the years ended December 31, 2016, 2015 and 2014 were as follows:

Years ended December 31         2016               2015               2014
-----------------------  ------------------ -----------------  -----------------
                                   Equity             Equity             Equity
                          Bonds  Securities  Bonds  Securities  Bonds  Securities
                         ------  ---------- ------  ---------- ------  ----------
Proceeds from sales      $3,895     $34     $3,176     $178    $2,737     $21
Gross realized gains         83      12         61        2        78       5
Gross realized losses       (48)     --        (34)      (3)      (14)     (1)

F. Derivative Financial Instruments
--------------------------------------------------------------------------------

The Company holds currency as well as interest rate derivative financial instruments in the form of currency swaps, interest rate swaps, and currency forwards and futures to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company's exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company's exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily JPY). Additionally, interest rate derivatives were entered into to manage risk from fluctuating interest rates in the market, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. The interest rate derivatives are cash flow hedges of the company's exposure to fluctuations in LIBOR/EURIBOR rates on investments in collateralized loan obligations.

Market Risk

The Company is exposed under these types of contracts to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in interest rates and exchange rates.

Credit Risk

The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements

The Company is subject to collateral requirements on its currency and interest rate derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or make a payment in the amount of foreign currency physically received on certain foreign denominated investments. For interest rate swaps, the Company is required to make payments based on a floating rate (LIBOR/EURIBOR) on a fixed payment date.

The currency and interest rate derivatives do not qualify for hedge accounting. As a result, the Company's currency and interest rate contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses in the Statements of Operations and Changes in Capital and Surplus until the derivative expires at which time the related unrealized amounts are recognized in Realized capital gains(losses).

The Company did not apply hedge accounting to any of its derivatives for any period in these financial statements. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the Company for the years ended December 31, 2016 and 2015.

                                                             Year ended
                                   December 31, 2016      December 31, 2016
                                 ---------------------  ---------------------
                                                                   Unrealized
                                 Outstanding             Realized   capital
                                  Notional     Fair       gains/     gains/
Derivative Financial Instrument    Amount      Value     (losses)   (losses)
-------------------------------  ----------- ---------  ---------  ----------
Swaps                            $      860  $      28  $      51  $      11
Forwards                                112         (3)        (7)        --
                                 ----------  ---------  ---------  ---------
Total                            $      972  $      25  $      44  $      11
                                 ==========  =========  =========  =========

--------------------------------------------------------------------------------
27 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


                                                           Year ended
                                  December 31, 2015    December 31, 2015
                                 -------------------  -------------------
                                                                Unrealized
                                 Outstanding          Realized   capital
                                  Notional    Fair     gains/     gains/
Derivative Financial Instrument    Amount     Value   (losses)   (losses)
-------------------------------  ----------- -------  --------  ----------
Swaps                            $    1,063  $    16  $    (12)  $    16
Forwards                                177       (3)        3        (3)
                                 ----------  -------  --------   -------
Total                            $    1,240  $    13   $    (9)  $    13
                                 ==========  =======  ========   =======

G. Other Invested Assets
--------------------------------------------------------------------------------

During 2016, 2015 and 2014, the Company recorded OTTI impairment losses on investments in joint ventures and partnerships of $66, $52, and $14, respectively.

H. Investment Income
--------------------------------------------------------------------------------

The Company had no accrued investment income receivables over 90 days past due. Investment expenses of $33, $32 and $24 were included in Net Investment Income for the years ended December 31, 2016, 2015 and 2014, respectively.

I. Restricted Assets
--------------------------------------------------------------------------------

The Company had securities deposited with regulatory authorities, as required by law, with a carrying value of $1,437 and $726 as of December 31, 2016 and 2015, respectively.

4. Fair Value of Financial Instruments
--------------------------------------------------------------------------------

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement as of December 31, 2016 and 2015:

2016                                               Level 1 Level 2 Level 3 Total
----                                               ------- ------- ------- -----
Bonds                                               $ --    $255     $66   $321
Common stocks                                         99      --      21    120
Derivative asset                                      --      29      --     29
Derivative liabilities                                --      (4)     --     (4)
Mutual funds                                           3      --      --      3
                                                    ----    ----     ---   ----
Total                                               $102    $280     $87   $469
                                                    ====    ====     ===   ====

2015                                               Level 1 Level 2 Level 3 Total
----                                               ------- ------- ------- -----
Bonds                                               $ --    $433     $56   $489
Common stocks                                         33      --      --     33
Derivative asset                                      --      22      --     22
Derivative liabilities                                --      (9)     --     (9)
                                                    ----    ----     ---   ----
Total                                               $ 33    $446     $56   $535
                                                    ====    ====     ===   ====

There were no assets carried at fair value that were transferred between Level 1 and Level 2 during 2016 and 2015.

--------------------------------------------------------------------------------
28 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

A. Fair Value Measurements in Level 3 of the Fair Value Hierarchy
--------------------------------------------------------------------------------

The following tables show the balance and activity of financial instruments classified as level 3 in the fair value hierarchy for the years ended December 31, 2016 and 2015.

                                                                              Purchases,
               Beginning                             Total gains Total gains    Sales,
               Balance at                             (losses)    (losses)    Issuances,   Balance at
               January 1,  Transfers   Transfers out included in included in Settlements, December 31,
2016              2016    into Level 3  of Level 3   Net Income    Surplus       Net          2016
----           ---------- ------------ ------------- ----------- ----------- ------------ ------------
Bonds             $56         $45          $(68)         $6          $(1)        $28          $66
Common stocks      --          --            --           2           --          19           21
                  ---         ---          ----          --          ---         ---          ---
Total             $56         $45          $(68)         $8          $(1)        $47          $87
                  ===         ===          ====          ==          ===         ===          ===

For the year ended December 31, 2016, bonds of $45 transferred into Level 3 during 2016 because of a lack of observable market data due to a decrease in market activity for these activities. Bond Balance of $68 transferred out of Level 3 because observable market data became available for these securities.

                                                                            Purchases,
             Beginning                             Total gains Total gains    Sales,
             Balance at                             (losses)    (losses)    Issuances,   Balance at
             January 1,  Transfers   Transfers out included in included in Settlements, December 31,
2015            2015    into Level 3  of Level 3   Net Income    Surplus       Net          2015
----         ---------- ------------ ------------- ----------- ----------- ------------ ------------
Bonds           $122        $71          $(124)        $ 2         $ 5         $(20)        $56
Derivatives        8         --             --          --          (4)          (4)         --
                ----        ---          -----         ---         ---         ----         ---
Total           $130        $71          $(124)        $ 2         $ 1         $(24)        $56
                ====        ===          =====         ===         ===         ====         ===

For the year ended December 31, 2015, bonds of $124 which are no longer carried at fair value, were transferred out of Level 3. Bond balances of $71 were transferred into Level 3 and carried at fair value during 2015. Prior to the transfer, the securities were Level 3 but not carried at fair value. There were no bonds or common stocks carried at fair value transferred into/out of Level 3 originating in Levels 1 or 2.

There were no derivative balances transferred into/out of Level 3 during 2015.

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments may not be reasonably available to us, balances shown below may not equal total amounts reported for such Level 3 assets.

           Fair Value at December 31,
                      2016            Valuation Technique  Unobservable Input Range (Weighted Average)
           -------------------------- -------------------- ------------------ ------------------------
Assets:
   Bonds              $40             Discounted cash flow       Yield         4.91% - 5.67% (5.29%)
                      ===             ====================       =====         =====================

--------------------------------------------------------------------------------
29 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

B. Fair Value of all Financial Instruments
--------------------------------------------------------------------------------

The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2016 and 2015:

                           Aggregate Fair                                          Not Practicable
December 31, 2016              Value      Admitted Assets Level 1 Level 2  Level 3  (Carry Value)
-----------------          -------------- --------------- ------- -------  ------- ---------------
Bonds                         $19,297         $18,853      $ --   $15,636  $3,661        $--
Common stock                      139             139        99        19      21         --
Derivatives - assets               29              29        --        29      --         --
Derivatives - liabilities          (4)             (4)       --        (4)     --         --
Mortgage loans                  1,893           1,895        --        --   1,893         --
Mutual funds                        3               3         3        --      --         --
Preferred stock                    49              49        --        49      --         --
Short term investments             14              14        11         3      --         --
                              -------         -------      ----   -------  ------        ---
Total                         $21,420         $20,978      $113   $15,732  $5,575        $--
                              =======         =======      ====   =======  ======        ===

                           Aggregate Fair                                          Not Practicable
December 31, 2015              Value      Admitted Assets Level 1 Level 2  Level 3  (Carry Value)
-----------------          -------------- --------------- ------- -------  ------- ---------------
Bonds                         $16,942         $16,339      $ --   $13,746  $3,196        $--
Common stock                       41              41        33         8      --         --
Derivatives - assets               22              22        --        22      --         --
Derivatives - liabilities          (9)             (9)       --        (9)     --         --
Mortgage loans                  1,194           1,185        --        --   1,194         --
Preferred Stocks                   33              34        --        33      --         --
Short term investments             36              36        25        11      --         --
                              -------         -------      ----   -------  ------        ---
Total                         $18,259         $17,648      $ 58   $13,811  $4,390        $--
                              =======         =======      ====   =======  ======        ===

5. Reserves for Losses and Loss Adjustment Expenses
--------------------------------------------------------------------------------

A roll forward of the Company's net reserves for losses and LAE as of December 31, 2016, 2015 and 2014, is set forth in the table below:

                                                    2016     2015     2014
                                                  -------  -------  -------
Reserves for losses and LAE, end of prior year    $13,171  $13,429  $12,445
Incurred losses and LAE related to:
   Current accident year                            4,377    3,776    3,958
   Prior accident year                              1,102    1,196      191
                                                  -------  -------  -------
   Total incurred losses and LAE                  $ 5,479  $ 4,972  $ 4,149
                                                  -------  -------  -------
Paid losses and LAE related to:
   Impact of pooling restructure transaction           --       --    1,563
   Current accident year                           (1,123)    (980)  (1,034)
   Prior accident year                             (5,317)  (4,250)  (3,694)
                                                  -------  -------  -------
   Total paid losses and LAE                       (6,440)  (5,230)  (3,165)
                                                  -------  -------  -------
Reserves for losses and LAE, end of current year  $12,210  $13,171  $13,429
                                                  =======  =======  =======

For 2016, the Company reported adverse loss and LAE net reserve development of $1,102 which includes a loss reserve discount of $152 due to accretion. The adverse development is comprised mainly of development on the Primary Workers Compensation class of business of $669, the Primary General Liability class of business of $270, the Excess Casualty class of business of $268, the Medical Malpractice class of business of $152, the Primary Commercial Auto class of business of $123, and the Programs class of business of $131. In addition, favorable prior year loss development on retrospectively rated policies was $12 as of December 31, 2016, which was offset by additional return premiums. Original estimates are adjusted as additional information becomes known regarding individual claims. As a result of the ADC, there was $514 of prior year development (net of discount) ceded to NICO. Refer to Notes 1 and 12 for further details regarding this transaction.

--------------------------------------------------------------------------------
30 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

For 2015, the Company reported adverse loss and LAE net reserve development of $1,196 which includes a loss reserve discount charge of $78 due to accretion. The adverse development is comprised of development on the Excess Casualty class of business of $457, the Primary Casualty class of business of $338, the Healthcare class of business of $143. Original estimates are increased or decreased, as additional information becomes known regarding individual claims. Included in this increase is $15 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2015, which was offset by additional premiums.

For 2014, the Company reported adverse loss and LAE net reserve development of $191, which includes a loss reserve discount benefit of $15 due to changes in the payout pattern assumptions, accretion, as well as the impact of the Combined Pooling Agreement (Note 6). The adverse development is comprised of development on the Excess Casualty class of business of $87, the National Accounts class of business of $83, the Executive Liability class of business of $69 for all other lines. $120 of favorable development from the Japan branch transfer. Original estimates are increased or decreased as additional information becomes known regarding individual claims. Included in this increase is $32 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2014, which was offset by additional premiums.

The Company's reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $242, $189 and $190 as of December 31, 2016, 2015 and 2014, respectively. The Company paid $36, $11 and $11 in the reporting period to settle 54, 236 and 190 claims related to extra contractual obligations or bad faith claims stemming from lawsuits as of December 31, 2016, 2015 and 2014, respectively.

A. Asbestos/Environmental Reserves
--------------------------------------------------------------------------------

The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1986 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

                                              Asbestos Losses    Environmental Losses
                                           --------------------  -------------------
December 31,                                2016   2015   2014   2016   2015   2014
------------                               -----  -----  ------  ----   ----   ----
   Direct -
Loss and LAE reserves, beginning of year   $ 819  $ 969  $1,186  $149   $ 97   $ 84
Impact of pooling restructure transaction    137     --      (1)   25     --      5
Incurred losses and LAE                       37    (29)   (107)   91     62     33
Calendar year paid losses and LAE           (155)  (121)   (109)  (10)   (10)   (25)
                                           -----  -----  ------  ----   ----   ----
Loss and LAE Reserves, end of year         $ 838  $ 819  $  969  $255   $149   $ 97
                                           -----  -----  ------  ----   ----   ----
   Assumed reinsurance -
Loss and LAE reserves, beginning of year   $ 264  $ 273  $  281  $ 14   $ 13   $  5
Impact of pooling restructure transaction     43     --     (41)    2     --     --
Incurred losses and LAE                        1     33     114    (1)     1      9
Calendar year paid losses and LAE            (59)   (42)    (81)   --     --     (1)
                                           -----  -----  ------  ----   ----   ----
Loss and LAE Reserves, end of year         $ 249  $ 264  $  273  $ 15   $ 14   $ 13
                                           -----  -----  ------  ----   ----   ----
   Net of reinsurance -
Loss and LAE reserves, beginning of year   $   9  $  --  $   --  $ --   $ 55   $ 51
Impact of pooling restructure transaction      2     --      --    --     --     (2)
Incurred losses and LAE                       --     --      --    --     37     18
Calendar year paid losses and LAE            (10)     9      --    --    (92)   (12)
                                           -----  -----  ------  ----   ----   ----
Loss and LAE Reserves, end of year         $   1  $   9  $   --  $ --   $ --   $ 55
                                           =====  =====  ======  ====   ====   ====

The Company estimates the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

--------------------------------------------------------------------------------
31 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Included in the above table are loss and LAE - IBNR and bulk reserves arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

                                 Loss Reserves LAE Reserves
Asbestos                         ------------- ------------
December 31,                     2016   2015   2016   2015
------------                     ----   ----   ----   ----
Direct basis:                    $444   $376   $49    $42
Assumed reinsurance basis:         68     81     8      9
Net of ceded reinsurance basis:    --      1    --     --

                                 Loss Reserves LAE Reserves
Environmental                    ------------- ------------
December 31,                     2016   2015   2016   2015
------------                     ----   ----   ----   ----
Direct basis:                    $ 90   $ 67   $39    $29
Assumed reinsurance basis:          4      2     2      1
Net of ceded reinsurance basis:    --     --    --     --

B. Loss Portfolio Transfer
--------------------------------------------------------------------------------

Effective December 2015, certain AIG affiliated insurers (collectively, the "Reinsureds", each of which is a member of the Combined Pool) entered into four loss portfolio transfer reinsurance agreements with Eaglestone. Under these agreements, the Reinsureds ceded loss portfolio transfers of certain liabilities as follows: (1) Legacy Environmental loss reserves, (2) certain "Runoff" loss reserves, (3) certain Environmental Impairment Liability loss reserves, and (4) certain Medical Malpractice loss reserves. The total consideration paid by the Reinsureds, on a funds withheld basis, was approximately $1,490, equal to the total of the subject reserves for unearned premiums, and nominal losses and loss adjustment expenses (including IBNR). Pursuant to a permitted practice approved by the Company's regulator, the Company recognized its share of the consideration paid as paid losses, rather than as ceded premiums written and earned. Following the cession, the Company recognized a reduction in discount of $13 on the assumed loss reserves associated with one of the LPT agreements.

NAIC SSAP allow for prospective accounting treatment for intercompany reinsurance agreements among companies 100% owned by a common parent provided there is no gain in surplus as a result of the transaction. Transfer of consideration in an amount equal to the statutory book value of the net reinsured liabilities ensures that there is no impact to surplus. In determining whether there was a gain in surplus as a result of the transaction, the Company excludes certain second order accounting effects, including loss reserve discounts and deferred tax effects. As a result, all of the LPT agreements are treated as prospective reinsurance by all parties to the LPTs.

Effective April 2014, the Reinsureds executed two reinsurance agreements whereby the Combined Pool ceded portfolio transfers of certain Public Entity and Occupational Accident reserves to Eaglestone. Total premiums transferred as part of this transaction were $253 (equal to total reserves transferred).

C. Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment
   Expenses
--------------------------------------------------------------------------------

The Company discounts its workers' compensation (both tabular and non-tabular) reserves.

The calculation of the Company's tabular discount is based upon the mortality table used in the 2007 US Decennial Life Table, and applying a 3.5 percent interest rate. Only case basis reserves are subject to tabular discounting. The December 31, 2016 and 2015 liabilities include $1,619 and $1,243 of such discounted reserves, respectively.

--------------------------------------------------------------------------------
32 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Tabular Reserve Discount
--------------------------------------------------------------------------------

The table below presents the amount of tabular discount applied to the Company's reserves as of December 31, 2016, 2015 and 2014.

Lines of Business                    2016 2015 2014
-----------------                    ---- ---- ----
Workers' Compensation Case Reserves  $96  $191 $187

Non-Tabular Discount
--------------------------------------------------------------------------------

The Company's non-tabular workers' compensation case reserves are discounted using the Company's own payout pattern and a 5 percent interest rate, as prescribed by NY SAP. The table below presents the amount of non-tabular discount applied to the Company's reserves as of December 31, 2016, 2015 and 2014.

Lines of Business                    2016 2015 2014
-----------------                    ---- ---- ----
Workers' Compensation Case Reserves  $159 $306 $383

6. Related Party Transactions
--------------------------------------------------------------------------------

A. Combined Pooling Agreement
--------------------------------------------------------------------------------

As described in Note 1, effective January 1, 2016, the Combined Pooling Agreement was amended and restated among the twelve member companies. In order to rebalance the capital accounts of the companies in the Combined Pool, certain participants of the Combined Pool made distributions or received contributions of capital during February 2016. C&I distributed to AIG PC US, its parent, an amount of $700, of which $158 was an extraordinary dividend and $542 was a return of capital. Subsequently, AIG PC US made a contribution to American Home in the amount of $700.

--------------------------------------------------------------------------------
33 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The following table shows the changes in assets, liabilities and surplus as a result of the 2016 Pooling Restructure Transaction:

                                                                     Amount
                                                                     ------
Assets:
   Agents' balances or uncollected premiums                          $  286
Amounts recoverable from reinsurers                                      51
   Funds held by or deposited with reinsured companies                   31
   Other insurance assets                                                37
                                                                     ------
       Total Assets                                                     405
                                                                     ------
Liabilities
   Unearned premium reserves (net)                                      521
   Reinsurance payable on paid losses and loss adjustment expenses       34
   Reserves for losses and loss adjustment expenses (net)             2,265
   Funds held by company under reinsurance treaties                     227
   Ceded reinsurance premiums payable                                    47
   Other insurance liabilities                                          140
                                                                     ------
       Total Liabilities                                             $3,234
                                                                     ------
Statement of Operations and Changes in Surplus
   Net premiums written                                              $  521
   Change in unearned premium reserves                                 (521)
                                                                     ------
   Premiums earned                                                       --
                                                                     ------
   Other underwriting expenses incurred                                  82
                                                                     ------
   Net income                                                            82
                                                                     ------
   Total change in Surplus                                               82
                                                                     ------
Net Impact                                                           $2,747
                                                                     ------
Consideration received
   Securities received                                               $   18
   Cash received                                                      2,729
                                                                     ------
Consideration Received                                               $2,747
                                                                     ------

Other underwriting expenses incurred represent the net expense allowance impact to the Company pursuant to the Combined Pooling Agreement.

The Company received a permitted practice from the domiciliary state that resulted in the reporting of consideration for the transfer of undiscounted loss reserves as paid (or negative paid) losses within losses incurred, rather than presenting such amounts within premiums written and earned. This permitted practice only relates to the inception of the pooling arrangement. As a result, the consideration paid relating to unearned premium is reflected as negative premiums written, as offset by the change in unearned premium, and the consideration relating to the transfer of undiscounted loss reserves and loss adjustment expenses was recorded as negative paid losses, as offset by the change in net losses incurred. This permitted practice had no effect upon net income or surplus for the period.

--------------------------------------------------------------------------------
34 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Statutory accounting principles allow for prospective accounting treatment for modifications to existing intercompany pooling agreements that do not result in a gain in surplus to the insurance group or to impacted companies. Transfer of both assets and the liabilities valued at statutory book value ensures that there is no impact to surplus as a result of implementing a modification to an existing pooling arrangement. Under the terms of the Combined Pooling agreement, which was approved by the individual company's Insurance Department state of domicile, all assets and liabilities were transferred at statutory book value, gross of admissibility, recoverability allowances, provisions and discount amounts. Due to the adjustment for these amounts, there were impacts to the individual companies' net income and surplus amounts, mainly due to the prescribed or permitted practices of the individual company's Insurance Department state of domicile in comparison to other states of domicile. Specifically, changes in discount resulting from the net reduction in workers' compensation reserves retained following the reduction in the Company's pooling participation were reflected as a charge to income based on the state prescribed discount rates. In addition, the Companies were compensated for any previous acquisition costs associated with unearned premium reserves that were subject to transfer, as well as certain expense reallocations that had no effect to the Combined Pool. As a result of the transaction, the Company recorded an increase/(decrease) in its Assets, Liabilities, Surplus and Net Income subsequent to the changes associated with the net consideration received (described above), yet inclusive of the change in discount, acquisition costs and expense reallocation adjustments as follows:

                                Net Admitted
Line Description                   Assets    Liabilities Surplus Net Income
----------------                ------------ ----------- ------- ----------
Change in nonadmitted assets        $--          $--      $(21)     $ --
Worker's compensation discount       --           --        83        83
Other allocations                    --           --       (20)      (14)
                                    ---          ---      ----      ----
Total                               $--          $--      $ 42      $ 69
                                    ===          ===      ====      ====

B. American International Overseas Association
--------------------------------------------------------------------------------

AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of applicable Association members, New Hampshire, American Home and National Union.

At the time of forming the Association, the member companies entered into a reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The 2016, 2015 and 2014 participation percentages for the Association pool member companies are set forth in the table below:

                                             NAIC Co. Participation
Member Company                                 Code      Percent
--------------                               -------- -------------
Combined Pool Member companies, as follows:
   National Union                             19445        78%
   New Hampshire                              23841        12%
   American Home                              19380        10%
                                              =====        ==

The Company's participation in the Association is pooled among all Pool members in proportion to their participation in the Combined Pool.

The Association's fiscal year end is November 30. Although the fiscal year end for the members of the Company is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end (and therefore on a one month lag).

--------------------------------------------------------------------------------
35 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


The Company's participation in the Association's assets and liabilities at December 31, 2016 and 2015 was as follows:

December 31,                                    2016    2015
------------                                   ------  ------
Assumed reinsurance premiums receivable        $  351  $  235
Funds held by ceding reinsurers                   155     167
Reinsurance recoverable                            60      67
Equity in underwriting pools and associations      40      12
                                               ------  ------
Total assets                                      606     481
                                               ------  ------
Loss and LAE reserves                             715     609
Unearned premium reserves                         302     276
Funds held                                         17      19
Ceded balances payable                            101      70
Assumed reinsurance payable                       176      98
Other liabilities                                  15      11
                                               ------  ------
Total liabilities                               1,326   1,083
                                               ------  ------
Total surplus (deficit)                        $ (720) $ (602)
                                               ======  ======

The Company's cash flow includes the impact of cash collected and paid by Association. The net impact of operating cash collected (paid) by Association for the year ended December 31, 2016, 2015, and 2014 was $(25), $73, and $113, respectively, which are included as part of the Equities in underwriting pools and associations on the Statement of Cash Flows.

C. Significant Transactions
--------------------------------------------------------------------------------

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2016, 2015 and 2014 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company's admitted assets as of December 31, 2016, 2015 and 2014:

                                                                 Assets                  Assets
                                                                Received               Transferred
                                                                 by the                  by the
2016                                                             Company                 Company
----                                                    ------------------------- ---------------------
                     Explanation of       Name of       Statement                 Statement
Date of Transaction   Transaction        Affiliate        Value     Description     Value   Description
-------------------  --------------   ----------------- --------- --------------- --------- -----------
                      Receivable for
                      Capital
01/25/16              Contribution(a) AIG PC US           $650      Securities      $ --            --
02/29/16              Capital         AIG PC US                     Securities                      --
                      Contribution                         700                        --
06/30/16              Dividend        AIG PC US             --          --           300    Securities
09/30/16              Dividend        AIG PC US             --                       300    Securities
Various               Sale of         The Variable                                             Cash
                      Securities      Annuity Life
                                      Insurance
                                      Company              310                       310
Various               Purchase of     American General            Securities/Cash           Securities
                      Securities      Life Insurance
                                      Company              187                       187

(a)Refer to Note 11 for more details

--------------------------------------------------------------------------------
36 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


                                                                                 Assets                Assets
                                                                                Received             Transferred
                                                                                 by the                by the
2015                                                                             Company               Company
----                                                                      --------------------- ---------------------
Date of                                                                   Statement             Statement
Transaction  Explanation of Transaction         Name of Affiliate           Value   Description   Value   Description
-----------  --------------------------  -------------------------------- --------- ----------- --------- -----------
2/2/2015     Dividend                    AIG PC US                         $   --       --        $600       Cash
3/27/2015    Purchase of securities      AIG                                  149   Securities     149       Cash
4/20/2015    Sale of securities          National Union                       180      Cash        180    Securities
5/1/2015     Purchase of securities      National Union                       171   Securities     171       Cash
5/15/2015    Sale of securities          Eaglestone                           164      Cash        164    Securities
5/15/2015    Purchase of securities      Eaglestone                           164   Securities     164       Cash
6/29/2015    Dividend                    AIG PC US                             --       --         286    Securities
6/29/2015    Dividend                    AIG PC US                             --       --          14       Cash
6/30/2015    Parent loan (a)             AIG PC US                            211      Cash         --        --
7/1/2015     Repayment of Parent loan    AIG PC US                             --       --         211       Cash
8/10/2015    Sale of securities          National Union                       244      Cash        244    Securities
8/28/2015    Dividend                    AIG PC US                             --       --         300       Cash
             Securities transferred      American General Life Insurance              Private             Securities
12/31/2015                               Company                              362     Equity       362
12/31/2015   Capital Contribution (b)    AIG PC US                            650   Receivables     --        --

(a)Refer to Note 6H for more details on the Parent loan.
(b)Refer to Note 11 for more details

                                                                                 Assets                Assets
                                                                                Received             Transferred
                                                                                 by the                by the
2014                                                                             Company               Company
----                                                                      --------------------- ---------------------
Date of                                                                   Statement             Statement
Transaction  Explanation of Transaction         Name of Affiliate           Value   Description   Value   Description
-----------  --------------------------  -------------------------------- --------- ----------- --------- -----------
1/17/2014    Capital Contribution (a)    AIG PC US                         $1,293   Securities    $ --            --
1/17/2014    Capital Contribution (a)    AIG PC US                              1      Cash         --            --
1/17/2014    Capital Changes (a)         AIG PC US                              9     In Kind       --            --
4/1/2014     Dividend (b)                AIG PC US                             --       --         234    Securities
12/19/2014   Dividend                    AIG PC US                             --       --         150          Cash
12/31/2014   Capital Contribution (c)    AIG PC US                             21     In Kind       --            --
Various      Purchase of securities      C&I                                  629   Securities     630       Various
Various      Purchase of securities      ISOP                                 648   Securities     654          Cash
Various      Purchase of securities      NHIC                                 582   Securities     585          Cash

(a)2014 Pooling Restructure Transaction
(b)Refer to Note 6D for more details on the Company's Japan Branch Conversion
(c)Refer to Note 1E, Income Taxes, for more detail

D. Restructuring Foreign Operations
--------------------------------------------------------------------------------

In 2015, as part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, AIG PC continued to restructure the foreign branch operations of the Pool members. Generally, the results of these foreign branch operations, with the exception of American Home's Japan and Argentina branches, were historically reported as part of the operations of the Association by its member companies. The U.S. member companies of the Association share their participation with the other members of the Combined Pool. Seven branches formerly consolidated through the Association were directly consolidated to their direct member owner. With the exception of Argentina, Jamaica and Dubai, the branches are subject to the Combined Pooling Agreement.

--------------------------------------------------------------------------------
37 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Purchase of SCA
--------------------------------------------------------------------------------

As part of its legal entity simplification efforts, on April 1, 2015, the Company issued a $122 promissory note to AIU as consideration for the purchase of AIG Insurance Company China Limited. AIU distributed the promissory note within the AIG group of companies, and the promissory note was returned to the Company as a capital contribution.

Japan Branch Conversion
--------------------------------------------------------------------------------

On April 1, 2014, The Company transferred substantially all the assets and liabilities of its Japan Branch to American Home Assurance Co. Ltd. ("AHJ"), a Japanese-domiciled insurance company that is 100% owned by AIG Property Casualty International ("PCI"), in exchange for 1,000 Class A shares of AHJ ("the AHJ Shares"). The AHJ Shares received by American Home were then distributed to AIG and such shares were further distributed to AIG PC and then contributed to PCI as capital contributed from AIG PC. The fair value for the AHJ shares was $234 equal to the fair value of the branch on the effective date of transfer. The remainder of the assets and liabilities were transferred on April, 26, 2016.

The following reflects the impact of American Home's Japan Branch transfer (at statement value) on American Home's statutory financial statements during 2014:

                                                       Net Impact
                                                       ----------
Assets
Cash and invested assets                                 $(895)
Agents' balances or uncollected premiums                   (34)
Reinsurance recoverable on loss payments                   (29)
Receivables from parent, subsidiaries and affiliates        (3)
Other admitted assets                                      (16)
                                                         -----
Total admitted assets                                     (977)
                                                         -----
Liabilities
Reserves for losses and LAE                               (181)
Unearned premium reserves                                 (385)
Commissions, premium taxes and other expenses payable       (9)
Reinsurance payable on paid loss and LAE                   (33)
Funds held by company under reinsurance treaties            (4)
Other liabilities                                          (83)
                                                         -----
Total liabilities                                         (695)
                                                         -----
Net assets                                               $(284)
                                                         -----
Statement of Operations
Premium written                                          $(567)
                                                         -----
Premiums earned                                           (181)
Losses incurred                                           (181)
Net realized capital gains - investment                     26
Net realized capital (losses) - foreign exchange           (39)
Net realized capital (losses) - other                      (96)
                                                         -----
Net Income / (Loss)                                       (109)
                                                         -----
Change in unrealized capital (loss)                        (26)
Change in unrealized foreign exchange                       39
Change in nonadmitted assets                                46
                                                         -----
Total change in capital and surplus                        (50)
                                                         -----
Net Impact                                                (234)
                                                         -----
Dividends to stockholder                                 $(234)
                                                         -----

The impact on net income from the transaction includes a net realized loss of $109 comprised of the difference between the statutory net assets transferred, adjusted for nonadmitted assets (primarily capitalized EDP costs) of $96, the fair value of the stock distributed, to a loss on the realization of foreign exchange net assets $39, partially offset by the gain on the sale of invested assets of $26.

--------------------------------------------------------------------------------
38 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The Company and AHJ followed a statutory notice procedure, provided for under Japanese law, to facilitate the transfer of the branch's in-force business to AHJ without the need to obtain consent from each policyholder or ceding company individually. Based on the responses received during the notice procedure, the Company and AHJ determined that eligible policyholders effectively consented to the transfer. As a result, the completion of the notice procedure resulted in complete extinguishment of American Home's obligations under insurance policies eligible for transfer under the notice procedure.

AHJ agreed to assume primary responsibility (including policy administration and claims handling) for the policies not eligible under the notice procedure (the "Excluded Policies"), and further agreed to indemnify, defend and hold harmless the Company for any costs or expense the Company incurs with respect to such policies. In addition, AIG Japan Holding Kabushiki Kaisha ("AIGJHKK"), an affiliated company which owns 100% of AHJ, has agreed to guarantee AHJ's obligations to indemnify the Company for any costs or expenses arising from the Excluded Policies after the transfer date.

As a result of AHJ's assuming primary responsibility for the Excluded Policies and the Company's determination that it is probable that the Company will not be called upon to make any payments with respect to the Excluded Policies, the Company has reduced its loss reserves on such policies to zero from the effective date of the transfer. There were approximately $18 and $32 in loss reserves on Excluded Policies recorded by AHJ as of December 31, 2016 and 2015, respectively.

E. Amounts Due to or from Related Parties
--------------------------------------------------------------------------------

At December 31, 2016 and 2015, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and related receivables are reported as nonadmitted if balances due remain outstanding more than ninety days past the due date as specified in the agreement.

As of December 31,                                   2016 2015
------------------                                   ---- ----
Balances with National Union                         $ -- $ 29
Balances with other member pool companies               1    1
Balances with other affiliates                         12  654
                                                     ---- ----
Receivable from parent, subsidiaries and affiliates  $ 13 $684
                                                     ---- ----
Balances with National Union                         $406 $ 14
Balances with other member pool companies               3    1
Balances with other affiliates                         60  190
                                                     ---- ----
Payable to parent, subsidiaries and affiliates       $469 $205
                                                     ==== ====

Federal and foreign income taxes recoverable (payable) under the Tax Sharing Agreement at December 31, 2016 and 2015 were $87 and $(5), respectively.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2016 and 2015.

--------------------------------------------------------------------------------
39 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

F. Guarantees or Contingencies for Related Parties
--------------------------------------------------------------------------------

The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies, as disclosed in Note 10.

G. Management, Service Contract and Cost Sharing Arrangements
--------------------------------------------------------------------------------

As an affiliated company of AIG, the Company utilizes centralized services from AIG and its affiliates. The Company is allocated a charge for these services, based on the amount of incremental expense associated with operating the Company as a separate legal entity. The amount of expense allocated to the Company each period was determined based on an analysis of services provided to the Company.

The following table summarizes fees incurred related to affiliates that exceeded one-half of one percent of the Company's admitted assets during 2016, 2015 and 2014:

Affiliates                                                        2016 2015 2014
----------                                                        ---- ---- ----
AIG Global Claims Services, Inc.                                  $173 $250 $265
AIG PC Global Services, Inc.*                                       --  166  153
                                                                  ---- ---- ----
   Total                                                          $173 $416 $418
                                                                  ==== ==== ====

* AIG PC Global Services, Inc. is below one-half of one percent in 2016 is presented to show prior years

In 2016, 2015 and 2014 management service costs included severance expenses pertaining to an AIG-wide initiative to centralize work streams into lower cost locations and create a more streamlined organization.

As of December 31, 2016 and 2015, short-term investments included amounts invested in the AIG Managed Money Market Fund of $3 and $11, respectively.

H. Borrowed Money
--------------------------------------------------------------------------------

The Company (among other affiliates) is a borrower under a Loan Agreement, dated December, 2014, with AIG, as lender, pursuant to which the Company may borrow funds from AIG from time to time (the "Loan Facility"). The aggregate amount of all loans that may be outstanding to the Company under the Loan Facility at a given time is $500. As of December 31, 2016, the Company had no outstanding liability. As of December 31, 2015, the Company had an outstanding liability in the amount of $30 due to AIG, which was settled in January 2016.

Principal amounts are due on the one year anniversary of the date on which the loan was made. At the option of the Company, early repayment may be made. Interest at a rate equal to LIBOR + 15bps is required to be paid annually.

Significant debt terms and covenants include the following:

.. The Company must preserve and maintain its legal existence while maintaining all rights, privileges and franchises necessary to the normal conduct of its business;

.. The Company must take, or cause to be taken, all other actions reasonably necessary or desirable to preserve and defend the rights of the Lender to payment hereunder, and to assure to the Lender the benefits hereof and;

.. The Company must not merge with or into or consolidate with any other person, sell, transfer or dispose of all or substantially all of its assets or undergo any change in the control of its voting stock unless (a) such merger or consolidation is with or into a wholly-owned subsidiary of Lender,
   (b) such sale or transfer is to a wholly-owned subsidiary of the Lender or
   (c) the Company receives the prior written authorization from the Lender.

There have been no violations of the terms and covenants associated with the debt issuance.

--------------------------------------------------------------------------------
40 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

7. Reinsurance
--------------------------------------------------------------------------------

In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize its net loss exposure to a) any single catastrophic loss event; b) to an accumulation of losses from a number of smaller events; or c) to provide greater risk diversification. In addition, the Company assumes reinsurance from other insurance companies. Based on the terms of the reinsurance contracts, a portion of expected IBNR losses will be recoverable in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are generally substantially collateralized. The Company remains liable to the extent that the reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of the reinsurers is regularly evaluated and monitored for concentration of credit risk.

The following table presents direct, assumed reinsurance and ceded reinsurance written and earned for the year ended December 31, 2016, 2015 and 2014:

Years Ended December 31,                  2016                     2015                     2014
------------------------             ------------------------ ------------------------ ------------------------
                                     Written      Earned      Written      Earned      Written      Earned
                                     -------      ------      -------      ------      -------      ------
Direct premiums                      $  715       $  481      $  576       $  378      $ (211)      $  172
Reinsurance premiums assumed:
   Affiliates                         8,658        8,182       7,714        7,503       7,799        7,460
   Non-affiliates                       311          217         109          160         134          129
                                     ------       ------      ------       ------      ------       ------
       Gross premiums                 9,684        8,880       8,399        8,041       7,722        7,761
                                     ------       ------      ------       ------      ------       ------
Reinsurance premiums ceded:
   Affiliates                         1,513        1,169       1,118          972         764          713
   Non-affiliates                     1,903        1,659       1,572        1,574       1,458        1,454
                                     ------       ------      ------       ------      ------       ------
       Net premiums                  $6,268       $6,052      $5,709       $5,495      $5,500       $5,594
                                     ======       ======      ======       ======      ======       ======
2014 Direct Written Premiums included the impact of ($726) reserve transfer due to the Japan Branch Conversion.

As of December 31, 2016 and 2015, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                    Unearned Premium Paid Losses and Reserves for Losses
                        Reserves           LAE             and LAE
                    ---------------- --------------- -------------------
December 31, 2016:
   Affiliates            $1,007           $ 64             $10,436
   Non-affiliates           700            275               7,865
                         ------           ----             -------
   Total                 $1,707           $339             $18,301
                         ======           ====             =======

December 31, 2015:
   Affiliates            $  663           $ 86             $ 9,417
   Non-affiliates           455            252               2,688
                         ------           ----             -------
   Total                 $1,118           $338             $12,105
                         ======           ====             =======

--------------------------------------------------------------------------------
41 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


A. Reinsurance Return Commission
--------------------------------------------------------------------------------

The maximum amount of return commission which would have been due to reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2016 and 2015 with the return of the unearned premium reserve is as follows:

                           Assumed Reinsurance                Ceded Reinsurance                        Net
                    --------------------------------- --------------------------------- --------------------------------
                    Premium Reserve Commission Equity Premium Reserve Commission Equity Premium Reserve Commission Equity
                    --------------- ----------------- --------------- ----------------- --------------- -----------------
December 31, 2016
   Affiliates           $4,420            $750            $1,007            $160            $3,413            $590
   All Other               139              24               700             111              (561)            (87)
                        ------            ----            ------            ----            ------            ----
Total                   $4,559            $774            $1,707            $271            $2,852            $503
                        ======            ====            ======            ====            ======            ====

December 31, 2015*
   Affiliates           $3,943            $623            $  663            $132            $3,280            $491
   All Other                45               7               455              90              (410)            (83)
                        ------            ----            ------            ----            ------            ----
Total                   $3,988            $630            $1,118            $222            $2,870            $408
                        ======            ====            ======            ====            ======            ====

* The table above has been revised to correct the assumed and ceded reinsurance commission equity balances as of December 31, 2015. Affiliate commission equity ceded and net have been adjusted by $270 and ($133), respectively. Non affiliate commission equity ceded and net have been adjusted by $185 and ($184), respectively. All other adjustments are not considered significant. There was no impact from these adjustments to the Company's asset, liability or surplus positions for the current or prior years.

B. Unsecured Reinsurance Recoverable
--------------------------------------------------------------------------------

The aggregate unsecured reinsurance balances (comprising recoverables for paid and unpaid losses and LAE and unearned premium reserves) in excess of three percent of policyholders' surplus at December 31, 2016 and 2015 with respect to an individual reinsurer, and each of such reinsurer's related group members having an unsecured aggregate reinsurance balance with the company, are as follows:

Reinsurer                                 2016    2015
---------                                ------- ------
Affiliates:
   Combined Pool (a)                     $ 9,027 $7,856
   Eaglestone                                986    903
   Other affiliates                           54     13
                                         ------- ------
   Total affiliates                       10,067  8,772
                                         ------- ------
   Swiss Reinsurance America Corp            590    397
   Munich Reinsurance Group (b)              227     --
   Berkshire Hathaway Group (b)            1,025     --
                                         ------- ------
Total Non-affiliates                       1,842    397
                                         ------- ------
   Total affiliates and non-affiliates   $11,909 $9,169
                                         ======= ======

(a)Includes intercompany pooling impact of $812 related to Unearned Premium Reserve, $8,049 related to Reserves for Losses and LAE and $23 related to Paid losses and LAE as of and for the year ended December 31, 2016, and $448, $7,240, and $27, respectively, as of and for the year ended
   December 31, 2015.
(b)Munich Reinsurance Group and Berkshire Hathaway Group were below 3% in 2015.

C. Reinsurance Recoverable in Dispute
--------------------------------------------------------------------------------

At December 31, 2016 and 2015, the aggregate of all disputed items did not exceed ten percent of capital and surplus and there were no amounts in dispute for any single reinsurer that exceeded five percent of capital and surplus. The total reinsurance recoverable balances in dispute are $86 and $78 as of December 31, 2016 and 2015, respectively.

--------------------------------------------------------------------------------
42 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

D. Reinsurance Agreements Qualifying for Reinsurer Aggregation
--------------------------------------------------------------------------------

In 2011, the Combined Pool companies entered into a loss portfolio transfer reinsurance agreement with Eaglestone, an affiliate, which provides coverage up to a limit of $5,000 for the Pool's net asbestos exposures. Effective the same date, Eaglestone retroceded the majority of this exposure to NICO, an unaffiliated company. National Indemnity provides coverage up to a limit of $3,500 for subject business covered under the agreement. National Indemnity administers claims and pursues amounts recoverable from the Combined Pool companies' reinsurers with respect to paid losses and loss adjustment expenses. To the extent that the prior reinsurers pay, the amounts are collected and retained by National Indemnity. National Indemnity maintains funds in trust for the benefit of Eaglestone under the contract; as of December 31, 2016 and 2015 the amount in trust was $3,135 and $2,768, respectively. The amount of the unexhausted limit under the National Indemnity agreement as of December 31, 2016 and 2015 was $1,353 and $1,338, respectively. The Company has accounted for its cession to Eaglestone as prospective reinsurance.

During 2015, the Combined Pool completed a commutation with Transatlantic Reinsurance Company and its subsidiaries ("Transatlantic") associated with both ceded and assumed reinsurance agreements covering the amounts due under, or in connection with, 1986 and prior reinsurance agreements and U.S. asbestos claims under 1987 and later reinsurance agreements. A total of $400 was paid by Transatlantic as a net commutation payment. A significant portion of the commuted arrangements related to asbestos losses that are subject to the retroactive reinsurance agreement with National Indemnity. Of the total consideration, Transatlantic paid $350 directly to National Indemnity pursuant to the Company's arrangement whereby National Indemnity administers the claims, bills and collects directly from reinsurers. The Combined Pool recognized a loss of $44 related to the portion of the commutation arrangement retained by the Combined Pool member companies, of which the Company's pool share was $13.

8. Income Taxes
--------------------------------------------------------------------------------

At December 31, 2016, the Company recorded gross deferred tax assets ("DTA") of $1,748. A valuation allowance was established on deferred tax assets net of liabilities of $32 as it is management's belief that certain assets will not be realized in the foreseeable future. Tax planning strategies had no impact on the determination of the net admitted DTA.

The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2016 and 2015 are as follows:

                                               12/31/2016              12/31/2015                Change
                                         ----------------------- ----------------------- ---------------------
                                         Ordinary Capital Total  Ordinary Capital Total  Ordinary Capital Total
                                         -------- ------- ------ -------- ------- ------ -------- ------- -----
Gross DTA                                 $1,556   $192   $1,748  $1,423   $166   $1,589   $133    $ 26   $159
Statutory Valuation Allowance                 --     32       32      --     --       --     --      32     32
                                          ------   ----   ------  ------   ----   ------   ----    ----   ----
Adjusted Gross DTA                         1,556    160    1,716   1,423    166    1,589    133      (6)   127
Nonadmitted DTA                              387     --      387     250     --      250    137      --    137
                                          ------   ----   ------  ------   ----   ------   ----    ----   ----
Subtotal Admitted DTA                      1,169    160    1,329   1,173    166    1,339     (4)     (6)   (10)
DTL                                          328    160      488     293    200      493     35     (40)    (5)
                                          ------   ----   ------  ------   ----   ------   ----    ----   ----
Net Admitted DTA/(DTL)                    $  841   $ --   $  841  $  880   $(34)  $  846   $(39)   $ 34   $ (5)
                                          ======   ====   ======  ======   ====   ======   ====    ====   ====

The following table shows the summary of the calculation for the net admitted DTA as of December 31, 2016 and
2015:

                                               12/31/2016              12/31/2015                Change
                                         ----------------------- ----------------------- ---------------------
                                         Ordinary Capital Total  Ordinary Capital Total  Ordinary Capital Total
                                         -------- ------- ------ -------- ------- ------ -------- ------- -----
Carried back losses that reverse in
  subsequent three calendar years         $   --   $ --   $   --  $   --   $ --   $   --   $ --    $ --   $ --
Adjusted gross DTAs realizable within
  36 months or 15 percent of statutory
  surplus (the lesser of 1 and 2 below)      841     --      841     846     --      846     (5)     --     (5)
   1. Adjusted gross DTAs realizable
     within 36 months                        966     --      966     846     --      846    120      --    120
   2. 15 percent of statutory surplus         --     --      841      --     --      869     --      --    (28)
Adjusted gross DTAs that can be offset
  against DTLs                               328    160      488     327    166      493      1      (6)    (5)
                                          ------   ----   ------  ------   ----   ------   ----    ----   ----
   Total DTA admitted as the result of
     application of SSAP 101              $1,169    160    1,329  $1,173   $166   $1,339   $ (4)   $ (6)  $(10)
                                          ======   ====   ======  ======   ====   ======   ====    ====   ====

--------------------------------------------------------------------------------
43 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


                                                                                                                  2016    2015
                                                                                                                 ------  ------
Ratio percentage used to determine recovery period and threshold limitation amount                                  362%    347%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (2) above.  $5,607  $5,795

The following table shows the components of the current income tax expense (benefit) for the periods listed:

For the years ended December 31,           2016  2015  Change
--------------------------------           ----  ----  ------
Federal income tax                         $(45) $(14)  $(31)
Foreign income tax                           11     4      7
                                           ----  ----   ----
Subtotal                                    (34)  (10)   (24)
                                           ----  ----   ----
Federal income tax on net capital gains      61    15     46
                                           ----  ----   ----
Federal and foreign income taxes incurred  $ 27  $  5   $ 22
                                           ====  ====   ====

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2016 and 2015:

                                           2016   2015  Change
                                          ------ ------ ------
Ordinary
Discounting of unpaid losses              $  309 $  294 $  15
Nonadmitted assets                            61     86   (25)
Unearned premium reserve                     304    269    35
Bad debt expense                              26     29    (3)
Net operating loss carry forward             620    399   221
Foreign tax credit carry forwards             57     51     6
Deferred tax on foreign operations            --      1    (1)
Investments                                   78    261  (183)
Mortgage Contingency Reserve                  23      8    15
Intangible Assets                             21     --    21
Other temporary difference                    57     25    32
                                          ------ ------ -----
Subtotal                                   1,556  1,423   133
Nonadmitted                                  387    250   137
                                          ------ ------ -----
Admitted ordinary deferred tax assets     $1,169 $1,173 $  (4)
                                          ------ ------ -----
Capital
Investments                               $  181 $  146 $  35
Unrealized capital losses                     11     19    (8)
Deferred loss on branch conversions           --      1    (1)
                                          ------ ------ -----
Subtotal                                     192    166    26
                                          ------ ------ -----
Statutory valuation allowance adjustment      32     --    32
                                          ------ ------ -----
Admitted capital deferred tax assets         160    166    (6)
                                          ------ ------ -----
Admitted deferred tax assets              $1,329 $1,339 $ (10)
                                          ====== ====== =====

--------------------------------------------------------------------------------
44 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2016 and 2015:

                                       2016 2015 Change
                                       ---- ---- ------
Ordinary
Investments                            $124 $271 $(147)
Intangible Assets                        14   --    14
Deferred Reinsurance Gain               180   --   180
Other temporary differences              10   22   (12)
                                       ---- ---- -----
Subtotal                               $328 $293 $  35
                                       ---- ---- -----
Capital
Investments                            $ 65 $ 81 $ (16)
Unrealized capital gains                 94  119   (25)
Deferred Impact of branch conversions     1   --     1
                                       ---- ---- -----
Subtotal                                160  200   (40)
                                       ---- ---- -----
Deferred tax liabilities                488  493    (5)
                                       ---- ---- -----
Net deferred tax assets/liabilities    $841 $846 $  (5)
                                       ==== ==== =====

The change in net deferred tax assets is comprised of the following:

                                                              2016    2015   Change
                                                             ------  ------  ------
Adjusted gross deferred tax assets                           $1,716  $1,589   $127
Total deferred tax liabilities                                 (488)   (493)     5
                                                             ------  ------   ----
Net deferred tax assets/ (liabilities)                        1,228   1,096    132
Deferred tax assets/(liabilities) - SSAP 3                                      (2)
Deferred tax assets/(liabilities) - unrealized                                  16
                                                                              ----
Total change in net deferred tax                                              $118
                                                                              ====
Change in deferred tax - current year                                          112
Change in deferred tax - current year - other surplus items                      6
                                                                              ----
Change in deferred tax - current year - total                                 $118
                                                                              ====

The following table shows the components of opening surplus adjustments upon current and deferred taxes for the year ended December 31, 2016

                                        Current Deferred Total
                                        ------- -------- -----
SSAP 3 impact:
SSAP 3 - general items                    $(6)    $ 15   $  9
SSAP 3 - unrealized gain/loss              --      (17)   (17)
                                          ---     ----   ----
Subtotal impact to tax admitted assets     (6)      (2)    (8)
SSAP 3 - nonadmitted impact                 6       29     35
                                          ---     ----   ----
Total SSAP 3 impact                       $--     $ 27   $ 27
                                          ===     ====   ====

--------------------------------------------------------------------------------
45 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents a reconciliation of such differences in arriving at total taxes related to the Company for the years ended December 31, 2016, 2015 and 2014:

                                                                        2016                  2015                  2014
                                                                  --------------------  --------------------  -------------------
Description                                                       Amount   Tax Effect   Amount   Tax Effect   Amount   Tax Effect
-----------                                                       ------   ----------   ------   ----------   ------   ----------
Net Income Before Federal Income Taxes and Capital Gains Taxes    $(216)     $ (76)     $ (70)      $(24)     $ 838       $293
Book to Tax Adjustments:
Tax Exempt Income, net of proration                                (118)       (41)      (124)       (43)      (171)       (60)
Transfer Pricing                                                     (5)        (2)       (35)       (12)       (31)       (11)
Stock Options And Other Compensation                                 --         --         --         --         20          7
Change in Nonadmitted Assets                                         19          7         25          9        165         58
Change in Tax Position                                               --         17         --          1         --         --
Statutory Valuation Allowance                                        --         32
Return to Provision                                                  --         (7)        --         (1)        --          3
Reversal of Book/Tax Difference on Share Distribution                --         --         --         --        119         42
Change in contingency reserve                                       (44)       (15)       (22)        (8)        --         --
Other                                                                 2         --          2          3          7          3
                                                                  -----      -----      -----       ----      -----       ----
Total Book to Tax Adjustments                                      (146)        (9)      (154)       (51)       109         42
                                                                  -----      -----      -----       ----      -----       ----
Total Income Tax                                                  $(362)     $ (85)     $(224)      $(75)     $ 947       $335
                                                                  =====      =====      =====       ====      =====       ====
Federal and Foreign Income Taxes Incurred                            --        (34)        --        (10)        --        (23)
Federal Income Tax on Net Capital Gains                              --         61         --         15         --         53
Change in Net Deferred Income Taxes                                  --       (118)        --        (80)        --        391
Less: Change in Deferred Tax--Other Surplus Items                    --          6         --         --         --        (86)
                                                                  -----      -----      -----       ----      -----       ----
Total Income Tax                                                  $  --      $ (85)     $  --       $(75)     $  --       $335
                                                                  =====      =====      =====       ====      =====       ====

For the year ended December 31, 2014, the table above includes $42 of tax effected adjustments reflecting the different treatment for book and tax purposes of the distribution of the AHJ's assets and liabilities as detailed in Note 6.

Operating loss and tax credit carry forwards

At December 31, 2016, the Company had net operating loss carry forwards originating during the years 2010 to 2016 and
  expiring through 2036 of:                                                                                               $1,770
At December 31, 2016, the Company had no capital loss carry forwards.                                                     $   --
At December 31, 2016, the Company had no AMT credit carry forwards.                                                       $   --
At December 31, 2016, the Company had foreign tax credits originating during the years 2009 to 2016 and expiring through
  2026 of:                                                                                                                $   57

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2016. The Company does not believe that the liability related to any federal or foreign tax loss contingencies will significantly change within the next 12 months. A reasonable estimate of such change cannot be made at this time.

As of December 31, 2016, the Company recorded gross receivables related to tax return errors and omissions in the amount of $185K, all of which were nonadmitted. As of December 31, 2016, there was a $15 liability related to uncertain tax positions.

The U.S is the only major tax jurisdiction of the Company, and as of December 31, 2016, the tax years from 2000 to 2015 remain open.

The following table lists those companies that form part of the 2016 AIG consolidated federal income tax return:

--------------------------------------------------------------------------------
46 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Company                            Company                Company                 Company                  Company
--------------------------- ---------------------- ---------------------- ------------------------ -----------------------
245 LGC Hotel Owner         A.I. Credit Consumer   A.I. Credit Corp.      ABI Holdings LLC         AGC Life Insurance
LLC                         Discount Company                                                       Company
AGLIC GRE Harrison          AH Land 1470           AH SubGP 1000          AH SubGP 1007            AH SubGP 1008 Castle
Investor, LLC               Palmetto, LLC          Woodwind Lakes, LLC    Highland Meadow,         Highlands, LLC
                                                                          LLC
AH SubGP 1020               AH SubGP 1045          AH SubGP 1098 Green    AH SubGP 1120 Camp       AH SubGP 1122
Collingham, LLC             Montgomery, LLC        Pines, LLC             Verde, LLC               English Oaks, LLC
AH SubGP 1158 Flat Iron,    AH SubGP 1167          AH SubGP 1199          AH SubGP 1207 Park       AH SubGP 1210
LLC                         Steeplechase, LLC      Rancho Del Sol, LLC    Place, LLC               Geronimo, LLC
AH SubGP 1211 Mision        AH SubGP 1212          AH SubGP 1248 North    AH SubGP 1263 West       AH SubGP 1384
Del Valle, LLC              Painted Desert, LLC    Vista, LLC             Virginia, LLC            Woodglen, LLC
AH SubGP 1422 Gardens       AH SubGP 1470          AH SubGP 1535          AH SubGP 1548            AH SubGP 1551
at Stafford, LLC            Palmetto, LLC          Hunter's Run, LLC      Walnut, LLC              Spanish Creek, LLC
AH SubGP 1597               AH SubGP 1600          AH SubGP 1631          AH SubGP 1661            AH SubGP 1694
Broadmoor, LLC              Rainer, LLC            Broadway, LLC          Woodchase, LLC           Sonoma, LLC
AH SubGP 206 West           AH SubGP 245           AH SubGP 348 River     AH SubGP 39              AH SubGP 479 Sunrise,
Park, LLC                   Garland, LLC           Run, LLC               Wellington Place, LLC    LLC
AH SubGP 503 Southgate      AH SubGP 516           AH SubGP 585 St.       AH SubGP 592             AH SubGP 706 River
II, LLC                     Merrilltown, LLC       Clair, LLC             Waterford at Summit      Run II, LLC
                                                                          View, LLC
AH SubGP 716 Villas of      AH SubGP 785           AH SubGP 787 North     AH SubGP 821 San         AH SubGP 835
Mission Bend, LLC           Mayfield, LLC          Knoll, LLC             Luis Bay, LLC            Whispering, LLC
AH SubGP 914 Grand          AH SubGP 919 MS        AH SubGP 929           AH SubGP 935 Dunlop      AH SubGP 936
Pointe II, LLC              Loveland, LLC          Collinwood, LLC        farms, LLC               Emmaus, LLC
AH SubGP 943                AH SubGP 997 Maxey,    AH SubGP GAG           AH SubGP MDL, LLC        AHAC GRE Harrison
Southcreek, LLC             LLC                    Gandolf, LLC                                    Investor, LLC
AICCO, Inc. [Delaware]      AIG Advisor Group,     AIG Aerospace          AIG Aerospace            AIG Asset Management
                            Inc.                   Adjustment Services,   Insurance Services, Inc. (U.S.), LLC
                                                   Inc.
AIG Assurance Company       AIG BG Holdings LLC    AIG Brazil Holding I,  AIG Brazil Holding II,   AIG Capital
                                                   LLC                    LLC                      Corporation
AIG Capital Services, Inc.  AIG Castle Holdings II AIG Castle Holdings    AIG Central Europe &     AIG Century
                            LLC                    LLC                    CIS Insurance Holdings   Verwaltungsgesellschaft
                                                                          Corporation              mbH
AIG Claims, Inc.            AIG Commercial         AIG Commercial         AIG Consumer Finance     AIG Credit (Europe)
                            Equipment Finance      Equipment Finance,     Group, Inc.              Corporation
                            Company, Canada        Inc.
AIG Credit Corp.            AIG Direct Insurance   AIG Employee           AIG Equipment            AIG Europe Holdings
                            Services, Inc.         Services, Inc.         Finance Holdings, Inc.   Limited
AIG FCOE, Inc.              AIG Federal Savings    AIG Financial Advisor  AIG Financial Products   AIG G5, Inc.
                            Bank                   Services, Inc.         Corp.
AIG Global Asset            AIG Global Capital     AIG Global Real Estate AIG Global Real Estate   AIG Global Real Estate
Management Holdings         Markets Securities,    Investment (Europe)    Investment Corp.         Investment de Mexico,
Corp.                       LLC                    Limited                                         S. de R.L. de C.V.
AIG GLOC Holdings           AIG Holdings Europe    AIG Home Loan 1,       AIG Home Loan 2,         AIG Home Loan 3,
Corporation                 Limited                LLC                    LLC                      LLC
AIG Home Loan 4, LLC        AIG Home Loan 5,       AIG Insurance          AIG International Inc.   AIG Kirkwood, Inc.
                            LLC                    Management Services,
                                                   Inc.
AIG Korean Real Estate      AIG Latin America      AIG Latin America      AIG Latin America        AIG Life Holdings, Inc.
Development YH              Holdings LLC           Investments, LLC       Investments, LLC
                                                                          Agencia en Chile
AIG Life of Bermuda,        AIG Lodging            AIG Markets, Inc.      AIG Matched Funding      AIG Matched
Ltd.                        Opportunities, Inc.                           Corp.                    Investment Program
AIG MEA Investments         AIG MEA Investments    AIG MEA Investments    AIG Mortgage Capital,    AIG North America,
and Services, Inc.          and Services, Inc.     and Services, LLC      LLC                      Inc.
                            [Dubai Airport Free
                            Zone]

--------------------------------------------------------------------------------
47 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Company                           Company                Company                Company                 Company
-------------------------- ---------------------- ---------------------- ---------------------- -----------------------
AIG Offshore Systems       AIG PC European        AIG PC Global          AIG PC Global          AIG Portfolio Solutions
Services, Inc.             Insurance Investments  Services, Inc.         Services, Inc. United  LLC
                           Inc.                                          Kingdom branch
AIG Procurement            AIG Property Casualty  AIG Property Casualty  AIG Property Casualty  AIG Property Casualty
Services, Inc.             Company                Europe Financing       Inc.                   International, LLC
                                                  Limited
AIG Property Casualty      AIG Real Estate        AIG Realty, Inc.       AIG Relocation, Inc.   AIG S1, Inc.
U.S., Inc.                 Investment &
                           Management Co. (P.R.),
                           Inc.
AIG Securities Lending     AIG Service            AIG Shared Services    AIG Shared Services    AIG Shared Services
Corp.                      Department             Corporation            Corporation--          Corporation
                                                                         Management Services    (Philippines Branch)
AIG Specialty Insurance    AIG Spring Ridge I,    AIG Structured         AIG Technologies, Inc. AIG Trading Group Inc.
Company                    Inc.                   Mortgage Insurance
                                                  Company
AIG Travel Assist, Inc.    AIG Travel EMEA        AIG Travel Europe      AIG Travel Insurance   AIG Travel, Inc.
                           Limited                Limited                Agency, Inc.
AIG United Guaranty        AIG United Guaranty,   AIG Warranty Services  AIG Warranty Services, AIG WarrantyGuard,
Agenzia Di Assicurazione   Sociedad Limitada      of Florida, Inc.       Inc.                   Inc.
S.R.L.
AIG.COM, Inc.              AIG-FP Capital         AIG-FP Capital         AIG-FP Matched         AIG-FP Pinestead
                           Funding Corp.          Preservation Corp.     Funding Corp.          Holdings Corp.
AIG-FP Private Funding     AIG-FP Structured      AIGGRE 251 West        AIGGRE 401 Hennepin    AIGGRE 520 Eola
(Cayman) Limited           Finance (Cayman)       30th Street Investor   Investor LLC           Investor LLC
                           Limited                LLC
AIGGRE 5th and Summit      AIGGRE 6037 Investor   AIGGRE 950 Second      AIGGRE Beachwalk       AIGGRE Bellevue II
Investor LLC               LLC                    Investor, LLC          Investor LLC           Investor LLC
AIGGRE Bellevue            AIGGRE Bonita          AIGGRE Bridges/        AIGGRE Carrollton      AIGGRE Cherry Creek
Investor, LLC              Springs Investor LLC   Angeline Investor, LLC Investor LLC           Investor, LLC
AIGGRE City Center         AIGGRE Clarity Pointe  AIGGRE Clarity Pointe  AIGGRE Clarity Pointe  AIGGRE Columbia
Investor LLC               Investor LLC           Platform LLC           Tallahassee Investor   Hotel Investor LLC
                                                                         LLC
AIGGRE Columbia Pike,      AIGGRE Consolidated    AIGGRE Corte           AIGGRE Crescent        AIGGRE D36 Investor
LLC                        Retail Holdco LLC      Madera, LLC            Bellevue Investor LLC  LLC
AIGGRE DC Ballpark         AIGGRE Dunwoody        AIGGRE Edgewater       AIGGRE Emerald Bay     AIGGRE EOLA, LLC
Investor, LLC              Investor, LLC          Investor LLC           Club Investor LLC
AIGGRE Fairfax, LLC        AIGGRE Fairways        AIGGRE Forest City     AIGGRE Gainesville     AIGGRE Gardens
                           Investor LLC           West Village Investor, West 38 Investor LLC   Investor, LLC
                                                  LLC
AIGGRE GT Assisted         AIGGRE Hazel Dell      AIGGRE Hill7 Investor  AIGGRE Hyde Park,      AIGGRE Island Club
Living Investor, LLC       Investor LLC           LLC                    LLC                    Investor LLC
AIGGRE King's Crossing     AIGGRE Lake Norman     AIGGRE Lane Field      AIGGRE Laurel Towne    AIGGRE Lexington
Investor LLC               Investor LLC           Investor LLC           Centre Investor LLC    Hotel Investor LLC
AIGGRE LSU Baton           AIGGRE Maple, LLC      AIGGRE Market Street   AIGGRE Market Street   AIGGRE Menai
Rouge, LLC                                        II LLC                 LLC                    Investments Holdco
                                                                                                LLC
AIGGRE Metro Place,        AIGGRE MXIP-OD l       AIGGRE MXIP-OD ll      AIGGRE MXIP-OD, S.     AIGGRE Mystic, LLC
LLC                        LLC                    LLC                    de R.L. de C.V.
AIGGRE Naples Investor     AIGGRE Nashville       AIGGRE North Central   AIGGRE Oakland         AIGGRE Park Central
LLC                        Hotel Investor LLC     Investor LLC           Investor LLC           II Investor LLC
AIGGRE Park Central,       AIGGRE Peachtree,      AIGGRE Pearl Block     AIGGRE Rancho          AIGGRE Redmond
LLC                        LLC                    136 Investor LLC       Dominguez Investor     Investor, LLC
                                                                         LLC
AIGGRE Retail Investor I,  AIGGRE Retail          AIGGRE Ritz Block      AIGGRE Riverfront,     AIGGRE Riverhouse
LLC                        Investor II, LLC       Investor LLC           LLC                    Investor LLC
AIGGRE Solana Olde         AIGGRE St. Simons      AIGGRE ST. Tropez      AIGGRE Tampa           AIGGRE Tampa
Town Investor LLC          Investor LLC           Investor LLC           Parkland GP, LLC       Parkland, LLC
AIGGRE Toringdon           AIGGRE Torrance II     AIGGRE Torrance,       AIGGRE Uptown          AIGGRE Vantage Point
Investor LLC               LLC                    LLC                    Village Investor LLC   Investor LLC

--------------------------------------------------------------------------------
48 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Company                           Company                 Company                 Company                 Company
------------------------- ----------------------- ------------------------ ---------------------- -----------------------
AIGGRE Vista, LLC         AIGGRE Williamsburg     AIGGRE Windy Ridge       AIU Insurance          AIUH LLC
                          LLC                     Investor LLC             Company
Akita, Inc.               Alabaster Capital LLC   AM Holdings LLC          Ambler Holding Corp.   American Athletic
                                                                                                  Club, Inc.
American Collector's      American General        American General         American General       American General
Insurance LLC             Annuity Service         Assignment               Assignment             Insurance Agency, Inc.
                          Corporation             Corporation              Corporation of New
                                                                           York
American General Life     American General Life   American General         American Home          American International
Insurance Company         Services Company,       Realty Investment        Assurance Company      Facilities Management,
                          LLC                     Corporation                                     Inc.
American International    American International  American International   American International Applewood Funding
Facilities Management,    Group, Inc.             Realty Corporation       Reinsurance Company,   Corp.
LLC                                                                        Ltd.
Attorneys & Professional  Barnegat Funding Corp.  Blackbird Investments    Blackcap Investments   Bluewood Investments
Insurance Services, Inc.                          LLC                      LLC                    LLC
Branch Retail Partners    C&I UK Investments      CAP Investor 1, LLC      CAP Investor 10, LLC   CAP Investor 2, LLC
Consolidated, L.P.        Ltd.
CAP Investor 4, LLC       CAP Investor 5, LLC     Care Providers           Castle 2003-1 Trust    Castle 2003-2 Trust
                                                  Insurance Services,
                                                  LLC
CEF Lease Holding, LLC    Charleston Bay SAHP     Chartis Excess Limited   Chartis Iraq, Inc.     Cherrywood
                          Corp.                                                                   Investments LLC
Commerce and Industry     Connective Mortgage     Crossings SAHP Corp.     Curzon Funding         Curzon Funding LLC
Insurance Company         Advisory Company                                 Limited
Curzon Street Funding     Deerfield Gillete, LLC  Design Professionals     DIL/SAHP Corp.         Eaglestone Reinsurance
Limited                                           Association Risk                                Company
                                                  Purchasing Group, Inc.
Eastcheap Investments     Eastgreen, Inc.         ESPL Corp. (formerly     F 2000, Inc.           Financial Service
(Cayman) Limited                                  E.L.M. Insurance                                Corporation
                                                  Brokers Inc.)
First Principles Capital  Fischbach L.L.C.        Flamebright Investment   Forest SAHP Corp.      FQA Master Tenant
Management, LLC                                   Limited                                         MM, LLC
FQA, LLC                  French Quarter          FSC Agency, Inc.         FSC Securities         Global Loss Prevention,
                          Apartments Manager,                              Corporation            Inc.
                          LLC
Global Loss Prevention,   Grand Savannah SAHP     Granite State Insurance  Graphite Management    Health Direct, Inc.
Inc. [Canada]             Corp.                   Company                  LLC
HPIS Limited              HPSC Hotel Owner        Illinois National        Innovative Risk        Inspiration Lane LLC
                          LLC                     Insurance Co.            Management, Inc.
Knickerbocker             Lavastone Capital LLC   Lexington Insurance      Livetravel, Inc.       Lower Makefield
Corporation                                       Company                                         Investor LLC
LSTREET I, LLC            LSTREET II, LLC         Macori, Inc. [Delaware]  Macori, Inc. [Texas]   Maksin Management
                                                                                                  Corp.
Managed Care Concepts     Max Bingo Investments   Medical Excess           Medical Excess LLC     Metropolis I, LLC
of Delaware, Inc.         Limited                 Insurance Services, Inc.
Metropolis II, LLC        MG Reinsurance          MIP Mezzanine, LLC       MIP PE Holdings, LLC   Morefar Marketing, Inc.
                          Limited
Mt. Mansfield Company,    National Union Fire     National Union Fire      NCCAP Investor 18,     NCCAP Investor 19,
Inc.                      Insurance Company Of    Insurance Company Of     LLC                    LLC
                          Pittsburgh              Vermont
New Hampshire Insurance   Nightingale Finance     Nightingale Finance      NSM Holdings, Inc.     NSM Insurance Group,
Company                   Limited                 LLC                                             LLC
NSM Investments, Inc.     OHCAP Investor 12,      Orangewood               Peachwood, LLC         Pearce & Pearce, Inc.
                          LLC                     Investments LLC
Persimmon LLC             Pine Street Real Estate Plumwood, LLC            Prairie SAHP Corp.     Quartz Holdings LLC
                          Holdings Corp.
Raptor Funding Corp.      Rialto Melbourne        Risk Specialists         Rokland Limited        Royal Alliance
                          Investor LLC            Companies Insurance                             Associates, Inc.
                                                  Agency, Inc.

--------------------------------------------------------------------------------
49 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Company                          Company                Company               Company                Company
------------------------- ---------------------- --------------------- ---------------------- ----------------------
SA Affordable Housing,    SA Investment Group,   SAAHP GP Corp.        SAFG Retirement        SagePoint Financial,
LLC                       Inc.                                         Services, Inc.         Inc.
SAHP NCCAP 18, LLC        SAHP NCCAP 19, LLC     SAI Deferred          Sandstone (2016) Ltd.  SCSP Corp.
                                                 Compensation
                                                 Holdings, Inc.
Service Net Retail        Service Net Solutions  Service Net Warranty, Seventh Street Funding Slate Capital LLC
Solutions, LLC            of Florida, LLC        LLC                   LLC
SN Warranty, LLC          SNW Insurance          SPIA I LLC            Spicer Energy LLC      Spicer Holding Corp.
                          Agency, LLC
Spruce Peak Realty, LLC   Stoneland Limited      Stowe Mountain        SubGen NT, Inc.        SunAmerica Affordable
                                                 Holdings, Inc.                               Housing Partners, Inc.
SunAmerica Asset          SunAmerica Fund        SunAmerica Fund       SunAmerica Life        SunAmerica Retirement
Management, LLC           Assets, LLC            Services, Inc.        Reinsurance Company    Markets, Inc.
The Insurance Company     The United States Life The Variable Annuity  Travel Guard Americas  Travel Guard Group,
of the State of           Insurance Company in   Life Insurance        LLC                    Inc.
Pennsylvania              the City of NY         Company
U G Corporation           UG Shared Services,    United Guaranty       United Guaranty Corp.  United Guaranty
                          Inc.                   Commercial Insurance                         Corporation
                                                 Company of North
                                                 Carolina
United Guaranty Credit    United Guaranty        United Guaranty       United Guaranty        United Guaranty
Insurance Company         Insurance Company      Mortgage Indemnity    Mortgage Insurance     Mortgage Insurance
                                                 Company               Company                Company of North
                                                                                              Carolina
United Guaranty Partners  United Guaranty        United Guaranty       United Guaranty        VALIC Financial
Insurance Company         Residential Insurance  Residential Insurance Services, Inc.         Advisors, Inc.
                          Company                Company of North
                                                 Carolina
VALIC Retirement          Vision2020 Wealth      Webatuck Corp.        Woodbury Financial     Yellowwood
Services Company          Management Corp.                             Services, Inc.         Investments LLC

9. Capital and Surplus and Dividend Restrictions
--------------------------------------------------------------------------------

A. Dividend Restrictions
--------------------------------------------------------------------------------

Under New York law, the Company may pay cash dividends only from Unassigned surplus determined on a statutory basis.

New York domiciled companies are restricted (on the basis of the lower of 10 percent of statutory earned surplus as defined in NY Insurance Law section 4105, adjusted for special surplus items, as of the last statement on file with the Superintendent, or 100 percent of adjusted net investment income for the preceding thirty-six month period ended as of the last statement on file with the Superintendent) as to the amount of dividends they may declare or pay in any twelve-month period without the prior approval of the NY DFS. The maximum dividend amount the Company can pay in 2017, as of December 31, 2016 is $0.

Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholders.

--------------------------------------------------------------------------------
50 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The Company paid the following dividends during 2016 and 2015:

  2016                                State approval
---------                          ---------------------
Date paid Amount Type of Dividend  Required   Obtained
--------- ------ ----------------  -------- ------------
6/30/2016 $  300    Ordinary         No     Not Required
9/30/2016    300    Ordinary         No     Not Required
          ------
  Total   $  600
          ======

  2015                                State approval
---------                          ---------------------
Date paid Amount Type of Dividend  Required   Obtained
--------- ------ ----------------  -------- ------------
2/2/2015  $  600  Extraordinary      Yes        Yes
6/29/2015    300  Extraordinary      Yes        Yes
8/28/2015    300  Extraordinary      Yes        Yes
          ------
  Total   $1,200
          ======

B. Capital & Surplus
--------------------------------------------------------------------------------

Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned surplus at December 31, 2016 and 2015 represented or reduced by each item below is as follows:

                                                   As Adjusted*
Years Ended December 31,                     2016      2015      2015
------------------------                    -----  ------------ -----
Unrealized gains and losses (net of taxes)  $  20     $  66     $  13
Nonadmitted asset values                     (562)     (406)     (452)
Provision for reinsurance                     (37)      (34)      (34)

*  As Adjusted includes SSAP 3 prior year adjustments

The Company exceeded minimum RBC requirements at both December 31, 2016 and 2015.

10.Contingencies
--------------------------------------------------------------------------------

A. Legal Proceedings
--------------------------------------------------------------------------------

The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

Other legal proceedings include the following:

Workers' Compensation Residual Market Assessment: In April 2007, the National Association of Insurance Commissioners (NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers' Compensation Residual Market Assessment portion of the settlement between AIG, the Office of the New York Attorney General, and the New York State Department of Insurance. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers' compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination were Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to certain AIG entities' writing and reporting of workers compensation insurance between 1985 and 1996.

--------------------------------------------------------------------------------
51 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

On December 17, 2010, AIG and the lead states reached an agreement to settle all regulatory liabilities arising out of the subjects of the multistate examination. This regulatory settlement agreement, which was agreed to by all 50 states and the District of Columbia, included, among other terms, (i) AIG's payment of $100 in regulatory fines and penalties; (ii) AIG's payment of $46.5 in outstanding premium taxes and assessments; (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulations governing the setting of workers' compensation insurance premium rates and the reporting of workers compensation premiums; and (iv) AIG's agreement to pay up to $150 in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. In furtherance of the compliance plan, the agreement provided for a monitoring period from May 29, 2012 to May 29, 2014 leading up to a compliance plan examination. After the close of the monitoring period, as part of preparation for the actual conduct of the compliance plan examination, on or about October 1, 2014, AIG and the lead states agreed upon corrective action plans to address particular issues identified during the monitoring period. The compliance plan examination is ongoing. There can be no assurance that the result of the compliance plan examination will not result in a fine, have a material adverse effect on AIG's ongoing operations or lead to civil litigation.

Accident and Health: In connection with the previously disclosed multi-state examination of certain accident and health products, including travel products, issued by National Union, AIG PC, on behalf of itself, National Union, and certain of AIG PC's insurance and non-insurance companies (collectively, the parties) entered into a Regulatory Settlement Agreement with regulators from 50 U.S. jurisdictions effective November 29, 2012. Under the agreement, and without admitting any liability for the issues raised in the examination, the parties (i) paid a civil penalty of $50, (ii) entered into a corrective action plan describing agreed-upon specific steps and standards for evaluating the parties' ongoing compliance with laws and regulations governing the issues identified in the examination, and (iii) agreed to pay a contingent fine in the event that the parties fail to satisfy certain terms of the corrective action plan. On April 29, 2016, National Union and other AIG companies achieved a settlement in principle of civil litigation relating to the conduct of their accident and health business, subject to formal documentation and court approval. The parties have accrued their current estimate of loss with respect to this settlement. On May 23, 2016, the managing lead state in the multi-state examination ordered that the companies subject to the Regulatory Settlement Agreement have "complied with the terms" of the Regulatory Settlement Agreement and that no contingent fine or civil penalty would be due.

Other Proceedings: AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. Leases
--------------------------------------------------------------------------------

Lease expenses are allocated to the Company based upon the percentage of space occupied with the final share of cost based upon its percentage participation in the Combined Pool.

C. Other Commitments
--------------------------------------------------------------------------------

As part of its hedge fund, private equity and real estate equity portfolio investments, as of December 31, 2016, the Company may be called upon for additional capital investments of up to $986.

D. Guarantees
--------------------------------------------------------------------------------

The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

--------------------------------------------------------------------------------
52 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

The following schedule sets forth the effective and termination dates (agreements with guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2016:

                                                     Policyholder                                 Policyholders'
                                                     Obligations @ Invested Assets Estimated Loss    Surplus
Guaranteed Company               Issued   Terminated  12/31/2016    @ 12/31/2016    @ 12/31/2016    12/31/2016
------------------             ---------- ---------- ------------- --------------- -------------- --------------
21st Century Advantage
  Insurance Company (f/k/a
  AIG Advantage Insurance
  Company )                    12/15/1997  8/31/2009    $     1       $     27          $--          $    29
21st Century North America
  Insurance Company (f/k/a
  American International
  Insurance Company )           11/5/1997  8/31/2009         17            558           --              564
21st Century Pinnacle
  Insurance Company (f/k/a
  American International
  Insurance Company of New
  Jersey)                      12/15/1997  8/31/2009          3             42           --               42
21st Century Superior
  Insurance Company (f/k/a
  American International
  Insurance Company of
  California, Inc.)            12/15/1997  8/31/2009         --             31           --               31
AIG Edison Life Insurance
  Company (f/k/a GE Edison
  Life Insurance Company)       8/29/2003  3/31/2011      6,653         85,200           --            2,129
American General Life and
  Accident Insurance Company *   3/3/2003  9/30/2010      1,489        167,547           --            9,001
American General Life
  Insurance Company *            3/3/2003 12/29/2006      8,047        167,547           --            9,001
American International
  Assurance Company
  (Australia) Limited ("AIA")
  **                            11/1/2002 10/31/2010        443          1,799           --              574
Chartis Europe, S.A. (f/k/a
  AIG Europe, S.A.) *           9/15/1998 12/31/2012      3,965         12,991           --            4,969
Chartis Seguros Mexico SA
  (f/k/a AIG Mexico Seguros
  Interamericana, S.A. de
  C.V.) *                      12/15/1997  3/31/2015        208            143           --               75
Chartis UK (f/k/a Landmark
  Insurance Company, Limited
  (UK)) *                        3/2/1998 11/30/2007        181         12,991           --            4,969
Farmers Insurance Hawaii
  (f/k/a AIG Hawaii Insurance
  Company, Inc.)                11/5/1997  8/31/2009         --            104           --               94
Lloyd's Syndicate 1414 (Ascot
  Corporate Name)               1/20/2005 10/31/2007         25            484           --               48
SunAmerica Annuity and Life
  Assurance Company (Anchor
  National Life Insurance
  Company) *                     1/4/1999 12/29/2006      1,148        167,547           --            9,001
SunAmerica Life Insurance
  Company *                      1/4/1999 12/29/2006      2,665        167,547           --            9,001
The United States Life
  Insurance Company in the
  City of New York               3/3/2003  4/30/2010      1,091         27,960           --            1,837
The Variable Annuity Life
  Insurance                      3/3/2003 12/29/2006      4,661         75,842           --            2,388
                                                        -------       --------          ---          -------
Total                                                   $30,597       $888,360          $--          $53,753
                                                        =======       ========          ===          =======

*  Current affiliates
** AIA was formerly as subsidiary of AIG, Inc. In previous years AIA provided the direct policyholder obligations as of each year end. However, starting in 2014 AIA declined to provide financial information related to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholder obligations and were in a positive surplus position. Such amounts continue to remain the Company's best estimate given available financial information. The guaranteed policyholder obligations will decline as the policies expire.

--------------------------------------------------------------------------------
53 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

E. Joint and Several Liabilities
--------------------------------------------------------------------------------

AIU and American Home are jointly and severally obligated to policyholders of their Japan branches, in connection with transfers of the business of those Japan branches to Japan-domiciled affiliates in 2013 and 2014, respectively. Under the terms of the transfer agreement, the Japan affiliates have agreed to be responsible for 100% of the obligations associated with such policies, and management expects such companies to satisfy their obligation. The Company carries no reserves with respect to such liabilities. The Japanese affiliates carried $33 and $63 of loss reserves in respect of such policies, as of December 31, 2016 and 2015, respectively. If the Japan affiliates were to fail to satisfy their obligations, the Company's share of the aggregate exposure under the pooling agreement is $18.

Each member of the Combined Pool is also jointly and severally obligated to the other pool members, in proportion to their pool share, in the event any other pool member fails.

11.Other Significant Matters
--------------------------------------------------------------------------------

A. Other Assets
--------------------------------------------------------------------------------

As of December 31, 2016 and 2015, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

Other admitted assets                 2016 2015
---------------------                 ---- ----
Deposit accounting assets             $  8 $  4
Guaranty funds receivable on deposit     8    7
Loss funds on deposit                   46   38
Other assets                            81   68
                                      ---- ----
Total other admitted assets           $143 $117
                                      ==== ====

B. Other Liabilities
--------------------------------------------------------------------------------

As of December 31, 2016 and 2015, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

Other liabilities                                              2016  2015
-----------------                                              ----  ----
Accrued retrospective premiums                                 $ 20  $ 27
Amounts withheld or retained by company for account of others     4     3
Collateral on derivative assets                                  37     8
Deferred commission earnings                                     67    34
Deposit accounting liabilities                                   40    60
Remittances and items not allocated                              10     7
Retroactive reinsurance reserves--ceded                         (22)  (11)
Servicing carrier liability                                       8     5
Statutory contingency reserve                                    66    22
Escrow funds (NICO)                                              25    29
Loss reserve offset for paid claims                             (77)  (62)
Other accrued liabilities                                       178   213
                                                               ----  ----
Total other liabilities                                        $356  $335
                                                               ====  ====

--------------------------------------------------------------------------------
54 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

C. Other (Expense)/ Income
--------------------------------------------------------------------------------

For the years ended December 31, 2016, 2015 and 2014, other (expense)/ income as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

Other (expense)/ income                          2016  2015  2014
-----------------------                          ----  ----  ----
Other income                                     $ 18  $ 14  $ 19
Fee income on deposit programs                      7     4     4
Equities and deposits in pools and associations     2    14     6
Interest expense on reinsurance program           (47)  (37)  (40)
                                                 ----  ----  ----
Total other (expense)/ income                    $(20) $ (5) $(11)
                                                 ====  ====  ====

D. Non- Cash items
--------------------------------------------------------------------------------

For the years ended December 31, 2016, 2015 and 2014, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

Non-cash transactions                                           2016   2015    2014
---------------------                                          -----  -----  -------
Capital contribution from parent:
   Tax Sharing Agreement                                       $  --  $  --  $    21
   Pooling Restructure Transaction                               700     --    1,302
   Securities                                                     --    125       --
   Receivable                                                     --    650       --
Dividends to parent:
   Securities                                                   (600)  (286)    (234)
Funds Held:
   Premiums collected                                           (441)   (13)      --
   Benefit and loss related payments                             244   (224)     (69)
   Funds held                                                    (46)   301       76
   Interest                                                      114     --       --
   Commission                                                    129    (64)      (7)
Intercompany Pooling Settlement:
   Securities received                                           986    126       --
   Securities transferred                                       (824)  (776)      --
Pooling Restructure Transaction:
   Premiums collected                                             --     --      562
   Miscellaneous expense (income)                                 --     --       51
   Benefit and loss related payments                              --     --    1,091
   Commission and other expense paid                              --     --      284
   Net deposit on deposit-type contracts and other insurance      --     --      (13)
   Intercompany                                                   55     --   (1,976)
Japan Branch Transfer:
   Premiums collected                                             --     --     (392)
   Net investment income                                          --     --        2
   Benefit and loss related payments                              --     --     (136)
   Commission and other expense paid                              --     --      (26)
   Securities                                                     --     --      794
Other:
   Securities*                                                   650     --       (9)
                                                               =====  =====  =======

* Prior year Capital Contribution recorded as a receivable was settled in 2016 in the form of cash and securities.

--------------------------------------------------------------------------------
55 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

E. Federal Home Loan Bank ("FHLB") Agreements
--------------------------------------------------------------------------------

The Company is a member of the FHLB of New York. Such membership requires ownership of stock in the FHLB. The Company owned an aggregate of $19 and $8 of stock in the FHLB at December 31, 2016 and 2015, respectively.

Through its membership, the Company has conducted business activity (borrowings) with the FHLB. The Company utilizes the FHLB facility to supplement liquidity or for other uses deemed appropriate by management. The outstanding borrowings are being used primarily for interest rate risk management purposes in connection with certain reinsurance arrangements, and the balances are expected to decline as underlying premiums are collected. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. The FHLB applies a haircut to collateral pledged to determine the amount of borrowing capacity it will provide to its member. As of December 31, 2016, the Company had an actual borrowing capacity of $1,474 based on qualified pledged collateral. At December 31, 2016, the Company had borrowings of $246 from the FHLB.

F. Insurance-Linked Securities
--------------------------------------------------------------------------------

The Company is a ceding insurer in five catastrophe bond reinsurance transactions in force as of December 31, 2016 covering the Company's direct and assumed property exposures. The aggregate amount the Company may receive under these arrangements in the event of catastrophic events that exceed the related limits for each applicable bond is $289.

12.Subsequent Events
--------------------------------------------------------------------------------

Subsequent events have been considered through April 25, 2017 for these Financial Statements issued on April 25, 2017.

Type I - Recognized Subsequent Events:

None

Type II - Nonrecognized Subsequent Events:

Adverse Development Cover

On January 20, 2017, the Combined Pool entered into an adverse development reinsurance agreement with NICO under which the Combined Pool ceded to NICO eighty percent of its reserve risk above an attachment point on substantially all of its U.S. Commercial long-tail exposures for accident years 2015 and prior. Under this agreement, the Combined Pool ceded to NICO eighty percent of net paid losses on subject business on or after January 1, 2016 in excess of $25,000 of net paid losses, up to an aggregate limit of $25,000. At NICO's
80 percent share, NICO's limit of liability under the contract is $20,000. National Union, Lexington and APCC account for this transaction as retroactive reinsurance. American Home accounts for this transaction as prospective reinsurance, except that the surplus gain associated with the ADC has been reported in a segregated surplus account and does not form a part of Combined Pool's unassigned surplus. As a result, the total surplus gain recognized by the Pool, $1,113, is presented as segregated surplus and subject to the applicable dividend restrictions. American Home's share of this gain was $514. This amount must be restricted in surplus until such time as the actual retroactive reinsurance recovered from NICO exceeds the consideration paid for the cession.

The Combined Pool paid consideration of approximately $10,188 in February 2017, including interest at 4 percent per annum from January 1, 2016 to date of payment. American Home's share of the consideration paid was $3,566. NICO has placed the consideration received into a collateral trust account as security for NICO's claim payment obligations, and Berkshire Hathaway Inc. has provided a parental guarantee to secure NICO's obligations under the agreement. The Combined Pool applied a permitted practice pursuant to which the initial recognition of this contract, which otherwise would have been recorded in 2017, was recorded in 2016.

Real Estate Consolidation

On January 31, 2017, the Company received cash proceeds of $5, $20 and $96 for the redemption of their common stock affiliate investments in Pine Street RE Holdings, Eastgreen Inc and American International Realty Corp, respectively. The Company recognized pre-tax realized capital gains of $72 on these redemptions

--------------------------------------------------------------------------------
56 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


2017 Pooling Restructure Transaction

Effective January 1, 2017, the Combined Pooling Agreement was amended and restated to reflect new pool participation percentages amongst certain pool members as follows:

                                                                       Pool Participation     Pool Participation      State of
                                                             NAIC          Percentage             Percentage          Domicile
Company                                                  Company Code as of January 1, 2017 as of December 31, 2016   Domicile
-------                                                  ------------ --------------------- ----------------------- ------------
National Union Fire Insurance Company*                      19445              35%                    30%           Pennsylvania
American Home Assurance Company (American Home)             19380              35%                    35%             New York
Lexington Insurance Company (Lexington)                     19437              30%                    30%             Delaware
AIG Property Casualty Company (APCC)                        19402               0%                     5%           Pennsylvania
Commerce and Industry Insurance Company (C&I)               19410               0%                     0%             New York
The Insurance Company of the State of Pennsylvania
  (ISOP)                                                    19429               0%                     0%             Illinois
New Hampshire Insurance Company (New Hampshire)             23841               0%                     0%             Illinois
AIG Specialty Insurance Company (Specialty)                 26883               0%                     0%             Illinois
AIG Assurance Company (Assurance)                           40258               0%                     0%             Illinois
Granite State Insurance Company (Granite)                   23809               0%                     0%             Illinois
Illinois National Insurance Company (Illinois National)     23817               0%                     0%             Illinois
AIU Insurance Company (AIU)                                 19399               0%                     0%             New York

*  Lead Company of the Combined Pool

The Company's participation in the pool remained at 35%. As such, the change in the Combined Pooling Agreement has no effect on the Company's reported assets, liabilities, surplus, operations or cash flows.

--------------------------------------------------------------------------------
57 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

                           PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a) Board of Directors Resolution.

    (1) Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of Separate Account VL-R. (1)

(b) Custodian Agreements.     Inapplicable.

(c) Underwriting Contracts.

    (1) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (22)

    (2)    Form of Selling Group Agreement. (23)

    (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d) Contracts.

    (1) Specimen form of the "Platinum Investor(R) III" Flexible Premium Variable Life Insurance Policy (Policy Form No. 00600). (24)

    (2) Specimen form of Extension of Maturity Date Rider, Accumulation Value version (Maturity Extension Rider), Form No. 99110. (37)

    (3) Specimen form of Extension of Maturity Date Rider, Death Benefit version (Maturity Extension Rider), Form No. 99111. (37)

    (4)    Form of Accidental Death Benefit Rider, Form No. 82012. (38)

    (5) Form of Children's Insurance Benefit Rider, Term Life Insurance, Form No. 82410. (38)

    (6) Form of Term Life Insurance Benefit Rider, Providing Annually Renewable Term Insurance (Spouse Term Rider), Form No. 88390. (38)

    (7) Specimen form of Disclosure of Accelerated Death Benefits (also known as Terminal Illness Rider), Form No. AGLC102084 Rev0415. (56)

    (8)    Form of Waiver of Monthly Deduction Rider, Form No. 82001. (38)

(e) Applications.

    (1) Specimen form of Life Insurance Application--Part A, Form No. AGLC 100565-2003. (35)

    (2) Specimen form of Life Insurance Application--Part B, Form No. AGLC 100566-2003. (21)

    (3) Specimen form of Variable Universal Life Insurance Supplemental Application, Form No. AGLC 0198-00 Rev0406. (39)


    (4) Specimen form of Service Request Form, Form No. AGLC0223 Rev0517. (Filed herewith)


    (5)    Specimen form of Absolute Assignment, Form No. AGLC0010-2011
           Rev0315. (56)

    (6)    Specimen form of Collateral Assignment, Form No. AGLC0205 Rev1215.
           (56)

    (7)    Specimen form of Name and Address Change, Form No. AGLC0222 Rev0715.
           (56)

    (8)    Specimen form of Change of Ownership, Form No. AGLC0013 Rev0715. (56)

    (9)    Specimen form of Change of Beneficiary, Form No. AGLC0108 Rev0715.
           (56)

    (10) Specimen form of New Business Reissue Supplemental Application for Individual Life Insurance, Form No. ICC15-108558. (56)

    (11) Specimen form of Reinstatement Application for Individual Life Insurance, Form No. ICC15-108250 (56)

    (12) Specimen form of In-Force Change Application for Individual Life Insurance, Form No. ICC15-108251 Rev1115. (56)

    (13)   Specimen form of Service Request, Form No. AGLC0107 Rev0216. (56)


(f) Depositor's Certificate of Incorporation and By-Laws.


    (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (2)

    (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (5)

    (3) By-Laws of American General Life Insurance Company, restated as of June 8, 2005. (3)

(g) Reinsurance Contracts.

    (1) Form of Reinsurance Agreement between American General Life Insurance Company and General & Cologne Life Re of America. (41)

    (2) Form of Reinsurance Agreement between American General Life Insurance Company and Munich American Reassurance Company. (41)

    (3) Form of Reinsurance Agreement between American General Life Insurance Company and RGA Reinsurance Company. (41)

    (4) Form of Reinsurance Agreement between American General Life Insurance Company and Swiss Re Life & Health America, Inc. (41)

    (5) Automatic and Facultative Reinsurance Agreement between American General Life Insurance Company and Generali USA Life Reinsurance Company. (53)

(h) Participation Agreements.

    (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (6)

    (1)(b) Form of Amendment Four to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated.
             (16)

    (1)(c) Form of Amendment Six to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated.
             (25)

    (1)(d) Form of Amendment No. 14 to Participation Agreement by and among AIM Variable Insurance Funds, Invesco Aim Distributors, Inc., American General Life Insurance Company and American General Equity Services Corporation, effective April 30, 2010. (48)

    (2)(a) Form of Participation Agreement by and among The Alger American Fund, American General Life Insurance Company and Fred Alger & Company, Incorporated. (28)

    (3)(a) Form of Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. (14)

    (3)(b) Form of Amendment No. 2 to Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. and American Century Investment Services, Inc. (30)

    (4)(a) Form of Participation Agreement Between American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (6)

    (4)(b) Amendment One to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated December 1, 1998. (7)

    (4)(c) Form of Fourth Amendment to Participation Agreement dated June 1, 2009 between American General Life Insurance Company, each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Investment Portfolios effective October 1, 2007. (43)

    (5)(a) Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and American General Life Insurance Company of Delaware dated
             April 27, 2012. (50)

    (6)(a) Form of Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of October 1, 2002. (12)

    (6)(b) Form of Amendment No. 5 to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (44)

    (6)(c) Form of Amendment No. 6 to Amended and Restated Participation Agreement by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., SunAmerica Capital Services, Inc. and American General Life Insurance Company. (53)

    (7)(a) Form of Participation Agreement by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and American General Life Insurance Company. (29)

    (7)(b) Form of Amendment No. 1 to Participation Agreement by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and American General Life Insurance Company. (60)

    (8)(a) Form of Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (17)

    (8)(b) Form of Amendment to Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series.
             (56)

    (9)(a) Form of Fund Participation Agreement by and between American General Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. effective as of April 24, 2009. (46)

    (10)(a) Form of Participation Agreement Among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (6)

    (10)(b) Form of Amendment Five to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (17)

    (10)(c) Form of Letter Agreement between Massachusetts Financial Services, MFS Variable Insurance Trust and American General Life Insurance Company, dated December 19, 2005. (41)

    (11)(a) Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP., Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (8)

    (11)(b) Amendment Number 1 to Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (10)

    (11)(c) Form of Amendment Seven to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital

             Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Securities Incorporated. (16)

    (11)(d) Form of Amendment Ten to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Distributors, Inc. (26)

    (11)(e) Form of Amendment 13 to Participation Agreement among The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc., Morgan Stanley Investment Management Inc., American General Life Insurance Company and AIG Capital Services, Inc. (60)

    (11)(f) Form of Amendment 14 to Participation Agreement among The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc., Morgan Stanley Investment Management Inc., American General Life Insurance Company and AIG Capital Services, Inc. (60)

    (12)(a) Sales Agreement by and between American General Life Insurance Company, Neuberger & Berman Advisors Management Trust and Neuberger & Berman Management Incorporated. (14)

    (12)(b) Form of Assignment and Modification Agreement to Fund Participation Agreement (formerly known as Sales Agreement) by and between Neuberger & Berman Management Incorporated and American General Life Insurance Company. (14)

    (12)(c) Form of Amendment to Fund Participation Agreement by and between Neuberger Berman Management Inc., Neuberger Berman Advisers Management Trust and American General Life Insurance Company. (40)

    (12)(d) Form of Amendment No. 3 to Fund Participation Agreement by and between Neuberger Berman Management Inc., Neuberger Berman Advisers Management Trust and American General Life Insurance Company. (57)

    (13)(a) Form of Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (19)

    (13)(b) Form of Amendment No. 1 to Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (34)

    (14)(a) Form of Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (17)

    (14)(b) Form of Amendment No. 1 to Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (36)

    (14)(c) Form of Novation of and Amendment to Participation Agreement by and among Allianz Global Investors Distributors LLC, PIMCO Investments LLC, PIMCO Variable Insurance Trust, The United States Life Insurance Company in the City of New York, as successor to American International Life Assurance Company of New York, American General Life Insurance Company and American General Life Insurance Company of Delaware. (49)

    (14)(d) Form of Fourth Amendment to Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Investments LLC. (58)

    (15)(a) Form of Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (12)

    (15)(b) Form of Amendment No. 1 to Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (36)

    (15)(c) Form of Amendment No. 4 to Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (44)

    (15)(d) Form of Amendment No. 6 to Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (59)

    (16)(a) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company. (6)

    (16)(b) Form of Amendment No. 3 to Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company dated October 1, 2007. (44)

    (16)(c) Specimen form of Fourth Amendment to Participation Agreement Among Putnam Variable Trust, Putnam Retail Management Limited Partnership and American General Life Insurance Company. (Filed herewith)

    (17)(a) Form of Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company. (18)

    (17)(b) Form of Addendum to Fund Participation Agreement For Class A Shares by and between SunAmerica Series Trust and American General Life Insurance Company. (31)

    (17)(c) Form of Amendment to Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company, dated July 2, 2003. (32)

    (18)(a) Form of Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (9)

    (18)(b) Amendment One to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company dated as of July 21, 1998.
             (7)

    (18)(c) Form of Amendment Two to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (17)

    (18)(d) Form of Amendment Three to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (16)

    (18)(e) Form of Amendment Ninth to Participation Agreement by and between The Variable Annuity Life Insurance Company, AIG Retirement Company I (formerly VALIC Company I), American General Equity Services Corporation and American General Life Insurance Company.
             (47)

    (18)(f) Form of Amendment Eleventh to Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, VALIC Company I (formerly AIG Retirement Company I) and The Variable Annuity Life Insurance Company effective as of May 1, 2009. (46)

    (18)(g) Form of Twelfth Amendment to Participation Agreement among American General Life Insurance Company, American General Equity Services Corporation, VALIC Company I and The Variable Annuity Life Insurance Company. (48)

    (18)(h) Form of Thirteenth Amendment to Participation Agreement among American General Life Insurance Company, American General Equity Services Corporation, VALIC Company I and The Variable Annuity Life Insurance Company. (50)

    (18)(i) Form of Fourteenth Amendment to Participation Agreement among American General Life Insurance Company, American General Equity Services Corporation, VALIC Company I and The Variable Annuity Life Insurance Company. (57)

    (19)(a) Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (8)

    (19)(b) Amendment One to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (7)

    (19)(c) Form of Amendment Six to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Securities Incorporated.
             (16)

    (19)(d) Form of Amendment Nine to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Distributors, Inc. (26)

    (20)(a) Form of Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (17)

    (20)(b) Form of Amendment to Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (30)

    (20)(c) Form of Seventh Amendment to Participation Agreement by and among Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (53)

    (21)(a) Form of Administrative Services Agreement between American General Life Insurance Company and fund distributor. (5)

    (22)(a) Form of Amended and Restated Administrative Services Agreement between American General Life Insurance Company and A I M Advisors, Inc. (30)

    (23)(a) Form of Service Agreement Class O between Fred Alger Management, Inc. and American General Life Insurance Company. (28)

    (24)(a) Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation. (4)

    (24)(b)  Amendment to Administrative Services Agreement dated as of
             August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation effective as of December 1, 1998. (4)

    (24)(c) Form of Amendment No. 3 to Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation effective as of October 1, 2007. (43)

    (25)(a) Form of Amended and Restated Service Contract among Fidelity Variable Insurance Products Funds, American General Life Insurance Company, American General Life Insurance Company of Delaware and The United States Life Insurance Company in the City of New York effective May 1, 2012. (51)

    (26)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (17)

    (27)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, Inc., dated as of July 1, 1999. (11)

    (27)(b) Form of Amendment to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, effective November 1, 2001. (20)

    (27)(c) Form of Amendment No. 3 to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, dated as of July 30, 2004. (12)

    (28)(a) Form of Administrative Services Agreement by and between Goldman, Sachs & Co. and American General Life Insurance Company. (29)

    (28)(b) Form of Amendment to the Administrative Services Agreement by and between Goldman, Sachs & Co. and American General Life Insurance Company. (60)

    (29)(a) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and American General Life Insurance Company. (17)

    (30)(a) Form of Indemnification Letter Agreement by and between J.P. Morgan Investment Management Inc. and American General Life Insurance Company. (30)

    (31)(a) Form of Administrative Services Agreement between American General Life Insurance Company, Miller Anderson & Sherrard LLP and Morgan Stanley Dean Witter Investment Management Inc. (13)

    (31)(b) Form of Letter Agreement between American General Life Insurance Company and Morgan Stanley Investment Management Inc. (60)

    (31)(c) Form of Servicing Agreement between The Universal Institutional Funds, Inc. and American General Life Insurance Company. (60)

    (32)(a) Form of Amended and Restated Administrative Services Agreement by and between American General Life Insurance Company and
             Neuberger & Berman Management Incorporated. (57)

    (33)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (19)

    (33)(b) Form of Amendment No. 1 to Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (34)

    (34)(a) Form of Services Agreement by and between American General Life Insurance Company and Pacific Investment Management Company LLC.
             (17)

    (34)(b) Form of Amendment No. 1 to Services Agreement by and between American General Life Insurance Company and Pacific Investment Management Company LLC. (45)

    (34)(c) Form of Amendment No. 2 to Services Agreement by and between American General Life Insurance Company and Pacific Investment Management Company LLC. (58)

    (35)(a) Form of PIMCO Variable Insurance Trust Services Agreement by and between American General Life Insurance Company and PIMCO Variable Insurance Trust. (17)

    (35)(b) Form of Amendment No. 2 to PIMCO Variable Insurance Trust Services Agreement by and between American General Life Insurance Company and PIMCO Investments LLC. (58)

    (36)(a) Form of Marketing and Administrative Services Support Agreement by and between Putnam Retail Management Limited Partnership and American General Life Insurance Company. (34)

    (37)(a) Form of Administrative Services Agreement by and between SunAmerica Asset Management Corp. and American General Life Insurance Company. (18)

    (38)(a) Form of Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company dated January 1, 2000 (19)

    (38)(b) Form of Amendment No. 1 to Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company, dated November 1, 2001. (27)

    (39)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AIM and American General Life Insurance Company. (41)

    (40)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Alger and American General Life Insurance Company. (41)

    (41)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and American General Life Insurance Company. (41)

    (42)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Dreyfus and American General Life Insurance Company. (41)

    (43)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and American General Life Insurance Company. (41)

    (44)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and American General Life Insurance Company.
             (41)

    (45)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Goldman Sachs and American General Life Insurance Company. (42)

    (46)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Janus and American General Life Insurance Company. (41)

    (47)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between JPMorgan Insurance Trust and American General Life Insurance Company. (46)

    (48)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between MFS and American General Life Insurance Company. (41)

    (49)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and American General Life Insurance Company. (41)

    (50)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Oppenheimer and American General Life Insurance Company. (41)

    (51)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and American General Life Insurance Company. (41)

    (51)(b) Form of Amendment No. 1 to SEC Rule 22c-2 Information Sharing Agreement between PIMCO and American General Life Insurance Company. (58)

    (52)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Pioneer and American General Life Insurance Company. (41)

    (53)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Putnam and American General Life Insurance Company. (41)

    (54)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between SunAmerica and American General Life Insurance Company. (41)

    (55)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between UIF Morgan Stanley and American General Life Insurance Company. (42)

    (56)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC Company I and American General Life Insurance Company. ((41)

    (57)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Van Kampen and American General Life Insurance Company. (41)

    (58)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and American General Life Insurance Company. (41)

(i) Administrative Contracts.

    (1)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company. (15)

    (1)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (15)

    (1)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated September 23, 1975. (15)

    (1)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (15)

    (1)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (15)

    (1)(f) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (15)

    (1)(g) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (31)

(j) Other Material Contracts.

    (1) General Guarantee Agreement from American Home Assurance Company on behalf of American General Life Insurance Company. (3)

    (2) Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006. (38)

    (3) Amended and Restated Unconditional Capital Maintenance Agreement between American International Group, Inc. and American General Life Insurance Company. (53)

    (4) Termination Agreement of the Amended and Restated Unconditional Capital Maintenance Agreement between American International Group, Inc. and American General Life Insurance Company. (56)

(k) Legal Opinions.

    (1) Opinion and Consent of Pauletta P. Cohn, General Counsel, Life Insurance Operations of American General Life Companies. (24)

    (2) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (33)

(l) Actuarial Opinion.

    (1) Opinion and Consent of American General Life Insurance Company's actuary. (24)

(m) Calculation. None

(n) Other Opinions.

    (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

(o) Omitted Financial Statements.     None

(p) Initial Capital Agreements.     None

(q) Redeemability Exemption.

    (1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for the Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 2, 2016. (56)

(r) Powers of Attorney.

    (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American General Life Insurance Company. (60)

    (2) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (60)
--------
(1) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on December 18, 1997.
(2) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.
(3) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.
(4) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on January 15, 1999.
(5) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.
(6) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

(7) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on March 18, 1999.
(8) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1997.
(9) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on February 12, 1998.
(10)Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on August 25, 1999.
(11)Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2000.
(12)Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on December 2, 2004.
(13)Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 12, 2000.
(14)Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on January 21, 2000.
(15)Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.
(16)Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on October 11, 2000.
(17)Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(18)Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on April 24, 2002.
(19)Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on January 20, 2000.
(20)Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2001.
(21)Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-109613) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2003.
(22)Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.
(23)Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.
(24)Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on October 26, 2000.
(25)Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-103361) of American General Life Insurance Company Separate Account VL-R filed on February 21, 2003.
(26)Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on January 23, 2003.
(27)Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on February 10, 2003.
(28)Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2003.

(29)Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-90787) of American General Life Insurance Company Separate Account VL-R filed on December 19, 2003.
(30)Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.
(31)Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2004.
(32)Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-109206) of American General Life Insurance Company Separate Account D filed on December 17, 2003.
(33)Incorporated by reference to Post-Effective Amendment No. 12 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on October 24, 2005.
(34)Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2006.
(35)Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on November 8, 2005.
(36)Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on March 30, 2006.
(37)Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on August 18, 2004.
(38)Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on December 12, 2006.
(39)Incorporated by reference to Post-Effective Amendment No. 14 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2006.

(40)Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-137817) of American General Life Insurance Company Separate Account VL-R filed on December 14, 2006.
(41)Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.
(42)Incorporated by reference to Post-Effective Amendment No. 16 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.
(43)Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-144594) of American General Life Insurance Company Separate Account VL-R filed on October 2, 2007.
(44)Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-153068) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2008.
(45)Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2009.
(46)Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2010.
(47)Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on August 28, 2008.
(48)Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2011.
(49)Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2012.
(50)Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2013.

(51)Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-185761) of American General Life Insurance Company Separate Account II filed on December 31, 2012.
(52)Incorporated by reference to Post-Effective Amendment No. 22 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2013.
(53)Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2014.
(54)Incorporated by reference to Post-Effective Amendment No. 23 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2014.
(55)Incorporated by reference to Post-Effective Amendment No. 24 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2015.
(56)Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on April 29, 2016.
(57)Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on November 3, 2014.
(58)Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2015.
(59)Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 29, 2016.
(60)Incorporated by reference to Post-Effective Amendment No. 25 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 29, 2016.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAMES, POSITIONS AND OFFICES HELD WITH DEPOSITOR

Kevin T. Hogan (3)             Director, Chairman of the Board, Chief Executive Officer,
                               and President
Katherine A. Anderson          Director, Senior Vice President and Chief Risk Officer
Thomas J. Diemer               Director, Executive Vice President and Chief Financial
                               Officer
Deborah A. Gero (5)            Director, Senior Vice President and Chief Investment
                               Officer
Jana W. Greer (1)              Director and President, Individual Retirement
Elias F. Habayeb (3)           Director
Michael P. Harwood             Director, Senior Vice President, Chief Actuary and
                               Corporate Illustration Actuary
Stephen A. Maginn (1)          Director, Senior Vice President and Chief Distribution
                               Officer
Jonathan J. Novak (5)          Director and President, Institutional Markets
Rodney E. Rishel               Director and President, Life, Disability and Health
Robert J. Scheinerman          Executive Vice President, Head of Individual Retirement
Charles S. Shamieh (3)         Executive Vice President, Head of Legacy Portfolio
Don W. Cummings (3)            Senior Vice President and Controller
Sabyasachi Ray (3)             Senior Vice President and Chief Operations Officer
Christine A. Nixon (1)         Senior Vice President
Yoav Tamir (1)                 Senior Vice President, Market Risk Management
Kyle L. Jennings               Senior Vice President and Chief Compliance Officer
William C. Kolbert (4)         Senior Vice President and Business Information Officer
Sai P. Raman (4)               Senior Vice President, Institutional Markets
Timothy M. Heslin              Senior Vice President, Products
Sarah J. VanBeck               Senior Vice President and Life Controller
Justin J.W. Caulfield (3)      Vice President and Treasurer
Mallary L. Reznik (1)          Vice President, General Counsel and Assistant Secretary
Julie Cotton Hearne            Vice President and Secretary
John B. Deremo (3)             Vice President, Distribution
Leo W. Grace                   Vice President, Product Filing
Tracey E. Harris               Vice President, Product Filing
Daniel R. Cricks               Vice President and Tax Officer
Josephine B. Lowman            Vice President and Tax Officer
T. Clay Spires                 Vice President and Tax Officer
Michael E. Treske (1)          Vice President, Distribution
Frank Kophamel                 Vice President and Appointed Actuary
Christina M. Haley (1)         Vice President, Product Filing
Marla S. Campagna (5)          Vice President
Mary M. Newitt (1)             Vice President, Product Filing
Manda Ghaferi (1)              Vice President
Keith C. Honig (5)             Vice President
Stewart P. Polakov (1)         Vice President
Thomas A. Musante (5)          Vice President
Richard I. Fisher (5)          Vice President

 Timothy L. Gladura (6)         Vice President
 Becky L. Strom                 Anti-Money Laundering and Economic Sanctions
                                Compliance Officer
 Lisa K. Gerhart                Vice President and Assistant Life Controller
 Jennifer A. Roth (1)           Vice President, 38a-1 Compliance Officer
 David J. Kumatz (2)            Assistant Secretary
 Virginia N. Puzon (1)          Assistant Secretary
 Rosemary Foster                Assistant Secretary
 Michael Plotkin (2)            Assistant Tax Officer
 Grace D. Harvey                Illustration Actuary
 Laszlo Kulin (6)               Investment Tax Officer
 Alireza Vaseghi (6)            Managing Director and Chief Operating Officer,
                                Institutional Markets
 Melissa H. Cozart              Privacy Officer


(1)21650 Oxnard Street, Woodland Hills, CA 91367
(2)2000 American General Way, Brentwood, TN 37027
(3)175 Water Street, New York, NY 10038
(4)50 Danbury Road, Wilton, CT 06897
(5)777 S. Figueroa Street, Los Angeles, CA 90017
(6)80 Pine Street, New York, NY 10005

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0000005272-17-000017, filed
February 23, 2017. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

ITEM 29. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, AIG Capital Services, Inc., also acts as principal underwriter for the following investment companies:

AMERICAN GENERAL LIFE INSURANCE COMPANY
Variable Separate Account
Variable Annuity Account One
Variable Annuity Account Two
Variable Annuity Account Four
Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
Separate Account A
Separate Account D
Separate Account I
Separate Account II
Separate Account VA-1
Separate Account VA-2
Separate Account VUL
Separate Account VUL-2
AG Separate Account A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
FS Variable Separate Account
FS Variable Annuity Account One
FS Variable Annuity Account Two
FS Variable Annuity Account Five
Separate Account USL VA-R
Separate Account USL VL-R
Separate Account USL A
Separate Account USL B

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
Separate Account A

(b) Management.

The following information is provided for each director and officer of the principal underwriter.

 NAME AND PRINCIPAL                      POSITIONS AND OFFICES WITH UNDERWRITER
 BUSINESS ADDRESS*                       AIG CAPITAL SERVICES, INC.
 --------------------------------------  --------------------------------------
 Peter A. Harbeck (1)                    Director
 Stephen A. Maginn                       Director, Senior Vice President
                                         Director, President and Chief
 James T. Nichols (1)                    Executive Officer
                                         Vice President, Chief Financial
                                         Officer, Chief Operation Officer,
 Frank Curran (1)                        Controller and Treasurer
 Rebecca Snider (2)                      Chief Compliance Officer
 John T. Genoy (1)                       Vice President
 Mallary L. Reznik                       Vice President
 Christine A. Nixon                      Secretary
 Julie A. Cotton Hearne (2)              Assistant Secretary
 Rosemary Foster (2)                     Assistant Secretary
 Virginia N. Puzon                       Assistant Secretary
 Thomas Clayton Spires (2)               Vice President, Tax Officer
                                         Chief Distribution Officer, Mutual
 Michael E. Treske                       Funds and Variable Annuities

* Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997.

    (1)Principal business address is Harborside 5, 185 Hudson Street, Jersey City, NJ 07311.
    (2)Principal business address is 2919 Allen Parkway, Houston, TX 77019.

(c) Compensation From the Registrant.

                                            COMPENSATION
                                   NET        ON EVENTS
                               UNDERWRITING  OCCASIONING
                                DISCOUNTS   THE DEDUCTION
                                   AND      OF A DEFERRED  BROKERAGE     OTHER
NAME OF PRINCIPAL UNDERWRITER  COMMISSIONS   SALES LOAD   COMMISSIONS COMPENSATION
 AIG Capital Services, Inc.         0             0            0           0

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at 2 American General Center, Nashville, Tennessee 37250-0001.

ITEM 32. MANAGEMENT SERVICES        Not applicable.

ITEM 33. FEE REPRESENTATION

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectuses to policy owners, an offer to supply the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Policies. The American Home Guarantee will not cover any Policies with a date of issue later than the Point of Termination.

The American Home Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VL-R, certifies that it meets all the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on this 24th day of April, 2017.

                                             AMERICAN GENERAL LIFE INSURANCE
                                             COMPANY
                                             SEPARATE ACCOUNT VL-R
                                             (Registrant)

                                             By: AMERICAN GENERAL LIFE
                                             INSURANCE COMPANY
                                             (On behalf of the Registrant and
                                             itself)

                                             By:  /s/ SARAH J. VANBECK
                                                  ------------------------------
                                                  SARAH J. VANBECK
                                                  SENIOR VICE PRESIDENT
                                                  AND LIFE CONTROLLER

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Depositor and Registrant, in the capacities and on the dates indicated.

      Signature                        Title                         Date
      ---------                        -----                         ----

*KEVIN T. HOGAN           Director, Chairman of the Board,      April 24, 2017
-----------------------   Chief Executive Officer, and
KEVIN T. HOGAN            President

                          Director, Senior Vice President
-----------------------   and Chief Risk Officer
KATHERINE A. ANDERSON

*THOMAS J. DIEMER         Director, Executive Vice President    April 24, 2017
-----------------------   and Chief Financial Officer
THOMAS J. DIEMER

*DEBORAH A. GERO          Director, Senior Vice President       April 24, 2017
-----------------------   and Chief Investment Officer
DEBORAH A. GERO

*JANA W. GREER            Director and President, Individual    April 24, 2017
-----------------------   Retirement
JANA W. GREER

*ELIAS F. HABAYEB         Director                              April 24, 2017
-----------------------
ELIAS F. HABAYEB


*MICHAEL P. HARWOOD       Director, Senior Vice President,      April 24, 2017
-----------------------   Chief Actuary and Corporate
MICHAEL P. HARWOOD        Illustration Actuary

*STEPHEN A. MAGINN        Director, Senior Vice President       April 24, 2017
-----------------------   and Chief Distribution Officer
STEPHEN A. MAGINN

*JONATHAN J. NOVAK        Director and President,               April 24, 2017
-----------------------   Institutional Markets
JONATHAN J. NOVAK

*RODNEY E. RISHEL         Director, and President, Life,        April 24, 2017
-----------------------   Disability and Health
RODNEY E. RISHEL

*DON W. CUMMINGS          Senior Vice President and             April 24, 2017
-----------------------   Controller
DON W. CUMMINGS

/s/ MANDA GHAFERI         Attorney-In-Fact                      April 24, 2017
-----------------------
*MANDA GHAFERI

                                  SIGNATURES

   American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 24th day of April, 2017.

                                             AMERICAN HOME ASSURANCE COMPANY

                                             BY:  /s/ ALLISON KENWORTHY
                                                  ------------------------------
                                                  ALLISON KENWORTHY
                                                  STATUTORY CONTROLLER
                                                  AND VICE PRESIDENT

      This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                      Title                 Date
---------                            -------------------------  ---------------

* CAROL G. BARTON                            Director           April 24, 2017
-------------------------------
CAROL G. BARTON

*ALEXANDER R. BAUGH                          Director           April 24, 2017
-------------------------------
ALEXANDER R. BAUGH

*JAMES BRACKEN                               Director           April 24, 2017
-------------------------------
JAMES BRACKEN


* JOSEPH D. COOK                       Director, Senior Vice    April 24, 2017
-------------------------------         President and Chief
JOSEPH D. COOK                           Financial Officer

*JEREMY D. EDGECLIFFE-JOHNSON         Director, President and   April 24, 2017
-------------------------------       Chief Executive Officer
JEREMY D. EDGECLIFFE-JOHNSON

*GAURAV GARG                                 Director           April 24, 2017
-------------------------------
GAURAV GARG

*STEPHEN J. GRABEK                           Director           April 24, 2017
-------------------------------
STEPHEN J. GRABEK

*RALPH W. MUCERINO                           Director           April 24, 2017
-------------------------------
RALPH W. MUCERINO

*ALESSANDREA C. QUANE                        Director           April 24, 2017
-------------------------------
ALESSANDREA C. QUANE

*ROBERT S.H. SCHIMEK                         Director           April 24, 2017
-------------------------------
ROBERT S.H. SCHIMEK

*AMY E. STERN                                Director           April 24, 2017
-------------------------------
AMY E. STERN

* GEORGE R. STRATTS                          Director           April 24, 2017
-------------------------------
GEORGE R. STRATTS

* BY:  /s/ JOSEPH D. COOK
       --------------------------
       JOSEPH D. COOK
       ATTORNEY-IN-FACT
       (Exhibit to the
       Registration Statement)

                                 EXHIBIT INDEX

ITEM 26. EXHIBITS

     (e)(4)    Specimen form of Service Request Form, Form No. AGLC0223 Rev0517.

     (h)(16)(c)Specimen form of Fourth Amendment to Participation Agreement Among Putnam Variable Trust, Putnam Retail Management Limited Partnership and American General Life Insurance Company.

     (n)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

                                      E-1